                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        AMOCO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

Notes:

AMOCO CORPORATION
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601

                                                         [LOGO]

                                                                OCTOBER 30, 1998

Dear Fellow Shareholders:

    Enclosed are a Notice of Special Meeting, a Proxy Statement/Prospectus and a voting form in connection with a special meeting of shareholders (the "Special Meeting") of Amoco Corporation ("Amoco") to be held at 3:00 p.m. local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois. At the Special Meeting you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998 (the "Merger Agreement"), among The British Petroleum Company p.l.c., an English public limited company ("BP"), Amoco and Eagle Holdings, Inc., an Indiana corporation and wholly owned subsidiary of BP ("Merger Sub"), pursuant to which Merger Sub will be merged with and into Amoco, with Amoco continuing as the surviving corporation in the merger (the "Merger"). Pursuant to the Merger, Amoco will become a direct or indirect wholly owned subsidiary of BP, and BP will be renamed "BP Amoco p.l.c." ("BP Amoco").

    The terms of the Merger Agreement provide that each outstanding share of Amoco common stock (an "Amoco Share") will, upon the terms and subject to the conditions set forth in the Merger Agreement, be converted into 3.97 ordinary shares of BP Amoco ("BP Amoco Ordinary Shares"), which you will receive in the form of American depositary shares ("BP Amoco ADSs"). Because each BP Amoco ADS represents six BP Amoco Ordinary Shares, you will receive approximately 0.66167 of a BP Amoco ADS in exchange for each Amoco Share you own. The Depositary (as defined herein) will not issue fractional BP Amoco ADSs. You will instead be paid cash for your fractional BP Amoco ADS interests. The closing per share price on the New York Stock Exchange Composite Tape of the BP American Depositary Shares on October 26, 1998 was $85.

    The Amoco Board of Directors and Amoco management believe that the combination of the two companies will create a more competitive global energy and petrochemical company than either Amoco or BP would be on its own. We expect significant synergies and operating efficiencies to be achieved through the combination. In addition, we believe that the best investment opportunities, in terms of rates of return on capital employed, will be ones that, because of location or complexity, will be available only to companies with the greatest financial resources. The completion of the Merger would place BP Amoco among the world's oil "super-majors."

    Details of the business to be considered at the Special Meeting are set forth in the accompanying Notice and Proxy Statement/Prospectus, which you should read carefully in its entirety. The Board of Directors of Amoco has established October 19, 1998 as the record date for determining holders of Amoco Shares entitled to notice of, and to vote at, the Special Meeting, and only record holders of Amoco Shares at the close of business on such record date are entitled to notice of, and to vote at, the Special Meeting. Under Indiana law, holders of Amoco Shares are not entitled to dissenters' rights in connection with the Merger.

    AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF AMOCO, BY A UNANIMOUS VOTE OF DIRECTORS PRESENT, HAS DETERMINED THAT THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF AMOCO AND SHAREHOLDERS OF AMOCO, HAS ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT ALL SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE MERGER AGREEMENT. THE BOARD OF DIRECTORS OF AMOCO HAS RECEIVED THE WRITTEN OPINION OF ITS FINANCIAL ADVISOR, MORGAN STANLEY & CO. INCORPORATED, DATED AUGUST 11, 1998, TO THE EFFECT THAT, AS OF SUCH DATE AND SUBJECT TO CERTAIN CONSIDERATIONS, THE EXCHANGE RATIO PURSUANT TO THE MERGER AGREEMENT WAS FAIR FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF AMOCO SHARES.

    To be certain that your shares are voted at the Special Meeting, whether or not you plan to attend in person, please sign, date and return the enclosed voting form as soon as possible. Your vote is important. By obtaining an admission ticket, you may attend the Special Meeting and vote in person if you wish, whether or not you have executed and returned your voting form. You may revoke your voting form at any time prior to its use.

                                      SINCERELY,

                                      /S/ H.L. FULLER

                                      H. LAURANCE FULLER
                                      CHAIRMAN OF THE BOARD
                                      AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                               AMOCO CORPORATION
                            200 East Randolph Drive
                            Chicago, Illinois 60601

              ---------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 10, 1998
              ---------------------------------------------------

To the Shareholders of Amoco Corporation:

    Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Amoco Corporation, an Indiana corporation ("Amoco"), will be held at 3:00 p.m. local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois, to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998 (the "Merger Agreement"), among The British Petroleum Company p.l.c., an English public limited company ("BP"), Amoco, and Eagle Holdings, Inc., an Indiana corporation and wholly owned subsidiary of BP ("Merger Sub"), pursuant to which Merger Sub will be merged with and into Amoco, with Amoco continuing as the surviving corporation in the merger (the "Merger"). Pursuant to the Merger, Amoco will become a direct or indirect wholly owned subsidiary of BP, and BP will be renamed "BP Amoco p.l.c."

    The accompanying Proxy Statement/Prospectus contains information regarding the business to be considered at the Special Meeting. A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement/Prospectus.

    Only shareholders of record at the close of business on October 19, 1998, the record date established by the Board of Directors of Amoco in connection with the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. Under Indiana law, holders of Amoco common stock, without par value, are not entitled to dissenters' rights in connection with the Merger.

    Amoco will issue tickets for admission to the Special Meeting. The voting form provided to shareholders of record, Amoco Direct Access Plan participants and Amoco employee benefit plan participants should be used to request tickets, following the instructions shown on the form. Beneficial shareholders who hold shares through a third party, such as a broker, should send account statements or similar documentation of ownership to Amoco when requesting tickets.

    You are cordially invited to attend the Special Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING VOTING FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you attend the Special Meeting, you may vote in person if you wish, whether or not you have executed and returned your voting form. A proxy granted by the voting form may be revoked at any time prior to its use.

    THE BOARD OF DIRECTORS OF AMOCO HAS, BY UNANIMOUS VOTE OF DIRECTORS PRESENT, DETERMINED THAT THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF AMOCO AND SHAREHOLDERS OF AMOCO, AND HAS ADOPTED THE MERGER AGREEMENT. THE BOARD OF DIRECTORS OF AMOCO RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

                                      By Order of the Board of Directors,

                                      /S/ STEPHEN F. GATES
                                      STEPHEN F. GATES
                                      Vice President, General Counsel
                                      and Corporate Secretary
Chicago, Illinois
October 30, 1998
                    THE INFORMATION AGENT FOR THE MERGER IS:
                             D.F. KING & CO., INC.
                                77 WATER STREET
                               NEW YORK, NY 10005
                         CALL TOLL FREE: 1-800-628-8532

                            YOUR VOTE IS IMPORTANT.
                 PLEASE SIGN, DATE AND RETURN YOUR VOTING FORM.

                        [LOGO]                                                          [LOGO]
               PROXY STATEMENT                                    PROSPECTUS

                                                                AMERICAN DEPOSITARY SHARES, EACH
                                                               REPRESENTING SIX ORDINARY SHARES,
                                                                OF NOMINAL VALUE $0.50 EACH, OF
                                                              THE BRITISH PETROLEUM COMPANY P.L.C.

                           --------------------------
    This Proxy Statement/Prospectus is being furnished to holders of common stock, without par value ("Amoco Shares"), of Amoco Corporation, an Indiana corporation ("Amoco"), in connection with the solicitation of proxies by the Board of Directors of Amoco (the "Amoco Board") for use at a special meeting of shareholders (the "Special Meeting") to be held at 3:00 p.m. local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois and at any adjournments or postponements thereof.

    The purpose of the Special Meeting is to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998 (the "Merger Agreement"), among The British Petroleum Company p.l.c., an English public limited company ("BP"), Amoco and Eagle Holdings, Inc., an Indiana corporation and wholly owned subsidiary of BP ("Merger Sub"), pursuant to which Merger Sub will be merged with and into Amoco, with Amoco continuing as the surviving corporation in the merger (the "Merger"). Pursuant to the Merger, Amoco will become a direct or indirect wholly owned subsidiary of BP, and BP will be renamed "BP Amoco p.l.c." ("BP Amoco"). See "THE MERGER AGREEMENT." The Merger Agreement is attached as Appendix A to this Proxy Statement/Prospectus.

    Upon consummation of the Merger, each Amoco Share outstanding immediately prior to the Effective Time (as defined herein), other than Excluded Amoco Shares (as defined herein), will be converted into and canceled in exchange for the right to receive 3.97 (the "Exchange Ratio") ordinary shares, of nominal value 25p each or, if a proposed redenomination of BP's ordinary share capital into U.S. dollars is approved by the requisite vote of shareholders of BP at the shareholder meetings convened for such purpose and otherwise becomes effective as contemplated by the Merger Agreement, US$0.50 each ("BP Amoco Ordinary Shares"), of BP Amoco, which will be in the form of American depositary shares ("BP Amoco ADSs"), each representing six BP Amoco Ordinary Shares, and cash in lieu of each fractional BP Amoco ADS. The Merger Agreement also provides for the conversion upon consummation of the Merger of all employee stock options to purchase Amoco Shares (the "Amoco Stock Options") into options to purchase BP Amoco Ordinary Shares to be issued in the form of BP Amoco ADSs, appropriately adjusted to reflect the Exchange Ratio and, in the case of certain Amoco Stock Options, to comply with applicable federal tax laws. See "THE MERGER AGREEMENT--Consideration to Be Received in the Merger" and "--Stock Options and Other Stock Plans." The Merger is intended to qualify for federal income tax purposes as a "reorganization" under the Internal Revenue Code of 1986, as amended (the "Code"). See "CERTAIN TAX CONSEQUENCES."

    This Proxy Statement/Prospectus also constitutes a prospectus of BP in respect of the BP Amoco ADSs to be issued to holders of Amoco Shares ("Amoco Shareholders") in connection with the Merger.

    Based on the 954,763,126 Amoco Shares outstanding on the Record Date (as defined herein), the 24,558,903 Amoco Shares issuable upon exercise of outstanding Amoco Stock Options prior to the expected date of consummation of the Merger and the Exchange Ratio, up to 3,887,908,458 BP Amoco Ordinary Shares, and 647,984,743 BP Amoco ADSs representing such BP Amoco Ordinary Shares, will be issuable upon consummation of the Merger. In accordance with Section 23-1-44-10 of the Indiana Business Corporation Law, as amended ("Indiana Law"), Amoco Shareholders are not entitled to exercise dissenter's rights in connection with the Merger.

    Currently outstanding ordinary shares, of nominal value 25p each ("BP Ordinary Shares"), of BP are proposed to be redenominated into ordinary shares, of nominal value US$0.50 each, prior to the Merger becoming effective, subject to the approval of the shareholders of BP at the meetings convened for such purpose and subject to becoming effective as contemplated by the Merger Agreement (the "Redenomination"). In the event that the BP Ordinary Shares are not so redenominated, BP Amoco Ordinary Shares, of nominal value 25p each, will be issued in the Merger and references to BP Ordinary Shares and BP Amoco Ordinary Shares in this Proxy Statement/Prospectus should in such event be construed as referring to ordinary shares, of nominal value 25p each.

    Amoco Shares are listed and traded on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "AN." BP Ordinary Shares are listed and traded on the London Stock Exchange Limited (the "LSE") and the currently outstanding American depositary shares, each representing six BP Ordinary Shares ("BP ADSs"), are listed and traded on the NYSE under the symbol "BP." On August 10, 1998, the last business day prior to public announcement of the execution of the Merger Agreement, the last reported per share sale price of Amoco Shares on the NYSE Composite Transactions Reporting System (the "NYSE Composite Tape"), the closing middle market quotation for BP Ordinary Shares stated on the Daily Official List of the LSE and the last reported per share sale price of BP ADSs on the NYSE Composite Tape were $41.00, 773p and $76.00, respectively, and on October 26, 1998, the last practicable date prior to the printing of this Proxy Statement/Prospectus, such per share prices were $54.00, 838p and $85.00, respectively. Based on these reported share prices, the applicable Noon Buying Rate (as defined herein) and the Exchange Ratio, the implied equivalent per share values for Amoco Shares with reference to the BP Ordinary Shares and BP ADSs were $50.11 and $50.29, respectively, on August 10, 1998, and $55.99 and $56.24, respectively, on October 26, 1998. See "COMPARATIVE MARKET PRICE DATA."
    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED
                  UPON THE ADEQUACY OR ACCURACY OF THIS PROXY
           STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is October 30, 1998, and it is being mailed or otherwise
             delivered to Amoco Shareholders on or about such date.

                               TABLE OF CONTENTS

                                                                                                               PAGE
AVAILABLE INFORMATION......................................................................................         vi

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................................................         vi

CURRENCIES AND EXCHANGE RATES..............................................................................       viii

QUESTIONS AND ANSWERS ABOUT THE BP/AMOCO MERGER............................................................          1

SUMMARY....................................................................................................          4

COMPARATIVE MARKET PRICE DATA..............................................................................         12

COMPARATIVE PER SHARE DATA.................................................................................         13

SELECTED HISTORICAL FINANCIAL DATA.........................................................................         16

RECENT DEVELOPMENTS........................................................................................         21

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA................................................................         22

THE SPECIAL MEETING........................................................................................         24
    Date, Time and Place; Purpose..........................................................................         24
    Record Date............................................................................................         24
    Voting and Revocation of Proxies.......................................................................         24
    Required Vote; Quorum..................................................................................         25
    Dissenters' Rights.....................................................................................         25
    Availability of Independent Accountants................................................................         25

THE BP EXTRAORDINARY GENERAL MEETING AND THE SEPARATE CLASS MEETING........................................         26

THE MERGER.................................................................................................         28
    Background of the Merger...............................................................................         28
    Reasons for the Merger.................................................................................         30
    Recommendation of the Amoco Board; Additional Considerations of the Amoco Board........................         31
    Additional Considerations of the BP Board..............................................................         33
    Opinions of Financial Advisors.........................................................................         33
    Plans for Amoco After the Merger.......................................................................         39
    Interests of Certain Persons in the Merger.............................................................         40
    Accounting Treatment...................................................................................         42
    Inclusion of BP Amoco in the S&P 500 Index and FTSE 100 Index..........................................         43
    Certain Other Effects of the Merger....................................................................         43
    Forward-Looking Statements May Prove Inaccurate........................................................         44

REGULATORY MATTERS.........................................................................................         45
    U.S. Antitrust.........................................................................................         45
    Exon-Florio............................................................................................         45
    European Union.........................................................................................         45
    Other Laws.............................................................................................         46
    General................................................................................................         46

CERTAIN TAX CONSEQUENCES...................................................................................         46
    General................................................................................................         46
    United States Tax Consequences of the Merger to U.S. Holders...........................................         47
    United States Tax Consequences of the Ownership of BP Amoco Ordinary Shares and BP Amoco ADSs..........         48
    United Kingdom Tax Consequences of the Ownership of BP Amoco Ordinary Shares and BP Amoco ADSs.........         50

                                                                                                               PAGE
THE MERGER AGREEMENT.......................................................................................         53
    General................................................................................................         53
    Consideration to Be Received in the Merger.............................................................         53
    Exchange of Amoco Shares...............................................................................         54
    Certain Representations and Warranties.................................................................         56
    Conduct of Business Pending the Merger.................................................................         56
    Acquisition Proposals..................................................................................         57
    Indemnification and Insurance..........................................................................         57
    Directors and Management of BP Amoco Following the Merger..............................................         58
    Conditions to Consummation of the Merger...............................................................         59
    Employment Agreements and Certain Other Employee Benefits Matters......................................         61
    Stock Options and Other Stock Plans....................................................................         62
    Termination; Effects of Termination....................................................................         63
    Expenses...............................................................................................         64
    Amendment; Waiver......................................................................................         64

THE STOCK OPTION AGREEMENT.................................................................................         65
    General................................................................................................         65
    Notice of Exercise.....................................................................................         66
    Repurchase of Option...................................................................................         66
    Limitation on Total Profit.............................................................................         66
    Maximum Option Price; Adjustments to Number of Option Shares...........................................         67

MARKET PRICE AND DIVIDEND DATA.............................................................................         68
    Market Prices..........................................................................................         68
    Dividend Data..........................................................................................         70

DESCRIPTION OF AMOCO.......................................................................................         72

DESCRIPTION OF BP..........................................................................................         72

BP AMOCO FOLLOWING THE MERGER..............................................................................         72
    Financial Information..................................................................................         72
    Dividends..............................................................................................         73

DESCRIPTION OF MERGER SUB..................................................................................         73

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION...........................................         74

DESCRIPTION OF BP AMOCO ORDINARY SHARES....................................................................         95
    Dividends..............................................................................................         96
    Voting Rights..........................................................................................         96
    Liquidation Rights.....................................................................................         97
    Pre-emptive Rights and New Issues of Shares............................................................         97
    Disclosure of Interests in Shares......................................................................         97
    Changes in Capital.....................................................................................         97
    Transfer of Shares.....................................................................................         98
    General Meetings and Notices...........................................................................         98
    Liability of Directors and Officers....................................................................         98
    Registrar..............................................................................................         98

                                                                                                               PAGE
DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES.........................................................         99
    American Depositary Receipts...........................................................................         99
    Deposited Securities...................................................................................         99
    Deposit and Withdrawal of Deposited Securities.........................................................         99
    Dividends, Other Distributions, Rights and Changes Affecting Deposited Securities......................        101
    Disclosure of Interests................................................................................        102
    Record Dates...........................................................................................        102
    Voting of the Underlying Deposited Securities..........................................................        103
    Actions by Holders.....................................................................................        103
    Inspection of Transfer Books...........................................................................        104
    Reports................................................................................................        104
    Changes Affecting Deposited Securities.................................................................        104
    Amendment and Termination of the Deposit Agreement.....................................................        104
    Charges of Depositary..................................................................................        105
    Liability of Holder for Taxes..........................................................................        105
    General Limitations....................................................................................        106
    Registrars and Co-Transfer Agents......................................................................        107
    Canadian Holders.......................................................................................        107
    Governing Law..........................................................................................        107
    The Depositary.........................................................................................        107

COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS.......................................        108
    Limitations on Enforceability of Civil Liabilities Under U.S. Federal Securities Laws..................        108
    Proxy Statements and Reports...........................................................................        108
    Voting Rights..........................................................................................        109
    Action by Written Consent..............................................................................        109
    Shareholder Proposals and Shareholder Nominations of Directors.........................................        110
    Sources and Payment of Dividends.......................................................................        110
    Rights of Purchase and Redemption......................................................................        110
    General Meeting of Shareholders........................................................................        111
    Special Meeting of Shareholders........................................................................        111
    Dissenters' Rights.....................................................................................        112
    Pre-emptive Rights.....................................................................................        112
    Amendment of Governing Instruments.....................................................................        112
    Preferred Stock and Preference Stock...................................................................        113
    Stock Class Rights.....................................................................................        113
    Shareholders' Votes on Certain Transactions............................................................        113
    Rights of Inspection...................................................................................        114
    Standard of Conduct for Directors......................................................................        115
    Classification of the Board of Directors...............................................................        115
    Removal of Directors...................................................................................        116
    Vacancies on the Board of Directors....................................................................        116
    Liability of Directors and Officers....................................................................        116
    Indemnification of Directors and Officers..............................................................        116
    Additional Provisions of Indiana Law...................................................................        117
    Shareholders' Suits....................................................................................        117
    Certain Provisions Relating to Share Acquisitions......................................................        118
    Anti-Takeover Measures Under English Law...............................................................        118
    Disclosure of Interests................................................................................        119
    Certain London Stock Exchange Listing Requirements.....................................................        120

                                                                                                               PAGE
DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER..................................................        121
    Directors and Executive Officers.......................................................................        121
    Directors Designated by Amoco..........................................................................        121
    Continuing BP Directors................................................................................        122
    Meetings of the Board of Directors; Committees of the Board............................................        123
    Stock Ownership of Directors, Executive Officers and Five Percent Shareholders.........................        123
    Compensation of Directors and Executive Officers.......................................................        125

FEES AND EXPENSES..........................................................................................        126

VALIDITY OF SECURITIES.....................................................................................        126

EXPERTS....................................................................................................        126

U.K. LISTING PARTICULARS AND CIRCULAR......................................................................        127

FUTURE SHAREHOLDER PROPOSALS...............................................................................        127

DEFINED TERMS INDEX........................................................................................        128

Appendix A-- Agreement and Plan of Merger..................................................................        A-1

Appendix B-- Opinion of Morgan Stanley & Co. Incorporated..................................................        B-1

Appendix C-- Opinion of Morgan Guaranty Trust Company of New York..........................................        C-1

Appendix D-- Summary Listing Particulars...................................................................        D-1

                             AVAILABLE INFORMATION

    Amoco and BP are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, Amoco files reports, proxy statements and other information, and BP files annual reports and certain other information, with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by Amoco and BP with the SEC can be inspected and copied at the SEC's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the SEC's regional offices located at: 7 World Trade Center, 13th Floor, New York, New York 10048, and Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll free at 1-800-SEC-0330. The SEC maintains an internet Website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including Amoco but not BP. The address of such Website is http://www.sec.gov. Amoco Shares and BP ADSs are listed on the NYSE and the Amoco Shares are also listed on the Chicago, Pacific, Toronto and Swiss stock exchanges. As such, any periodic reports, proxy statements and other information filed with the SEC by Amoco and BP may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005, and, in the case of Amoco, at the other exchanges on which Amoco Shares are listed. The primary market for BP Ordinary Shares is the LSE, and BP Ordinary Shares also trade on stock exchanges in France, Germany, Japan and Switzerland.

    BP has filed with the SEC a Registration Statement on Form F-4 to register the BP Amoco Ordinary Shares underlying the BP Amoco ADSs to be issued to Amoco Shareholders in the Merger and a Registration Statement on Form F-6 in respect of such BP Amoco ADSs (together with all amendments and exhibits thereto, collectively referred to herein as the "Registration Statements" or, individually, as a "Registration Statement") pursuant to the Securities Act of 1933, as amended (the "Securities Act"). This Proxy Statement/Prospectus is a part of the Registration Statement on Form F-4 and constitutes a prospectus of BP in respect of the BP Amoco ADSs to be issued to Amoco Shareholders in connection with the Merger, in addition to being a proxy statement of Amoco for the Special Meeting. As allowed by SEC rules, this Proxy Statement/Prospectus does not contain all the information you can find in the Registration Statements or the exhibits to the Registration Statements. Statements contained herein concerning any documents are not necessarily complete and, in each instance, reference is made to the copies of such documents filed as exhibits to the Registration Statements. Each such statement is qualified in its entirety by such reference.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    THIS PROXY STATEMENT/PROSPECTUS INCORPORATES BY REFERENCE IMPORTANT BUSINESS AND FINANCIAL INFORMATION WHICH IS NOT PRESENTED HEREIN OR DELIVERED HEREWITH. DOCUMENTS RELATING TO SUCH INFORMATION FOR AMOCO, EXCLUDING EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED HEREIN BY REFERENCE, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO AMOCO CORPORATION SHAREHOLDER SERVICES, P.O. BOX 87703, CHICAGO, IL 60680-0703. TELEPHONE REQUESTS MAY BE DIRECTED TOLL FREE TO 1-800-638-5672. DOCUMENTS RELATING TO SUCH INFORMATION FOR BP, EXCLUDING EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED HEREIN BY REFERENCE, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE COMPANY SECRETARY, THE BRITISH PETROLEUM COMPANY P.L.C., BRITANNIC HOUSE, 1 FINSBURY CIRCUS, LONDON EC2M 7BA, ENGLAND OR UPON REQUEST TO THE CORPORATE SECRETARY, BP AMERICA INC., 200 PUBLIC SQUARE, CLEVELAND, OHIO 44114. TELEPHONE REQUESTS MAY BE DIRECTED TO (216) 586-6915. IN ORDER TO ENSURE TIMELY DELIVERY OF ANY OF SUCH DOCUMENTS IN ADVANCE OF THE SPECIAL MEETING TO WHICH THIS PROXY STATEMENT/PROSPECTUS RELATES, ANY REQUEST SHOULD BE MADE BY DECEMBER 3, 1998.

    The following documents filed with the SEC by Amoco (File No. 1-170-2) are incorporated herein by reference: (a) Amoco's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 Amoco 10-K"); (b) Amoco's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998 and June 30, 1998; (c) Amoco's Current Report on Form 8-K, filed on August 26, 1998; (d) Amoco's proxy statement for its 1998 annual meeting of shareholders; and (e) the description of Amoco Shares which is contained in Amoco's Registration Statement, filed pursuant to Section 12 of the Exchange Act.

    The following documents filed with the SEC by BP (File No. 1-6262) are incorporated herein by reference: (a) BP's Annual Report on Form 20-F for the year ended December 31, 1997 (the "1997 BP 20-F") and (b) BP's Reports on Form 6-K, filed on July 6, 1998, August 12, 1998, August 18, 1998, September 4, 1998 and October 23, 1998.

    All documents filed by either Amoco or BP pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement/Prospectus and prior to the date of the Special Meeting will be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such document. Any statement contained herein or in a document incorporated or deemed to be incorporated herein by reference will be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed to constitute a part hereof, except as so modified or superseded.

    No person is authorized to give any information or to make any representations not contained in this Proxy Statement/Prospectus or in the documents incorporated herein by reference in connection with the solicitation and the offering made hereby and, if given or made, such information or representation should not be relied upon as having been authorized by Amoco or BP. This Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this Proxy Statement/Prospectus, or the solicitation of a proxy from any person, in any jurisdiction in which it is unlawful to make such offer, solicitation of an offer or proxy solicitation. Neither the delivery of this Proxy Statement/Prospectus nor any distribution of the securities made under this Proxy Statement/Prospectus hereunder will, under any circumstances, create an implication that there has been no change in the affairs of Amoco or BP since the date of this Proxy Statement/Prospectus other than as set forth in the documents incorporated herein by reference.

                         CURRENCIES AND EXCHANGE RATES

    References in this Proxy Statement/Prospectus to "dollars," "$" or " CENTS" are to the currency of the United States (the "U.S.") and references to "pounds sterling," "pounds," "L," "pence" or "p" are to the currency of the United Kingdom (the "U.K."). There are 100 pence to each pound. Solely for your convenience, this Proxy Statement/Prospectus contains translations of certain pounds sterling amounts into U.S. dollars at specified rates. These translations should not be taken as assurances that the pounds sterling amounts currently represent such U.S. dollar amounts or could be converted into U.S. dollars at the rate indicated or at any other rate, at any time.

    In this Proxy Statement/Prospectus, unless otherwise stated, pounds sterling have been translated into U.S. dollars at a rate of $1.67 per L1.00, the noon buying rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on June 30, 1998. On October 26, 1998, the latest practicable date for which exchange rate information was available prior to the printing of this Proxy Statement/Prospectus, the Noon Buying Rate was $1.68 per L1.00.

    The following table sets forth, for each period indicated, the high and low Noon Buying Rates for one pound sterling expressed in U.S. dollars, the average Noon Buying Rate during such period, and the Noon Buying Rate at the end of such period, based upon information provided by the Federal Reserve Bank of New York:

                                              SIX MONTHS
                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                               JUNE 30,     -----------------------------------------------------
                                                 1998         1997       1996       1995       1994       1993
                                             -------------  ---------  ---------  ---------  ---------  ---------
High.......................................    $  1.6910    $  1.7035  $  1.7123  $  1.6440  $  1.6368  $  1.5900
Low........................................    $  1.6114    $  1.5775  $  1.4948  $  1.5302  $  1.4615  $  1.4175
Average....................................    $  1.6546    $  1.6397  $  1.5733  $  1.5803  $  1.5392  $  1.4964
Period End.................................    $  1.6695    $  1.6427  $  1.7123  $  1.5535  $  1.5665  $  1.4775

    The following table sets forth, for each period indicated, the high and low Noon Buying Rates for one U.S. dollar expressed in pounds sterling, the average Noon Buying Rate during such period, and the Noon Buying Rate at the end of such period, based upon information provided by the Federal Reserve Bank of New York:

                                              SIX MONTHS
                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                               JUNE 30,     -----------------------------------------------------
                                                 1998         1997       1996       1995       1994       1993
                                             -------------  ---------  ---------  ---------  ---------  ---------
High.......................................      L0.5914      L0.5870    L0.5840    L0.6083    L0.6109    L0.6289
Low........................................      L0.6206      L0.6339    L0.6690    L0.6535    L0.6842    L0.7055
Average....................................      L0.6044      L0.6099    L0.6356    L0.6328    L0.6497    L0.6683
Period End.................................      L0.5990      L0.6088    L0.5840    L0.6437    L0.6384    L0.6768

                QUESTIONS AND ANSWERS ABOUT THE BP/AMOCO MERGER

Q. WHY ARE THE TWO COMPANIES PROPOSING TO MERGE? HOW WILL I BENEFIT?

A. Amoco and BP believe that the combination of the two companies will create a more competitive global energy and petrochemical company than either Amoco or BP would be on its own. We expect significant synergies and operating efficiencies to be achieved through the combination. In addition, we believe that the best investment opportunities, in terms of rates of return on capital employed, will be ones that, because of location or complexity, will be available only to companies with the greatest financial resources.

    The Merger means that you will have a stake in one of the world's oil "super-majors," with combined pro forma 1997 earnings in excess of $6 billion and combined reserves of approximately 14.8 billion barrels of oil and gas equivalents. BP Amoco will be one of the largest producers of oil and gas in the U.S., and we believe it will have enhanced opportunities for access to regions of the world expected to account for a growing share of global energy supply in the next century. To review the reasons for the Merger in greater detail and certain related uncertainties, see "THE MERGER--Reasons for the Merger," "--Recommendation of the Amoco Board; Additional Considerations of the Amoco Board," "--Additional Considerations of the BP Board" and "--Forward-Looking Statements May Prove Inaccurate."

Q. WHAT IS "BP AMOCO P.L.C."?

A. "BP Amoco p.l.c." is the name that Amoco and BP have agreed to use for the parent company of the combined group after the Merger. The designation "p.l.c." refers to "public limited company," which is a form of organization used for publicly-owned English companies. BP Amoco p.l.c. is sometimes referred to in this Proxy Statement/Prospectus as "BP Amoco."

Q. WHAT WILL I RECEIVE IN THE MERGER?

A. In the Merger, you will be entitled to receive 3.97 BP Amoco Ordinary Shares, in the form of BP Amoco ADSs, for each Amoco Share you own. Because each BP Amoco ADS represents six BP Amoco Ordinary Shares, you will receive approximately 0.66167 of a BP Amoco ADS in exchange for each Amoco Share you own. The financial institution which acts as depositary for the BP Amoco ADSs will not issue fractional BP Amoco ADSs. You will instead be paid cash equal to your proportionate interest in the net proceeds from the sale on the NYSE of the aggregate of all fractional BP Amoco ADSs that would otherwise be issued to Amoco Shareholders in the Merger.

EXAMPLE:

    IF YOU OWN 100 AMOCO SHARES, THEN PURSUANT TO THE MERGER YOU WILL BE ENTITLED TO RECEIVE 66 BP AMOCO ADSS AND A CHECK FOR THE SALE PROCEEDS (IN DOLLARS) WITH RESPECT TO 1/6TH OF ONE BP AMOCO ADS, ROUNDED TO THE NEAREST ONE CENT.

Q. WHAT IS A BP AMOCO ADS?

A. A BP Amoco ADS (which stands for "American Depositary Share") is a security created to allow you to more easily hold and trade your interest in BP Amoco in the United States. BP Amoco will be an English company and will issue "ordinary shares," which are the equivalent of common stock in a U.S. company. A BP Amoco Ordinary Share will not be materially different from, and will carry materially the same rights as, the currently outstanding BP Ordinary Shares, except that it is proposed that the BP Amoco Ordinary Shares be redenominated into U.S. dollars and that dividends on them will be announced in U.S. dollars. Dividends on BP Amoco Ordinary Shares will be paid in pounds sterling (L) and dividends on BP Amoco ADSs will be paid in U.S. dollars. Each BP Amoco ADS will represent six BP Amoco Ordinary Shares.

    BP Amoco Ordinary Shares will be traded on the LSE and quoted in pounds sterling just as outstanding BP Ordinary Shares are now. BP ADSs are currently, and the BP Amoco ADSs issued in the Merger will be, traded on the NYSE and quoted in U.S. dollars. You will be able to withdraw the BP Amoco Ordinary Shares underlying your BP Amoco ADSs whenever you want, provided you pay the financial institution which acts as depositary for the BP Amoco ADSs a fee, currently $5.00 for every 100 BP Amoco ADSs (or part thereof) you convert, together with any stamp duty or other expenses. For a more detailed description of BP Amoco ADSs and BP Amoco Ordinary Shares, see "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES" and "DESCRIPTION OF BP AMOCO ORDINARY SHARES." For a description of the rights attaching to BP Amoco Ordinary Shares and BP Amoco ADSs in comparison to those of Amoco Shares, see "COMPARISON OF RIGHTS OF AMOCO

SHAREHOLDERS AND BP AMOCO SHAREHOLDERS."

Q. HOW AND WHEN ARE DIVIDENDS PAID ON THE BP AMOCO ADSS?

A. BP has agreed to announce all dividends on BP Amoco Ordinary Shares in U.S. dollars for at least the first five years after the Merger while at the same time stating an equivalent pounds sterling dividend. As a BP Amoco ADS holder your dividends will automatically be paid in U.S. dollars. When it announces dividends on the BP Amoco Ordinary Shares, BP Amoco will announce the amount of the dividend in U.S. dollars and the date of payment. Holders of BP Amoco ADSs on the record date for such dividends will receive in cash the full amount of the dividends paid on the underlying BP Amoco Ordinary Shares. See "BP AMOCO FOLLOWING THE MERGER--Dividends" and "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES."

    BP expects that BP Amoco will pay dividends four times each year. It is intended that BP Amoco will continue BP's current dividend policy of paying as dividends approximately 50% of its estimated average earnings over the course of the business cycle. BP's dividends for the year ended December 31, 1997 were 22p per BP Ordinary Share, or $1.43 for every 0.66167 of a BP ADS, without taking account of any applicable tax credits or withholding tax. Amoco's dividends for the same year totaled $1.40 per Amoco Share (as adjusted for a two-for-one stock split in 1998). The expected payment dates for the four BP Amoco dividends to which Amoco Shareholders will be entitled in 1999 (assuming that the Merger is completed by December 31, 1998) will be in April, June, September and December. In subsequent years, it is expected that a dividend will be paid in March, June, September and December of each year. Amoco expects to pay its regular quarterly dividend in December, 1998. See "BP AMOCO FOLLOWING THE MERGER--Dividends" and "MARKET PRICE AND DIVIDEND DATA."

Q. ARE THERE ANY SPECIAL TAX CONSEQUENCES OF RECEIVING DIVIDENDS ON THE BP AMOCO ADSS?

A. In addition to the payment of the cash dividend, Eligible U.S. Holders (as defined herein) of BP Amoco ADSs may be eligible for additional tax benefits. Dividend payments to such holders will carry a U.K. tax credit that is fully offset by a U.K. withholding tax. Eligible U.S. Holders will be entitled to credit the amount of the U.K. withholding tax against their U.S. federal income tax liabilities. The gross taxable amount for U.S. federal income tax purposes will equal the sum of the base dividend and the tax credit (line 3), as shown in the example below. The amount that may be available as a U.S. tax credit is shown on line 2.

EXAMPLE:

       1.  Base Dividend per BP Amoco ADS                $2.16
       2.  Tax credit (1/9th of line 1)                    .24
                                                     ---------
       3.  Gross taxable amount                           2.40
       4.  Less: U.K. withholding tax                    ( .24)
           (15% of line 3, up to a maximum
           of the tax credit amount)
                                                     ---------
       5.  Net dividend payment                          $2.16

    For more information, see "CERTAIN TAX CONSEQUENCES."

Q. HOW WILL CHANGES IN THE EXCHANGE RATE BETWEEN THE U.S. DOLLAR AND POUNDS STERLING AFFECT THE VALUE OF MY DIVIDENDS?

A. Because Amoco and BP have agreed that BP Amoco will announce dividends on the BP Amoco Ordinary Shares in U.S. dollars for at least five years, the value of your dividends as a BP Amoco ADS holder will not be affected by the exchange rate between U.S. dollars and pounds sterling during that period. If at any time thereafter dividends on the BP Amoco Ordinary Shares are announced only in a currency other than U.S. dollars, the applicable currency exchange rate at the close of business on the business day prior to the date of announcement of the dividend will be used to determine the U.S. dollar dividend amount payable on BP Amoco ADSs.

Q. WHAT ARE THE TAX CONSEQUENCES TO AMOCO SHAREHOLDERS OF THE MERGER?

A. The exchange of Amoco Shares for BP Amoco ADSs in the Merger is generally on a tax-free basis. However, if you have a gain on the exchange of Amoco Shares for BP Amoco ADSs and receive cash in lieu of a fractional BP Amoco ADS in the Merger, you will be taxed to the extent that the cash you receive represents gain on the sale of the fractional BP Amoco ADS that would otherwise be issued to you in the Merger. To review the tax consequences of the Merger to Amoco Shareholders in greater detail, see "CERTAIN TAX CONSEQUENCES--United States Tax Consequences of the Merger to U.S. Holders."

Q. WILL AMOCO SHAREHOLDERS BE ADVERSELY AFFECTED IF BP ORDINARY SHARES ARE NOT REDENOMINATED IN U.S. DOLLARS?

A. If the BP Ordinary Shares are not redenominated into U.S. dollars there will be no direct effect on Amoco Shareholders. There will be no material differences between ordinary shares denominated in pence and ordinary shares denominated in dollars. However, a stamp duty reserve tax liability of 1.5% of the issue price of the BP Amoco Ordinary Shares issued to Amoco Shareholders (estimated at approximately $822 million, based on a price per share of 838p (the closing middle market quotation for BP Ordinary Shares as quoted in the Daily Official List of the LSE on October 26, 1998, the last practicable date prior to the printing of this Proxy Statement/ Prospectus)) would arise and be jointly payable by BP Amoco and Amoco on the issue of BP Amoco ADSs, although this liability should not occur provided that (i) the BP Amoco Ordinary Shares are denominated in U.S. dollars; (ii) the directors of BP determine it is appropriate and, accordingly, the BP Amoco Ordinary Shares being issued as consideration in the Merger are delivered in bearer form to the Depositary; and
(iii) there is no change in applicable law.

Q. WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A. Amoco and BP hope to complete the Merger by December 31, 1998. In addition to approvals from the respective shareholders of Amoco and BP, Amoco and BP must also obtain a number of regulatory approvals, and the timing of those is uncertain. For a description of the required regulatory approvals and other conditions to completing the Merger, see "REGULATORY MATTERS" and "THE MERGER AGREEMENT-- Conditions to Consummation of the Merger."

Q. IF I AM NOT GOING TO ATTEND THE SPECIAL MEETING IN PERSON, SHOULD I RETURN MY VOTING FORM INSTEAD?

A. Yes. After carefully reading and considering the information contained in this Proxy Statement/ Prospectus, please fill out and sign your voting form. Then, return it to Amoco in the enclosed return envelope as soon as possible, so that your Amoco Shares may be represented at the Special Meeting.

Q. WHAT IF I PLAN TO ATTEND THE SPECIAL MEETING IN PERSON?

A. You may request a ticket for admission to the Special Meeting by marking the appropriate box on the voting form enclosed with this Proxy Statement/Prospectus and returning it no later than December 3, 1998. If you hold Amoco Shares through a third party, such as a broker, you should send an account statement or similar documentation of ownership to Amoco Corporation Shareholder Services, 200 East Randolph Drive, Mail Code 0404, Chicago, Illinois 60601 requesting a ticket.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. No. Your broker will not be able to vote your Amoco Shares without instructions from you. You should instruct your broker to vote your Amoco Shares, following the directions provided by your broker. Your failure to instruct your broker to vote your Amoco Shares will be the equivalent of voting against the Merger.

Q. SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A. No. After the Merger is completed, we will send you written instructions for exchanging your stock certificates.

Q. WHAT DO I NEED TO DO NOW?

A. Just indicate on your voting form how you want to vote and mail your signed and dated form in the enclosed return envelope as soon as possible, so that your Amoco Shares may be represented at the Special Meeting. The Special Meeting will take place at 3:00 p.m. local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois.

                         WHO CAN HELP ANSWER QUESTIONS?

        If you have more questions about the Merger, you should contact:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                               NEW YORK, NY 10005

                         CALL TOLL FREE: 1-800-628-8532

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "AVAILABLE INFORMATION." THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROXY STATEMENT/ PROSPECTUS AND IS INCORPORATED BY REFERENCE HEREIN. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT. IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER. AS USED IN THIS PROXY STATEMENT/PROSPECTUS, THE TERM "AMOCO" REFERS TO AMOCO AND ITS SUBSIDIARIES, "BP" REFERS TO BP AND ITS SUBSIDIARIES AND "BP AMOCO" REFERS TO BP AMOCO AND ITS SUBSIDIARIES, IN EACH CASE UNLESS THE CONTEXT OTHERWISE REQUIRES.

THE COMPANIES
AMOCO CORPORATION
200 East Randolph Drive
Chicago, Illinois 60601
(312) 856-6111

    Amoco was incorporated in Indiana in 1889 and is a large integrated petroleum and chemical enterprise. Amoco produces and markets crude oil, petroleum products and natural gas worldwide and has exploration activities in approximately 20 countries.

THE BRITISH PETROLEUM COMPANY P.L.C.
Britannic House
1 Finsbury Circus
London EC2M 7BA
England
(44-171) 496-4000

    BP was incorporated in 1909 and is the parent company of one of the world's largest petroleum and petrochemical groups. BP has well established operations in Europe, the U.S., Australia and parts of Africa, and is expanding its presence in other areas, notably China, Southeast Asia, South America and the former Soviet Union. BP's main businesses are oil and gas exploration and production, refining and marketing and petrochemicals manufacturing and marketing.

THE SPECIAL MEETING

    DATE, TIME AND PLACE; PURPOSE
    A Special Meeting of Amoco Shareholders will be held at 3:00 p.m., local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois. At the Special Meeting, Amoco Shareholders of record will be asked to consider and vote upon a proposal to approve the Merger Agreement.

    See "THE SPECIAL MEETING--Date, Time and Place; Purpose."

    RECORD DATE

    The close of business on October 19, 1998 is the record date for the Special Meeting (the "Record Date"). Only Amoco Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 954,763,126 outstanding Amoco Shares held by approximately 134,442 Amoco Shareholders of record.

    See "THE SPECIAL MEETING--Record Date."

    VOTING AND REVOCATION OF PROXIES

    Amoco Shares represented by properly executed voting forms received in time for the Special Meeting will be voted at the Special Meeting in the manner specified on the voting form. Voting forms that are properly executed but do not contain instructions will be voted "FOR" approval of the Merger Agreement. An Amoco Shareholder may revoke the proxy granted by a voting form at any time prior to its exercise by (i) delivering to the Corporate Secretary of Amoco, prior to the Special Meeting, a written notice of revocation having a later date or time than the voting form; (ii) delivering to the Corporate Secretary of Amoco a duly executed proxy bearing a later date or time than the previously executed voting form; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not by itself constitute revocation of a voting form.

    See "THE SPECIAL MEETING--Voting and Revocation of Proxies."

    REQUIRED VOTE; QUORUM

    Indiana Law and the Amended Articles of Incorporation of Amoco (the "Amoco Amended Articles") require approval of the Merger Agreement by not less than a majority of Amoco Shares entitled to vote at the Special Meeting. Each Amoco Share outstanding on the Record Date is entitled to one vote. There are no other voting securities of Amoco outstanding. Holders of a majority of the Amoco Shares outstanding on the Record Date must be present in person or by proxy at the Special Meeting to constitute a quorum.

    See "THE SPECIAL MEETING--Required Vote; Quorum."

WHAT YOU WILL RECEIVE IN THE MERGER

    In the Merger, each Amoco Share, other than any Amoco Shares owned by BP or any subsidiary of BP or Amoco ("Excluded Amoco Shares"), will be converted into and canceled in exchange for 3.97 BP Amoco Ordinary Shares, in the form of BP Amoco ADSs, each representing six BP Amoco Ordinary Shares. Amoco Shareholders will therefore be entitled to receive approximately 0.66167 of a BP Amoco ADS for each Amoco Share. The BP Amoco ADSs are subject to the terms and conditions of the Deposit Agreement (as defined herein) relating to BP Amoco ADSs. Fractional BP Amoco ADSs will not be issued. You will instead be paid cash equal to your proportionate interest in the net proceeds from the sale on the NYSE of the aggregate of all fractional BP Amoco ADSs that would otherwise be issued to Amoco Shareholders in the Merger.

    As a BP Amoco ADS holder, you will be entitled to receive all dividends and distributions payable on BP Amoco ADSs that have a record date after the Effective Time of the Merger. Therefore, if Amoco and BP complete the Merger before the record date for BP's dividend for the fourth quarter of the financial year ending December 31, 1998 (expected to be on or about February 26, 1999), you, as a BP Amoco ADS holder, will be entitled to that dividend following the Merger. See "BP AMOCO FOLLOWING THE MERGER--Dividends" and "THE MERGER AGREEMENT--Consideration to Be Received in the Merger."

BACKGROUND OF THE MERGER

    For a description of the events leading up to the execution of the Merger Agreement, see "THE MERGER--Background of the Merger."

REASONS FOR THE MERGER

    The Amoco Board and the board of directors of BP (the "BP Board") each considered a number of factors in determining to approve the Merger and recommend it to their respective shareholders. These considerations are described below under "THE MERGER--Reasons for the Merger," "--Recommendation of the Amoco Board; Additional Considerations of the Amoco Board" and "--Additional Considerations of the BP Board."

RECOMMENDATION OF THE AMOCO BOARD

    The Amoco Board, by unanimous vote of the directors present, has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Amoco and Amoco Shareholders. Accordingly, the Amoco Board has, by unanimous vote of the directors present, adopted the Merger Agreement, and the Amoco Board recommends that Amoco Shareholders vote "FOR" approval of the Merger Agreement.

    See "THE MERGER--Recommendation of the Amoco Board; Additional Considerations of the Amoco Board."

OPINION OF AMOCO'S FINANCIAL ADVISOR

    In deciding to adopt the Merger Agreement, the Amoco Board considered the oral opinion of its financial advisor, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that as of August 10, 1998, and subject to the assumptions made, matters considered and limitations on the review undertaken, the Exchange Ratio was fair from a financial point of view to Amoco Shareholders. Morgan Stanley confirmed its opinion with a subsequent written opinion to the Amoco Board dated August 11, 1998. A copy of this written opinion is attached as Appendix B to this Proxy Statement/Prospectus.

    In connection with delivering its opinion, Morgan Stanley performed a variety of financial analyses. These analyses included, among others, a comparable company analysis, an analysis of selected comparable transactions, a historical exchange ratio analysis and a pro forma merger analysis. AMOCO SHAREHOLDERS ARE URGED TO READ THE ENTIRE MORGAN STANLEY OPINION CAREFULLY.

    See "THE MERGER--Opinions of Financial Advisors."

OPINION OF BP'S FINANCIAL ADVISOR

    In deciding to approve the Merger Agreement, the BP Board considered the oral opinion of its financial advisor, Morgan Guaranty Trust Company of New York ("J.P. Morgan"), that as of August 10, 1998, and based upon and subject to the various considerations set forth in its opinion, the Exchange Ratio was fair from a financial point of view to BP. J.P. Morgan confirmed its oral opinion with a subsequent written opinion to the BP Board dated August 11, 1998. A copy of J.P. Morgan's written opinion is attached as Appendix C to this Proxy Statement/ Prospectus.

    In connection with delivering its opinion, J.P. Morgan performed a variety of financial analyses. These analyses included, among others, an analysis of selected comparable transactions, an historical contribution analysis and a pro forma merger analysis.

    See "THE MERGER--Opinions of Financial Advisors."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the Amoco Board's recommendation that you vote in favor of approving the Merger, you should be aware that a number of Amoco's directors and officers have certain interests in the Merger that are different from, or in addition to, yours as an Amoco Shareholder.

    Amoco has entered into employment agreements with certain of its officers, to be effective as of the closing of the Merger. In addition, certain directors and officers of Amoco are expected to become directors and officers of BP Amoco following the Merger.

    See "THE MERGER--Interests of Certain Persons in the Merger" and "THE MERGER AGREEMENT--Directors and Management of BP Amoco Following the Merger."

ACCOUNTING TREATMENT

    BP Amoco intends to account for the Merger using the merger method of accounting under generally accepted accounting principles in the U.K. ("U.K. GAAP"), and the Merger qualifies for the pooling-of-interests method of accounting under generally accepted accounting principles in the U.S. ("U.S. GAAP").

    See "THE MERGER--Accounting Treatment" and "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION--Introductory Note."

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

    Statements contained in this Proxy Statement/Prospectus or in documents incorporated by reference herein, particularly those regarding possible or assumed future performance, costs, dividends, returns, divestments, reserves and growth of Amoco, BP and BP Amoco, industry growth and other trend projections, and those regarding synergistic benefits of the Merger and estimated company earnings, in particular those set forth under "RECENT DEVELOPMENTS," "THE MERGER--
Reasons for the Merger"; "--Recommendation of the Amoco Board; Additional Considerations of the Amoco Board," "--Opinions of Financial Advisors" "--Additional Considerations of the BP Board" and "BP AMOCO FOLLOWING THE MERGER--Dividends" are or may be forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in such statements, depending on a variety of factors, including the specific factors identified in the discussions accompanying such forward-looking statements; future levels of industry product supply, demand and pricing; political stability and economic growth in relevant areas of the world; the ability of

Amoco and BP to integrate their businesses successfully after the Merger; development and use of new technology and successful partnering; the actions of competitors; natural disasters and other changes to business conditions; and other factors discussed elsewhere herein and in the documents incorporated by reference herein.

    See "THE MERGER--Forward-Looking Statements May Prove Inaccurate."

LISTING OF BP AMOCO ADSS AND BP AMOCO ORDINARY SHARES

    It is a condition to the Merger that the BP Amoco ADSs you receive in the Merger be authorized for listing on the NYSE, subject to official notice of issuance. It is also a condition that the BP Amoco Ordinary Shares underlying your BP Amoco ADSs be admitted to the Official List for trading on the LSE. If the Merger is completed, you will no longer be able to trade your Amoco Shares.

    Application has been made to the LSE for the BP Amoco Ordinary Shares to be issued in the Merger to be admitted to the Official List. Application has also been made for the BP Amoco ADSs to be issued in the Merger to be listed on the NYSE.

    See "THE MERGER AGREEMENT-- Conditions to Consummation of the Merger."

DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER

    In the Merger Agreement, Amoco and BP have agreed that the Board of Directors of BP Amoco will consist of 22 directors, 13 to be designated by BP and nine to be designated by Amoco. The Chairmen of Amoco and BP, H. Laurance Fuller and Peter Sutherland, respectively, will be Co-Chairmen of BP Amoco, and the Group Chief Executive of BP, Sir John Browne, will be BP Amoco's Chief Executive Officer. The remainder of BP Amoco's management team will be composed of current executives of both Amoco and BP.

    See "THE MERGER AGREEMENT-- Directors and Management of BP Amoco Following the Merger" and "DIRECTORS
AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER."

CONDITIONS TO THE MERGER

    Amoco and BP will not complete the Merger unless a number of conditions are satisfied or waived by them. These include:

    - approval of the Merger and certain other transactions contemplated by the Merger Agreement by the requisite majorities of the respective shareholders of Amoco and BP (this condition may not be waived by Amoco or BP);

    - there must be no law or order in effect that restrains, enjoins or otherwise prohibits the Merger and that individually or in the aggregate with all other such laws or orders is reasonably likely to have a material adverse effect on Amoco or BP or to materially frustrate the express intent and purposes of the parties to the Merger Agreement, and there must be no pending or threatened proceeding by a governmental authority seeking such an order;

    - certain consents and approvals of governmental authorities must be obtained without conditions relating to the businesses of Amoco or BP that would be reasonably likely to have a material adverse effect on Amoco or BP after the Effective Time (and for this purpose materiality is considered with reference to the total equity market value of Amoco and
      BP);

    - each of Amoco and BP must have received letters from its independent accountants concurring with management's view regarding the availability of the merger method of accounting under U.K. GAAP and pooling-of-interests accounting under U.S. GAAP for the Merger; and

    - the BP Amoco Ordinary Shares to be issued in the Merger must be admitted to the Official List of the LSE and such listing must have become effective, and the BP Amoco ADSs to be issued in the Merger must be authorized for listing on the

      NYSE, subject to official notice of issuance.

    See "THE MERGER AGREEMENT-- Conditions to Consummation of the Merger."

TERMINATION OF THE MERGER AGREEMENT

    Amoco and BP can agree to terminate the Merger Agreement at any time prior to completing the Merger.

    Either one of them can terminate the Merger Agreement if it is not in material breach of the Merger Agreement and:

    - the Merger is not completed by August 31, 1999; or

    - the shareholders of Amoco or BP do not approve the Merger; or

    - a governmental authority permanently restrains, enjoins or otherwise prohibits the Merger.

    Each of Amoco and BP can terminate the Merger Agreement if:

    - the board of directors of the other company withdraws or adversely modifies its approval or recommendation of the Merger to its shareholders or fails to reconfirm such recommendation within seven business days of the terminating company's requesting a reconfirmation; or

    - the other company negotiates with or furnishes information to a third-party acquiror; or

    - the other company recommends an acquisition transaction proposed by a third party; or

    - the other company breaches or fails to comply with any of its representations, warranties or agreements under the Merger Agreement, and such breach or failure would result in the failure of a condition to the Merger and cannot be or is not cured prior to August 31, 1999.

    See "THE MERGER AGREEMENT-- Termination; Effects of Termination."

TERMINATION PAYMENTS
    Amoco is required to pay BP a termination payment of $950 million (making a total of $1 billion, when considered together with the maximum profit allowed under the Stock Option Agreement described below), and BP is required to pay Amoco a termination payment of $1 billion if the other party terminates the Merger Agreement because:

    - the board of directors of the non-terminating party withdraws or adversely modifies its approval of the Merger or its favorable recommendation of the Merger to its shareholders or fails to reconfirm such recommendation within seven business days after a written request to do so by the terminating party; or

    - the board of directors of the non-terminating party recommends to its shareholders an acquisition transaction proposed by a third party; or

    - the non-terminating party willfully and intentionally takes certain prohibited actions with respect to an acquisition proposal for that company.

    Amoco and BP are each required to pay the other a termination payment of $500 million plus expenses if the Merger Agreement is terminated because Amoco's or BP's shareholders, respectively, fail to approve the Merger and, at that time, there is an offer from a third party to enter into an acquisition transaction with such company. In addition, BP would be required to pay an additional $500 million, and Amoco would be required to pay an additional $450 million, if within 12 months of such termination, that company enters into or consummates an agreement with any third party with respect to an acquisition transaction.

    See "THE MERGER AGREEMENT-- Termination; Effects of Termination."

THE STOCK OPTION AGREEMENT

    Immediately following the execution of the Merger Agreement, Amoco and BP also entered into a Stock Option Agreement, dated as of August 11, 1998 (the "Stock Option Agreement").

Pursuant to the Stock Option Agreement, Amoco granted BP an option to purchase, subject to the terms thereof, up to 189,783,270 (subject to possible adjustment) fully paid and nonassessable Amoco Shares at a price per share in cash equal to $41.00 (subject to possible adjustment) in the event that the Merger Agreement is terminated and BP then or thereafter becomes entitled to receive the maximum termination payment from Amoco. The Stock Option Agreement limits the total profit that BP can obtain under the Stock Option Agreement and the termination payment from Amoco, taken together, to $1 billion.

    See "THE STOCK OPTION AGREE-
MENT."

DISSENTERS' RIGHTS

    Under Indiana Law, Amoco Shareholders are not entitled to exercise dissenters' rights with respect to the Merger.

    See "THE SPECIAL MEETING-- Dissenters' Rights."

REGULATORY MATTERS

    U.S. antitrust laws prohibit Amoco and BP from completing the Merger until the transaction has been notified to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and a required waiting period has expired. On September 9, 1998, Amoco and BP each filed the required notification and report forms with the Antitrust Division and the FTC. On October 9, 1998, the FTC issued a request for additional information and other documentary material to Amoco and BP relating to the Merger. Under the antitrust laws, the Merger may not be consummated until 20 days after both parties have substantially complied with such request for additional information.

    The President of the United States can prohibit an acquisition of a U.S. company by a foreign person (such as BP) if, among other things, the acquisition would impair the national security of the U.S. Amoco and BP will make a voluntary filing seeking a finding that the Merger does not impair the national security of the U.S.

    The antitrust laws of the European Union (the "EU") prohibit Amoco and BP from completing the Merger until approval of the Merger by the European Commission has been obtained. Amoco and BP formally notified the European Commission of the Merger on September 24, 1998. On October 9, 1998, the European Commission requested additional information, particularly as to one minor product market (polyisobutylene) and concluded that the notification was incomplete. As of October 26, 1998, the last practicable date prior to the printing of this Proxy Statement/Prospectus, BP and Amoco were in the course of supplying the requested information and expected to refile the notification shortly.

    One or more Member States of the EU can make a request to the European Commission that all or part of the Merger be referred back to the requesting Member State(s) where the Merger affects competition within the requesting Member State(s). Those aspects of the Merger that are referred back are investigated under the antitrust laws of the relevant requesting Member State(s) instead of by the European Commission. The Merger Agreement contemplates the possibility of a referral back to the U.K. and in such circumstances the Merger is conditioned upon approval by the U.K. authorities.

    The Merger may also be subject to regulatory approvals in jurisdictions other than the U.S. and the EU.

    Amoco and BP are working to obtain the required regulatory approvals and consents. However, there can be no assurance as to when or whether any of these approvals and consents will be obtained or the terms and conditions that may be imposed by such approvals and consents.

    See "REGULATORY MATTERS."

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    For United States federal income tax purposes, the parties intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and that, in general, Amoco Shareholders will not recognize any gain or loss pursuant to the Merger, except with respect to cash, if any, received in lieu of fractional BP Amoco ADSs.

    THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR TAX ADVISORS TO FULLY UNDERSTAND THE TAX CONSEQUENCES OF THE MERGER TO YOU.

    See "CERTAIN TAX CONSEQUENCES-- United States Tax Consequences of the Merger to U.S. Holders."

COMPARISON OF RIGHTS OF HOLDERS OF BP AMOCO ADSS WITH HOLDERS OF AMOCO SHARES

    In the Merger, you will receive BP Amoco ADSs. Each BP Amoco ADS represents six BP Amoco Ordinary Shares, subject to the terms of the Deposit Agreement. There are numerous differences between the rights of a shareholder in Amoco, an Indiana corporation, and the rights of a shareholder in BP, an English company. In certain circumstances, the rights of a holder of BP Amoco ADSs will be different from the rights of a holder of BP Amoco Ordinary Shares, some of which differences are summarized below. Holders of BP Amoco ADSs may generally withdraw and hold directly the BP Amoco Ordinary Shares underlying the BP Amoco ADSs at any time.

    References in this Proxy Statement/ Prospectus to the "BP Amoco Articles" shall refer to the Memorandum and Articles of Association of BP, as proposed to be amended at the extraordinary general meeting of BP referred to herein. The approval of only some of such amendments is required as a condition to the Merger. See "THE BP EXTRAORDINARY GENERAL MEETING AND THE SEPARATE CLASS MEETING."

    - VOTING RIGHTS AND SHAREHOLDERS' MEETINGS. Amoco Shareholders are entitled to attend, and to vote one vote per Amoco Share at, any Amoco shareholders' meeting. At a general meeting of shareholders of BP Amoco, holders of BP Amoco Ordinary Shares ("BP Amoco Shareholders") will be entitled to one vote per BP Amoco Ordinary Share if voting is on a poll and one vote per holder present in person at the meeting if voting is by a show of hands (which will be limited to ordinary resolutions). See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Voting Rights." Subject to the approval of certain amendments to the BP Articles proposed for approval at BP's scheduled shareholder meetings (which amendments are not a condition to the Merger), record holders of BP Amoco ADSs (but not holders who own their BP Amoco ADSs through brokerage accounts or otherwise in "street name") will be entitled after the Merger to attend, speak and vote at BP Amoco general meetings. The BP Amoco Ordinary Shares represented by BP Amoco ADSs, whether held of record or in street name, may also be voted by instruction to the Depositary. See "DESCRIPTION OF BP AMOCO ORDINARY SHARES--Voting Rights" and "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES-- Voting of the Underlying Deposited Securities."

    - PRE-EMPTIVE RIGHTS. Under the Amoco Amended Articles, Amoco Shareholders have no pre-emptive rights. Under English law, a shareholder is entitled to pre-emptive rights with respect to new equity issuances for cash unless a special resolution is passed in a general meeting of shareholders to the contrary. Under an authority granted to the BP Board at the BP Annual General Meeting on April 16, 1998, which is proposed to be renewed and increased at the extraordinary general meeting of BP, as described herein, and renewable each year, the BP Board is permitted to issue a limited amount of new equity securities not subject to pre-emptive rights. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Pre-emptive Rights." Under the terms of the Deposit Agreement, holders of BP Amoco ADSs will be entitled to participate effectively on the same basis in any equity or rights issues offered to BP Amoco Shareholders.

    - ACQUISITIONS OF SHARES. Acquirors of BP Amoco Ordinary Shares will be subject to different, and in some cases more stringent, notification, disclosure and other obligations under English law and applicable regulations of non-governmental authorities than those to which acquirors of Amoco Shares are subject under Indiana Law and U.S. federal securities laws. Under the terms of the Deposit Agreement, holders of BP Amoco ADSs are bound to comply with the same notification and disclosure requirements as BP Amoco Shareholders. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Certain Provisions Relating to Share Acquisitions" and "--Disclosure of Interests" and "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES-- Disclosure of Interests."

    - SHAREHOLDER PROPOSALS. The By-laws of Amoco (the "Amoco By-laws") provide that a shareholder must submit a notice in proper form to Amoco not less than 90 nor more than 120 days prior to the next anniversary of Amoco's prior annual meeting in order to be eligible to be considered at any annual meeting. Under English law, shareholders representing certain minimum numbers of shareholders and/or voting rights of a public company may, subject to certain limitations, require a resolution to be voted on at a general meeting of shareholders of that company. Subject to certain conditions, holders of BP Amoco ADSs will be able to participate in any such requisition with respect to the BP Amoco Ordinary Shares represented by their BP Amoco ADSs by making an appropriate notification to the Depositary in accordance with the terms of the Deposit Agreement. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Shareholder Proposals and Shareholder Nominations of Directors" and "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES-- Actions by Holders."

    You should also be aware that it may be difficult to effect service of process to begin a lawsuit against directors and officers of BP Amoco who are not residents of the U.S. In addition, holders of BP Amoco ADSs may not be permitted to pursue a lawsuit on behalf of BP Amoco unless they first withdraw the BP Amoco Ordinary Shares underlying their BP Amoco ADSs. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Limitations on Enforceability of Civil Liabilities Under U.S. Federal Securities Laws."

                         COMPARATIVE MARKET PRICE DATA

    The following table presents per share closing market prices as reported on the NYSE Composite Tape for Amoco Shares and BP ADSs and the closing mid-market quotation for BP Ordinary Shares as quoted in the Daily Official List of the LSE as of August 10, 1998, the last trading date before public announcement of the execution of the Merger Agreement, and as of October 26, 1998, the latest practicable date prior to the printing of this Proxy Statement/Prospectus. The table also presents implied equivalent per share values for Amoco Shares by multiplying the price per BP Ordinary Share by the Exchange Ratio and the price per BP ADS by 0.66167.

    Amoco Shareholders are urged to obtain current market quotations for Amoco Shares, BP Ordinary Shares and BP ADSs before making a decision with respect to the Merger.

                                                                                                AMOCO SHARE
                                                                                             EQUIVALENT VALUES
                                                                                          -----------------------
                                                                                            3.97 BP    0.66167 OF
                                   AMOCO SHARE      BP ORDINARY                            ORDINARY        A
                                      PRICE         SHARE PRICE         BP ADS PRICE       SHARES(1)     BP ADS
                                   ------------  ------------------  -------------------  -----------  ----------
August 10, 1998..................      $41.00            773p               $76.00            $50.11      $50.29
October 26, 1998.................      $54.00            838p               $85.00            $55.99      $56.24

------------------------

(1) Converted to U.S. dollars at the Noon Buying Rate of $1.6328 per pound sterling on August 10, 1998 and of $1.6830 per pound sterling on October 26, 1998.

                           COMPARATIVE PER SHARE DATA

    The following tables present certain unaudited historical and pro forma per share data that reflect the completion of the Merger based upon the historical financial statements of Amoco and BP. The pro forma data do not purport to be indicative of the results of future operations or the actual results that would have occurred had the Merger been consummated at the beginning of the periods presented. The data presented below should be read in conjunction with, and are qualified in their entirety by, the historical consolidated financial statements, including applicable notes, of Amoco and BP incorporated by reference in this Proxy Statement/Prospectus, and the Unaudited Pro Forma Condensed Consolidated Financial Information, and notes thereto, appearing elsewhere herein.

    The first column on the left in the tables below presents certain historical per share amounts for Amoco. The second column sets forth certain pro forma equivalent amounts based on the number of BP Amoco Ordinary Shares that will be issued in the Merger for each Amoco Share. Solely for your convenience, Amoco pro forma equivalent and BP Amoco pro forma amounts in the second and fifth columns have been translated into U.S. dollars at the Noon Buying Rate as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    Profit and book value per share presented for Amoco, BP and BP Amoco on a U.S. GAAP basis are not comparable in certain respects. The most significant difference relates to inventory accounting. Amoco uses the last-in-first-out ("LIFO") method of accounting for certain inventories. BP uses the first-in-first-out ("FIFO") method required for U.K. GAAP reporting, which is a permitted basis under U.S. GAAP. Consequently, the Amoco historical information, which is presented on a LIFO basis, has been adjusted to the FIFO basis to arrive at the BP Amoco pro forma amounts under U.K. GAAP, and FIFO is also the basis for the U.S. GAAP pro forma presentation. The differences arising from these adjustments are set forth in Note 3 to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                                                                SIX MONTHS ENDED AND AT JUNE 30, 1998
                                                ---------------------------------------------------------------------
                                                                AMOCO PRO
                                                                  FORMA
                                                               EQUIVALENT
                                                              (BP AMOCO PRO
                                                               FORMA DATA
                                                   AMOCO      MULTIPLIED BY       BP                BP AMOCO
                                                HISTORICAL        3.97)       HISTORICAL           PRO FORMA
                                                -----------  ---------------  -----------  --------------------------
                                                     $              $              P            P             $
Amounts under U.K. GAAP
  Profit per common (ordinary) share..........        0.43           0.67           13.0         10.4          0.17
  Dividends per common (ordinary) share(a)....        0.75           0.79          11.75        11.75          0.20
  Book value per common (ordinary) share......       18.22          17.03          246.3        256.5          4.29

Amounts under U.S. GAAP
  Profit per common (ordinary) share
    Basic.....................................        0.70           0.60           10.5          9.2          0.15
    Diluted...................................        0.70           0.60           10.5          9.2          0.15
  Dividends per common (ordinary) share(a)....        0.75           0.79          11.75        11.75          0.20
  Book value per common (ordinary) share......       16.50          15.05          213.2        226.6          3.79

------------------------

(a) BP Amoco Pro Forma dividends per share represent historical dividends per share paid by BP.

                                                                               SIX MONTHS ENDED JUNE 30, 1997
                                                           -----------------------------------------------------------------------
                                                                            AMOCO PRO
                                                                              FORMA
                                                                           EQUIVALENT
                                                                          (BP AMOCO PRO
                                                                           FORMA DATA
                                                              AMOCO       MULTIPLIED BY        BP                BP AMOCO
                                                           HISTORICAL         3.97)        HISTORICAL           PRO FORMA
                                                           -----------  -----------------  -----------  --------------------------
                                                                $               $               P            P             $
Amounts under U.K. GAAP
  Profit per common (ordinary) share.....................        0.95            1.19            20.5         18.1          0.30
  Dividends per common (ordinary) share(a)...............        0.70            0.71           10.75        10.75          0.18

Amounts under U.S. GAAP
  Profit per common (ordinary) share
    Basic................................................        1.31            1.07            17.5         15.9          0.27
    Diluted..............................................        1.30            1.03            17.5         15.9          0.26
  Dividends per common (ordinary) share(a)...............        0.70            0.71           10.75        10.75          0.18

                                                                             YEAR ENDED AND AT DECEMBER 31, 1997
                                                           -----------------------------------------------------------------------
                                                                            AMOCO PRO
                                                                              FORMA
                                                                           EQUIVALENT
                                                                          (BP AMOCO PRO
                                                                           FORMA DATA
                                                              AMOCO       MULTIPLIED BY        BP                BP AMOCO
                                                           HISTORICAL         3.97)        HISTORICAL           PRO FORMA
                                                           -----------  -----------------  -----------  --------------------------
                                                                $               $               P            P             $
Amounts under U.K. GAAP
  Profit per common (ordinary) share.....................        2.02            2.54            43.3         38.3          0.64
  Dividends per common (ordinary) share(a)...............        1.40            1.47           22.00        22.00          0.37
  Book value per common (ordinary) share.................       18.97           17.35           244.7        261.9          4.37

Amounts under U.S. GAAP
  Profit per common (ordinary) share
    Basic................................................        2.77            2.30            36.3         34.8          0.58
    Diluted..............................................        2.76            2.30            36.1         34.7          0.58
  Dividends per common (ordinary) share(a)...............        1.40            1.47           22.00        22.00          0.37
  Book value per common (ordinary) share.................       16.89           15.52           215.5        234.0          3.91

------------------------

(a) BP Amoco Pro Forma dividends per share represent historical dividends per share paid by BP.

                                                                               YEAR ENDED DECEMBER 31, 1996
                                                           ---------------------------------------------------------------------
                                                                            AMOCO PRO
                                                                              FORMA
                                                                           EQUIVALENT
                                                                          (BP AMOCO PRO
                                                                           FORMA DATA
                                                              AMOCO       MULTIPLIED BY        BP               BP AMOCO
                                                           HISTORICAL         3.97)        HISTORICAL          PRO FORMA
                                                           -----------  -----------------  -----------  ------------------------
                                                                $               $               P            P            $

Amounts under U.K. GAAP
  Profit per common (ordinary) share.....................        3.28            3.22            45.5         48.6         0.81
  Dividends per common (ordinary) share(a)...............        1.30            1.31           19.50        19.50         0.33

Amounts under U.S. GAAP
  Profit per common (ordinary) share
    Basic................................................        2.84            3.06            41.7         46.3         0.77
    Diluted..............................................        2.83            3.06            41.5         46.1         0.77
  Dividends per common (ordinary) share(a)...............        1.30            1.31           19.50        19.50         0.33

                                                                    YEAR ENDED DECEMBER 31, 1995
                                                ---------------------------------------------------------------------
                                                                AMOCO PRO
                                                                  FORMA
                                                               EQUIVALENT
                                                              (BP AMOCO PRO
                                                               FORMA DATA
                                                   AMOCO      MULTIPLIED BY       BP                BP AMOCO
                                                HISTORICAL        3.97)       HISTORICAL           PRO FORMA
                                                -----------  ---------------  -----------  --------------------------
                                                     $              $              P            P             $
Amounts under U.K. GAAP
  Profit per common (ordinary) share..........        1.85           1.59           20.2         24.1          0.40
  Dividends per common (ordinary) share(a)....        1.20           0.99          15.25        15.25          0.25

Amounts under U.S. GAAP
  Profit per common (ordinary) share
    Basic.....................................        1.88           1.79           23.6         26.7          0.45
    Diluted...................................        1.87           1.75           23.5         26.6          0.44
  Dividends per common (ordinary) share(a)....        1.20           0.99          15.25        15.25          0.25

------------------------

(a) BP Amoco Pro Forma dividends per share represent historical dividends per share paid by BP.

                       SELECTED HISTORICAL FINANCIAL DATA

    The following tables set forth selected historical financial data of Amoco and BP for each of the last five years and selected unaudited historical financial data for the six months ended June 30, 1998 and 1997 and have been adjusted to reflect Amoco's two-for-one stock split which became effective as of March 31, 1998. The selected historical financial data of each of Amoco and BP have been derived from, and should be read in conjunction with, the annual audited consolidated financial statements of Amoco and BP, including the notes thereto, and the unaudited six-month consolidated financial statements of Amoco and BP, incorporated by reference in this Proxy Statement/Prospectus.

    Amoco reports quarterly and annual earnings results in accordance with U.S. GAAP. BP reports quarterly and annual earnings results in accordance with U.K. GAAP. These methods of accounting differ from each other in certain significant respects. The main differences between U.K. GAAP and U.S. GAAP that are relevant to BP's consolidated financial statements relate to deferred taxation, severance and restructuring costs and the treatment of shares held by employee share ownership plans. See Note 42 to the audited consolidated financial statements of BP presented in BP's Form 6-K filed on October 23, 1998, which presented restated financial information for the years ended December 31, 1997, 1996 and 1995 and which is incorporated by reference in this Proxy Statement/Prospectus.

SELECTED HISTORICAL FINANCIAL DATA OF AMOCO (U.S. GAAP)

                                                     SIX MONTHS
                                                    ENDED AND AT
                                                      JUNE 30,                     YEAR ENDED AND AT DECEMBER 31,
                                               ----------------------  -------------------------------------------------------
                                                 1998(A)      1997       1997       1996       1995(B)      1994       1993
                                               -----------  ---------  ---------  ---------  -----------  ---------  ---------
                                                    $           $          $          $           $           $          $

                                                                   (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
Sales and other operating revenues (excluding
  consumer excise taxes).....................      13,507      15,740     31,910     32,150      27,066      26,048     25,336
Net income...................................         673       1,296      2,720      2,834       1,862       1,789      1,820
Net income per share (basic).................        0.70        1.31       2.77       2.84        1.88        1.80       1.83
Net income per share (assuming dilution).....        0.70        1.30       2.76       2.83        1.87        1.79       1.82
Dividends per share..........................        0.75        0.70       1.40       1.30        1.20        1.10       1.10
BALANCE SHEET DATA
Total assets.................................      32,274      32,666     32,489     32,100      29,845      29,316     28,486
Long-term obligations (excluding current
  portion)...................................       5,408       4,544      4,719      4,229       3,962       4,387      4,037
Shareholders' equity.........................      15,744      16,345     16,319     16,408      14,848      14,382     13,665
Book value per share.........................       16.50       16.65      16.89      16.50       14.96       14.49      13.76

------------------------

(a) In the first quarter of 1998, Amoco adopted Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP requires costs of computer software developed for internal use to be capitalized as a long-lived asset. The capitalized costs are amortized over the estimated useful life of the software. The amount capitalized, which would have been expensed previously, was approximately $57 million, or $0.06 per share, after tax in the first six months of 1998.

(b) In 1995, Amoco adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The results for 1995 included $602 million ($380 million, or $0.38 per share, after tax) for the impairment of long-lived assets, primarily related to oil and gas producing properties in North America (approximately $300 million, or $0.30 per share, after tax).

SELECTED HISTORICAL FINANCIAL DATA OF BP

                                                  SIX MONTHS
                                                 ENDED AND AT
                                                   JUNE 30,                         YEAR ENDED AND AT DECEMBER 31,
                                        -------------------------------  -----------------------------------------------------
                                                1998            1997             1997            1996       1995       1994
                                        --------------------  ---------  --------------------  ---------  ---------  ---------
                                            L          $          L          L          $          L          L          L
                                                           (IN MILLIONS, EXCEPT PER SHARE AND ADS AMOUNTS)
INCOME STATEMENT DATA (A)
U.K. GAAP
Turnover..............................     17,394     29,048     24,119     46,563     77,760     44,731     36,106     33,116
Less: joint ventures..................      4,361      7,283      4,877     10,178     16,997     --         --         --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Group turnover........................     13,033     21,765     19,242     36,385     60,763     44,731     36,106     33,116
Replacement cost
  operating profit (b)................      1,709      2,854      2,325      4,351      7,266      4,220      3,438      2,753
Replacement cost profit before
  exceptional items (c)...............      1,124      1,877      1,495      2,822      4,713      2,620      2,013      1,482
Profit for the period.................        749      1,251      1,165      2,470      4,125      2,552      1,122      1,577
Per BP Ordinary Share
  Replacement cost profit before
    exceptional items.................      19.5p       0.33      26.4p      49.5p       0.83      46.7p      36.3p      27.1p
  Profit for the period...............      13.0p       0.22      20.5p      43.3p       0.72      45.5p      20.2p      28.8p
  Dividends (d).......................     11.75p       0.20     10.75p      22.0p       0.37      19.5p     15.25p      10.5p
U.S. GAAP
Revenues..............................     13,033     21,765     19,242     36,385     60,763     44,731     36,106     33,116
Profit for the period (e).............        607      1,014        995      2,070      3,457      2,338      1,310      1,308
Comprehensive income..................        394        658        821      1,532      2,558      1,520      1,541      1,453
Profit Per BP Ordinary Share (f)
  Basic...............................      10.5p       0.18      17.5p      36.3p       0.61      41.7p      23.6p      23.9p
  Diluted.............................      10.5p       0.18      17.5p      36.1p       0.60      41.5p      23.5p      23.8p
Profit Per American Depositary Share
  (f)(g)
  Basic...............................      63.0p       1.05     105.0p     217.8p       3.64     250.2p     141.6p     143.4p
  Diluted.............................      63.0p       1.05     105.0p     216.6p       3.62     249.0p     141.0p     142.8p

BALANCE SHEET DATA(A)

U.K. GAAP
Total assets..........................     31,413     52,460     30,318     32,877     54,905     32,572     32,352     31,088
Shareholders' interest................     14,354     23,971     13,365     14,112     23,567     12,795     11,814     11,057
Finance debt due after more than one
  year................................      3,181      5,312      3,241      3,211      5,362      3,474      4,760      5,705
Debt to borrowed and invested
  capital (h).........................        18%        18%        19%        18%        18%        21%        29%        34%

U.S. GAAP
Total assets..........................     31,929     53,321     31,257     33,557     56,361     33,530     33,483     32,329
Shareholders' interest................     12,424     20,748     12,083     12,429     21,077     11,663     10,833      9,879


                                          1993
                                        ---------
                                            L

INCOME STATEMENT DATA (A)
U.K. GAAP
Turnover..............................     34,950
Less: joint ventures..................     --
                                        ---------
Group turnover........................     34,950
Replacement cost
  operating profit (b)................      2,524
Replacement cost profit before
  exceptional items (c)...............      1,125
Profit for the period.................        615
Per BP Ordinary Share
  Replacement cost profit before
    exceptional items.................      20.7p
  Profit for the period...............      11.3p
  Dividends (d).......................       8.4p
U.S. GAAP
Revenues..............................     34,950
Profit for the period (e).............      1,184
Comprehensive income..................        984
Profit Per BP Ordinary Share (f)
  Basic...............................      21.8p
  Diluted.............................      21.7p
Profit Per American Depositary Share
  (f)(g)
  Basic...............................     130.8p
  Diluted.............................     130.2p
BALANCE SHEET DATA(A)
U.K. GAAP
Total assets..........................     31,017
Shareholders' interest................      9,748
Finance debt due after more than one
  year................................      7,144
Debt to borrowed and invested
  capital (h).........................        42%
U.S. GAAP
Total assets..........................     32,437
Shareholders' interest................      8,785

------------------------

(a) BP has adopted Financial Reporting Standard No. 9, "Associates and Joint Ventures," effective as of January 1, 1998 and accordingly has restated its financial statements for prior periods in its Report on Form 6-K filed on October 23, 1998. The principal effect was to equity account for the BP Mobil joint venture, which had previously been accounted for using the proportional consolidation method.

(b) Operating profit is a U.K. GAAP measure of trading performance. It excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, interest expense and taxation.

    BP determines operating profit on a replacement cost basis, which eliminates the effect of inventory holding gains and losses. For the oil and gas industry, the price of crude oil can vary significantly from period to period; hence the value of crude oil (and products) also varies. As a consequence, the amount that would be charged to cost of sales on a FIFO basis of inventory valuation would include the effect of oil price fluctuations on oil and products inventories. BP therefore charges cost of sales with the average cost of supplies incurred during the period rather than the historical cost of supplies on a FIFO basis. For this purpose, inventories at the beginning and end of the period are valued at the average cost of supplies incurred during the period rather than at their historical cost. These valuations are made quarterly by each business unit, based on local oil and product price indices applicable to their specific inventory holdings, following a methodology that has been consistently applied by BP for many years. Operating profit on the replacement cost basis is used by BP management as the primary measure of business unit trading performance and BP management believes that this measure assists investors to assess BP's underlying trading performance from period to period.

    Replacement cost is not a U.S. GAAP measure. The major U.S. oil companies apply the LIFO basis of inventory valuation. The LIFO basis is not permitted under U.K. GAAP. The LIFO basis eliminates the effect of price fluctuations on crude oil and product inventory except where an inventory drawdown occurs in a period. BP management believes that where inventory volumes remain constant or increase in a period, operating profit on the LIFO basis will not differ materially from operating profit on BP's replacement cost basis.

    Where an inventory drawdown occurs in a period, cost of sales on a LIFO basis will be charged with the historical cost of the inventory drawn down, whereas BP's replacement cost basis charges cost of sales at the average cost of supplies for the period. To the extent that the historical cost on the LIFO basis of the inventory drawn down is lower than the current cost of supplies in the period, operating profit on the LIFO basis will be greater than operating profit on BP's replacement cost basis. To the extent that the historical cost on the LIFO basis of the inventory drawdown is greater than the current cost of supplies in the period, operating profit on the LIFO basis will be lower than operating profit on BP's replacement cost basis.

(c) Replacement cost profit before exceptional items excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, which are defined by U.K. GAAP. This is the measure of profit used by the BP Board in setting targets for and monitoring performance within BP. BP's management believes this indicator provides the most relevant and useful measure for investors because it most accurately reflects underlying trading performance.

(d) The U.S. dollar equivalents of dividends per BP Ordinary Share for the years ended 1996, 1995, 1994 and 1993 were $0.31, $0.24, $0.16 and $0.13, respectively, based on the respective exchange rates prevailing at the close of business in London on the business day last preceding the announcement of each quarterly dividend comprising such annual amounts.

(e) Profit for the year ended December 31, 1993 includes the cumulative effect of accounting changes resulting from the adoption of FASB Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" and of FASB Statement of Financial Accounting Standards No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions." Profit for 1993 before the cumulative effect of accounting changes was L708 million. Basic and diluted profit per BP Ordinary Share on that basis was 13.0p. Basic and diluted profit per BP ADS on that basis was 78.0p.

(f) FASB Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128) was adopted for the accounting period ending December 31, 1997. Amounts for prior periods have been restated as required by SFAS 128.

(g) With effect from June 6, 1997, BP split existing BP ADSs on a two-for-one basis so that a BP ADS is now equivalent to six BP Ordinary Shares. Comparative figures for 1993 to 1996 inclusive have been restated accordingly.

(h) Finance debt due after more than one year, compared with such debt plus BP and minority shareholders' interests.

SIGNIFICANT FACTORS AFFECTING OPERATING RESULTS

    Financial results reported in accordance with U.K. GAAP or U.S. GAAP include the impact of unusual or infrequent events and factors which are not expected to occur regularly in the future. Examples of these events and factors include gains or losses on the sale of businesses, the costs of completing major acquisitions, restructuring charges and other business transactions, as well as other significant factors and trends, which may be helpful to review in understanding the past performance and future prospects of Amoco and BP and are described briefly below. The following discussion should be read in conjunction with the "Selected Historical Financial Data" of Amoco and BP included in the previous pages and with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Amoco and BP that are contained in the annual reports and other information that Amoco and BP, respectively, have filed with the SEC. See "AVAILABLE INFORMATION."

SIGNIFICANT FACTORS AFFECTING AMOCO'S OPERATING RESULTS

ASSET DISPOSITIONS

    Amoco's earnings in 1997 included $377 million of gains from asset dispositions, primarily the sale of non-core oil and gas properties in the U.S. These sales were part of Amoco's strategy to upgrade and refocus the U.S. portfolio of exploration and production assets. Additional sales in 1998 resulted in a gain of $43 million in the first quarter.

    Included in 1996 earnings were gains of $97 million on the sale of Amoco's polystyrene foam products business and $56 million on the sale of certain Canadian oil and gas properties. Earnings in 1995 included an $83 million gain on the sale of Amoco Motor Club.

ACQUISITIONS

    New investments in 1997 included approximately $865 million in cash for interests in Pan American Energy LLC in Argentina and Empresa Petrolera Chaco in Bolivia. These investments are accounted for by the equity method.

    In March 1996, Amoco acquired the alpha-olefins and related businesses of Albemarle Corporation. The assets and results of operations associated with these businesses are included in the financial information for Amoco since the date of acquisition.

SIGNIFICANT FACTORS AFFECTING BP'S OPERATING RESULTS

EXCEPTIONAL ITEMS

    In the first six months of 1998 there was a net profit of L7 million before tax on the sale or termination of operations.

    Exceptional items over the period 1995 to 1997 comprise three elements: losses on sale or termination of operations in all three years; the implementation costs for the European downstream joint venture with Mobil in 1996; and the refinery network rationalization costs in 1995.

    In 1997, there was a net loss of L105 million before tax on the sale or termination of operations related mainly to the costs of terminating base oil manufacturing operations at Llandarcy. In 1996 there was a net loss of L175 million before tax on the sale or termination of various operations, including properties in the U.K. and U.S., the Carborundum businesses and certain upstream assets. There was a loss of L3 million in 1995.

    The implementation costs relating to the European downstream joint venture with Mobil charged against income in 1996 represent BP's share of severance, restructuring and rebranding in the joint venture which, together with asset write-downs and some BP-specific costs, amounted to L341 million before tax.

Cash outflows relating to these costs were L187 million in 1997 and L44 million in 1996, with most of the remainder expected to occur in 1998.

    The rationalization of BP's refining system gave rise to an exceptional charge before tax of
L965 million in 1995. This comprised losses on sale and closure of L525 million and provisions for environmental remediation and other costs of L440 million. These related to the decision to sell or close the refineries at Marcus Hook in Pennsylvania, Lima in Ohio, Lavera in France and its interest in the Pernis section of the Nerefco refinery in Rotterdam. In 1997 provisions of L43 million were written back as a result of the decision to continue operating the Lavera refinery.

ACQUISITIONS

    During the first half of 1998, BP acquired Styrenix Kunststoffe, the styrene plastics business formerly owned by the German chemical company Huls.

    In December 1997, BP acquired a 10% interest in A O Sidanco, a Russian integrated oil company, for L292 million. This amount is shown as the acquisition of an associated undertaking within fixed asset investments. Also in 1997, BP acquired an additional 7.4% of the share capital of BP France for a cash consideration of L56 million.

                              RECENT DEVELOPMENTS

AMOCO

    Selected unaudited consolidated financial results of Amoco for the third quarter and first nine months of 1998 and 1997 were as follows:

                                                                            THREE MONTHS           NINE MONTHS
                                                                               ENDED                  ENDED
                                                                           SEPTEMBER 30,          SEPTEMBER 30,
                                                                        --------------------  ---------------------
                                                                          1998                   1998
                                                                          EST.       1997        EST.       1997
                                                                        ---------  ---------  ----------  ---------
                                                                            $          $          $           $

                                                                          (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Revenues..............................................................      7,493      8,983      23,057     26,600
Net income............................................................        295        635         968      1,931
Net income per share (basic)..........................................       0.31       0.65        1.01       1.96
Net income per share (assuming dilution)..............................       0.31       0.64        1.01       1.95

    The third-quarter 1998 earnings were $295 million or $.31 per share, assuming dilution. This compared to third-quarter 1997 earnings of $635 million or $.64 per share, assuming dilution.

    The decline in the third-quarter earnings primarily resulted from significantly lower worldwide crude oil prices compared to the year-earlier period. Lower petroleum products and chemical margins also contributed to the decline.

    For the first nine months of 1998, Amoco reported earnings of $1,033 million, or $1.07 per share, excluding the second-quarter impairment charges of $214 million for Colombian assets, favorable second-quarter tax adjustments of $106 million and a first-quarter gain of $43 million on asset divestitures. This compared with $1,931 million for the first nine months of 1997, or $1.95 per share, assuming dilution. The decrease in nine-month 1998 earnings primarily reflected lower energy prices and lower chemical margins.

    The financial information set forth above is preliminary. Final information will be contained in a Quarterly Report on Form 10-Q to be filed by Amoco on or about November 13, 1998.

BP

    While BP remains confident in its ability to deliver further underlying performance improvements, a continuation of the current adverse external environment will affect the oil sector and hence BP's overall results. BP's results in the near future may be characterized by greater uncertainty than a year ago. The BP Board believes that the prospects of BP will be significantly enhanced by the Merger.

                  UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

    Amoco and BP are providing the following pro forma combined financial information to give you a better picture of what the results of operations and financial position of the combined businesses of Amoco and BP might have looked like had the Merger occurred on an earlier date. This information is provided for illustrative purposes only and does not show what the results of operations or financial position of BP Amoco would have been if the Merger had actually occurred on the dates assumed. This information also does not indicate what BP Amoco's future operating results or consolidated financial position will be.

    Please see "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION" for a more detailed explanation of this analysis.

BASIS OF PRESENTATION

    The pro forma financial information has been prepared in accordance with U.K. GAAP, which differs from U.S. GAAP. In the pro forma financial information, Amoco's financial position and results of operations have been adjusted to U.K. GAAP and translated into pounds sterling, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information contained herein.

    BP Amoco intends to account for the Merger by using the merger method of accounting under U.K. GAAP and the Merger qualifies for the pooling-of-interests method of accounting under U.S. GAAP. The pro forma financial information has been prepared on this basis.

UNAUDITED PRO FORMA INCOME STATEMENT DATA

    The pro forma income statement data assumes that the Merger took place on January 1, 1995. This is the first day of the earliest financial period presented in the pro forma financial information.

    The pro forma income statement data for the six months ended June 30, 1998 and June 30, 1997 combine the unaudited historical condensed consolidated income statements of Amoco, as adjusted to U.K. GAAP, and BP for those periods, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The pro forma income statement data for the years ended December 31, 1997, 1996 and 1995 combine the respective historical consolidated income statements of Amoco, as adjusted to U.K. GAAP, and BP for those years after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                                                      SIX MONTHS ENDED                          YEAR ENDED
                                                          JUNE 30,                             DECEMBER 31,
                                               -------------------------------  ------------------------------------------
                                                 1998       1998       1997       1997       1997       1996       1995
                                               ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                                   L          $          L          L          $          L          L
                                                             (IN MILLIONS, EXCEPT PER SHARE AND ADS AMOUNTS)
BP AMOCO UNAUDITED PRO FORMA INCOME STATEMENT
  DATA

U.K. GAAP
Group turnover...............................     21,289     35,553     28,986     55,951     93,438     65,426     53,302
Replacement cost operating profit(a).........      2,358      3,938      3,575      6,453     10,777      6,759      5,171
Replacement cost profit before exceptional
  items(a)...................................      1,440      2,404      2,288      4,054      6,770      4,293      3,140
Profit for the period........................        999      1,668      1,738      3,677      6,141      4,642      2,280
Profit per BP Amoco Ordinary Share...........      10.4p       0.17      18.1p      38.3p       0.64      48.6p      24.1p

U.S. GAAP
Profit for the period........................        883      1,475      1,529      3,344      5,584      4,426      2,526
Profit per BP Amoco Ordinary Share...........
  Basic......................................       9.2p       0.15      15.9p      34.8p       0.58      46.3p      26.7p
  Diluted....................................       9.2p       0.15      15.9p      34.7p       0.58      46.1p      26.6p
Profit per BP Amoco ADS......................
  Basic......................................      55.2p       0.92      95.4p     208.8p       3.49     277.8p     160.2p
  Diluted....................................      55.2p       0.92      95.4p     208.2p       3.48     276.6p     159.6p

UNAUDITED PRO FORMA BALANCE SHEET DATA

    The pro forma balance sheet data have been prepared assuming that the Merger took place on June 30, 1998.

                                                                                                          AT
                                                                                                    JUNE 30, 1998
                                                                                                 --------------------
                                                                                                     L          $

                                                                                                    (IN MILLIONS)
BP AMOCO UNAUDITED PRO FORMA BALANCE SHEET DATA

U.K. GAAP
Total assets...................................................................................     51,139     85,402
Finance debt due after more than one year......................................................      6,399     10,687
Shareholders' interest.........................................................................     24,662     41,186

U.S. GAAP
Shareholders' interest.........................................................................     21,788     36,387

------------------------

(a) See Note 1 to the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE; PURPOSE

    The Special Meeting of Amoco Shareholders will be held at 3:00 p.m. local time, on December 10, 1998, at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois. At the Special Meeting, Amoco Shareholders of record will be asked to consider and vote upon a proposal to approve the Merger Agreement.

RECORD DATE

    The close of business on October 19, 1998 has been fixed as the Record Date for the determination of Amoco Shareholders entitled to notice of, and to vote at, the Special Meeting. Only Amoco Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 954,763,126 outstanding Amoco Shares held by approximately 134,442 Amoco Shareholders of record. As of the Record Date, directors and executive officers of Amoco and their affiliates owned less than 1% of the Amoco Shares outstanding.

    Attendance at the Special Meeting is limited to Amoco Shareholders who owned Amoco Shares on the Record Date or their authorized representatives. Admission tickets will be issued in advance of the meeting upon written request.

    The voting form provided to Amoco Shareholders of record, Amoco Direct Access Plan participants and Amoco employee benefit plan participants should be used to request tickets, following the instructions shown on the form. Beneficial shareholders who hold shares through a third party, such as a broker, should send account statements or similar documentation of ownership to Amoco Corporation Shareholder Services, 200 East Randolph Drive, Mail Code 0404, Chicago, Illinois 60601 when requesting tickets.

VOTING AND REVOCATION OF PROXIES

    Amoco Shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in the manner specified on the voting forms. Voting forms that are properly executed but do not contain instructions will be voted "FOR" approval of the Merger Agreement. An Amoco Shareholder may revoke the proxy granted by a voting form at any time prior to its exercise by (i) delivering, prior to the Special Meeting, to the Corporate Secretary of Amoco, 200 Randolph Drive, Chicago, Illinois 60601, a written notice of revocation having a later date or time than the voting form; (ii) delivering to the Corporate Secretary of Amoco a duly executed proxy bearing a later date or time than the previously executed voting form; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not by itself constitute revocation of the proxy granted by the voting form.

    Whole and fractional Amoco Shares held in participants' accounts in the Amoco Performance Share Plan and whole and fractional shares representing participants' proportionate shares of Amoco Shares held in the Amoco Employee Savings Plan will be voted by such plans' trustees in accordance with participants' voting directions. Any shares for which voting directions are not received will be voted in the trustees' discretion. Whole Amoco Shares held in participants' accounts in the Amoco Direct Access Plan will be voted in accordance with participants' voting directions. Fractional shares and shares for which voting directions are not received will not be voted.

    STOCK CERTIFICATES SHOULD NOT BE SENT WITH THE ENCLOSED VOTING FORM. IF THE MERGER IS CONSUMMATED, AMOCO SHAREHOLDERS WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR AMOCO SHARES FOR BP AMOCO ADSS AT THAT TIME.

    Amoco will bear the costs of the Special Meeting and of soliciting proxies therefor. Amoco and BP will share equally the amount of the filing fees and the other expenses incurred in connection with the cost of filing, printing and distributing this Proxy Statement/Prospectus. D.F. King & Co., Inc. will assist in the solicitation of proxies by Amoco for a base fee of $20,000 plus reasonable out-of-pocket expenses.

    Additionally, officers and other Amoco employees may solicit proxies by telephone, telegram, telefax, other electronic means or in person. Upon request, Amoco will reimburse banks, brokers, nominees and related fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of Amoco Shares.

REQUIRED VOTE; QUORUM

    Indiana Law and the Amoco Amended Articles require approval of the Merger Agreement by not less than a majority of all of the votes entitled to be cast at the Special Meeting by Amoco Shareholders. Each Amoco Share outstanding on the Record Date is entitled to one vote. There are no other voting securities of Amoco outstanding. Brokers and nominees are precluded from exercising their voting discretion on the approval of the Merger Agreement and, for this reason, absent specific instructions from the beneficial owner of the Amoco Shares, are not permitted to vote such Amoco Shares. Shares that are not voted because brokers did not receive instructions are referred to as "broker non-votes." Holders of a majority of the Amoco Shares outstanding on the Record Date must be present in person or by proxy at the Special Meeting to constitute a quorum. Abstentions and broker non-votes are counted as present or represented for purposes of determining a quorum for the Special Meeting. Because the affirmative vote of Amoco Shareholders holding not less than a majority of the outstanding Amoco Shares on the Record Date is required for approval of the Merger Agreement, an abstention, unreturned proxy or broker non-vote will have the effect of a vote against approval of the Merger Agreement.

    THE AMOCO BOARD RECOMMENDS THAT AMOCO SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

DISSENTERS' RIGHTS

    Under Indiana Law, Amoco Shareholders are not entitled to exercise dissenters' rights with respect to the Merger.

AVAILABILITY OF INDEPENDENT ACCOUNTANTS

    Representatives of PricewaterhouseCoopers LLP, independent accountants of Amoco, will be present at the Special Meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions.

      THE BP EXTRAORDINARY GENERAL MEETING AND THE SEPARATE CLASS MEETING

    In accordance with the provisions of the Merger Agreement, the BP Board has convened an extraordinary general meeting of the shareholders of BP (the "BP Extraordinary General Meeting") and has also convened a separate class meeting of the holders of BP Ordinary Shares (the "Separate Class Meeting") for November 25, 1998.

    At the BP Extraordinary General Meeting, the following resolutions will be proposed:

(a) Resolution 1 will be proposed to approve the Merger and also to provide for certain matters which are required to give effect to the Merger or to satisfy conditions to the Merger, namely:

    (i) if Resolution 11 (relating to the Redenomination) does not take effect in accordance with its terms, (A) to increase the authorized ordinary share capital of BP Amoco from L2,000,000,000 to L3,000,000,000, by the creation of an additional 4,000,000,000 BP Amoco Ordinary Shares of nominal value 25p each, (B) to give the board of directors of BP Amoco (the "BP Amoco Board") the authority to allot additional BP Amoco Ordinary Shares up to an aggregate nominal amount of L1,515,000,000, including the BP Amoco Ordinary Shares to be allotted pursuant to the Merger, and (C) to give the BP Amoco Board the power to disapply shareholders' pre-emption rights in respect of relevant securities with a nominal value of L122,000,000, equal to approximately five percent of BP Amoco's issued ordinary share capital following the Merger, during a period commencing on the date that the Merger becomes effective and expiring on the earlier of the date of BP's next annual general meeting and July 15, 1999;

    (ii) to amend the BP Articles of Association (A) to increase the maximum number of directors of BP Amoco to 22, (B) to provide for a Co-Chairman of the BP Amoco Board and (C) to reflect the increase in the authorized share capital of BP Amoco; and

    (iii) to change the name of BP to "BP Amoco p.l.c."

(b) Resolutions 2 to 10 will be proposed to elect as additional directors of BP Amoco H.L. Fuller, W.G. Lowrie, R.S. Block, J.H. Bryan, E.B. Davis, Jr., R.J. Ferris, F.A. Maljers, W.E. Massey and M.H. Wilson. Each of these proposed directors has been designated by Amoco and will take office if the Merger becomes effective.

(c) Resolution 11 will be proposed:

    (i) to authorize certain transactions required to effect the Redenomination;

    (ii) to approve certain amendments to the BP Articles of Association required to enable the Redenomination to take effect; and

    (iii) (A) to increase the authorized ordinary share capital of BP Amoco from L2,000,000,000 to $6,000,000,000 and L12,750,000, by the creation of
       12,000,000,000 BP Amoco Ordinary Shares of nominal value US$0.50 each,
       (B) to give the BP Amoco Board the authority to allot BP Amoco Ordinary Shares up to an aggregate nominal amount of $6,000,000,000, including the BP Amoco Ordinary Shares to be allotted pursuant to the Merger, and (C) to give the BP Amoco Board the power to disapply shareholders' pre-emption rights in respect of relevant securities with a nominal value of $244,000,000, equal to approximately five percent of BP Amoco's issued ordinary share capital following the Merger, during a period commencing on the date that the Merger becomes effective and expiring on the earlier of the date of BP's next annual general meeting and July 15, 1999.

(d) Resolution 12 will be proposed to increase the aggregate remuneration authorized to be payable to non-executive directors of BP Amoco to an amount not exceeding L1,500,000 per annum and to amend the BP Articles of Association (in relation to determining the remuneration of non-executive directors by ordinary resolution).

(e) Resolution 13 will be proposed to approve the rules of, and authorize implementation of, the BP Amoco Share Option Plan and BP Amoco Long Term Performance Plan, and to authorize the BP Amoco Board to establish further plans for employees overseas which are based on these plans.

(f) Resolution 14 will be proposed to amend the BP Articles of Association so as to provide for the delivery of notices of Board meetings to BP Amoco directors absent from the U.K.; to provide for the announcement of dividends in U.S. dollars; to permit certain approved depositaries (including the Depositary) to appoint multiple proxies who will have the right to attend, speak and vote at BP Amoco general meetings; to allow such proxies themselves to appoint a proxy; to enable proxies to vote on a show of hands; to enable the issue and provide the terms of share warrants to bearer; and to provide that all special and extraordinary resolutions will be taken on a poll and all ordinary resolutions will be conducted by show of hands (unless a poll is requested or taken).

    The consummation of the Merger is conditioned on the approval of Resolution 1 (the "BP Requisite Resolution"). The election of the additional directors nominated by Amoco is a condition to Amoco's obligation to consummate the Merger, and the Merger will not become effective if such directors are not elected unless this condition is waived by Amoco. The Merger is not conditioned on Resolutions 11 to 14 being passed. Resolutions 2 to 13 will not become effective unless Resolution 1 is passed.

    Both Resolutions 1 and 11 provide for the increase in ordinary share capital, the increase in the BP Amoco Board's allotment authority and the disapplication of pre-emption rights, so that even if the Redenomination (Resolution 11) does not take effect, the BP Amoco Ordinary Shares to be issued in the Merger may be allotted. The increase in authorized share capital will authorize BP Amoco to allot BP Amoco Ordinary Shares pursuant to the Merger and maintain a sufficient level of authorized share capital until the next annual general meeting. The extension of the authority of the BP Amoco directors to allot BP Amoco Ordinary Shares without further being required to offer them to existing shareholders of BP will allow the allotment of BP Amoco Ordinary Shares in connection with the Merger. In addition, the BP Amoco Board will have the authority to allot additional BP Amoco Ordinary Shares. The disapplication of shareholders' pre-emption rights will extend the authority of the directors of BP Amoco to make such allotments of BP Amoco Ordinary Shares for cash without first offering them to existing BP Amoco Shareholders. Except pursuant to the Merger, the Redenomination, the issue of shares under BP's share dividend plan and the exercise of options under BP Amoco's share option schemes, the directors of BP have no present intention to allot BP Amoco Ordinary Shares and, in any event, no issue of shares which would result in a change of control will take effect without the consent of BP Amoco Shareholders in a general meeting.

    Resolutions 1, 11, 12 and 14 are special resolutions and require the approval of not less than 75% of the votes cast in person or on a poll at the BP Extraordinary General Meeting. The other resolutions are ordinary resolutions, each of which requires the approval of a majority of the votes cast in person or on a poll at the meeting. The standard quorum requirement of five members will apply.

    At the Separate Class Meeting, a resolution will be proposed to approve the Redenomination and any effects it may have on the rights of BP Amoco Ordinary Shareholders. The Separate Class Meeting has been convened for 11:30 a.m., London time, on November 25, 1998 or as soon thereafter as the BP Extraordinary General Meeting shall have been concluded or adjourned. The resolution to be proposed at the Separate Class Meeting is an extraordinary resolution and, accordingly, will require approval of not less than 75% of the votes cast by holders of BP Ordinary Shares in person or on a poll and a quorum of such holders representing in person or by proxy one-third of the issued BP Ordinary Shares.

    At the BP Extraordinary General Meeting and the Separate Class Meeting, on a show of hands every shareholder of BP who is present in person shall have one vote and on a poll every shareholder of BP who is present in person or by proxy shall have, in the case of holders of BP Ordinary Shares, one vote for each BP Ordinary Share and, in the case of holders of BP First Preference Shares and BP Second Preference Shares (in relation to the BP Extraordinary General Meeting only), two votes for every five BP First Preference Shares or BP Second Preference Shares, as the case may be.

                                   THE MERGER

BACKGROUND OF THE MERGER

    In recent years, the managements of each of Amoco and BP have periodically reviewed their companies' respective competitive positions in the oil and gas industry, industry trends and strategic initiatives to seek to improve their competitive positions, including possible business combinations, joint ventures and other significant transactions. The managements of Amoco and BP each believed that increased size could enhance their competitive position.

    Amoco and BP had previously engaged in preliminary discussions concerning a possible joint venture involving only the petrochemicals businesses of the two companies. Those discussions were exploratory in nature and ceased in February 1997 without resulting in any agreement because the companies were unable to identify adequate synergistic benefits to justify further discussions regarding a joint venture. In May 1998, H. Laurance Fuller, Chairman and Chief Executive Officer of Amoco, and Sir John Browne, Group Chief Executive of BP, met, at the suggestion of Sir John Browne, to discuss the possibility of combining the businesses of Amoco and BP. In the course of that discussion, BP proposed, as a possibility, a "dual holding company" structure in which each of Amoco and BP would continue its existence as a separate public company with its own publicly traded common stock, but in which the businesses of the two companies would be managed as a unified enterprise by identical boards of directors and senior executives. At this meeting Messrs. Fuller and Browne concluded that such a combination might be beneficial for each of their companies and that further discussions should be held. Messrs. Fuller and Browne had three further meetings on June 17, July 8 and July 23, 1998, at which they discussed the terms upon which a combination could occur and the ways in which a combined BP-Amoco could build on the strengths of the two companies, achieve operating synergies and savings and combine the management teams of Amoco and BP. The substance of these meetings focused on the mutual vision of Messrs. Fuller and Browne for the combined company, the basis for equalizing the voting rights of, and distributions to, shareholders of each of BP and Amoco in the dual holding company structure, the composition of the unified board, targets of achievable synergies and management responsibilities.

    In May 1998, Amoco asked Morgan Stanley to act as its financial advisor in connection with the potential business combination with BP. Morgan Stanley was a longtime advisor to Amoco. In May 1998, BP requested that J.P. Morgan act as BP's financial advisor in connection with a potential business combination with Amoco. J.P. Morgan had previously acted as financial advisor to BP. In June 1998, at the request of BP and Amoco, representatives of Morgan Stanley met with their counterparts at J.P. Morgan to discuss the financial aspects of the dual holding company structure, in particular the ratios of equalizing dividends and distributions, trading aspects of the two stocks and capital market issues.

    Beginning in mid-June 1998, other senior executives of Amoco and BP, along with outside financial advisors and legal counsel, began to meet to discuss the possible combination of Amoco and BP. These discussions focused on the relative ownership by Amoco and BP shareholders of BP Amoco, the achievability of operating synergies and savings, mutual due diligence and allocation of management responsibilities. Amoco and BP and their advisors also discussed the structure for the combination, including the proposed dual holding company structure. The substance of much of these discussions dealt with specific legal, accounting and financial issues arising under the dual holding company structure, which are not settled in such a structure but are relatively straightforward in the case of a stock-for-stock merger, such as the appropriate accounting treatment, the tax consequences of such a structure, the applicability of various antitrust rules and regulations, the compatibility of differing corporate and stock exchange regulations, and the means of attempting to equalize the economic interests and trading prices of the shares of the two companies in accordance with a fixed equalization ratio. The parties considered the advantages of such a structure to be that each company would maintain its own identity, listing on its primary stock exchange and access as an individual company to its primary capital market. The perceived disadvantages were the complexity of the structure and the possibility that the two companies' stocks would not trade in their respective markets at prices in line with the agreed equalization ratio. In these discussions, the parties agreed that in a dual holding company structure the parties must be able to account for the combined entity analogously to a pooling-of-interests for purposes of U.S. GAAP and to merger accounting treatment under U.K. GAAP in order to be favorably received in the financial markets and achieve the intended benefits for shareholders. To assure themselves that this would be the case, the parties undertook to contact appropriate regulatory authorities with respect to accounting, tax, antitrust and stock exchange issues.

    Amoco and BP executed a confidentiality agreement on July 24, 1998. On July 28, 1998 and July 30, 1998 the Amoco Board and the BP Board, respectively, were fully briefed of discussions and reviewed relevant financial and legal considerations, and authorized further discussions. The financial presentations at these meetings by Morgan Stanley and J.P. Morgan, respectively, were preliminary analyses similar to the final analyses presented at the August 10, 1998 board meetings of Amoco and BP (see "--Opinions of Financial Advisors"), but were based on a dual holding company structure. On July 30, 1998, Amoco and BP agreed to conduct discussions on an exclusive basis until August 18, 1998. On August 2, 1998, Messrs. Fuller and Browne met again to discuss certain aspects of the transaction, including the need for adjustment if the two dual holding company stocks did not trade appropriately on an equalized basis, in particular if one company's shares traded systematically at a discount to the agreed equalization ratio. Following such discussion, the parties continued to discuss, but did not reach final agreement on, the detailed arrangements necessary to ensure the equality of shareholder interests contemplated by the dual holding company structure. On August 7, 1998, primarily as a result of discussions with the SEC concerning the application of U.S. GAAP to the proposed dual holding company transaction, the status of discussions to date with respect to a dual holding company structure and the perceived need to proceed to a definitive agreement expeditiously so as to avoid the potential disruption caused by a long delay and the risk of possible leaks, Amoco and BP terminated their discussions with respect to a dual holding company transaction, and on August 8, 1998, representatives of Amoco and BP began discussions with respect to a stock-for-stock merger between Amoco and BP. The stock-for-stock merger was intended to achieve substantially all of the economic benefits of combining both companies contemplated by the dual holding company transaction. While the stock-for-stock merger would result in the disappearance of Amoco as a separately traded entity, this structure would assure the accounting treatment desired by the parties and would avoid the complexities of the dual holding company structure. In particular, the economic interests of the shareholders of BP and Amoco would be fixed by the exchange ratio and their ownership of a fixed percentage of the shares of BP Amoco. Moreover, the parties determined that they would be able to reach definitive agreement quickly on a transaction structured as a stock-for-stock merger.

    On August 10, 1998, Messrs. Fuller and Browne tentatively agreed on the remaining unresolved principal terms of the Merger, including the exchange ratio and the composition of the BP Amoco Board. Later in the day on August 10, 1998 the Merger was approved by the Amoco Board and the BP Board. Morgan Stanley and J.P. Morgan made presentations and gave oral fairness opinions to the Amoco Board and the BP Board, respectively, at these meetings. (The substance of these opinions and the analyses underlying them is described more fully below under "--Opinions of Financial Advisors.")

    In connection with their negotiations, BP and Amoco agreed to enter into the Stock Option Agreement. This agreement and the termination fees contemplated by the Merger Agreement evidenced the parties' commitment to the business combination between them and the parties believed that they were customary features of transactions of this nature involving United States companies. The Stock Option Agreement and the termination provisions of the Merger Agreement taken together could potentially act as an impediment to an alternative business combination proposal for Amoco, as it could have the effect of precluding such a combination with Amoco from being accounted for as a pooling-of-interests under U.S. GAAP. Amoco requested a parallel stock option from BP, but was advised that BP was precluded from granting such an option under U.K. regulations.

    On August 11, 1998, the Merger Agreement and the Stock Option Agreement were executed by the parties and the transaction was publicly announced.

REASONS FOR THE MERGER

    Amoco and BP believe that the Merger will create a more competitive, global energy and petrochemical company than either Amoco or BP would be on its own and will generate significant opportunities to deliver greater value to shareholders. The Amoco Board and the BP Board each considered a number of factors in determining to approve the Merger and recommend it to their shareholders. The material factors considered are those set forth below:

    SCALE, FINANCIAL STRENGTH AND DISTINCTIVE ASSETS. The Merger will create one of the world's oil "super-majors," with combined pro forma 1997 earnings in excess of $6 billion and a combined market capitalization of approximately $110 billion (based on the respective share prices just prior to the announcement of the proposed Merger). On a pro forma basis, the new enterprise would have a net debt (debt less cash and liquid resources) to net debt plus equity ratio of 24%. The Amoco and BP Board believe that the Merger will combine in one enterprise activities that are distinctive in terms of competitive access to investment opportunities (E.G., BP and Amoco production sharing agreements in the Caspian region), market presence (E.G., the BP downstream retail position in Europe and Amoco's leading position in PTA manufacture) and technological skills (E.G., deep water drilling and proprietary chemicals processing technologies). The Amoco Board and the BP Board believe that this combination, taken together with the merged enterprise's financial strength, will open up the kind of opportunities which, because of location or complexity, are only available to the most competitive international energy and petrochemical organizations. The Boards of the two companies believe there will be increased opportunities for the merged enterprise in remote regions of the world which have recently become accessible to the international exploration and production industry and for satisfying increased energy and petrochemical demand in a number of the emerging markets. The Amoco Board and the BP Board also believe that combining the two companies' technical skills and commercial experience will enable BP Amoco to achieve ongoing performance improvement relative to its main competitors.

    STRATEGIC AND GEOGRAPHIC FIT. In reaching their decision, the Amoco Board and the BP Board considered the complementary nature of the businesses of Amoco and BP in terms of their commercial strengths and geographic profiles. The combined asset base of BP and Amoco, more than 70% of which is currently located in the Organization for Economic Co-operation and Development countries, would give the merged enterprise a secure base from which to move forward into new areas. In exploration and production, the Merger would make BP Amoco the largest producer of oil and gas in the U.S. and the U.K., and a leader in oil and gas investments in Latin America, the Caspian region, Africa and other frontier areas. The reserves base of the merged enterprise would be the second largest of the major international oil companies, comprising 58% oil reserves and 42% gas reserves. In refining and marketing, the Merger would combine Amoco's market presence and brand name in the U.S. with BP's top-tier market position in Europe and elsewhere. The merged enterprise would also be one of the largest petrochemicals companies in the world, bringing together Amoco's and BP's leading positions in different product categories and technologies.

    SYNERGIES. The Amoco Board and the BP Board believe that the merged enterprise would be able to achieve an annual rate of $2 billion in (pre-tax) cost savings by the end of 2000, significantly enhancing the earnings potential of the merged enterprise over the earnings potential of Amoco and BP as separate companies. The estimated cost savings, which are in addition to cost savings previously targeted by the two companies separately, are expected to come from staff reductions in areas of overlap, more focused exploration efforts, standardization and simplification of business processes (E.G., information technology), improved procurement and the elimination of duplicative facilities (E.G., distribution depots). The Amoco Board and the BP Board expect that the cost savings will begin to be realized in the first two years but that these are likely to be offset by special restructuring charges (currently estimated at $2 billion) which will be incurred over the first two years to cover the cost of achieving these savings.

    COMPLEMENTARY MANAGEMENT STRATEGIES. The Amoco Board and the BP Board considered that the managements of the two companies already share certain fundamental management philosophies. The new

BP Amoco enterprise intends to continue to pursue sustainable growth within a disciplined financial framework, with a target ceiling on net debt to net debt plus equity of around 30%. In addition, it is expected that the merged enterprise will adopt a dividend policy in line with the existing policies of BP and Amoco, and therefore that BP Amoco will pay as dividends approximately 50% of estimated average earnings over the course of the business cycle.

    OTHER FACTORS CONSIDERED. Other positive factors considered by the Amoco Board and the BP Board include: (i) the terms and conditions of the Merger Agreement, including the fixed Exchange Ratio and the lack of any conditions to the Merger considered likely to impede or delay successful completion; (ii) the intended use of the merger method of accounting under U.K. GAAP and qualification for the pooling-of-interests method of accounting under U.S. GAAP;
(iii) the expectation that the Merger will generally be a tax-free exchange to Amoco Shareholders under U.S. tax laws and that no gain or loss will be recognized by BP for U.K. or U.S. federal income tax purposes; and (iv) the potential for further consolidation in the oil and gas industry and the advantage to each company of proceeding with a transaction now which offers an opportunity to generate significant value for shareholders.

    Each company's board of directors also considered certain countervailing factors in their respective deliberations concerning the Merger including (i) the facts that the Exchange Ratio will not be adjusted even if the two companies' share prices diverge in the period prior to completion of the Merger and that the Merger Agreement does not provide for updated fairness opinions from the financial advisors of either company, and (ii) the possibility of encountering difficulties in integrating the operations of BP and Amoco and in achieving cost savings to the extent currently estimated or in the time currently contemplated. In addition, the Amoco Board and the BP Board considered the current conditions in the petroleum and financial markets but did not determine these to be material countervailing factors in relation to the Merger.

RECOMMENDATION OF THE AMOCO BOARD; ADDITIONAL CONSIDERATIONS OF THE AMOCO BOARD

    At its meeting on August 10, 1998, the Amoco Board, by unanimous vote of the directors present (which did not include Martha R. Seger, who was unavailable on August 10, but who subsequently indicated her approval of the Merger), determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to and in the best interests of Amoco and Amoco Shareholders. Accordingly, the Amoco Board has adopted the Merger Agreement, and the Amoco Board recommends that Amoco Shareholders vote "FOR" approval of the Merger Agreement.

    In the course of reaching its decision to adopt the Merger Agreement, the Amoco Board consulted with Amoco's management, as well as its outside legal counsel and its financial advisor, and considered the following factors, in addition to those set forth above under "--Reasons for the Merger":

    - The Amoco Board considered the results of operations and prospects of Amoco and the nature of its industry; in particular, the Amoco Board considered Amoco's existing and future competition and the relative sizes of other participants in the industry in which it operates. The Amoco Board noted that Amoco and the other so-called "major" oil companies had different competitive characteristics from the larger "super-majors"--Exxon Corporation ("Exxon") and the Royal Dutch/Shell group ("Shell")--and that, in particular, the super-majors appeared to have an advantage in bidding for large positions in large scale development and exploration opportunities with their attendant risks.

    - The Amoco Board considered, as an alternative to the Merger, continuing to execute its strategic plan as an independent entity, and the risks and potential rewards associated therewith. Such risks include, among others, the risks associated with remaining independent amidst industry-wide consolidation. The potential rewards include, among others, the ability of existing Amoco shareholders to wholly partake in the potential future growth and profitability of Amoco.

    - The Amoco Board considered the value of the Exchange Ratio provided for in the Merger Agreement relative to the then-current market price and historical trading prices of Amoco Shares over the past year and that Amoco Shareholders would hold approximately 40% of the total issued share capital of BP Amoco.

    - The Amoco Board considered the role that Amoco's current management is expected to play in the management of BP Amoco, in particular Amoco management's participation in the transition and the intention of BP and Amoco to take advantage of the best management resources of both companies in BP Amoco.

    - The Amoco Board considered the effect on Amoco Shareholders of holding shares in an English company and having their holdings represented by BP Amoco ADSs and the possibility that BP Amoco ADSs may not be included in the S&P 500 stock index. The Amoco Board expected that the BP Amoco ADSs would have substantial liquidity in the U.S. markets but that the possibility that they would not be included in the S&P 500 stock index was a negative factor since a substantial number of Amoco Shares are held by index funds.

    - The Amoco Board considered that typical price-earnings ratios for the super-majors, Exxon and Shell, have been significantly higher than those for the integrated oil companies in Amoco's and BP's peer group, and that if BP Amoco, which will have certain size and operating characteristics similar to Exxon and Shell, were valued at a price-earnings ratio comparable to Exxon's or Shell's there would be significant enhancement of value to the shareholders of BP Amoco. The Amoco Board also considered that there could be no assurance that such a valuation would be realized.

    - The Amoco Board considered the analyses and presentation prepared by Morgan Stanley and its oral opinion (subsequently confirmed in writing) to the effect that, as of August 10, 1998, and subject to the assumptions made, matters considered and limitations on the review undertaken, the Exchange Ratio was fair from a financial point of view to Amoco Shareholders.

    - The Amoco Board considered the potential effect of the terms of the Merger Agreement with respect to possible third-party proposals to acquire Amoco subsequent to the execution of the Merger Agreement. In particular, if any such proposal were made that the Amoco Board determined to be a Superior Proposal (as defined herein), the Amoco Board could determine to provide information to and engage in negotiations with any such third party, subject to the terms and conditions of the Merger Agreement. In this respect, the Amoco Board considered that the termination payment provisions of the Merger Agreement could have the effect of discouraging alternative proposals for a business combination with Amoco. The Amoco Board also considered that the Stock Option Agreement could have the effect of precluding any alternative business combination with Amoco from being accounted for as a pooling-of-interests under U.S. GAAP, which could be an additional impediment to certain alternative business combination proposals. On balance, the Amoco Board determined that agreement to these provisions, which it considered customary for transactions of this nature involving United States companies and which BP insisted be included, was a necessary aspect of assuring BP's commitment to enter into the Merger Agreement, which provided for a business combination transaction that the Amoco Board determined was fair to and in the best interests of Amoco and the Amoco Shareholders.

    In view of the wide variety of factors considered by the Amoco Board in connection with its evaluation of the Merger and the complexity of such matters, the Amoco Board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Amoco Board conducted a discussion of the factors described above, including asking questions of Amoco's management and Amoco's legal and financial advisors, and reached a general consensus that the Merger was fair to and in the best interests of Amoco and Amoco Shareholders. In considering the factors described above, individual members of the Amoco Board may have given different weight to different factors. The Amoco Board relied on the experience and expertise of its financial advisor for quantitative analysis of the financial terms of the Merger. See "--Opinions of Financial Advisors-- Opinion of Amoco's Financial Advisor."

    THE AMOCO BOARD, AT A MEETING DULY CALLED AND HELD, HAS, BY UNANIMOUS VOTE OF DIRECTORS PRESENT, ADOPTED THE MERGER AGREEMENT, AND HAS DETERMINED THAT THE MERGER AGREEMENT AND THE TRANSACTIONS

CONTEMPLATED THEREBY, INCLUDING THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF AMOCO AND AMOCO SHAREHOLDERS. ACCORDINGLY, THE AMOCO BOARD RECOMMENDS THAT AMOCO SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

ADDITIONAL CONSIDERATIONS OF THE BP BOARD

    In the course of making its decision to approve the Merger Agreement, the BP Board consulted with BP's management, as well as outside legal counsel and its financial advisor, and considered certain factors in addition to those set forth above under "--Reasons for the Merger." Such additional factors included the following:

    - The BP Board considered the analysis and presentation prepared by J.P. Morgan and its oral opinion (subsequently confirmed in writing) to the effect that, as of August 10, 1998, and based upon and subject to the various considerations set forth in its opinion, the Exchange Ratio was fair from a financial point of view to BP.

    - The BP Board considered that, based on achieving the assumed pre-tax cost savings in 1999 and 2000, on an equivalent share basis, the Merger would be broadly neutral to BP earnings per share in 1999 and accretive in 2000 (excluding in each case the effect of special severance and restructuring costs).

    - The BP Board considered the fact that shareholders of BP would hold approximately 60% of the enlarged total issued share capital of BP Amoco.

    - The BP Board considered the role that BP's current management is expected to play in the management of BP Amoco.

    - The BP Board considered the fact that the parent company of the merged enterprise would be an English company, that the global headquarters of BP Amoco would be located in London and that BP Amoco Ordinary Shares would be traded on the LSE.

    In determining the fairness of the arrangements for BP Shareholders in respect of their proposed interest in BP Amoco, the BP Board took into account comparisons of historical financial and operational measures for BP and Amoco, including relevant income and cash flow measures, dividends and hydrocarbon reserves. This comparative information, together with comparisons of relative market capitalizations and market earnings projections, led the BP Board to conclude that the BP shareholders' interest of approximately 60% in the combined group was fair.

    In view of the wide variety of factors considered by the BP Board in connection with its evaluation of the Merger, the BP Board did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors described above, and individual members of the BP Board may have given different weight to different factors.

OPINIONS OF FINANCIAL ADVISORS

OPINION OF AMOCO'S FINANCIAL ADVISOR

    In July 1998, Amoco formally retained Morgan Stanley to act as its financial advisor in connection with the potential combination with BP. At the August 10, 1998 meeting of the Amoco Board, Morgan Stanley rendered to the Amoco Board an oral opinion that, as of such date and based upon and subject to the various considerations set forth in its opinion, the Exchange Ratio was fair from a financial point of view to Amoco Shareholders. Morgan Stanley subsequently confirmed its oral opinion by delivering to the Amoco Board its written opinion dated August 11, 1998.

    THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN STANLEY DATED AUGUST 11, 1998, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY MORGAN STANLEY IN RENDERING ITS OPINION, IS ATTACHED TO THIS PROXY STATEMENT/ PROSPECTUS AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE. AMOCO SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO TO AMOCO SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW AS OF THE DATE OF THE OPINION. MORGAN STANLEY'S OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A

RECOMMENDATION TO ANY AMOCO SHAREHOLDER AS TO HOW TO VOTE WITH RESPECT TO THE MERGER. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In connection with rendering its opinion, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of Amoco and BP, respectively; (ii) reviewed certain internal financial statements and other financial and operating data concerning Amoco, and had confirmatory discussions with the management of Amoco regarding their discussions with the management of BP regarding financial and operating data concerning BP; (iii) conducted confirmatory discussions with the management of BP regarding its financial and operating performance; (iv) reviewed information relating to certain strategic, financial and operational benefits anticipated from the Merger, prepared by the managements of Amoco and BP; (v) discussed the past and current operations and financial condition and the prospects of Amoco with the management of Amoco; (vi) reviewed the reported prices and trading activity for the Amoco Shares and the BP Ordinary Shares; (vii) compared the financial performance of Amoco and BP and the prices and trading activity of the Amoco Shares and the BP Ordinary Shares with that of certain other publicly traded companies comparable with Amoco and BP; (viii) reviewed the financial terms, to the extent publicly available, of certain comparable transactions;
(ix) participated in discussions and negotiations among representatives of Amoco and BP and their financial and legal advisors; (x) reviewed the Merger Agreement; (xi) reviewed the Stock Option Agreement; and (xii) performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

    In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the internal financial statements and other financial and operating data, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Amoco and BP. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Amoco or BP, nor was Morgan Stanley furnished with any such appraisals. Morgan Stanley further assumed that the Merger will be consummated on the terms set forth in the Merger Agreement and that the Merger will be accounted for as a pooling-of-interests under generally accepted accounting principles. Morgan Stanley's opinion is necessarily based on economic, market and other conditions in effect on, and the information made available to Morgan Stanley as of, the date of the opinion.

    The following is a brief summary of the analyses performed by Morgan Stanley and reviewed with the Amoco Board in connection with rendering its oral opinion on August 10, 1998.

    COMPARATIVE STOCK PRICE PERFORMANCE. Morgan Stanley reviewed the recent stock price performance of Amoco and BP and compared such performance with that of a group of mid-capitalization oil and gas companies consisting of Mobil Corporation, Chevron Corporation and Texaco Inc. (the "Mid-Majors") and an index of industrial companies represented by the S&P 500 index (the "S&P 500"). Morgan Stanley observed that over the period from January 1, 1995 to August 5, 1998, the market price of Amoco Shares appreciated approximately 38% compared with an appreciation of approximately 94% for BP Ordinary Shares, appreciation of approximately 69% for an index of the Mid-Majors and an appreciation of approximately 135% for the S&P 500.

    HISTORICAL TRADING RANGE. Morgan Stanley reviewed the closing prices and trading volumes of Amoco Shares from August 5, 1997 to August 5, 1998. During this period, based on closing prices on the NYSE, Amoco Shares achieved a high of $49.19 and a low of $39.56 per share. Amoco Shares closed at $40.69 per share on August 5, 1998.

    COMPARABLE COMPANY ANALYSIS. Morgan Stanley performed an analysis examining Amoco's performance relative to BP and the Mid-Majors. Morgan Stanley compared certain publicly available financial and operating data, projections of future financial performance and market statistics (based upon closing stock prices on August 5, 1998) of BP and the Mid-Majors. Morgan Stanley calculated the trading multiples of

BP and the Mid-Majors based on earnings estimates by Institutional Brokers Estimate System ("IBES") and the closing stock price of each company as of August 5, 1998 and applied such multiples to the estimated 1998 and 1999 earnings per share ("EPS") of Amoco based on IBES estimates in order to derive an implied value per share of Amoco Shares.

    Such analysis indicated (1) BP traded at 19.6 times 1998 estimated EPS based on estimates adjusted for U.S. GAAP, compared to a multiple range of 17.8x to 23.3x for the Mid-Majors and (2) BP traded at 16.0 times 1999 estimated EPS, compared to a multiple range of 15.3x to 18.5x for the Mid-Majors. This analysis indicated that the implied equity value of Amoco ranged from $33.81 to $44.44 per fully diluted Amoco Share.

    ANALYSIS OF SELECTED COMPARABLE TRANSACTIONS. Morgan Stanley reviewed eleven selected comparable merger transactions and compared the implied premium to the relative market capitalization of the smaller entity. This analysis evidenced premiums in a range from 5.0% to 15.0% based on closing share prices on the day before the announcement of the transaction. The implied premium received by Amoco Shareholders upon receiving 40.0% ownership of the combined entity is 13.3%, also based on closing share prices on the day before announcement of the transaction. The premium received by Amoco Shareholders when measured over different time periods similarly matched the premiums indicated by comparable transactions when measured over the same time period.

    The premium is defined as the increase in percentage ownership in the new entity over the implied market-based ownership on a specific date (I.E., if the market-based ownership pretransaction is 36.0% and 40.0% is the agreed ownership, the premium is 11.1%).

    No company or transaction used in the comparable company and comparable transaction analyses is identical to Amoco or the Merger. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of Amoco and other factors that could affect the public trading value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data or comparable company data.

    HISTORICAL CONTRIBUTION ANALYSIS. Morgan Stanley reviewed certain historical operating and financial information for Amoco and BP which represent each company's pro forma contribution to the pro forma combined entity. Morgan Stanley primarily analyzed historical adjusted net income (defined as net income before unusual or exceptional gains or losses as reported in each company's annual report) and historical after-tax operating cash flow (defined as adjusted net income plus depreciation and amortization but before any changes in working capital). Financial information for BP was converted into U.S. dollars based on the historical average exchange rates for the relevant period and reflects adjustments for U.S. GAAP as reported in the 1997 BP 20-F. Adjusted net income and after-tax operating cash flow were analyzed as they represent a proxy for each company's equity based financial contribution to the combined entity compared to each company's equity ownership in the combined entity. This analysis indicated that for the period from 1995 to 1997, Amoco would have contributed a range from 37.2% to 41.5% of adjusted net income to the pro forma combined entity. For the same period, Amoco would have contributed a range from 38.8% to 42.2% of the after tax operating cash flow.

    AMOCO PRO FORMA MERGER ANALYSIS. Morgan Stanley analyzed the pro forma Amoco EPS for fiscal years 1999 and 2000 based on IBES estimates as of August 10, 1998. The analysis showed, assuming $2 billion in synergies phased in over three years, on an equivalent share basis, that the Merger would be significantly accretive to Amoco Shareholders in each of 1999 and 2000, excluding the effect of special restructuring charges and assuming the use of the merger method of accounting under U.K. GAAP.

    Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Amoco. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it.

Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuation resulting from any particular analysis described should not be taken to be Morgan Stanley's view of the actual value of Amoco or BP. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Amoco and BP. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley's analyses of the fairness of the Exchange Ratio from a financial point of view to Amoco Shareholders and were conducted in connection with the delivery of Morgan Stanley's opinion to the Amoco Board. The analyses do not purport to be appraisals or to reflect the prices at which the Amoco Shares or the BP Amoco Ordinary Shares might actually trade. The terms of the Merger were determined through arm's-length negotiations between Amoco and BP and were approved by the Amoco Board.

    In addition, as described above, Morgan Stanley's opinion and presentation to the Amoco Board was one of the many factors taken into consideration by the Amoco Board in making its determination to adopt the Merger Agreement. Consequently, the Morgan Stanley analyses summarized above should not be viewed as determinative of the opinion of the Amoco Board with respect to the value of Amoco or of whether the Amoco Board would have been willing to agree to a different consideration. Amoco does not intend to obtain an updated opinion with regard to the fairness of the Merger Agreement and the transactions contemplated thereby from Morgan Stanley.

    The Amoco Board retained Morgan Stanley based upon Morgan Stanley's qualifications, experience and expertise. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, Morgan Stanley is a full-service securities firm engaged in securities trading, brokerage and financing activities. Morgan Stanley makes a market in Amoco Shares. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers, in debt or equity securities or senior loans of Amoco or BP. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for Amoco and BP and have received customary fees for the rendering of these services.

    Pursuant to the Morgan Stanley engagement letter, Amoco agreed to pay a customary transaction fee to Morgan Stanley. Amoco has also agreed to reimburse Morgan Stanley for reasonable expenses as incurred. In addition, Amoco has also agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of Morgan Stanley's engagement.

OPINION OF BP'S FINANCIAL ADVISOR

    In May 1998, BP requested that J.P. Morgan act as its financial advisor in connection with the potential combination with Amoco. At the August 10, 1998 meeting of the BP Board, J.P. Morgan rendered to the BP Board an oral opinion that, as of such date and based upon and subject to the various considerations set forth in its opinion, the Exchange Ratio was fair from a financial point of view to BP. J.P. Morgan subsequently confirmed its oral opinion by delivering to the BP Board its written opinion dated as of August 11, 1998.

    THE FULL TEXT OF THE WRITTEN OPINION OF J.P. MORGAN DATED AUGUST 11, 1998, WHICH SETS FORTH AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY J.P. MORGAN IN RENDERING ITS OPINION, IS ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE WITH THE CONSENT OF J.P. MORGAN. THIS OPINION SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY. J.P. MORGAN'S OPINION ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO BP AS OF THE DATE OF THE OPINION, DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PERSON AS TO HOW TO VOTE WITH RESPECT TO THE MERGER. THE SUMMARY OF THE OPINION OF J.P. MORGAN SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In rendering its opinion, J.P. Morgan reviewed (i) an August 10, 1998 draft of the Merger Agreement and an August 9, 1998 draft of the Stock Option Agreement; (ii) certain publicly available information concerning the businesses of BP and Amoco and certain other companies that J.P. Morgan deemed comparable, and the reported market prices for the securities of certain other companies that J.P. Morgan deemed comparable; (iii) publicly available terms of certain transactions involving companies comparable to BP and Amoco and the consideration paid in such transactions; (iv) current and historical market prices of the BP Ordinary Shares and the Amoco Shares; (v) the audited financial statements of BP and Amoco for the year ended December 31, 1997 and the unaudited financial statements of BP and Amoco for the periods ended March 31, 1998 and June 30, 1998; (vi) certain presentations to the investor community regarding the business outlook for each of BP and Amoco; and (vii) certain internal financial analyses and forecasts prepared by BP and its management, including a review of expected synergies.

    In addition, J.P. Morgan held discussions with certain members of the management of BP with respect to the past and current business operations of BP and Amoco, the financial condition and future prospects and operations of BP and Amoco, the effects of the Merger on the financial condition and future prospects of BP, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry. J.P. Morgan participated in a discussion of certain financial due diligence matters held between the senior management of BP and Amoco on August 7, 1998. J.P. Morgan reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

    In performing such analysis, J.P. Morgan used such valuation methodologies as it deemed necessary or appropriate for the purposes of its opinion. J.P. Morgan's view was based on (i) its consideration of the information BP and Amoco and their respective representatives and advisors had supplied to them as of the date of the opinion, (ii) its understanding of the terms upon which BP and Amoco intended to consummate the Merger, including, without limitation, those with respect to governance and control of the new entity after consummation of the Merger, (iii) the currently contemplated capital structure and the anticipated credit standing of the new entity and its subsidiaries upon consummation of the Merger, and (iv) the assumption that the Merger would be consummated within the time periods contemplated by the Merger Agreement.

    In giving its opinion, J.P. Morgan relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to it by BP and Amoco and their respective representatives and advisors or otherwise reviewed by them. J.P. Morgan has not verified the accuracy or completeness of any such information and it has not conducted any evaluation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to J.P. Morgan. In relying on financial analyses and forecasts provided to it, J.P. Morgan has assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of BP as to the expected future results of operations and financial condition of BP to which such analyses or forecasts relate. J.P. Morgan also assumed that the Merger will have the tax and accounting consequences described in discussions with representatives and advisers of BP. In particular, J.P. Morgan has also assumed that the Merger will be accounted for as a pooling-of-interests under U.S. GAAP and using the merger method of accounting under U.K. GAAP. J.P. Morgan relied as to all legal matters relevant to rendering its opinion upon the advice of counsel.

    J.P. Morgan's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of the opinion. In addition, J.P. Morgan has indicated that subsequent developments may affect its opinion, and J.P. Morgan does not have any obligation to update, or revise or affirm such opinion.

    The following is a brief summary of the analyses performed by J.P. Morgan and reviewed with the BP Board in connection with rendering its opinion on August 11, 1998.

    No company or transaction used in the analysis referred to below is identical to BP, Amoco or the Merger. Accordingly, any conclusions with respect to such analysis necessarily involve complex considerations and judgments concerning financial and operating characteristics of BP and Amoco and other factors that could affect the public trading value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data or comparable company data.

    COMPARABLE P/E ANALYSIS. J.P. Morgan performed an analysis comparing BP's and Amoco's price to earnings multiples ("P/E multiple") to those of Exxon and The Shell Transport & Trading Company plc ("Shell T&T") for the past five years. The source for these P/E multiples was the one year prospective P/E multiple estimates by IBES. Such analysis indicated that BP and Amoco had been trading in the recent past at a 20% to 25% discount to both Exxon and Shell T&T. J.P. Morgan's analysis indicated that if BP and Amoco were to be valued at P/E multiples comparable to those of Exxon and Shell T&T there would be significant enhancement of value to shareholders of BP and Amoco. J.P. Morgan pointed out that there could be no assurance that this value would be realized.

    SHARING OF FUTURE BENEFITS OF THE MERGER. J.P. Morgan pointed out that because BP shareholders' continuing ownership percentage in BP Amoco would be approximately 60%, such shareholders' share of the value created through the Merger (I.E., synergies plus potential for P/E multiple re-rating) would be 1.5 times that of Amoco Shareholders.

    HISTORICAL CONTRIBUTION ANALYSIS. J.P. Morgan reviewed and analyzed the relative historical contribution of both BP and Amoco to a combined pro-forma entity. The following financial performance measures were reviewed: market capitalizations on a daily basis over the previous three years, post-tax earnings pre-extraordinary items, earnings before interest and tax pre-extraordinary items, earnings before interest, tax, depreciation and amortization pre-extraordinary items, dividends distributed, earnings before depreciation and exploration expense pre-extraordinary items, net asset values, and capital employed at year end since 1991. In addition to these financial performance measures, relative oil and gas reserves, production and SEC-10 values (a standardized measure of discounted future net cash flows relating to proved oil and gas reserves) as of December 31, 1997 were also analyzed. J.P. Morgan observed that the relative contribution to a combined BP Amoco entity in the most recent full year of BP would have been between 53% and 68% depending on the measure used, and this and the other matters described here under "--Opinion of BP's Financial Advisor" contributed to J.P. Morgan's conclusion that 60% was a fair measure of BP's contribution to the combined BP Amoco entity. Sources for the historical financial information used in connection with the ratios were BP's and Amoco's annual reports for the years 1991-1997, inclusive. J.P. Morgan also reviewed relative contributions of both BP and Amoco for the first six months of 1998.

    FORECAST CONTRIBUTION ANALYSIS. J.P. Morgan reviewed and analyzed the then most current IBES earnings forecast and J.P. Morgan's equity analyst's latest earnings and cash flow forecasts for 1998, 1999 and 2000. J.P. Morgan observed that BP was forecast to contribute between 60% and 68% of the future earnings and cash flow of a combined BP Amoco entity. This, in addition to the share of BP shareholders in the benefit of the future synergies, estimated at $2.0 billion per annum, being 1.5 times that of the Amoco Shareholders, reinforced J.P. Morgan's belief that 60% was a fair measure of BP's contribution to the combined BP Amoco entity.

    BP PRO FORMA MERGER ANALYSIS. J.P. Morgan analyzed the then-current pro forma BP earnings per share forecasts for 1999 and 2000 based on IBES estimates. The analysis showed, assuming $2.0 billion in synergies phased in over three years, on an equivalent share basis, that the Merger would be accretive in 2000 to holders of BP Ordinary Shares excluding special restructuring charges.

    On the basis of the foregoing, it was J.P. Morgan's opinion that as of the date of the opinion that the Exchange Ratio was fair from a financial point of view to BP.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, J.P. Morgan considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, J.P. Morgan believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, J.P. Morgan may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuation resulting from any particular analysis described should not be taken as J.P. Morgan's view of the actual value of BP or Amoco. In performing its analyses, J.P. Morgan made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of BP and Amoco. Any estimates contained in J.P. Morgan's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of J.P. Morgan's analyses of the fairness of the Exchange Ratio from a financial point of view to BP and were conducted in connection with the delivery of J.P. Morgan's opinion to the BP Board. Neither those analyses nor J.P. Morgan's opinion purport to be appraisals. In addition, J.P. Morgan has expressed no opinion as to the price at which any securities of either BP, Amoco or BP Amoco will trade at any time.

    In addition, as described above, J.P. Morgan's opinion and presentation to the BP Board was one of the many factors taken into consideration by the BP Board in making its determination to approve the Merger Agreement. Consequently, the J.P. Morgan analyses summarized above should not be viewed as determinative of the opinion of the BP Board with respect to the value of BP or of whether the BP Board would have been willing to agree to a different consideration. BP does not intend to obtain an updated opinion with respect to the fairness of the Exchange Ratio from J.P. Morgan.

    The BP Board retained J.P. Morgan based upon J.P. Morgan's qualifications, experience and expertise. J.P. Morgan is an internationally recognized investment banking and advisory firm. J.P. Morgan, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of business and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, J.P. Morgan is a full-service securities firm engaged in securities trading, brokerage and financing activities, J.P. Morgan makes a market in BP Ordinary Shares. In the ordinary course of J.P. Morgan's trading and brokerage activities, J.P. Morgan or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers, in debt or equity securities or senior loans of BP or Amoco or their affiliates. In the past, J.P. Morgan and its affiliates have provided financial advisory and financing services for BP and Amoco and their respective affiliates and have received customary fees for the rendering of these services.

    Pursuant to an engagement letter with J.P. Morgan, BP agreed to pay customary transaction fees to J.P. Morgan. BP has also agreed to reimburse J.P. Morgan for reasonable expenses as incurred. In addition, BP has also agreed to indemnify J.P. Morgan and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling J.P. Morgan or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of J.P. Morgan's engagement.

PLANS FOR AMOCO AFTER THE MERGER

    After the Merger, Amoco will be a direct or indirect wholly owned subsidiary of BP and will be renamed "BP Amoco Corporation." Except as indicated in this Proxy Statement/Prospectus, BP does not have any present plans or proposals which relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving BP Amoco Corporation, a sale or transfer of a material amount of its or any of its subsidiaries' assets or any material change in its capitalization, or any other material changes in BP Amoco Corporation's business.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the Amoco Board's recommendation to vote in favor of the proposal to approve the Merger Agreement, Amoco Shareholders should be aware that a number of directors and officers of Amoco have certain interests in the Merger that are different from, or in addition to, the interests of Amoco Shareholders generally. The Amoco Board recognized such interests and determined that such interests neither supported nor detracted from the fairness of the Merger to Amoco or Amoco Shareholders.

    EMPLOYMENT AGREEMENTS

    Amoco has entered into service contracts, to become effective as of the Effective Time ("Service Contracts"), with Messrs. H. L. Fuller and W. G. Lowrie. Pursuant to his Service Contract, Mr. H. L. Fuller will be engaged for a period ending March 31, 2000 at an initial annual base salary of $1,100,000. Pursuant to his Service Contact, Mr. W. G. Lowrie will be engaged for a period of three years from the Effective Time at an initial annual base salary of $720,000. The Service Contracts will remain obligations of Amoco (to be named BP Amoco Corporation) after the Merger. Messrs. Fuller and Lowrie will be seconded to BP Amoco while they serve BP Amoco. In addition to a base salary, Messrs. Fuller and Lowrie are each eligible to receive an annual bonus in each fiscal year. They will each have a target bonus opportunity, expressed as a percentage of annual salary (subject to a maximum bonus opportunity of 150%), provided that certain pre-established performance targets are achieved. During their employment under the Service Contracts, from the Effective Time, the target bonus opportunity for each of them will be no less favorable than that available in the fiscal year immediately preceding the fiscal year in which the Effective Time occurs. From the Effective Time it is proposed that Messrs. Fuller and Lowrie will participate in the new discretionary share option plan (the "BP Amoco Share Option Plan"), which is described below. This will replace their existing participation in Amoco share option arrangements. In addition, they will also be eligible to participate in the BP Amoco Long Term Performance Plan which is described below. Messrs. Fuller and Lowrie participate in Amoco's corporate retirement plan. Under this retirement plan, the amount of the annuity which they are eligible to receive on a single-life basis is determined under an annuity benefit formula. The annuity benefit formula (including a percentage of U.S. social security benefits) is calculated at 1 2/3% multiplied by the employee's years of participation, multiplied by the average annual earnings determined from the three highest consecutive calendar years' salaries and from the three highest consecutive calendar years' bonus awards during the ten years preceding retirement. The maximum annuity is 60% of such average annual earnings, and years of participation in the plan in excess of 36 do not result in additional benefits. Average annual earnings for retirement plan purposes include salary and bonus where applicable.

    Messrs. Fuller and Lowrie are also eligible to participate in other Amoco corporate benefit plans generally provided to Amoco employees, including an employee savings plan, containing a company matching contribution of up to 7% of annual earnings, and certain health and welfare plans, including medical and dental coverage, non-contributory group life insurance of one times annual earnings, additional employee paid group life insurance and short and long-term sickness and disability coverage. In certain circumstances, Amoco will also gross up payments made to the executives under their Service Contracts for related tax liabilities and will indemnify the executives in respect of taxes and expenses incurred by them as a result of Amoco's decision to contest a tax claim made by the U.S. Internal Revenue Service (the "IRS").

    Messrs. Fuller and Lowrie will also receive expatriate benefits in accordance with the most favorable policies of Amoco and its affiliated companies during and after any expatriate assignment. In addition, the executives will be entitled to fringe benefits such as tax planning services, payment of club dues and use of a car (including driver service) in accordance with the most favorable policies of Amoco and its affiliated companies in respect of Amoco's U.S. payroll peer executives.

    Pursuant to Messrs. Fuller's and Lowrie's Service Contracts, Amoco must pay each executive a severance payment calculated in accordance with a formula set out in the Service Contract if Amoco terminates his employment other than for cause, disability or death, or if the executive terminates his employment with Amoco for Good Reason. "Good Reason" is defined as the occurrence of any of the following without the express written consent of the executive: (i) the assignment to the executive of duties inconsistent with his position, authority and duties, in respect of Mr. Fuller as Executive Co-Chairman of the Merger Transition Committee and Deputy Chairman of the Management Committee of BP Amoco and, in respect of Mr. Lowrie as President and Deputy Chief Executive Officer, Refining, Marketing and Chemicals of BP Amoco, or other action by Amoco which results in a diminution in the executive's position; (ii) failure to be nominated for and/or elected to be a member and in respect of Mr. Fuller, Co-Chairman, of the BP Amoco Board; (iii) non-compliance with Amoco's obligations to provide salary and benefits; (iv) requiring the executive to be based at a location more than 50 miles from Chicago, Illinois in respect of Mr. Fuller, and more than 50 miles from London, England, in respect of Mr. Lowrie, or requesting him to undertake substantially more business travel than before the Effective Time; (v) any purported termination of the Service Contract by Amoco in breach of its terms; and (vi) the failure by Amoco to obtain the agreement of any successor to substantially all of the business or assets of Amoco to agree to perform the Service Contract. The cash lump sum payment to be paid by Amoco to the executive on termination by the executive for a Good Reason or by Amoco for a reason other than for cause, disability or death, would be the aggregate of the following: (i) accrued salary and benefits to the date of termination of employment; (ii) an amount equal to three times the sum of the executive's base salary and the product of the executive's highest target bonus opportunity percentage during his employment under his Service Contract and his base salary; (iii) a sum to compensate for pension loss for a three-year period from the date of termination; and (iv) an amount equal to the product of (x) 3,
(y) the executive's annual base salary and (z) 7%, being the contribution which Amoco would have made to a savings plan on behalf of the executive for a three-year period following the date of termination. In addition, Amoco is contractually obliged to continue to provide benefits to the executive for a three-year period under the welfare benefit plans provided by Amoco (or longer if the terms of the welfare benefit plan so provide). Amoco must also provide executive outplacement services and pay or provide any other amounts and benefits due under other plans or arrangements.

    These payments will only be made upon the effectiveness of a release signed by the executive in favor of Amoco in respect of his employment with Amoco. The executive is entitled to these payments whether or not he obtains other employment. If Amoco terminates the executive's Service Contract due to the executive's disability the executive will be entitled to receive disability and other benefits at least as favorable as those provided by Amoco to other disabled executives immediately preceding the Effective Time or, if more favorable, as provided to Amoco's U.S. payroll peer executives. Amoco also, to the extent permitted by law, will pay the executive's legal fees and expenses reasonably incurred in any contest of the enforceability of, or liability under, the Service Contract provided the executive has not brought proceedings in bad faith.

    Amoco has entered or is expecting to enter into executive employment agreements with Messrs. E. J. Sosa, W. D. Ford, S. F. Gates, L. R. Flury, J. E. Fligg, G. S. Spindler, D. F. Work, J. F. Campbell and J. L. Carl ("Employment Agreements"), in each case to be effective as of the Effective Time. Each Employment Agreement will be for a period of three years (other than those of Mr. Carl, Mr. Fligg and Mr. Spindler, which will terminate on March 31, 1999, December 31, 1999 and April 30, 2000, respectively), and will provide each relevant executive with a base salary, incentive compensation and other benefits which, in the aggregate, will be substantially in line with, but in any event not less than, such executive's aggregate current compensation and benefits package, except in the case of Mr. Gates, whose annual base salary will be increased in connection with an increase in his responsibilities. Each of the Employment Agreements provides for severance payments in an amount equal to approximately three years of total compensation (including salary, bonus and benefit amounts) to the relevant executive in the event of termination by BP Amoco Corporation without "cause" (as defined in the Employment Agreement) or by the relevant executive with "good reason" (as defined in the Employment Agreement) during the term of the relevant Employment Agreement. The Employment Agreement with Mr. Carl differs from the other Employment Agreements in that it will terminate on March 31, 1999; it will provide for a retention payment (additional to salary) of $1,250,000 intended to induce Mr. Carl to remain at BP Amoco Corporation for the transition period from the Effective Time until March 31, 1999; and it will provide for severance payments to Mr. Carl, calculated on the same basis as the other Employment Agreements and payable without condition at the end of the term. See "THE MERGER AGREEMENT--Employment Agreements and Certain Other Employee Benefit Matters." Certain of the executives having Employment Agreements will be seconded to BP Amoco for the term of their Employment Agreements.

    The BP Amoco Share Option Plan is intended as a vehicle for granting options on BP Amoco Ordinary Shares to BP Amoco Corporation employees and employees of BP Amoco. Grants under the plan will be discretionary. The BP Amoco Long Term Performance Plan will provide for the award of performance units to all BP Amoco employees who are selected for participation. Performance units give the participant the right to be considered for an award of BP Amoco Ordinary Shares at the end of a specified performance period. Although both the BP Amoco Share Option Plan and the BP Amoco Long Term Performance Plan are discretionary, under the terms of the Merger Agreement, for at least two years following the Effective Time, BP Amoco is required to provide current and former employees and directors of Amoco and its subsidiaries compensation and benefits that are at least as favorable in the aggregate as the compensation and benefits that they were entitled to receive immediately prior to the Effective Time (including, among other things, under incentive plans).

    DIRECTOR AND OFFICER INDEMNIFICATION AND INSURANCE

    In the Merger Agreement, Amoco and BP have agreed that after the Effective Time, all rights to indemnification and all limitations on liability existing under the Amoco Amended Articles and the Amoco By-laws in favor of directors and officers of Amoco, or under an agreement in effect as of the date of the Merger Agreement between any such director or officer and Amoco or its subsidiaries, with respect to actions or omissions by them on or prior to the Effective Time will continue in full force and effect, and BP Amoco will, for a period of six years after the Effective Time, procure directors' and officers' liability insurance with respect to acts or omissions occurring prior to the Effective Time covering each person currently covered by Amoco's directors' and officers' liability insurance.

    BOARD OF DIRECTORS

    As of the date hereof, the BP Board is composed of 16 directors. Pursuant to the Merger Agreement, BP and Amoco have agreed that at the Effective Time, the Board of BP Amoco will have 22 directorships, of which nine will be held by Amoco designees. The Amoco designees are Messrs. Fuller and Lowrie, Ruth S. Block, John H. Bryan, Erroll B. Davis, Jr., Richard J. Ferris, Floris A. Maljers, Dr. Walter E. Massey and Michael H. Wilson. See "THE MERGER AGREEMENT--Directors and Management of BP Amoco Following the Merger."

    The Amoco directors who will not be joining the BP Amoco Board will receive a special payment in recognition of their years of service and contributions to the Amoco Board, as follows: Donald R. Beall-- $304,000; Martha R. Seger--$304,000; Arthur C. Martinez--$154,000; and Theodore M. Solso--$124,000. The decision to make these payments, and the decision as to which Amoco directors (other than Messrs. Fuller and Lowrie) would join the BP Amoco Board, were not made until after the Merger Agreement was executed.

ACCOUNTING TREATMENT

    BP Amoco intends to account for the Merger using the merger method of accounting under U.K. GAAP, and the Merger qualifies for the pooling-of-interests method of accounting under U.S. GAAP. See

"UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION-- Introductory Note."

INCLUSION OF BP AMOCO IN THE S&P 500 INDEX AND FTSE 100 INDEX

    Amoco Shares are currently included in the S&P 500. Mutual funds and other pooled investment vehicles that track stock indices such as the S&P 500, or that use the performance of such indices as a benchmark, typically hold shares in the companies represented in those indices. The S&P 500 tracks the performance of 500 stocks considered representative of the U.S. economy generally. The S&P 500 includes shares of only a few companies incorporated outside the U.S. and the index sponsor has refused to admit shares of non-U.S. companies to the index in the recent past. Representatives of BP and Amoco intend to make a presentation to the index committee of the S&P 500 explaining the reasons why they believe BP Amoco ADSs should be included in the S&P 500. If the BP Amoco ADSs are not included in the S&P 500, certain mutual funds and other investment vehicles currently holding in the aggregate a substantial number of Amoco Shares would be required to sell such shares (or the BP Amoco ADSs they receive in the Merger). Conversely, institutional investors that track the FTSE 100 Index, a capitalization-weighted index, in the U.K. may be required to increase their holdings of BP Amoco Ordinary Shares because such shares would after the Merger constitute a larger share of the FTSE 100 Index. These purchases and sales could have an effect on the market prices of the BP Amoco Ordinary Shares and/or the BP Amoco ADSs.

CERTAIN OTHER EFFECTS OF THE MERGER

    It is a condition to the Merger that the BP Amoco ADSs issuable in connection with the Merger be authorized for listing on the NYSE subject to official notice of issuance, and that the LSE shall have admitted to the Official List (subject to allotment) the new BP Amoco Ordinary Shares to be allotted by BP in connection with the Merger and that such admission shall have become effective in accordance with the rules and regulations of the LSE. If the Merger is consummated, listing of the newly allotted BP Amoco Ordinary Shares on the LSE will become effective, and dealings in the BP Amoco Ordinary Shares are expected to commence, after 9:00 a.m., London time, on the day that the Effective Time occurs. If the Merger is consummated, Amoco Shares will cease to be listed on NYSE and the other exchanges on which such securities are listed. For information concerning the income tax consequences of the ownership of BP Amoco ADSs, see "CERTAIN TAX CONSEQUENCES." Amoco will have debt securities outstanding after the Merger. If permitted by applicable law and the terms of such securities, Amoco may cease filing periodic reports with the SEC under the Exchange Act after the Merger. BP currently intends that BP Amoco will either file its Annual Report on Form 20-F and Reports on Form 6-K electronically via EDGAR or post its periodic reports on the Internet.

    The content and timing of reports and notices that BP files, and that BP Amoco will file, with the SEC will differ in certain respects from the reports and notices that are currently filed by Amoco. Reporting obligations under the Exchange Act are different for Amoco, which is a U.S. company, and BP and BP Amoco, which is and will be a foreign private issuer for the purposes of the reporting rules under the Exchange Act. As a U.S. company, Amoco must file with the SEC, among other reports and notices, (i) an Annual Report on Form 10-K within 90 days after the end of each fiscal year, (ii) Quarterly Reports on Form 10-Q within 45 days after the end of each of the first three quarters of each fiscal year and (iii) Reports on Form 8-K upon the occurrence of certain significant corporate events. As a foreign private issuer, BP Amoco, pursuant to the requirements of the Exchange Act, will be required to file with the SEC an Annual Report on Form 20-F within six months after the end of each fiscal year and will be required to file Reports on Form 6-K upon the occurrence of certain significant corporate events. BP Amoco will not be required under the Exchange Act to file Quarterly Reports on Form 10-Q after the end of each financial quarter. Pursuant to the Merger Agreement, however, BP has agreed to use all reasonable efforts (i) within 45 days after the end of each of its first three fiscal quarters in each of its fiscal years to file with the SEC quarterly interim reports containing the principal financial information required by Form 10-Q under cover of a Report on Form 6-K and (ii) within 90 days after the end of each fiscal year, to file with the SEC its Annual Report on Form 20-F. BP Amoco's Annual Reports on Form 20-F will contain audited financial statements prepared in conformity with U.K. GAAP, with a reconciliation of profit and shareholders' interest to U.S. GAAP. BP Amoco's quarterly interim reports will include unaudited interim financial information prepared in conformity with U.K. GAAP, with a reconciliation of profit and shareholders' interest to U.S. GAAP.

    In addition, the content and timing of reports and notices that holders of BP Amoco Ordinary Shares and BP Amoco ADSs will receive will differ in certain respects from the reports and notices that are currently received by Amoco Shareholders. As a U.S. company, Amoco must mail to its shareholders in advance of each annual meeting of shareholders (i) an annual report containing audited financial statements and (ii) a proxy statement that complies with the requirements of the Exchange Act. As a foreign private issuer, BP Amoco will be exempt from rules under the Exchange Act prescribing the furnishing and content of annual reports and proxy statements to its shareholders and rules requiring directors, officers and certain large shareholders to file public reports detailing their beneficial ownership of equity securities and requiring such persons in certain circumstances to forfeit to the relevant company "short swing" profits (as determined under the Exchange Act and the rules thereunder) on purchases and sales of such securities. However, Amoco and BP intend that BP Amoco will furnish to its shareholders after the Merger reports similar to the reports currently furnished by BP to its shareholders, although BP Amoco could change or discontinue such practice at any time in the future. BP currently furnishes to its shareholders an annual review and a half-yearly annual report. Both the annual review and the half-yearly annual report contain summary financial information about BP. In addition, shareholders of BP, including holders of BP ADSs, may request copies of BP's Annual Report and Accounts, which contains audited financial statements prepared in conformity with U.K. GAAP and a discussion of BP's financial results that is comparable to the Management's Discussion and Analysis that is contained in Amoco's Annual Report on Form 10-K. Shareholders may also request a copy of BP's Form 20-F. BP also furnishes to its shareholders notices of meetings of shareholders and related documents in accordance with the rules of the LSE.

    BP Amoco will furnish to the Depositary all notices of shareholders' meetings and other reports and communications that are made generally available to BP Amoco Shareholders. The Depositary has agreed to make such documents available for inspection at the Depositary's Office (as defined herein) and to arrange for the mailing of copies of such documents as are mailed to BP Amoco Shareholders to holders of BP Amoco ADSs as provided in the Deposit Agreement. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES--Reports."

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

    Statements contained in this Proxy Statement/Prospectus or in documents incorporated by reference herein, particularly those regarding possible or assumed future performance, costs, dividends, returns, divestments, reserves and growth of Amoco, BP and BP Amoco, industry growth and other trend projections, and those regarding synergistic benefits of the Merger and estimated company earnings, in particular those set forth under "RECENT DEVELOPMENTS," "THE MERGER--Reasons for the Merger," "--Recommendation of the Amoco Board; Additional Considerations of the Amoco Board," "--Additional Considerations of the BP Board," "--Opinions of Financial Advisors" and "BP AMOCO FOLLOWING THE MERGER--Dividends" are or may be forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in such statements, depending on a variety of factors, including the specific factors identified in the discussions accompanying such forward-looking statements; future levels of industry product supply, demand and pricing; political stability and economic growth in relevant areas of the world; the ability of Amoco and BP to integrate their businesses successfully after the Merger; development and use of new technology and successful partnering; the actions of competitors, natural disasters and other changes to business conditions; and other factors discussed elsewhere herein and in the documents incorporated by reference herein.

                               REGULATORY MATTERS

U.S. ANTITRUST

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder, certain transactions, including the Merger, may not be consummated unless certain waiting period requirements have been satisfied. On September 9, 1998, Amoco and BP each filed a Premerger Notification and Report Form pursuant to the HSR Act with the Antitrust Division and the FTC. On October 9, 1998, the FTC issued a request for additional information and other documentary materials to Amoco and BP relating to the Merger. Under the HSR Act, the Merger may not be consummated until 20 days following the substantial compliance with such request by both parties, unless earlier terminated. At any time before or after the Effective Time, the Antitrust Division, the FTC, or others could take action under the antitrust laws with respect to the Merger, including seeking to enjoin the consummation of the Merger, to rescind the Merger or to conditionally approved of the Merger on the divestiture of substantial assets of Amoco or BP. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

EXON-FLORIO

    The provisions of Exon-Florio promulgated under the Omnibus Trade and Competitiveness Act of 1988 ("Exon-Florio") empower the President of the United States to prohibit or suspend an acquisition of, or investment in, a U.S. company by a foreign person if the President finds, after investigation, credible evidence that the foreign person might take action that threatens to impair the national security of the U.S. and that other provisions of existing law do not provide adequate and appropriate authority to protect the national security. Any determination that an investigation is called for must be made within 30 days of notice of the proposed transaction. In the event such a determination is made, any such investigation must be completed within 45 days of such determination. Thereafter, any decision to take action must be announced within 15 days of completion of the investigation. Authority under Exon-Florio has been delegated to the Committee on Foreign Investment in the United States ("CFIUS"), the organization charged with administering Exon-Florio. Amoco and BP will make a voluntary filing to CFIUS seeking a finding that the Merger does not impair the national security of the United States.

EUROPEAN UNION

    Amoco and BP each conducts business in member states of the EU. EU Council Regulation 4064/89, as amended, requires notification of and approval by the European Commission of certain mergers or acquisitions involving parties with aggregate worldwide sales and individual EU sales exceeding certain thresholds before such mergers or acquisitions are implemented. Amoco and BP notified the European Commission of the Merger on September 24, 1998. On October 9, 1998, the European Commission requested additional information particularly as to one minor product market (polyisobutylene) and concluded that the notification was incomplete. As of October 26, 1998, the last practicable date prior to the printing of this document, BP and Amoco were in the course of supplying the requested information and expected to refile the notification shortly.

    The European Commission must review the Merger to determine whether or not it is compatible with the common market and, accordingly, whether or not to permit it to proceed. A merger or acquisition which does not create or strengthen a dominant position as a result of which effective competition would be significantly impeded in the common market or in a substantial part of the common market is considered to be compatible with the common market, and must be allowed to proceed. If, following a preliminary one month investigation, the European Commission considers that it needs to examine the Merger more closely because it raises serious doubts as to its compatibility with the common market, it must initiate a Phase II investigation. If it initiates a Phase II investigation, the European Commission must make a final decision as to whether or not the the Merger is compatible with the common market no later than four months after the initiation of the Phase II investigation. If no Phase II investigation is initiated, the European Commission will issue a decision that the Merger is compatible with the common market within one month from notification and if no decision is issued within that time period, the Merger will be deemed to have been approved. Within three weeks from notification one or more Member States of the EU may request that the European Commission refer all or part of the Merger back to the Member State(s) concerned for investigation under the antitrust laws of the requesting Member State(s), or where the parties offer commitments to the European Commission during its preliminary investigation to remedy any antitrust concerns.

    Amoco and BP believe that the proposed Merger is compatible with the common market under EC Council Regulation 4064/89, as amended. Nevertheless, there can be no assurance that either (i) a Phase II investigation will not be initiated or, if initiated, what the outcome of such an investigation would be, or (ii) a challenge to the proposed Merger on the grounds that the proposed Merger is not compatible with the common market will not be made or, if a challenge is made, what the result will be.

OTHER LAWS

    The other regulatory approvals necessary to consummate the Merger are described below under "THE MERGER AGREEMENT--Conditions to Consummation of the Merger." Amoco and BP conduct operations in a number of jurisdictions where other regulatory filings or approvals may be required or advisable in connection with the consummation of the Merger. Amoco and BP are currently in the process of reviewing whether other filings or approvals may be required or desirable in other jurisdictions which may be material to Amoco and BP and its subsidiaries. It is recognized that certain of such filings may not be completed and certain of such approvals (which are not as a matter of practice required to be obtained prior to effectiveness of a merger transaction) may not be obtained prior to the Effective Time.

GENERAL

    It is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the Merger, various regulatory concessions. If any regulatory body's approval contains terms or imposes conditions or restrictions relating or applying to, or requiring changes in or limitations on, the operation of any asset or business of Amoco, BP or any of their subsidiaries which terms, conditions or restrictions, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect (as defined in the Merger Agreement) on Amoco or BP after the Effective Time (with materiality to be considered with reference to the total equity market value of Amoco and BP), either Amoco or BP can refuse to close under the Merger Agreement. There can be no assurance that Amoco or BP will be able to satisfy or comply with such conditions or be able to cause their respective subsidiaries to satisfy or comply with any such conditions or that compliance or non-compliance will not have adverse consequences for BP Amoco after consummation of the Merger, or that the required regulatory approvals will be obtained within the time frame contemplated by Amoco and BP and referred to in this Proxy Statement/Prospectus or on terms that will be satisfactory to Amoco and BP. See "THE MERGER AGREEMENT--Conditions to the Consummation of the Merger."

                            CERTAIN TAX CONSEQUENCES

GENERAL

    The following general discussion summarizes (i) the material United States federal income tax consequences to U.S. Holders (as defined below) of Amoco Shares who exchange such stock for BP Amoco ADSs pursuant to the Merger and (ii) the material U.S. and U.K. tax consequences of the ownership and disposition of BP Amoco ADSs. This discussion is based upon existing U.S. federal income tax law, including legislation, regulations, administrative rulings and court decisions, as in effect on the date hereof, all of which are subject to change, possibly with retroactive effect. For the purposes of this discussion, a "U.S. Holder" is (i) an individual citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia or (iii) a partnership, trust or estate treated, for U.S. federal income tax purposes, as a domestic partnership, trust or estate. For the purposes of this Proxy Statement/Prospectus, the term "Eligible U.S. Holder" means a U.S. person that is a beneficial owner of BP Amoco Ordinary Shares or BP Amoco ADSs and of the cash dividend paid with respect thereto and that (i) is an individual or a corporation resident in the U.S. for purposes of the United Kingdom-United States Income Tax Convention (the "Treaty") (and, in the case of a corporation, is not also resident in the U.K. for U.K. tax purposes), (ii) is not a corporation which, alone or together with one or more associated corporations, controls, directly or indirectly, 10% or more of the voting stock of BP Amoco,
(iii) holds the BP Amoco Ordinary Shares or BP Amoco ADSs in a manner which is not effectively connected with a permanent establishment in the U.K. through which such U.S. person carries on business or with a fixed base in the U.K. from which such person performs independent personal services, and (iv) is not otherwise ineligible for benefits under the Treaty with respect to income and gains derived in connection with the BP Amoco Ordinary Shares or BP Amoco ADSs. This discussion assumes that U.S. Holders hold Amoco Shares as a capital asset as of the Effective Time. This discussion does not discuss all aspects of U.S. federal income taxation or U.K. taxation that may be relevant to all U.S. Holders in light of their particular circumstances, such as U.S. Holders whose stock was acquired pursuant to the exercise of an employee stock option or otherwise as compensation or U.S. Holders who are subject to special treatment under the U.S. federal income tax laws (for example, U.S. Holders that hold their stock as part of a straddle, hedge or conversion transaction, financial institutions, insurance companies, tax-exempt organizations and broker-dealers). This discussion of the income tax consequences also does not address any aspects of state or local taxation or foreign taxation (other than certain U.K. tax consequences). In general, for U.S. tax purposes, U.S. Holders of BP Amoco ADSs will be treated as the owners of the underlying BP Amoco Ordinary Shares that are represented by such BP Amoco ADSs and deposits and withdrawals of BP Amoco Ordinary Shares by U.S. Holders in exchange for BP Amoco ADSs will not be subject to U.S. federal income tax.

    EACH U.S. HOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISORS AS TO THE U.S. FEDERAL INCOME TAX AND U.K. TAX CONSEQUENCES OF THE MERGER INCLUDING THE FACTS AND CIRCUMSTANCES THAT MAY BE UNIQUE TO SUCH U.S. HOLDER, AND AS TO ANY ESTATE, GIFT, STATE, LOCAL OR NON-U.S. TAX CONSEQUENCES OF THE MERGER AND THE OWNERSHIP AND DISPOSITION OF BP AMOCO ADSS.

UNITED STATES TAX CONSEQUENCES OF THE MERGER TO U.S. HOLDERS

    The Merger is intended to qualify as a reorganization within the meaning of
Section 368(a) of the Code. The obligation of Amoco to consummate the Merger is conditioned upon the receipt by Amoco from its special counsel, Wachtell, Lipton, Rosen & Katz, of an opinion (the "Amoco Tax Opinion"), based on certain representations and assumptions, to the effect that for U.S. federal income tax purposes, (i) the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code; and (ii) no gain or loss will be recognized by an Amoco Shareholder on the exchange of Amoco Shares for BP Amoco ADSs, except with respect to cash received on the sale of a fractional interest in a BP Amoco ADS. See "THE MERGER AGREEMENT--Conditions to Consummation of the Merger." The opinion of Wachtell, Lipton, Rosen & Katz will be expressly based upon the accuracy of certain representations made to such counsel by Amoco and BP, as well as upon certain assumptions. The assumptions made by counsel may include the assumption that a U.S. Holder who is a "5% shareholder" of BP Amoco after the Merger will, in accordance with applicable Treasury Regulations under
Section 367(a) of the Code, file a "gain recognition agreement" with the IRS, as explained more fully below. For purposes of this discussion, whether a U.S. Holder is a "5% shareholder" of BP Amoco after the Merger will be determined in accordance with applicable Treasury Regulations under Section 367(a) of the Code.

    Amoco is permitted under the Merger Agreement to waive (but does not intend to waive) the receipt of the Amoco Tax Opinion as a condition to its obligation to consummate the Merger. Amoco will not waive the condition without first recirculating revised proxy materials and resoliciting the vote of Amoco Shareholders. Furthermore, the Amoco Tax Opinion is not binding on the IRS or a court and does not preclude the IRS or a court from adopting a contrary position. Amoco will not seek a ruling from the IRS as to the tax treatment of the Merger as a reorganization or as a non-recognition exchange of Amoco Shares for BP Amoco Ordinary Shares represented by BP Amoco ADSs.

    Based upon and subject to the foregoing, in the opinion of Wachtell, Lipton, Rosen & Katz, for U.S. federal income tax purposes the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and a U.S. Holder who receives BP Amoco Ordinary Shares represented by BP Amoco ADSs in exchange for Amoco Shares will not recognize gain or loss upon such exchange (except as described below with respect to cash that is received with respect to the sale of a fractional BP Amoco ADS). Accordingly, (i) the aggregate tax basis of the BP Amoco ADSs (including fractional units) received by the U.S. Holder will be the same as the aggregate tax basis of the Amoco Shares surrendered in exchange therefor pursuant to the Merger and (ii) the holding period of the BP Amoco ADSs (including fractional units) will include the holding period of the Amoco Shares surrendered in exchange therefor pursuant to the Merger.

    In accordance with Treasury Regulations under Section 367(a) of the Code, a U.S. Holder who is a "5% shareholder" of BP Amoco after the Merger will qualify for the treatment described in the preceding paragraph only if such U.S. Holder files a "gain recognition agreement" with the IRS. A U.S. Holder who is not a "5% shareholder" of BP Amoco after the Merger is not subject to any special filing requirements under Section 367 of the Code. BP currently intends to treat the Merger as a reorganization and as a non-recognition transaction for U.S. federal income tax purposes.

    Fractional interests in BP Amoco ADSs will not be issued to Amoco Shareholders in the Merger. In lieu of the issuance of such fractional interests in BP Amoco ADSs, the fractional interests Amoco Shareholders would have been entitled to receive will be sold and the proceeds of such sale will be paid to such holders. A U.S. Holder who receives cash with respect to the sale of a fractional BP Amoco ADS will be treated as having received such fractional BP Amoco ADS pursuant to the Merger and then as having sold such fractional BP ADS for cash. The amount of any capital gain or loss attributable to such sale will be equal to the difference between the cash received with respect to the fractional BP Amoco ADS and the tax basis that is allocated to such fractional BP Amoco ADS. In the case of an individual U.S. Holder, any such gain will be subject to U.S. federal income tax at a maximum rate of 20% if such U.S. Holder has a holding period for such fractional BP Amoco ADS of more than 12 months at the Effective Time.

    As described above, a U.S. Holder of Amoco Shares who (i) receives BP Amoco ADSs in the Merger, (ii) is a "5% shareholder" of BP Amoco after the Merger and
(iii) fails to file a "gain recognition agreement" with the IRS, will not qualify for non-recognition treatment and so will recognize gain (but not loss). In the case of an individual U.S. Holder, any such gain would be subject to U.S. federal income tax at a maximum rate of 20% if such U.S. Holder has a holding period in such Amoco Shares of more than 12 months at the Effective Time. ANY HOLDER OF AMOCO SHARES WHO WILL BE A "5% SHAREHOLDER" OF BP AMOCO AFTER THE MERGER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR CONCERNING THE DECISION TO FILE A "GAIN RECOGNITION AGREEMENT" AND THE PROCEDURES TO BE FOLLOWED IN CONNECTION WITH SUCH FILING.

UNITED STATES TAX CONSEQUENCES OF THE OWNERSHIP OF BP AMOCO ORDINARY SHARES AND
  BP AMOCO ADSS

    The following is a summary of certain United States federal income tax consequences of the ownership of BP Amoco Ordinary Shares or BP Amoco ADSs by an investor that receives BP Amoco ADSs in connection with the Merger and holds BP Amoco Ordinary Shares or BP Amoco ADSs as capital assets. This summary does not purport to address all material tax consequences of the ownership of BP Amoco Ordinary Shares or BP Amoco ADSs, and does not take into account the specific circumstances of any particular investors (such as tax-exempt entities, certain insurance companies, broker-dealers, traders in securities that elect to mark to market, investors liable for alternative minimum tax, investors that actually or constructively own 10% or more of the voting stock of BP Amoco, investors that hold BP Amoco Ordinary Shares or BP Amoco ADSs as part of a straddle, hedging or conversion transaction or investors whose functional currency is not the U.S. dollar), some of which may be subject to special rules. This summary is based on the tax laws of the United States (including the Code, its legislative history, existing and proposed regulations thereunder, published rulings and court decisions) as in effect on the date hereof, as well as on the Treaty, all of which are subject to change (or changes in interpretation), possibly with retroactive effect. The United States and the United Kingdom have announced that they intend to enter into negotiations to update the Treaty. In addition, the summary is based in part upon the representations of the Depositary and the assumption that each obligation in the Deposit Agreement and any related agreement will be performed in accordance with its terms.

    The foregoing discussion does not address aspects of United States taxation other than federal income taxation. U.S. Holders are urged to consult their tax advisors regarding the United States federal, state and local and other tax consequences of owning and disposing of BP Amoco Ordinary Shares and BP Amoco ADSs. In particular, U.S. Holders are urged to confirm their status as Eligible U.S. Holders with their advisors and to discuss with their advisors any possible consequences of their failure to qualify as Eligible U.S. Holders.

    TAXATION OF DIVIDENDS

    Under the United States federal income tax laws, Eligible U.S. Holders will include in gross income the gross amount of any dividend paid (before reduction for U.K. Withholding Tax (as defined herein)) by BP Amoco out of its current or accumulated earnings and profits (as determined for United States federal income tax purposes) as ordinary income when the dividend is actually or constructively received by the Eligible U.S. Holder, in the case of BP Amoco Ordinary Shares, or by the Depository, in the case of BP Amoco ADSs. The dividend will not be eligible for the dividends-received deduction generally allowed to United States corporations in respect of dividends received from other United States corporations. Distributions in excess of current and accumulated earnings and profits, as determined for United States federal income tax purposes, will be treated as a return of capital to the extent of the Eligible U.S. Holder's basis in the BP Amoco Ordinary Shares or BP Amoco ADSs and thereafter as capital gain.

    Subject to certain limitations and the provisions of the next paragraph, the U.K. Withholding Tax will be creditable against the Eligible U.S. Holder's United States federal income tax liability. See "--United Kingdom Tax Consequences of the Ownership of BP Amoco Ordinary Shares and BP Amoco ADSs." For foreign tax credit limitation purposes, the dividend will be income from sources without the United States, but generally will be treated separately, together with other items of "passive income" (or, in the case of certain holders, "financial services income"). The rules relating to the determination of the foreign tax credit are complex and U.S. Holders should consult with their own tax advisors to determine whether and to what extent a credit would be available. U.S. Holders that do not elect to claim a foreign tax credit may instead claim a deduction for U.K. Witholding Tax.

    It is possible that, after the Merger, BP Amoco will be at least 50% owned by United States persons. Under Section 904(g) of the Code, dividends paid by a foreign corporation that is at least 50% owned by United States persons may be treated as United States source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of United States source income, and the effect of this rule may be to treat a portion of the dividends paid by BP Amoco as United States source income. Section 904(g)(10) of the Code permits an Eligible U.S. Holder to elect to treat BP Amoco dividends as foreign source income for foreign tax credit limitation purposes, if the dividend income is separated from other income items for purposes of calculating the holder's foreign tax credit. Although there is no form prescribed for making this election, applicable Treasury Regulations suggest that the election is made by claiming the credit in the manner described in this paragraph.

    TAXATION OF CAPITAL GAINS

    Upon a sale or other disposition of BP Amoco Ordinary Shares or BP Amoco ADSs, an Eligible U.S. Holder will recognize gain or loss for United States federal income tax purposes in an amount equal to the difference between the U.S. dollar value of the amount realized and the Eligible U.S. Holder's tax basis (determined in U.S. dollars) in such BP Amoco Ordinary Shares or BP Amoco Ordinary Shares or BP Amoco ADSs. Generally, such gain or loss will be a long-term capital gain or loss if the Eligible U.S. Holder's holding period for such BP Amoco Ordinary Shares or BP Amoco ADSs exceeds one year and any such gain generally will be income from sources within the United States for foreign tax credit limitation purposes. It is unclear whether any loss realized by a U.S. Holder will be treated as from sources within or without the United States for purposes of the foreign tax credit. Long-term capital gain for a non-corporate Eligible U.S. Holder is generally subject to a maximum tax rate of 20%.

    BACKUP WITHHOLDING AND INFORMATION REPORTING

    In general, information reporting requirements will apply to dividend payments (or other taxable distributions) in respect of BP Amoco Ordinary Shares or BP Amoco ADSs made within the United States to a non-corporate United States person, and "backup withholding" at the rate of 31% will apply to such payments if the holder or beneficial owner fails to provide an accurate taxpayer identification number in the manner required by United States law and applicable regulations, if there has been notification from the IRS of a failure by the holder or beneficial owner to report all interest or dividends required to be shown on its federal income tax returns or, in certain circumstances, if the holder or beneficial owner fails to comply with applicable certification requirements.

    In general, payment of the proceeds from the sale of BP Amoco Ordinary Shares or BP Amoco ADSs to or through a United States office of a broker is subject to both United States backup withholding and information reporting requirements, unless the holder or beneficial owner certifies its non-United States status under penalties of perjury or otherwise establishes an exemption. United States information reporting and backup withholding generally will not apply to a payment made outside the United States of the proceeds of a sale of BP Amoco Ordinary Shares or BP Amoco ADSs through an office outside the United States of a non-United States broker. However, United States information reporting requirements (but not backup withholding) will apply to a payment made outside the United States of the proceeds of a sale of BP Amoco Ordinary Shares or BP Amoco ADSs through an office outside the United States of a broker (i) that is a United States person, (ii) that derives 50% or more of its gross income for a specified three-year period from the conduct of a trade or business in the United States, (iii) that is a "controlled foreign corporation" as to the United States, or (iv) with respect to payments made after December 31, 1999, that is a foreign partnership, if at any time during its tax year, one or more of its partners are U.S. persons (as defined in U.S. Treasury regulations) who in the aggregate hold more than 50% of the income or capital interest in the partnership or if, at any time during its tax year, such foreign partnership is engaged in a United States trade or business, unless the broker has documentary evidence in its files that the holder or beneficial owner is a non-United States person or the holder or beneficial owner otherwise establishes an exemption.

    Amounts withheld under the backup withholding rules may be credited against a U.S. Holder's U.S. tax liability, and a holder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the IRS.

UNITED KINGDOM TAX CONSEQUENCES OF THE OWNERSHIP OF BP AMOCO ORDINARY SHARES AND
  BP AMOCO ADSS

    The tax treatment of dividends paid in respect of the BP Amoco Ordinary Shares and BP Amoco ADSs will depend upon the U.K. law and practice in force at the time dividends are paid. The following summary is based upon U.K. law (as it will have effect from April 6, 1999) and practice, including the

Treaty and the United Kingdom-United States Estate and Gift Tax Convention (the "Estate Tax Treaty"), which may change. The United States and the United Kingdom have announced that they intend to enter into negotiations to update the Treaty. The summary of U.K. tax matters below does not address the tax consequences for U.S. Holders that are resident (or, in the case of individuals, ordinarily resident) in the U.K. for U.K. tax purposes or for the purposes of the Treaty or that are corporations which, alone or together with one or more associated companies, control directly or indirectly 10% or more of the voting stock or power of BP Amoco. For the purposes of the Treaty, U.S. Holders of BP Amoco ADSs will be treated as owners of the BP Amoco Ordinary Shares underlying the BP Amoco ADSs.

    TAXATION OF DISTRIBUTIONS

    An Eligible U.S. Holder who receives as beneficial owner a dividend from BP Amoco will not be entitled under the Treaty to receive any payment in addition to the base dividend. An Eligible U.S. Holder that received a dividend payment of $90 from BP Amoco would be entitled to a tax credit amount of $10 reduced by the tax credit amount (I.E., $10) ("U.K. Witholding Tax") resulting in a total receipt (before applicable U.S. taxes) of $90 (I.E., the base dividend).

    TAXATION OF CAPITAL GAINS

    A U.S. Holder who is not resident or ordinarily resident for tax purposes in the U.K. will not normally be liable for U.K. tax on capital gains realized on the disposal of his BP Amoco Ordinary Shares or BP Amoco ADSs unless at the time of the disposal, such U.S. Holder carries on a trade (which for this purpose includes a profession or vocation) in the U.K. through a branch or agency and such BP Amoco Ordinary Shares or BP Amoco ADSs are or have been used, held or acquired for the purposes of such trade or branch or agency. A U.S. Holder who is an individual and who has, on or after March 17, 1998, ceased to be resident or ordinarily resident for tax purposes in the U.K. for a period of less than five tax years and who disposes of BP Amoco Ordinary Shares or BP Amoco ADSs during that period may be liable for U.K. tax on capital gains realized (subject to any available exemption or relief).

    INHERITANCE AND GIFT TAXES

    BP Amoco Ordinary Shares and BP Amoco ADSs are assets situated in the U.K. for the purposes of U.K. inheritance tax. A gift of such assets by, or the death of, an individual holder of such assets may (subject to certain exemptions and reliefs) give rise to a liability to U.K. inheritance tax even if the holder is neither domiciled in the U.K. nor deemed to be domiciled there under special rules relating to long residence or previous domicile. For U.K. inheritance tax purposes, a transfer of assets at less than full market value may be treated as a gift and particular rules apply to gifts where the donor reserves or retains some benefit. Special rules also apply to close companies and to trustees of settlements holding BP Amoco Ordinary Shares or BP Amoco ADSs, bringing them within the charge to inheritance tax. An individual who is domiciled in the U.S. for the purposes of the Estate Tax Treaty and who is not a national of the U.K. for the purposes of the Estate Tax Treaty will generally not be subject to U.K. inheritance tax in respect of the BP Amoco Ordinary Shares or BP Amoco ADSs on the individual's death or on a gift of the BP Amoco Ordinary Shares or BP Amoco ADSs during the individual's lifetime, provided that any applicable U.S. federal gift or estate tax liability is paid, unless the BP Amoco Ordinary Shares or BP Amoco ADSs are part of the business property of a permanent establishment of an enterprise of the individual in the U.K. or pertain to a fixed base in the U.K. of the individual used for the performance of independent personal services. Where the BP Amoco Ordinary Shares or BP Amoco ADSs have been placed in trust by a settlor who, at the time of settlement, was a U.S. Holder, the BP Amoco Ordinary Shares or BP Amoco ADSs will generally not be subject to U.K. inheritance tax if the settlor, at the time of settlement, was domiciled in the U.S. for the purposes of the Estate Tax Treaty and was not a U.K. national (provided that the BP Amoco Ordinary Shares or BP Amoco ADSs are not part of the business property of a permanent establishment in the U.K. and do not pertain to a fixed base in the U.K., as more fully summarized above).

In the exceptional case where the BP Amoco Ordinary Shares or BP Amoco ADSs are subject both to U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for the tax paid in the U.K. to be credited against tax paid in the U.S. or for tax paid in the U.S. to be credited against tax payable in the U.K. based on priority rules set out in the Estate Tax Treaty.

    STAMP DUTY AND STAMP DUTY RESERVE TAX

    BP Amoco and Amoco will be jointly and severally liable for all stamp duties, stamp duty reserve tax ("SDRT") and other similar taxes and governmental levies imposed in connection with the issuance or creation of the BP Amoco Ordinary Shares constituting the Merger Consideration and any BP Amoco ADSs in connection therewith and any other U.K. stamp duty, SDRT or other similar governmental charge (or any interest or penalties thereon) that may be payable by BP Amoco and Amoco pursuant to the Deposit Agreement. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES-- Liability of Holder for Taxes."

    No stamp duty will be payable on the acquisition or transfer of BP Amoco ADSs or beneficial ownership of BP Amoco ADSs, provided that any instrument of transfer or written agreement to transfer remains at all times outside the U.K., and provided further that any instrument of transfer or written agreement to transfer is not executed in the U.K. and the transfer does not relate to any matter or thing done or to be done in the U.K. An agreement for the transfer of BP Amoco ADSs or beneficial ownership of BP Amoco ADSs will not give rise to a liability for SDRT.

    A transfer for value of the BP Amoco Ordinary Shares will generally be subject to AD VALOREM stamp duty or to SDRT. Stamp duty will arise on the execution of an instrument to transfer BP Amoco Ordinary Shares and SDRT will arise on the entry into an agreement to sell BP Amoco Ordinary Shares. Stamp duty and SDRT are normally a liability of the purchaser. Any transfer for value of the underlying BP Amoco Ordinary Shares represented by BP Amoco ADSs may give rise to a liability on the transferee to U.K. stamp duty or SDRT. The amount of stamp duty or SDRT payable is generally calculated at the applicable rate on the consideration for the transfer of the BP Amoco Ordinary Shares at the rate of 50p, per L100 (or part thereof) in the case of stamp duty, or in the case of SDRT, at the rate of 0.5%, in either case, of the amount or value of the consideration. On a transfer of BP Amoco Ordinary Shares from the Custodian (as defined below) of the Depositary to a holder of a BP Amoco ADS upon cancellation of the BP Amoco ADS, only a fixed stamp duty of 50p per instrument of transfer will be payable.

    Under provisions contained in the U.K. Finance Act 1990, SDRT and stamp duty in respect of transactions in shares are to be abolished from a date to be appointed by Treasury order. No date has yet been appointed.

                              THE MERGER AGREEMENT

GENERAL

    The Merger Agreement contemplates the merger of Merger Sub with and into Amoco, with Amoco surviving the Merger as a wholly owned subsidiary of BP (the "Surviving Corporation"). The Merger will become effective upon the filing of, or at any subsequent time stated in, the Articles of Merger to be filed with the Secretary of State of the State of Indiana (the "Effective Time"). It is anticipated that the Effective Time will occur at the same time as the closing under the Merger Agreement (the "Closing," and the date on which the Closing is to occur, being the "Closing Date"), which, unless the parties to the Merger Agreement otherwise agree, is to occur on the third business day after the satisfaction or waiver of the conditions set forth in the Merger Agreement. The Merger Agreement provides that BP will change its name to "BP Amoco p.l.c." at the Effective Time.

    Pursuant to the Merger Agreement, if BP and Amoco determine to effect the combination contemplated by the Merger Agreement by means of a merger of an indirect subsidiary of BP with and into Amoco, or of Amoco with and into an indirect subsidiary of BP, then BP may cause Merger Sub to become an indirect subsidiary of BP and the Merger will be effected in such manner, provided that no such change shall (i) alter or change the amount or kind of consideration to be issued to holders of Amoco Common Shares or Amoco Stock Options as provided for in the Merger Agreement, (ii) adversely affect the tax treatment to holders of Amoco Common Shares as a result of such change, (iii) adversely affect the qualification of the Merger for the merger method of accounting under U.K. GAAP or for pooling-of-interests treatment under U.S. GAAP, (iv) reasonably be expected to materially impede or delay the consummation of the Merger, or (v) constitute a waiver of any condition to the Merger provided in the Merger Agreement.

    The following description of the Merger Agreement is qualified in all respects by reference to the complete text of the Merger Agreement, which is incorporated by reference herein in its entirety and is attached to this Proxy Statement/Prospectus as Appendix A.

CONSIDERATION TO BE RECEIVED IN THE MERGER

    As of the Effective Time, (a) each Amoco Share outstanding immediately prior to the Effective Time (other than Excluded Amoco Shares) will be converted into and canceled in exchange for 3.97 BP Amoco Ordinary Shares, which shall be delivered in the form of BP Amoco ADSs (the "Merger Consideration"), (b) each Excluded Amoco Share will automatically be canceled and retired without any payment of any consideration therefor and shall cease to exist, and (c) each Amoco Stock Option then outstanding and unexercised will be converted into the specific rights described below under "--Stock Options and Other Stock Plans."

    Pursuant to the Merger Agreement, as of the Effective Time, each share of common stock of Merger Sub, no par value ("Merger Sub Common Stock"), outstanding immediately prior to the Effective Time will be canceled and, in consideration for the issuance of the BP Amoco Ordinary Shares to be issued as Merger Consideration, the Surviving Corporation will issue to BP (or the shareholder(s) of Merger Sub, if other than BP) such number of shares of the Surviving Corporation's common stock as is equal to the number of shares of Merger Sub Common Stock, with the same rights, powers and privileges as the Amoco Shares and which shall constitute the only outstanding shares of common stock of the Surviving Corporation.

    Amoco will act as agent for each holder of record as of the Effective Time of Amoco Shares (other than Excluded Amoco Shares) (each, a "Record Holder")and will enter into an agreement (the "Nominee Agreement") with BP and the Boston EquiServe Limited Partnership. In consideration of the issue to BP (or the shareholder(s) of Merger Sub, if other than BP) of shares of common stock of the Surviving Corporation, BP will issue, in the manner described below under "--Exchange of Amoco Shares," the number of BP Amoco Ordinary Shares required to give effect to the delivery of the Merger Consideration to Amoco Shareholders.

EXCHANGE OF AMOCO SHARES

    Prior to the Effective Time, BP will appoint Boston EquiServe Limited Partnership or another agent acceptable to Amoco as the exchange agent (the "Exchange Agent") for the purpose of exchanging certificates which immediately prior to the Effective Time represented outstanding Amoco Shares (the "Amoco Certificates") or Amoco Shares held through the electronic or "direct registration system" ("DRS") that were converted into the right to receive the Merger Consideration pursuant to the Merger Agreement for one or more BP Amoco ADSs which may be evidenced by American Depositary Receipts ("BP Amoco ADRs"). Promptly after the Effective Time, the Surviving Corporation or the Exchange Agent will mail to each holder of record of an Amoco Certificate (other than holders of Certificates representing Amoco Excluded Shares and Amoco Shareholders holding Amoco Shares only through the DRS) a letter of transmittal for use in effecting delivery of such Amoco Certificates to the Exchange Agent.

    BP will issue the BP Ordinary Shares to be issued as Merger Consideration (in registered form) to Boston EquiServe or its nominee (the "Nominee"), as nominee and agent for and on behalf of the Record Holders, for the issuance of BP ADSs to Amoco Shareholders. If the Redenomination takes effect immediately prior to the Effective Time, then unless the directors of BP have determined not to issue such Bearer Shares (as defined below), the Nominee will, as agent for the Record Holders, instruct BP, and BP will, strike the name of the Nominee from the BP Shareholders' register, create share warrants to bearer ("Bearer Shares") in respect of such BP Ordinary Shares and deliver the Bearer Shares to the Nominee, as agent as aforesaid. Regardless of whether the Redenomination takes effect and Bearer Shares are delivered to the Nominee, the BP Ordinary Shares (in registered form) or the Bearer Shares, as the case may be, held by the Nominee will be deposited by the Nominee or on its behalf with Morgan Guaranty Trust Company of New York, as Depositary (the "Depositary") (or as it may direct), as and when required for the issuance of BP Depositary Shares in accordance with the Merger Agreement. To the extent required, the Exchange Agent will requisition from the Depositary such number of Depositary Shares, in such denominations as the Exchange Agent specifies, as are issuable in respect of Amoco Shares properly delivered to the Exchange Agent or held in the DRS.

    The fact that the BP Amoco Ordinary Shares underlying the BP Amoco ADSs may be evidenced by Bearer Shares will not affect the rights of BP Amoco ADS holders under the Deposit Agreement to receive BP Amoco Ordinary Shares registered in their name upon any withdrawal of BP Amoco Ordinary Shares in accordance with the terms of the Deposit Agreement. No charges will be payable by Amoco Shareholders in connection with the receipt of BP Amoco ADSs representing Bearer Shares pursuant to the Merger. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES."

    Upon surrender by an Amoco Shareholder of an Amoco Certificate for cancellation to the Exchange Agent, together with a duly executed and completed letter of transmittal, and any other documents required by the Exchange Agent, or, in the case of an Amoco Shareholder holding Amoco Shares only through DRS, without further action, each such holder will be entitled to receive (A) the whole number of BP Amoco ADSs that such holder has the right to receive as Merger Consideration and (B) a check in the amount (after giving effect to any required tax withholdings) of (i) any cash in lieu of fractional BP Amoco ADSs to be paid pursuant to the Merger Agreement on the terms described below plus
(ii) any cash dividends or other distributions that such holder has the right to receive on the terms described below. The Amoco Certificates so surrendered will be canceled. No interest will be paid or accrued on any amount payable upon due surrender of the Amoco Shares. The BP Amoco ADSs to which Amoco Shareholders will be entitled as Merger Consideration will be delivered through the direct registration system maintained by the Depositary unless an Amoco Shareholder requests otherwise in connection with the exchange. Holders of Amoco Shares through Amoco's Direct Access Plan will be subject to different arrangements as set forth in the Plan prospectus. See "--Exchange of Amoco Shares--Amoco Direct Access Plan."

    No fractional BP Amoco ADSs will be issued in the Merger and such fractional ADS interests will not entitle the owner thereof to vote or to have any rights of a shareholder of BP Amoco or a holder of BP Amoco ADSs. The Exchange Agent will aggregate and sell on the NYSE, on behalf of the holders of fractional BP Amoco ADSs, in round lots to the extent practicable, such fractional BP Amoco ADSs and will hold the proceeds of such sales in trust for the holders having the right to receive cash in lieu of the fractional BP Amoco ADSs until such proceeds are distributed to such holders. Each holder of Amoco Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a BP Amoco ADS (after taking into account all Amoco Certificates and Amoco Shares held through DRS registered to such holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such holder's proportionate interest in the net proceeds from the sale by the Exchange Agent on behalf of all such holders of the aggregate of all fractional BP Amoco ADSs that would otherwise be issued to Amoco Shareholders in the Merger. BP will pay all commissions, transfer taxes and out-of-pocket transaction costs, including the expenses and compensation of the Exchange Agent incurred in connection with the sale of fractional BP Amoco ADSs.

    The Merger Agreement further provides that no dividends, interest or other distributions with respect to securities of BP Amoco issuable with respect to Amoco Shares shall be paid to the holder of any unsurrendered Amoco Certificates until all Amoco Certificates registered to such holder are surrendered in accordance with the terms of the Merger Agreement. Following surrender, there shall be issued and/or paid to the holder of the BP Amoco ADSs issued in exchange therefor, without interest, (i) at the time of such surrender, the dividends or other distributions payable with respect to such BP Amoco ADSs with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such BP Amoco ADSs with a record date after the Effective Time but with a payment date subsequent to such surrender.

    If any BP Amoco ADSs are to be issued to a person other than the registered holder of any Amoco Certificates, it will be necessary for the Amoco Certificate or Amoco Certificates to be properly endorsed or otherwise be in proper form for transfer and the holder requesting such issue will be required to pay the Exchange Agent any transfer or other taxes required as a result of such issue or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

    The Merger Agreement provides that Amoco's stock transfer books will close on the day prior to the Effective Time and there shall be no further registration of transfers of Amoco Shares thereafter.

    The Merger Agreement provides that Amoco will use its best efforts to cause each person who may be deemed to be an "affiliate" of Amoco, for purposes of applicable interpretations regarding pooling-of-interests accounting under U.S. GAAP or of Rule 145 under the Securities Act, to execute an agreement restricting the disposition of such affiliate's Amoco Shares, BP Amoco ADSs received in the Merger or any underlying BP Amoco Ordinary Shares that may be withdrawn upon surrender of such BP Amoco ADSs. The Merger Agreement further provides that any transfers of BP Amoco Ordinary Shares or BP Amoco ADSs held by such an affiliate will not be registered by BP or the Depositary, respectively, unless such transfer is in compliance with such restrictions.

    AMOCO SHARES HELD THROUGH CERTAIN NOMINEES

    Beneficial owners of Amoco Shares who hold their Amoco Shares through a bank, broker or other financial intermediary should contact such financial intermediary (other than the Amoco Direct Access Plan or employee benefit plans) for information regarding the surrender of such beneficial owner's Amoco Shares to the Exchange Agent for cancellation and exchange.

    LOST, STOLEN OR DESTROYED CERTIFICATES

    In the event any Amoco Certificate is lost, stolen or destroyed, upon the holder's compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against it with respect to the rights to BP Amoco ADSs represented by such Amoco Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Amoco Certificate, BP Amoco ADSs and any cash in lieu of fractional BP Amoco ADSs and any unpaid dividends or other distributions deliverable pursuant to the terms of the Merger Agreement in respect of the Amoco Shares represented by such Amoco Certificate.

    AMOCO DIRECT ACCESS PLAN

    Participants in the Amoco Direct Access Plan will have their Amoco Shares exchanged for the BP Amoco ADSs to which they are entitled in the Merger through a direct access plan to be established by BP Amoco from the Effective Time. Participants who hold their Amoco Shares in certificated form will be required to complete the exchange procedures applicable to Amoco Certificates, as described above. BP Amoco will notify such Amoco Shareholders of the effectiveness of the exchange.

CERTAIN REPRESENTATIONS AND WARRANTIES

    The Merger Agreement contains certain customary representations and warranties made by Amoco and BP with respect to, among other things: due organization and good standing; capitalization; corporate authority to enter into the contemplated transactions and lack of conflicts with corporate governance documents; reports and financial statements; absence of litigation; absence of certain changes or events; brokers or finders; and accounting treatment of the Merger. Amoco has also represented that it has taken or will take all actions appropriate and necessary to assure that certain provisions under Indiana Law limiting business combinations will not affect the Merger or any other transaction contemplated by the Merger Agreement or the Stock Option Agreement.

    The Merger Agreement also contains certain customary representations and warranties of BP with respect to Merger Sub as to, among other things, corporate authority to enter into the contemplated transactions and absence of business activities.

CONDUCT OF BUSINESS PENDING THE MERGER

    During the period from the date of the Merger Agreement and continuing until the Effective Time, each of Amoco and BP has agreed as to itself and its subsidiaries that (except as expressly contemplated by or provided in the Merger Agreement or as required by applicable law or to the extent that the other otherwise approves in writing), among other things: (i) it and its subsidiaries will carry on their respective businesses in the ordinary and usual course and, to the extent consistent therewith, will use its and their best reasonable efforts to preserve intact its business organization and maintain its existing relations and goodwill with customers, suppliers, creditors, regulators, lessors, employees and business associates and (ii) neither it nor any of its subsidiaries shall make any decision or commitment with respect to a significant investment or divestment except in the ordinary and usual course of business or pursuant to financial plans previously communicated to the other party, without first consulting with the other party.

    The Merger Agreement contains certain other covenants of Amoco and BP relating to the conduct of their respective businesses before the Effective Time, including covenants relating to the declaration and payment of dividends and changes in share capital (other than, among other things, the Redenomination, in the case of BP), the issuance of securities, the amendment of corporate governance documents, the incurrence of indebtedness, benefit plans and compensation, pooling-of-interests accounting treatment under U.S. GAAP, merger method of accounting under U.K. GAAP and income tax treatment.

ACQUISITION PROPOSALS

    In the Merger Agreement, Amoco and BP each have agreed that neither it nor any of its subsidiaries nor any of the officers and directors of it or its subsidiaries will, and have agreed that it will direct and use its best efforts to cause its and its subsidiaries' officers, directors, employees, agents and representatives (including any investment banker, attorney, financial advisor or accountant retained by it or any of its subsidiaries) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any Acquisition Proposal (as defined below), or to, directly or indirectly, have any discussion with or provide any confidential information or data to any person relating to an Acquisition Proposal or engage in any negotiations concerning an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. Amoco and BP have agreed in the Merger Agreement that nothing contained in the Merger Agreement will prevent either Amoco or BP or their respective boards of directors from (A) complying with Rule 14e-2 promulgated under the Exchange Act or, in the case of BP, complying with the U.K. City Code on Takeovers and Mergers (the "City Code") or the obligations placed on it by the U.K. Panel on Takeovers and Mergers (the "Takeover Panel") with regard to an Acquisition Proposal; (B) making any disclosure to its shareholders if, in the good faith judgment of its board of directors, failure so to disclose would be inconsistent with its obligations under applicable law; (C) negotiating with, or furnishing information to, any person who has made a BONA FIDE written Acquisition Proposal that did not result from a breach of the party's obligations under the Merger Agreement; or (D) recommending such an Acquisition Proposal to the shareholders of Amoco or BP, as the case may be, if and only to the extent that, in any such case as is referred to in clause (C) or (D) of this sentence, such Acquisition Proposal is a Superior Proposal (as defined below).

    As used in this Proxy Statement/Prospectus, the term "Acquisition Proposal" means any proposal or offer with respect to a merger, reorganization, share exchange, dual-holding company transaction, consolidation, or similar transaction involving Amoco or BP, or any purchase of, or offer to purchase, all or substantially all of the equity securities of such party or of such party's and its subsidiaries' assets taken as a whole.

    As used in this Proxy Statement/Prospectus, the term "Superior Proposal" means an Acquisition Proposal by a third-party (i) on terms which the board of directors of Amoco or BP, as the case may be, determines in good faith (after consultation with its financial advisors, whose advice will be communicated to the other party) to be more favorable from a financial point of view to its shareholders than the Merger and to be more favorable to such party than the Merger after taking into account any additional constituencies (including shareholders) permitted to be considered under the laws of the State of Indiana, in the case of Amoco, and the laws of England or the requirement of any regulatory authority therein, in the case of BP, after giving the other party at least seven business days to respond to the third-party Acquisition Proposal and
(ii) which the Board of Directors of Amoco or BP, as the case may be, determines in its good faith judgment to constitute a transaction that is reasonably likely to be consummated on the terms set forth, taking into account all legal, financial, regulatory and other aspects of such proposal.

    In the Merger Agreement, each of Amoco and BP agreed to cease any existing activities, discussions or negotiations with respect to any Acquisition Proposal and to promptly request each person that executed a confidentiality agreement with BP or Amoco within the 12 months prior to the date of the Merger Agreement in connection with its consideration of an Acquisition Proposal to return or destroy all confidential information previously furnished to such person.

INDEMNIFICATION AND INSURANCE

    In the Merger Agreement, Amoco and BP have agreed that after the Effective Time, all rights to indemnification and all limitations on liability existing under the Amoco Amended Articles and the Amoco By-laws in favor of directors and officers of Amoco, or under an agreement in effect as of the date of the Merger Agreement between any such director or officer and Amoco or its subsidiaries, with respect to actions or omissions by them on or prior to the Effective Time will continue in full force and effect, and BP Amoco will, for a period of six years after the Effective Time, procure directors' and officers' liability insurance with respect to acts or omissions occurring prior to the Effective Time covering each person currently covered by Amoco's directors' and officers' liability insurance.

DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER

    Pursuant to the Merger Agreement, at the Effective Time, the Board of Directors of BP Amoco is to consist of 22 persons, 13 of whom will be designated by BP (seven of whom will be non-executive directors) and nine of whom will be designated by Amoco (seven of whom will be non-executive directors). These Amoco director-designates, whose names are set forth below under "BP AMOCO FOLLOWING THE MERGER," will be nominated for election by the BP shareholders and will take office as of the Effective Time. BP has agreed to procure the resignations of those current directors of BP who will not continue as directors, effective as of the Effective Time.

    H. Laurance Fuller and Peter Sutherland, the current Chairmen of Amoco and BP, respectively, will serve as Co-Chairmen of BP Amoco following the Merger. Mr. Fuller will also serve as an executive director on the BP Amoco Board until his retirement in the first half of 2000. In addition, pursuant to the Merger Agreement, Amoco and BP have agreed that the following persons shall be appointed to the indicated offices of BP Amoco:

OFFICER                                                           POSITION
------------------------------------  -----------------------------------------------------------------

Sir John Browne.....................  Chief Executive Officer

P. G. Backhouse.....................  Executive Vice President--Refining and Marketing

P. B. P. Bevan......................  General Counsel

Dr. J. G. S. Buchanan...............  Chief Financial Officer

R. F. Chase.........................  Deputy Chief Executive Officer & President--Exploration and
                                      Production

L. R. Flury.........................  Executive Vice President--Exploration and Production

W. D. Ford..........................  Executive Vice President--Refining and Marketing

S. F. Gates.........................  Executive Vice President and Chief of Staff; Chairman of BP Amoco
                                      Solar

Dr. C. S. Gibson-Smith..............  Executive Vice President--Policies and Technology

Dr. B. E. Grote.....................  Executive Vice President--Exploration and Production
W. G. Lowrie........................  Deputy Chief Executive Officer & President--Refining, Marketing
                                      and Chemicals

R. L. Olver.........................  Executive Vice President--Exploration and Production

B. K. Sanderson.....................  Chairman--Global Chemicals

E. J. Sosa..........................  President--Global Chemicals

If, at or immediately prior to the Effective Time, any of the designated officers should be unwilling or unable to serve, a person will be designated to fill that position by mutual agreement of Amoco and BP.

    See "DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER" for further information regarding the management of BP Amoco after the consummation of the Merger.

CONDITIONS TO CONSUMMATION OF THE MERGER

    CONDITIONS TO EACH PARTY'S OBLIGATIONS TO CONSUMMATE THE MERGER

    The respective obligations of Amoco, BP and Merger Sub to effect the Merger are subject to the satisfaction or waiver of the following conditions:

    - SHAREHOLDER APPROVALS. The Merger and the other transactions contemplated by the Merger Agreement having been duly approved by the requisite vote of Amoco Shareholders (see "THE SPECIAL MEETING--Required Vote; Quorum") and the BP Requisite Resolution having been duly approved by the requisite vote of the holders of BP Ordinary Shares and holders of BP First Preference Shares and BP Second Preference Shares (together, the "BP Preference Shares"), whether in person or by proxy, at the BP Extraordinary General Meeting (see "THE BP EXTRAORDINARY GENERAL MEETING AND THE SEPARATE CLASS MEETING");

    - STOCK EXCHANGE LISTING. The LSE having admitted to the Official List the BP Amoco Ordinary Shares to be allotted in connection with the Merger and such admission having become effective and the BP Amoco ADSs to be issued in the Merger having been authorized for listing on the NYSE, subject to official notice of issuance;

    - HSR ACT. The waiting period (and any extension thereof) applicable to the Merger under the HSR Act having been terminated or expired;

    - EXON-FLORIO. If applicable, review and investigation under Exon-Florio having been terminated and the President of the United States having taken no action authorized under Exon-Florio;

    - EFFECTIVE REGISTRATION STATEMENT. The F-4 Registration Statement having become effective under the Securities Act and no stop order with respect to such Registration Statement being in effect;

    - OTHER REGULATORY APPROVALS. All of the following filings, notices, approvals, confirmations, consents, declarations and/or decisions required to be made, given or obtained by Amoco or BP with or from any governmental or regulatory authority in connection with the consummation of the Merger and the other transactions contemplated by the Merger Agreement (taken together with those referred to above under "HSR Act," "Exon-Florio" and "Effective Registration Statement," the "Required Consents") having been made, given or obtained, and such Required Consents not containing any terms or imposing any conditions or restrictions relating or applying to, or requiring changes in or limitations on, the operation of any asset or businesses of Amoco, BP or any of their respective subsidiaries which term, condition or restriction, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect (as defined below) on BP or Amoco after the Effective Time (with materiality for these purposes being determined with reference to the total equity market value of Amoco and BP):

            (i) the filing of the Articles of Merger with the Indiana Secretary of State;

            (ii) all necessary state securities law or "Blue Sky" permits or approvals;

           (iii) compliance with the rules and regulations of the NYSE and the LSE;

            (iv) confirmation from the European Commission in accordance with
       Article 6(1)(b), 8(2) or 10(6) of Council Regulation (EEC) No 4064/89 as amended (the "Regulation") that the Merger and any matters arising therefrom are compatible with the common market (insofar as the Merger constitutes a concentration with a Community dimension within the scope of the Regulation);

            (v) confirmation from the U.K. Office of Fair Trading that it is not the intention of the U.K. Secretary for Trade and Industry to refer the Merger or any matters arising therefrom to the U.K. Monopolies and Mergers Commission (the "MMC") or approval of the Merger from the Secretary of State for Trade and Industry in the event that the Merger or any matters arising therefrom are referred to the MMC (insofar as the Merger qualifies for investigation by the

       MMC under the U.K. Fair Trading Act 1973 or a referral is made by the European Commission to the U.K. Competent Authority under Article 9 of the Regulation); and

            (vi) HM Treasury having consented pursuant to Section 765 of the Income and Corporation Taxes Act 1988, or HM Treasury or Inland Revenue having confirmed that no such consent is required, to the transactions contemplated by the Merger Agreement; and

    - NO LAWS OR ORDERS. No governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger or the other transactions contemplated by the Merger Agreement and that, individually or in the aggregate with all other such laws, is reasonably likely to have a Material Adverse Effect on Amoco or BP or that would materially frustrate the express intent and purposes of the Merger Agreement (collectively, an "Order"), and no governmental entity having instituted or threatened any proceeding seeking any such Order.

    As used in the Merger Agreement, a "Material Adverse Effect" means, with respect to any entity, a material adverse effect on the financial condition, properties, business or results of operations of such entity and its subsidiaries, taken as a whole.

    ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF BP

    The obligation of BP to effect the Merger is subject to the satisfaction, or waiver, by BP of the following additional conditions prior to the Effective
Time:

    - REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of Amoco set forth in the Merger Agreement (i) that is qualified as to materiality (including by Material Adverse Effect) being true and correct as of the Closing Date, as if made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and (ii) each of the representations and warranties of Amoco that is not so qualified being true and correct as of the Closing Date as if made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date) (provided that this condition will be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, do not have a Material Adverse Effect on Amoco), and BP having received a certificate signed on behalf of Amoco by an executive officer to such effect;

    - COMPLIANCE WITH COVENANTS. Amoco having performed all material obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date, and BP having received a certificate signed on behalf of Amoco by an executive officer to such effect;

    - CONSENTS UNDER AGREEMENTS RECEIVED. BP having obtained the consent or approval of each person whose consent or approval is required in order to consummate the Merger and the other transactions contemplated by the Merger Agreement under any contract or agreement to which BP or any of its subsidiaries is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on BP or is not reasonably likely to prevent or materially impair the ability of BP to consummate the Merger and the other transactions contemplated by the Merger Agreement; and

    - ACCOUNTANTS' LETTERS. BP having received letters from Ernst & Young confirming that under U.S. GAAP and U.K. GAAP, respectively, Ernst & Young concurs with BP management's conclusion that no conditions exist that would preclude BP from being a party to a business combination for which pooling-of-interests accounting treatment would be available under U.S. GAAP and that the use of the merger method of accounting would be available under U.K. GAAP.

    ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF AMOCO

    The obligation of Amoco to effect the Merger is subject to the satisfaction, or waiver, by Amoco of the following additional conditions prior to the Effective Time:

    - REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of BP set forth in the Merger Agreement (i) that is qualified as to materiality (including by Material Adverse Effect) being true and correct as of the Closing Date as if made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and (ii) each of the representations and warranties of BP that is not so qualified being true and correct as of the Closing Date as if made on and as of such date (except to the extent any such representation or warranty expressly speaks as of an earlier date) (provided that this condition will be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, do not have a Material Adverse Effect on BP), and Amoco having received a certificate signed on behalf of BP by an executive officer of BP to such effect;

    - COMPLIANCE WITH COVENANTS. BP having performed all material obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date, and Amoco having received a certificate signed on behalf of BP by an executive officer to such effect;

    - CONSENTS UNDER AGREEMENTS RECEIVED. Amoco having obtained the consent or approval of each person whose consent or approval is required in order to consummate the Merger and the other transactions contemplated by the Merger Agreement under any contract or agreement to which Amoco or any of its subsidiaries is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on Amoco or is not reasonably likely to prevent or materially impair the ability of Amoco to consummate the Merger and the other transactions contemplated by the Merger Agreement;

    - TAX OPINIONS. Amoco having received the opinion of Wachtell, Lipton, Rosen & Katz, special counsel to Amoco, dated as of the date on which the Effective Time occurs, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion, (i) the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368 (a) of the Code, and (ii) no gain or loss will be recognized by the Amoco Shareholders who exchange Amoco Shares solely for BP Amoco ADSs pursuant to the Merger, except with respect to cash received in lieu of fractional BP Amoco ADSs;

    - ACCOUNTANTS' LETTERS. Amoco having received letters from PricewaterhouseCoopers LLP confirming that, under U.S. GAAP and U.K. GAAP, respectively, PricewaterhouseCoopers LLP concurs with Amoco management's conclusion that no conditions exist that would preclude Amoco from being a party to a business combination for which pooling-of-interests accounting treatment would be available under U.S. GAAP and the use of the merger method of accounting would be available under U.K. GAAP; and

    - DIRECTORS. The directors designated by Amoco having been elected directors of BP Amoco at the BP Extraordinary General Meeting.

EMPLOYMENT AGREEMENTS AND CERTAIN OTHER EMPLOYEE BENEFITS MATTERS

    EMPLOYMENT AGREEMENTS

    Amoco has entered into Service Contracts with H. L. Fuller and W. G. Lowrie and has entered or expects to enter into the Employment Agreements with Messrs.
E. J. Sosa, W. D. Ford, S. F. Gates, L. R. Flury, J. E. Fligg, G. S. Spindler,
D. F. Work, J. F. Campbell and J. L. Carl, the terms of which are described generally above under "THE MERGER--Interests of Certain Persons in the Merger."

    OTHER EMPLOYEE BENEFITS MATTERS

    Amoco and BP have agreed in the Merger Agreement that for at least two years following the Effective Time, BP Amoco will provide or cause to be provided to current and former employees and directors of Amoco and its subsidiaries compensation and benefits that are at least as favorable in the aggregate as the compensation and benefits they were entitled to receive immediately prior to the Effective Time (including, without limitation, benefits pursuant to qualified and non-qualified restoration retirement plans, savings plans, medical plans and programs, deferred compensation arrangements, incentive plans, and retiree benefit plans, policies and arrangements); provided, however, that, with respect to employees who are subject to collective bargaining, all benefits shall be provided in accordance with the applicable collective bargaining or other labor agreements; and provided, further, that all incentive, bonus and similar plans shall after the Effective Time be substantially performance-based. BP will also cause Amoco's general severance program as in effect immediately prior to the Effective Time to continue without any reduction in benefits for at least two years following the Effective Time.

    Following the Effective Time, BP Amoco will recognize, and cause its subsidiaries to recognize, service with Amoco and its subsidiaries and any predecessor entities (and any other service credited by Amoco under similar benefit plans) prior to the Effective Time for all purposes (including, without limitation, eligibility to participate, vesting, benefit accrual, eligibility to commence benefits and severance) under any benefit plans of BP Amoco or its subsidiaries in which the particular employee or former employee of Amoco (or its respective subsidiaries) participates; provided, however, that the foregoing shall not result in any duplication of benefits. From and after the Effective Time, BP Amoco will recognize any and all appropriate out-of-pocket expenses of each employee or former employee of Amoco and its subsidiaries for purposes of determining such employee's and former employee's (including their beneficiaries and dependents) deductible and copayment expenses.

    From and after the Effective Time, BP Amoco will honor, and will cause its subsidiaries to honor, in accordance with its terms, each existing employment, change of control, severance and termination agreement between Amoco or any of its subsidiaries, and any officer, director or employee of such company, including without limitation all legal and contractual obligations pursuant to outstanding restoration plans, bonus deferral plans, vested and accrued benefits and similar employment and benefit arrangements and agreements in effect as of the Effective Time.

STOCK OPTIONS AND OTHER STOCK PLANS

    Pursuant to the Merger Agreement, at the Effective Time, all Amoco Stock Options which are then outstanding and unexercised will cease to represent a right to acquire Amoco Shares and will be converted automatically into options to purchase BP Amoco Ordinary Shares, and BP Amoco will assume each such Amoco Stock Option subject to the terms of the applicable Amoco compensation or benefit plan or agreement, except that from and after the Effective Time, (i) the number of BP Amoco Ordinary Shares purchasable upon exercise of each such Amoco Stock Option will be equal to the number of Amoco Shares that were purchasable under such Amoco Stock Option immediately prior to the Effective Time multiplied by 3.97, subject to any adjustments provided for in the Merger Agreement, and rounding down to the nearest whole BP Amoco Ordinary Share (or, if issued in the form of BP Amoco ADSs, the nearest whole BP ADS), and (ii) the per BP Amoco Ordinary Share exercise price under each such Amoco Stock Option will be obtained by dividing the per share exercise price of each such Amoco Stock Option by 3.97, subject to any adjustment provided for in the Merger Agreement, and rounding down to the nearest cent. Notwithstanding the foregoing, the number of BP Amoco Ordinary Shares and the per BP Amoco Ordinary Share exercise price of each Amoco Stock Option which is intended to be an "incentive stock option" (as defined in Section 422 of the Code) will be adjusted in accordance with the requirements of Section 424 of the Code. Accordingly, with respect to any incentive stock options, fractional BP Amoco Ordinary Shares will be rounded down to the nearest whole number of BP Amoco Ordinary Shares (or, if applicable, BP Amoco ADS) and, where necessary, the per BP Amoco Ordinary Share exercise price shall be rounded up to the nearest cent. BP Amoco Ordinary Shares to be issued upon the exercise of Amoco

Stock Options, will, at the election of the holders of such Amoco Stock Options, be delivered in the form of BP Amoco ADSs through the direct registration system maintained by the Depositary or evidenced by BP Amoco ADRs. BP Amoco will pay all stamp duties, SDRT and all other similar taxes or levies, if any, in connection with the exercise after the Effective Time of Amoco Stock Options that have been converted into options to purchase BP Amoco Ordinary Shares as described above.

TERMINATION; EFFECTS OF TERMINATION

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by Amoco Shareholders and by the shareholders of BP, by the mutual written consent of Amoco and BP, by action of their respective boards of directors.

    The Merger Agreement may be terminated at any time prior to the Effective Time by action of the Board of Directors of either Amoco or BP, so long as such party has not breached in any material respect its obligations under the Merger Agreement in any manner that proximately contributed to the failure of the Merger to be consummated, if (i) the Merger has not been consummated by August 31, 1999 (the "Termination Date"), (ii) any Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger has become final and non-appealable, whether before or after the approval by Amoco Shareholders or shareholders of BP, (iii) the requisite vote of Amoco Shareholders was not obtained at the Special Meeting, including any adjournments or postponements thereof, or (iv) the requisite approvals of shareholders of BP were not obtained at the BP Extraordinary General Meeting, including any adjournments or postponements thereof.

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval by Amoco Shareholders, by action of the Amoco Board if (i) the BP Board withdraws or adversely modifies its approval or recommendation to shareholders of BP of the Merger (a "BP Withdrawal"), (ii) the BP Board fails to reconfirm such recommendation within seven business days after a written request by Amoco to do so (a "BP Failure to Reconfirm"), (iii) BP or its Board of Directors either negotiates with or furnishes information to a person who has made a bona fide written Superior Proposal or recommends such a Superior Proposal to its shareholders, or (iv) BP has breached any representation, warranty, covenant or agreement contained in the Merger Agreement which would result in a failure of either the condition to the obligations of Amoco relating to the representations and warranties of BP or the condition relating to the performance by BP of its obligations and such failure cannot be or is not cured prior to the Termination Date.

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the approval by BP Shareholders, by action of the BP Board, if (i) the Amoco Board withdraws or adversely modifies its approval or recommendation to Amoco Shareholders of the Merger (an "Amoco Withdrawal"), (ii) the Amoco Board fails to reconfirm such recommendation within seven business days after a written request by BP to do so (an "Amoco Failure to Reconfirm") or
(iii) Amoco or its Board of Directors either negotiates with or furnishes information to a person who has made a bona fide written Superior Proposal or recommends such a Superior Proposal to Amoco Shareholders, or (iv) Amoco has breached any representation, warranty, covenant or agreement contained in the Merger Agreement which would result in a failure of either the condition to the obligations of BP relating to the representations and warranties of Amoco or the condition relating to the performance by Amoco of its obligations and such failure cannot be or is not cured prior to the Termination Date.

    TERMINATION PAYMENTS PAYABLE BY AMOCO

    Pursuant to the Merger Agreement, (i) if either Amoco or BP terminates the Merger Agreement because the requisite approval of Amoco Shareholders is not obtained at the Special Meeting and, at the time of the Special Meeting, there exists an Acquisition Proposal with respect to Amoco or (ii) if BP terminates the Merger Agreement due to an Amoco Withdrawal, an Amoco Failure to Reconfirm, a recommendation by Amoco or its Board of Directors of an Acquisition Proposal or a willful and intentional breach by Amoco regarding its obligations with respect to Acquisition Proposals, then Amoco will be required to pay to BP an amount equal to (a) $950,000,000, if the Merger Agreement is terminated on account of a reason described in clause (ii) of this sentence, or (b) $500,000,000, if the Merger Agreement is terminated on account of the reason described in clause (i) of this sentence, plus an additional $450,000,000 if, within 12 months of the date the Merger Agreement is terminated for the reason described in clause (i), Amoco executes and delivers an agreement with respect to any Acquisition Proposal or an Acquisition Proposal with respect to Amoco is consummated (the "Amoco Termination Amount"). In the event that the Amoco Board recommends the acceptance by Amoco Shareholders of a third-party tender or exchange offer for the Amoco Shares, such recommendation will be treated as though Amoco executed and delivered an agreement with respect to an Acquisition Proposal.

    TERMINATION PAYMENTS PAYABLE BY BP

    Pursuant to the Merger Agreement, (i) if either Amoco or BP terminates the Merger Agreement because the requisite approval of shareholders of BP is not obtained at the BP Extraordinary General Meeting and, at the time of the BP Extraordinary General Meeting there exists an Acquisition Proposal with respect to BP or (ii) Amoco terminates the Merger Agreement due to a BP Withdrawal, a BP Failure to Reconfirm, a recommendation by BP or its Board of Directors of an Acquisition Proposal or a willful and intentional breach by BP regarding its obligations with respect to Acquisition Proposals, then BP will be required to pay to Amoco an amount equal to (a) $1,000,000,000, if the Merger Agreement is terminated on account of a reason described in clause (ii) of this sentence, or
(b) $500,000,000, if the Merger Agreement is terminated on account of the reason described in clause (i) of this sentence, plus, an additional $500,000,000 if within 12 months of the date the Merger Agreement is terminated for the reason described in clause (i), BP executes and delivers an agreement with respect to any Acquisition Proposal or an Acquisition Proposal with respect to BP is consummated (the "BP Termination Amount"). In the event that the BP Board recommends the acceptance by shareholders of BP of a third-party tender or exchange offer for the BP Ordinary Shares, such recommendation will be treated as though BP executed and delivered an agreement with respect to an Acquisition Proposal.

EXPENSES

    Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated by the Merger Agreement and the Stock Option Agreement will be paid by the party incurring such expenses, except as described above under "--Termination; Effects of Termination--Termination Payments Payable by Amoco" and "--Termination Payments Payable by BP" and except that Amoco and BP will share equally the costs and expenses of filing, printing and distributing the F-4 Registration Statement, this Proxy Statement/Prospectus and the circular to be distributed to shareholders of BP and the listing particulars relating to the BP Amoco Ordinary Shares.

AMENDMENT; WAIVER

    The Merger Agreement may be amended by the parties thereto at any time prior to the Effective Time, but, after any approval by Amoco Shareholders or shareholders of BP, no amendment may be made which by law requires further approval by such shareholders without such further approval. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties to the Merger Agreement.

    Pursuant to the Merger Agreement, at any time prior to the Effective Time, any provision of the Merger Agreement may be waived if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective. Pursuant to the Merger Agreement, the failure or delay of any party to the Merger Agreement to assert any of its rights under the Merger Agreement will not constitute a waiver of those rights.

                           THE STOCK OPTION AGREEMENT

GENERAL

    Immediately following the execution of the Merger Agreement, Amoco and BP also entered into the Stock Option Agreement. The following description sets forth the material provisions of the Stock Option Agreement but is qualified in its entirety by reference to the Stock Option Agreement, which is filed as an exhibit to the F-4 Registration Statement and incorporated herein by reference in its entirety.

    Pursuant to the Stock Option Agreement, Amoco granted BP an unconditional, irrevocable option (the "Option") to purchase, subject to the terms thereof, up to 189,783,270 Amoco Shares (the "Option Shares") at a price per share in cash equal to $41.00 (the "Option Price"). The number of Option Shares and the Option Price are each subject to possible adjustment, as described below under "--Maximum Option Price; Adjustments to Number of Option Shares." In no event will the number of Option Shares exceed 19.9% of the Amoco Shares issued and outstanding at the time of exercise (without giving effect to the Amoco Shares issued or issuable under the Option).

    The Stock Option Agreement provides that BP may exercise the Option, in whole but not in part, by delivering a written notice thereof (in accordance with the terms of the Stock Option Agreement) within 180 days following the occurrence of a Triggering Event (as defined below), unless the Effective Time has occurred prior to the giving of such notice. For purposes of the Stock Option Agreement, a "Triggering Event" will be deemed to have occurred if the Merger Agreement is terminated and BP then or thereafter becomes entitled to receive the maximum amount of the Amoco Termination Amount payable pursuant to the Merger Agreement. Accordingly, subject to the notice provisions described above and the possible earlier termination of the Option, the Option will become exercisable on the occurrence of any of the events that would cause BP to become entitled to a termination payment from Amoco (described above under "THE MERGER AGREEMENT--Termination; Effects of Termination"), except in the event that either Amoco or BP terminates the Merger Agreement because the requisite approval of the Amoco Shareholders is not obtained at the Special Meeting and, at the time of the Special Meeting, there exists an Acquisition Proposal with respect to Amoco, BP would not be entitled to exercise the Option, unless within twelve months of the date of such termination by Amoco or BP, Amoco executes and delivers an agreement with respect to, or consummates, any Acquisition Proposal.

    The Option will terminate upon either (i) the occurrence of the Effective Time or (ii) the close of business on the earlier of (x) the day 180 days after the date that Amoco has paid to BP the maximum amount of the Amoco Termination Amount payable pursuant to the Merger Agreement or (y) the date that BP is no longer potentially entitled to receive the Amoco Termination Amount, in each case under the Merger Agreement.

    Arrangements such as the Stock Option Agreement are customarily entered into in connection with corporate mergers and acquisitions in an effort to increase the likelihood that the transactions will be consummated in accordance with their terms, and to compensate the grantee for the efforts undertaken and the expenses, losses and opportunity costs incurred by it in connection with the transactions if they are not consummated under certain circumstances involving an acquisition or potential acquisition of the issuer by a third party. The Stock Option Agreement was entered into to accomplish these objectives. The Stock Option Agreement may have the effect of discouraging offers by third parties to acquire Amoco prior to the Effective Time, even if such persons were prepared to offer to pay consideration to Amoco Shareholders which has a higher current market price than the BP ADSs to be received by Amoco Shareholders pursuant to the Merger Agreement.

    The Stock Option Agreement is not subject to the approval of Amoco Shareholders, and is effective whether or not Amoco Shareholders approve the Merger Agreement at the Special Meeting. To the best knowledge of Amoco and BP, no event giving rise to the right to exercise the Option has occurred as of the date of this Proxy Statement/Prospectus.

NOTICE OF EXERCISE

    Pursuant to the Stock Option Agreement, if BP is entitled to and wishes to exercise the Option, it has agreed to send Amoco a written notice (the date of which is referred to as the "Notice Date") specifying (i) the total amount payable to Amoco on the exercise of the Option in respect of the Option Shares and (ii) a place and date (the "Option Closing Date") not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase. However, the Stock Option Agreement provides that if a filing is required under the HSR Act, or prior notification to or approval of any other regulatory authority in the United States, the United Kingdom or elsewhere is required in connection with such purchase, Amoco and BP, as required, have agreed to promptly after the giving of such notice file any and all required notices, applications or other documents necessary for approval and expeditiously process the same. If any such filing is required, the period of time referred to in clause (ii) above will commence on the date on which BP furnishes to Amoco a supplemental written notice setting forth the Option Closing Date, which BP is required to furnish as promptly as practicable after all required notification periods have expired or been terminated and all required approvals have been obtained and all requisite waiting periods have expired or been terminated. Each of Amoco and BP has agreed to use all reasonable efforts to cooperate with and provide information to Amoco or BP, as the case may be, with respect to any such required notice, application or other document for approval.

REPURCHASE OF OPTION

    The Stock Option Agreement further provides that following the occurrence of a Triggering Event (i) at the request of BP, given in writing within 180 days of such occurrence (or later period if a notice, application or other document described above is required or if requested by BP to the extent necessary to avoid liability by BP under Section 16(b) of the Exchange Act by reason of such exercise) (the "Repurchase Notice"), Amoco will repurchase the Option from BP, in whole but not in part, at a price equal to the number of Option Shares then purchasable upon exercise of the Option multiplied by the amount by which the "market/offer price" (as defined below) exceeds the Option Price, giving effect to the Maximum Option Price (as defined below), and (ii) at the request of BP, given in writing within 180 days of such occurrence (or later period if a notice, application or other document described above is required or if requested by BP to the extent necessary to avoid liability by BP under Section 16(b) of the Exchange Act by reason of such exercise) Amoco will repurchase all Option Shares then owned by BP at a price equal to the number of such shares multiplied by the market/offer price. For purposes of the Stock Option Agreement, the term "market/offer price" means the highest of (x) the price per Amoco Share at which a tender or exchange offer for Amoco Shares has been made,
(y) the price per Amoco Share to be paid by any third party pursuant to an agreement with Amoco and (z) the highest trading price for Amoco Shares on the NYSE (or, if the Amoco Shares are not then listed on the NYSE, any other national securities exchange or automated quotation system on which the Amoco Shares are then listed or quoted) within the six-month period immediately preceding the delivery of the Repurchase Notice.

LIMITATION ON TOTAL PROFIT

    The Stock Option Agreement provides that, notwithstanding any other provision of the Stock Option Agreement, in no event will BP's Total Profit (as defined below) plus any Amoco Termination Amount paid by Amoco to BP (pursuant to the provision of the Merger Agreement described above under "THE MERGER AGREEMENT--Termination; Effects of Termination") exceed in the aggregate $1 billion, and, if it otherwise would exceed such amount, BP, at its sole election, is required to (a) reduce the number of Amoco Shares subject to the Option, (b) deliver to Amoco for cancellation Option Shares previously purchased by BP, (c) pay cash to Amoco, or (d) any combination thereof, so that BP's actually realized Total Profit plus the Amoco Termination Amount (or part thereof) so paid to BP does not exceed $1 billion after taking into account the foregoing actions. For purposes of the Stock Option Agreement, "Total Profit" means the aggregate amount (before taxes) of the following: (i) (x) the amount received by

BP pursuant to Amoco's repurchase of the Option or any Option Shares, less, in the case of any repurchase of Option Shares, (y) BP's purchase price for such Option Shares, as the case may be, and (ii) (x) the net cash amounts or the fair market value of any property received by BP pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged), but in no case less than the fair market value of such Option Shares less (y) BP's purchase price of such Option Shares.

    The Stock Option Agreement also provides that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the Option may not be exercised for a number of Amoco Shares as would, as of the date of exercise, result in a Notional Total Profit (as described below) which, together with any Amoco Termination Amount (or part thereof) theretofore paid to BP, would exceed $1 billion. For purposes of the Stock Option Agreement, the term "Notional Total Profit" with respect to the Option Shares as to which BP may propose to exercise the Option will be the Total Profit determined as of the date of such proposal assuming that the Option was exercised on such date for such number of Option Shares and assuming that such Option Shares were sold for cash at the closing market price on the NYSE for Amoco Shares as of the close of business on the preceding trading day (less customary brokerage commissions).

MAXIMUM OPTION PRICE; ADJUSTMENTS TO NUMBER OF OPTION SHARES

    The Option Price with respect to the Option Shares as to which BP may propose to exercise the Option or to request the repurchase of the Option will be adjusted downward to the extent necessary to be the Maximum Option Price. The "Maximum Option Price" is that price per Amoco Share in cash at which the Option must be exercisable in order to result in profit to BP, determined as of the date of such proposed exercise, of $50 million, assuming that the Option were exercised on such date for all Option Shares subject to the Option and assuming that all of such Option Shares were sold for cash at the closing market price on the NYSE for Amoco Shares as of the close of business on the preceding trading date (less customary brokerage commissions).

    The Stock Option Agreement provides that in the event that any additional Amoco Shares are issued or otherwise become outstanding after the date of the Stock Option Agreement (other than pursuant to the Stock Option Agreement), the aggregate number of Option Shares purchasable upon exercise of the Option shall automatically be increased (without any further action on the part of Amoco or BP being necessary) so that, taking into consideration any such issuance, such aggregate number equals 19.9% of the Amoco Shares then issued and outstanding.

                         MARKET PRICE AND DIVIDEND DATA

    As of October 19, 1998 (the Record Date for the Special Meeting), there were approximately 134,442 Amoco Shareholders of record. As of October 26, there were approximately 367,147 holders of BP Ordinary Shares of record and 11,391 holders of record of BP ADSs.

    The market prices for, and dividends paid on, Amoco Shares, BP Ordinary Shares and BP ADSs shown below are the market prices and dividends paid for each security without adjustments to give effect to the Merger. Such market prices are not necessarily indicative of what the market value of BP Amoco Ordinary Shares or BP Amoco ADSs will be after the Merger.

MARKET PRICES

    AMOCO

    The principal trading market for Amoco Shares is the NYSE. Their ticker symbol is "AN." Amoco Shares are also traded on the Chicago, Pacific, Toronto and Swiss Stock Exchanges. The table below sets forth, for the calendar quarters indicated, the high and low sale prices of the Amoco Shares as reported on NYSE Composite Tape, as adjusted to reflect the two-for-one split of Amoco Shares effective as of March 31, 1998.

                                                                                                        AMOCO SHARES
                                                                                                     ------------------
                                                                                                      HIGH        LOW
                                                                                                     -------    -------

                                                                                                       ($ PER SHARE)
YEAR ENDED DECEMBER 31, 1996
First Quarter.......................................................................................  37 1/16    33 3/4
Second Quarter......................................................................................  37 9/16    34 3/4
Third Quarter.......................................................................................  36 5/16    32 1/2
Fourth Quarter......................................................................................  41 3/4     35 1/8

YEAR ENDED DECEMBER 31, 1997
First Quarter.......................................................................................  45 13/16   40 1/8
Second Quarter......................................................................................  45 31/32   39 5/8
Third Quarter.......................................................................................  49 1/2     43 1/2
Fourth Quarter......................................................................................  49 3/16    40 29/32

YEAR ENDING DECEMBER 31, 1998
First Quarter.......................................................................................  44 23/32   38 5/8
Second Quarter......................................................................................  47 1/16    40 3/16
Third Quarter.......................................................................................  57 15/16   39 1/2
Fourth Quarter (until October 26, 1998).............................................................  56 3/8     51 1/16

    The last sale price of an Amoco Share as reported on the NYSE Composite Tape
(i) on August 10, 1998, the last full trading day prior to the public announcement of the execution of the Merger Agreement, was $41.00 per Amoco Share and (ii) on October 26, 1998, the last practicable trading day for which information was available prior to the printing of this Proxy
Statement/Prospectus, was $54.00 per Amoco Share.

    AMOCO SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE AMOCO SHARES.

    BP

    The primary trading market for the BP Ordinary Shares is, and the primary trading market for the BP Amoco Ordinary Shares will be, the LSE. The BP Ordinary Shares are, and the BP Amoco Ordinary Shares will be, also traded on stock exchanges in France, Germany, Japan and Switzerland. BP ADSs, each representing six BP Ordinary Shares, have been issued by the Depositary and are listed on the NYSE, where their ticker symbol is "BP." BP Amoco ADSs, each representing six BP Amoco Ordinary Shares, will be issued by the Depositary and will be listed on the NYSE, with the same ticker symbol.

    The table below sets forth, for the periods indicated, the highest and lowest middle-market quotations for the BP Ordinary Shares as derived from the Daily Official List of the LSE and the highest and lowest sales prices of BP ADSs on the NYSE Composite Tape.

                                                                           BP ORDINARY SHARES
                                                                                                   BP ADSS (1)
                                                                         ---------------------- ------------------
                                                                            HIGH         LOW     HIGH        LOW
                                                                            -----        ---    -------    -------

                                                                             (PENCE PER BP        ($ PER BP ADS)
                                                                            ORDINARY SHARE)
YEAR ENDED DECEMBER 31, 1996
First Quarter..........................................................         577         514  54         47 1/4
Second Quarter.........................................................         599         555  55 1/4     51 9/16
Third Quarter..........................................................         663         570  62 11/16   54 5/16
Fourth Quarter.........................................................         701         634  71 7/8     62 3/8

YEAR ENDED DECEMBER 31, 1997
First Quarter..........................................................         748         663  73 1/2     64 7/8
Second Quarter.........................................................         759         670  75 3/8     65 11/16
Third Quarter..........................................................         956         756  93         74 5/8
Fourth Quarter.........................................................         939         797  91 7/8     79

YEAR ENDING DECEMBER 31, 1998
First Quarter..........................................................         934         746  96         73 3/4
Second Quarter.........................................................         968         833  97 5/16    82 7/8
Third Quarter..........................................................         910         737  91 3/4     73
Fourth Quarter (until October 26, 1998)................................         868         815  89 1/8     81 7/16

------------------------

(1) Each BP ADS represents six BP Ordinary Shares.

    The last middle market quotation of the BP Ordinary Shares on the Daily Official List of the LSE and the last sales price of the BP ADSs on the NYSE Composite Tape at the close of business (i) on August 10, 1998, the last full trading day on the LSE and the NYSE prior to the public announcement of the execution of the Merger Agreement, were 773p per BP Ordinary Share and $76.00 per BP ADS and (ii) on October 26, 1998, the last practicable trading day for which information was available prior to the printing of this Proxy Statement/Prospectus, were 838p per BP Ordinary Share and $85.00 per BP ADS.

    AMOCO SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE BP ORDINARY SHARES AND THE BP ADSS.

DIVIDEND DATA

    AMOCO

    Amoco has historically declared and paid dividends quarterly. The following table sets forth the quarterly dividends in respect of the Amoco Shares declared and paid in each of the past five years. Amoco expects to pay its regular quarterly dividend in December of 1998.

                                                                                   DIVIDENDS ($) PER AMOCO SHARE (1)
                                                                     -------------------------------------------------------------
                                                                        FIRST       SECOND        THIRD       FOURTH
                                                                       QUARTER      QUARTER      QUARTER      QUARTER      TOTAL
                                                                     -----------  -----------  -----------  -----------  ---------
YEAR ENDED DECEMBER 31,
1993...............................................................       0.275        0.275        0.275        0.275        1.10
1994...............................................................       0.275        0.275        0.275        0.275        1.10
1995...............................................................       0.300        0.300        0.300        0.300        1.20
1996...............................................................       0.325        0.325        0.325        0.325        1.30
1997...............................................................       0.350        0.350        0.350        0.350        1.40
1998...............................................................       0.375        0.375        0.375       --          --

------------------------

(1) Amoco per share data reflects a two-for-one stock split of Amoco Shares outstanding on March 31, 1998. All per share dividend amounts for prior periods have been restated accordingly.

    BP

    The following table sets forth dividends announced and paid in respect of BP Ordinary Shares, on a per BP ADS basis, for the periods indicated, including the associated U.K. tax credit available to certain beneficial owners of BP Ordinary Shares or BP ADSs who are resident in the U.S. for tax purposes, but before deduction of U.K. withholding taxes. See "CERTAIN TAX CONSEQUENCES--United Kingdom Tax Consequences of the Ownership of BP Amoco Ordinary Shares and BP Amoco ADSs." Therefore, the amounts shown are not those that were actually paid to holders of BP Ordinary Shares and BP ADSs. It should be noted that the percentage of any dividend represented by the associated U.K. tax credit has varied over the periods indicated and that, on and after April 6, 1999, the U.K. tax credit will effectively be completely set off by the amount of applicable U.K. withholding taxes. Dividends have been translated from pounds sterling per BP ADS into U.S. dollars using the exchange rate at the close of business in London on the business day last preceding the day when the BP directors announced their intention to pay quarterly dividends for such period. Dividends have historically been announced quarterly in August, November, February and May. See "CURRENCIES AND EXCHANGE RATES," "DESCRIPTION OF BP AMOCO ORDINARY SHARES--Dividends," "BP AMOCO FOLLOWING THE MERGER-- Dividends" and "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES--Dividends, Other Distributions, Rights and Changes Affecting Deposited Securities."

                                                                          DIVIDENDS PER BP ORDINARY SHARE AND BP ADS (1)
                                                                   -------------------------------------------------------------
                                                                      FIRST       SECOND        THIRD       FOURTH
                                                                     QUARTER      QUARTER      QUARTER      QUARTER      TOTAL
                                                                   -----------  -----------  -----------  -----------  ---------
YEAR ENDED DECEMBER 31,
1993
  Ordinary Share.................................................        2.10p        2.10p        2.10p        2.10p       8.40p
  ADS............................................................   $    0.25    $    0.24    $    0.23    $    0.23   $    0.95
1994
  Ordinary Share.................................................        2.50p        2.50p        2.50p        3.00p      10.50p
  ADS............................................................   $    0.28    $    0.29    $    0.31    $    0.35   $    1.23
1995
  Ordinary Share.................................................        3.00p        4.00p        4.00p        4.25p      15.25p
  ADS............................................................   $    0.36    $    0.48    $    0.47    $    0.49   $    1.80
1996
  Ordinary Share.................................................        4.25p        5.00p        5.00p        5.25p      19.50p
  ADS............................................................   $    0.48    $    0.58    $    0.62    $    0.64   $    2.32
1997
  Ordinary Share.................................................        5.25p        5.50p        5.50p        5.75p      22.00p
  ADS............................................................   $    0.64    $    0.67    $    0.69    $    0.71   $    2.71
1998
  Ordinary Share.................................................        5.75p        6.00p      --           --          --
  ADS............................................................   $    0.61    $    0.62       --           --          --

------------------------

(1) With effect from June 6, 1997, BP split existing ADSs on a two-for-one basis so that a BP ADS is now equivalent to six BP Ordinary Shares. Comparative figures for prior periods have been restated accordingly.

                              DESCRIPTION OF AMOCO

    Amoco produces and markets crude oil and petroleum products and natural gas worldwide and has exploration activities in approximately 20 countries. Amoco and its consolidated subsidiaries form a large integrated petroleum and chemical enterprise. Amoco's main businesses are as follows:

Exploration and Production........  Exploration and Production is engaged in exploring for, developing and producing crude oil and natural gas,
                                      extraction of natural gas liquids ("NGL") and
                                      marketing of natural gas.
Petroleum Products................  Petroleum Products is responsible for petroleum refining operations, marketing of all petroleum products, the
                                      transportation of crude oil and petroleum products,
                                      associated supply and trading activities (primarily in
                                      the United States), and wholesale marketing of
                                      Canadian crude oil, sulfur and NGL.
Chemicals.........................  Chemicals is engaged in the manufacture and sale of various petroleum-based chemical products.

                               DESCRIPTION OF BP

    BP is one of the world's largest petroleum and petrochemical groups, with a wide operational and geographic scope. It has well established operations in Europe, the United States, Australia and parts of Africa, and is expanding its presence in other areas, notably China, Southeast Asia, South America and the former Soviet Union. BP's main businesses are as follows:

Exploration and Production........  Exploration and Production is engaged in oil and gas exploration and field development and production
                                      (upstream activities), together with pipeline
                                      transportation, gas processing and gas marketing
                                      (midstream activities).
Refining and Marketing............  The activities of Refining and Marketing include oil supply and trading as well as refining and marketing
                                      (downstream activities).
Chemicals.........................  Chemicals activities include petrochemicals manufacturing and marketing.

                         BP AMOCO FOLLOWING THE MERGER

    Upon consummation of the Merger, BP will be renamed "BP Amoco p.l.c." The worldwide headquarters of BP Amoco will be in London. Amoco's head office in Chicago will be the headquarters for BP Amoco's North American refining, marketing and transportation business and is expected, after a transition period, to be the headquarters for the worldwide chemicals business. The head office for exploration and production operations for the Western hemisphere is expected to be in Houston, Texas, where both Amoco and BP currently have offices. The Amoco brand is expected to be extended over time to all of BP's retail gasoline and convenience store outlets in the United States. Retail sites elsewhere in the world will carry the BP brand.

    Information regarding the management of BP Amoco after the Merger is contained under the caption "DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER" and additional information regarding the expected synergies to be achieved in connection with the Merger is contained under the caption "THE MERGER--Reasons for the Merger."

FINANCIAL INFORMATION

    BP Amoco will, like Amoco and BP currently, have a financial year-end of December 31. BP's business is already substantially U.S. dollar-based. This will be accentuated by the Merger, with BP Amoco having an overwhelmingly U.S. dollar-based business, with substantial U.S. dollar assets and U.S. dollar income streams. Accordingly, the financial statements of BP Amoco will be presented in U.S. dollars and prepared in accordance with U.K. GAAP. Also presented will be a reconciliation of certain financial information, such as profit and shareholders' interest, to U.S. GAAP.

DIVIDENDS

    BP has historically paid dividends on a quarterly basis and expects that BP Amoco will continue to pay quarterly dividends on BP Amoco Ordinary Shares. The future dividends of BP Amoco will be dependent on its future earnings and financial condition and other factors affecting its businesses, but it is intended that BP Amoco will pay dividends equal to approximately 50% of its estimated average earnings over the course of the business cycle. The expected payment dates for the four BP Amoco dividends to which Amoco Shareholders will be entitled in 1999 (assuming that the Merger is completed by December 31, 1998) will be in April, June, September and December. In subsequent years, BP's schedule of dividend payments will be changed to payments in March, June, September and December of each year in order to harmonize dividend payment dates for both Amoco Shareholders and shareholders of BP.

    If the Merger becomes effective, Amoco and BP currently expect that the timetable for dividends to be paid in the remainder of 1998 and in 1999 will be as set forth below, assuming that the Effective Time occurs on or prior to December 31, 1998.

                               DATE OF ANNOUNCEMENT        RECORD DATE                 PAYMENT DATE
                               --------------------------  --------------------------  --------------------------
Amoco Shareholders only        October 27, 1998            November 11, 1998           December 10, 1998
BP Shareholders only           November 3, 1998            November 13, 1998           February 1, 1999
BP Amoco Shareholders          February 16, 1999           February 26, 1999           April 6, 1999
BP Amoco Shareholders          May 4, 1999                 May 14, 1999                June 10, 1999
BP Amoco Shareholders          August 3, 1999              August 13, 1999             September 10, 1999
BP Amoco Shareholders          November 2, 1999            November 12, 1999           December 10, 1999

    The timetable set forth above represents the current expectations of Amoco's and BP's Boards. The announcement of a dividend in any quarter is not assured, and is ultimately within the discretion of the board of directors of the relevant company.

    For a period of at least five years following the Merger, BP Amoco will announce dividends on BP Amoco Ordinary Shares in U.S. dollars and state an equivalent pounds sterling dividend. Holders of BP Amoco Ordinary Shares will receive dividends in pounds sterling and holders of BP Amoco ADSs will receive such dividends in U.S. dollars. Since BP Amoco dividends will be determined by reference to projected earnings calculated in U.S. dollars, BP Amoco Shareholders who receive dividends in pounds sterling can expect fluctuation between the amounts of one receipt and the next because of U.S. dollar/ pounds sterling exchange rate fluctuation. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES--Dividends, Other Distributions, Rights and Changes Affecting Deposited Securities."

    BP currently has in place a share dividend plan that gives BP Shareholders the opportunity to elect to receive fully paid BP Ordinary Shares in lieu of cash dividends. Holders of BP ADSs are currently permitted to participate in the share dividend plan through the Depositary, on the instruction of BP. However, following the decision of the U.K. government to abolish advance corporation tax, this share dividend plan will no longer be available for any dividends payable to holders of BP Amoco Ordinary Shares on or after April 6, 1999. It is anticipated that a dividend reinvestment program for holders of BP Ordinary Shares and, after the Effective Time, BP Amoco Ordinary Shares, will be introduced. It is also anticipated that a direct access plan will be established from the Effective Time whereby United States and Canadian residents can acquire BP Amoco ADSs. This plan will replace the Amoco Direct Access Plan.

                           DESCRIPTION OF MERGER SUB

    Merger Sub is a wholly owned subsidiary of BP organized under the laws of Indiana. It was incorporated in August 1998 solely for use in the Merger, and is engaged in no other business. Its executive offices are located at Britannic House, 1 Finsbury Circus, London, EC2M 7BA England.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

INTRODUCTORY NOTE

    The following Unaudited Pro Forma Condensed Consolidated Financial Information gives pro forma effect to the Merger, after giving effect to the pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus. See "AVAILABLE INFORMATION."

    The Unaudited Pro Forma Condensed Consolidated Financial Information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of BP Amoco would have been had the Merger occurred on the respective dates assumed, nor is it necessarily indicative of BP Amoco's future operating results or consolidated financial position.

    The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP. Note 42 to the consolidated financial statements of BP included in BP's Form 6-K filed on October 23, 1998, which presented restated financial information for the years ended December 31, 1997, 1996 and 1995 provides a description of the principal differences between U.K. GAAP and U.S. GAAP as they relate to BP. A reconciliation of the pro forma profit and pro forma ordinary shareholders' interest to U.S. GAAP is included in Note 10 to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    BP's use of the replacement cost basis for inventory accounting is explained in Note 1 to the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. The replacement cost basis is generally similar to the LIFO basis.

    BP Amoco intends to account for the Merger using the merger method of accounting under U.K. GAAP and the Merger qualifies for pooling-of-interests method of accounting under U.S. GAAP. The pro forma financial information has been prepared on this basis.

    The historical financial statements of Amoco have been prepared in accordance with U.S. GAAP. For purposes of presenting the Unaudited Pro Forma Condensed Consolidated Financial Information, financial information relating to Amoco has been adjusted to conform with BP's accounting policies under U.K. GAAP as described in Notes 3 and 6 to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The unaudited historical financial statements of Amoco are presented in U.S. dollars. For purposes of presenting the Pro Forma Condensed Consolidated Financial Information, the adjusted Amoco results of operations for all periods presented have been translated into pounds sterling at the average exchange rate used by BP in the preparation of its unaudited historical condensed consolidated income statement for the period concerned (see Note 4). The unaudited historical condensed consolidated balance sheet of Amoco at June 30, 1998 has been translated into pounds sterling at the effective exchange rate ruling on the date used by BP in the preparation of its unaudited historical condensed consolidated balance sheet at June 30, 1998 (see Note 7). The use of these exchange rates in the Unaudited Pro Forma Condensed Consolidated Financial Information should not be construed to signify that the U.S. dollar amounts actually represent such pounds sterling amounts or could be converted into pounds sterling at the rate indicated or at any other rate, at any time.

    The pro forma merger adjustments reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet and described in Note 8 reflect estimates made by BP management and assumptions that it believes to be reasonable. There are no pro forma merger adjustments in the accompanying Unaudited Pro Forma Condensed Consolidated Income Statements to eliminate transactions between Amoco and BP because such amounts are considered to be immaterial. No account has been taken, within the Unaudited Pro Forma Condensed Consolidated Financial Information, of any synergies (including cost savings) or any severance and restructuring costs, which may or are expected to occur as a result of the Merger. See "THE MERGER--Reasons for the Merger."

    Amoco Shareholders will be entitled to receive for each Amoco Share held as of the Effective Time 3.97 BP Amoco Ordinary Shares. Such BP Amoco Ordinary Shares will be delivered in the form of BP Amoco ADSs, each of which represents six BP Amoco Ordinary Shares. The precise number of Amoco Shares to be cancelled and exchanged in the Merger cannot be determined until the Effective Time.

    The pro forma amounts pertaining to the consolidated BP Amoco entity in the Unaudited Pro Forma Condensed Consolidated Financial Information are presented in pounds sterling and are also expressed in U.S. dollars, the latter being presented solely for convenience and translated at the Noon Buying Rate on June 30, 1998, which was $1.67 to L1.00.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

    The following unaudited pro forma condensed consolidated income statement for the six months ended June 30, 1998 is derived from the unaudited historical condensed consolidated income statements of Amoco and BP for the six months then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. Such adjustments have been determined as if the Merger took place on January 1, 1995, the first day of the earliest financial period presented in the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus. The pro forma amounts for BP Amoco conveyed in U.S. dollars have been adjusted to comply with U.K. GAAP.

                                                                                                                      BP AMOCO
                                                      BP                              AMOCO                           PRO FORMA
                                                  -----------  ----------------------------------------------------  -----------
                                                   U.K. GAAP    U.S. GAAP    ADJUSTMENTS    U.K. GAAP    U.K. GAAP    U.K. GAAP
                                                  -----------  -----------  -------------  -----------  -----------  -----------
                                                       L            $             $             $            L            L
                                                                            (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                   (NOTE 1)     (NOTE 2)      (NOTE 3)                   (NOTE 4)

Turnover........................................      17,394       13,696            89(a)     13,785        8,355       25,749
Less: joint ventures............................       4,361          139            25(a)        164           99        4,460
                                                  -----------  -----------        -----    -----------  -----------  -----------
Group turnover..................................      13,033       13,557            64        13,621        8,256       21,289
Replacement cost of sales.......................      10,567       11,039            61(b)     11,100        6,728       17,295
Production taxes................................         153           85             2(c)         87           53          206
                                                  -----------  -----------        -----    -----------  -----------  -----------
Gross profit....................................       2,313        2,433             1         2,434        1,475        3,788
Distribution and administration expenses........       1,036        1,294            56(d)      1,350          818        1,854
Exploration expense.............................          77          314        --    (e)        314          190          267
                                                  -----------  -----------        -----    -----------  -----------  -----------
                                                       1,200          825           (55)          770          467        1,667
Other income....................................         144          297           (59)(f)        238         144          288
                                                  -----------  -----------        -----    -----------  -----------  -----------
Group replacement cost operating profit.........       1,344        1,122          (114)        1,008          611        1,955
Share of profits of joint ventures..............         229            8            36(g)         44           27          256
Share of profits of associated undertakings.....         136           (6)           24(h)         18           11          147
                                                  -----------  -----------        -----    -----------  -----------  -----------
Total replacement cost operating profit.........       1,709        1,124           (54)        1,070          649        2,358
Profit (loss) on sale or termination of
  operations....................................           7           --            66(i)         66           40           47
                                                  -----------  -----------        -----    -----------  -----------  -----------
Replacement cost profit before interest and
  tax...........................................       1,716        1,124            12         1,136          689        2,405
Inventory holding gains (losses)................        (386)      --              (151)(j)       (151)        (92)        (478)
                                                  -----------  -----------        -----    -----------  -----------  -----------
Historical cost profit before interest and
  tax...........................................       1,330        1,124          (139)          985          597        1,927
Interest expense................................         158          186            46(k)        232          141          299
                                                  -----------  -----------        -----    -----------  -----------  -----------
Profit before taxation..........................       1,172          938          (185)          753          456        1,628
Taxation........................................         422          266            44(l)        310          188          610
                                                  -----------  -----------        -----    -----------  -----------  -----------
Profit after taxation...........................         750          672          (229)          443          268        1,018
Minority shareholders' interest (MSI)...........           1           (1)           30(m)         29           18           19
                                                  -----------  -----------        -----    -----------  -----------  -----------
Profit for the period...........................         749          673          (259)          414          250          999
                                                  -----------  -----------        -----    -----------  -----------  -----------
Profit for the period applicable to ordinary
  shares........................................         749          673          (259)          414          250          999
                                                  -----------  -----------        -----    -----------  -----------  -----------
                                                  -----------  -----------        -----    -----------  -----------  -----------
Profit per ordinary share
  Profit for the period.........................       13.0p                                     0.43        26.1p        10.4p
  Replacement cost profit before exceptional
    items.......................................       19.5p                                     0.54        33.0p        15.0p
                                                  -----------                              -----------  -----------  -----------
                                                  -----------                              -----------  -----------  -----------
Average number outstanding shares (in
  millions).....................................       5,765                                      959          959        9,572
                                                  -----------                              -----------  -----------  -----------
                                                  -----------                              -----------  -----------  -----------
Reconciliation of replacement cost results
Profit for the period...........................         749                                      414          250          999
Inventory holding (gains) losses................         386                                      151           92          478
                                                  -----------                              -----------  -----------  -----------
Replacement cost profit for the period..........       1,135                                      565          342        1,477
Exceptional items net of tax and MSI............         (11)                                     (43)         (26)         (37)
                                                  -----------                              -----------  -----------  -----------
Replacement cost profit before exceptional
  items.........................................       1,124                                      522          316        1,440
                                                  -----------                              -----------  -----------  -----------
                                                  -----------                              -----------  -----------  -----------


                                                   U.K. GAAP
                                                  -----------
                                                       $

Turnover........................................      43,001
Less: joint ventures............................       7,448
                                                  -----------
Group turnover..................................      35,553
Replacement cost of sales.......................      28,883
Production taxes................................         344
                                                  -----------
Gross profit....................................       6,326
Distribution and administration expenses........       3,096
Exploration expense.............................         446
                                                  -----------
                                                       2,784
Other income....................................         481
                                                  -----------
Group replacement cost operating profit.........       3,265
Share of profits of joint ventures..............         428
Share of profits of associated undertakings.....         245
                                                  -----------
Total replacement cost operating profit.........       3,938
Profit (loss) on sale or termination of
  operations....................................          78
                                                  -----------
Replacement cost profit before interest and
  tax...........................................       4,016
Inventory holding gains (losses)................        (798)
                                                  -----------
Historical cost profit before interest and
  tax...........................................       3,218
Interest expense................................         499
                                                  -----------
Profit before taxation..........................       2,719
Taxation........................................       1,019
                                                  -----------
Profit after taxation...........................       1,700
Minority shareholders' interest (MSI)...........          32
                                                  -----------
Profit for the period...........................       1,668
                                                  -----------
Profit for the period applicable to ordinary
  shares........................................       1,668
                                                  -----------
                                                  -----------
Profit per ordinary share
  Profit for the period.........................        0.17
  Replacement cost profit before exceptional
    items.......................................        0.25
                                                  -----------
                                                  -----------
Average number outstanding shares (in
  millions).....................................       9,572
                                                  -----------
                                                  -----------
Reconciliation of replacement cost results
Profit for the period...........................       1,668
Inventory holding (gains) losses................         798
                                                  -----------
Replacement cost profit for the period..........       2,466
Exceptional items net of tax and MSI............         (62)
                                                  -----------
Replacement cost profit before exceptional
  items.........................................       2,404
                                                  -----------
                                                  -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

    The following unaudited pro forma condensed consolidated income statement for the six months ended June 30, 1997 is derived from the unaudited historical condensed consolidated income statements of Amoco and BP for the six months then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. Such adjustments have been determined as if the Merger took place on January 1, 1995, the first day of the earliest financial period presented in the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus.

                                                                  BP                             AMOCO
                                                              -----------  --------------------------------------------------
                                                               U.K. GAAP    U.S. GAAP   ADJUSTMENTS   U.K. GAAP    U.K. GAAP
                                                              -----------  -----------  -----------  -----------  -----------
                                                                   L            $            $            $            L
                                                                          (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                               (NOTE 1)     (NOTE 2)     (NOTE 3)                  (NOTE 4)
Turnover....................................................      24,119       15,806           78(a)     15,884       9,744
Less: joint ventures........................................       4,877       --           --    (a)     --          --
                                                              -----------  -----------  -----------  -----------  -----------
Group turnover..............................................      19,242       15,806           78       15,884        9,744
Replacement cost of sales...................................      15,586       12,329           53(b)     12,382       7,596
Production taxes............................................         351          150            5(c)        155          95
                                                              -----------  -----------  -----------  -----------  -----------
Gross profit................................................       3,305        3,327           20        3,347        2,053
Distribution and administration expenses....................       1,267        1,207           56(d)      1,263         775
Exploration expense.........................................         101          294           --(e)        294         180
                                                              -----------  -----------  -----------  -----------  -----------
                                                                   1,937        1,826          (36)       1,790        1,098
Other income................................................          89          188           23(f)        211         130
                                                              -----------  -----------  -----------  -----------  -----------
Group replacement cost operating profit.....................       2,026        2,014          (13)       2,001        1,228
Share of profits of joint ventures..........................         160       --           --    (g)     --          --
Share of profits of associated undertakings.................         139            6           30(h)         36          22
                                                              -----------  -----------  -----------  -----------  -----------
Total replacement cost operating profit.....................       2,325        2,020           17        2,037        1,250
                                                              -----------  -----------  -----------  -----------  -----------
Profit (loss) on sale or termination of operations..........          (5)      --           --    (i)     --          --
                                                              -----------  -----------  -----------  -----------  -----------
Replacement cost profit before interest and tax.............       2,320        2,020           17        2,037        1,250
Inventory holding gains (losses)............................        (325)      --             (358)(j)       (358)       (220)
                                                              -----------  -----------  -----------  -----------  -----------
Historical cost profit before interest and tax..............       1,995        2,020         (341)       1,679        1,030
Interest expense............................................         164          162           18(k)        180         111
                                                              -----------  -----------  -----------  -----------  -----------
Profit before taxation......................................       1,831        1,858         (359)       1,499          919
Taxation....................................................         659          562          (53)(l)        509        312
                                                              -----------  -----------  -----------  -----------  -----------
Profit after taxation.......................................       1,172        1,296         (306)         990          607
Minority shareholders' interest (MSI).......................           7       --               55(m)         55          34
                                                              -----------  -----------  -----------  -----------  -----------
Profit for the period.......................................       1,165        1,296         (361)         935          573
                                                              -----------  -----------  -----------  -----------  -----------
Profit for the period applicable to ordinary shares.........       1,165        1,296         (361)         935          573
                                                              -----------  -----------  -----------  -----------  -----------
                                                              -----------  -----------  -----------  -----------  -----------
Profit per ordinary share
  Profit for the period.....................................       20.5p                                   0.95        58.1p
  Replacement cost profit before exceptional items..........       26.4p                                   1.31        80.3p
                                                              -----------                            -----------  -----------
                                                              -----------                            -----------  -----------
Average number outstanding of ordinary shares (in
  millions).................................................       5,671                                    987          987
                                                              -----------                            -----------  -----------
                                                              -----------                            -----------  -----------

Reconciliation of replacement cost results
Profit for the period.......................................       1,165                                    935          573
Inventory holding (gains) losses............................         325                                    358          220
                                                              -----------                            -----------  -----------
Replacement cost profit for the period......................       1,490                                  1,293          793
Exceptional items net of tax and MSI........................           5                                 --           --
                                                              -----------                            -----------  -----------
Replacement cost profit before exceptional items............       1,495                                  1,293          793
                                                              -----------                            -----------  -----------
                                                              -----------                            -----------  -----------

                                                               BP AMOCO
                                                               PRO FORMA
                                                              -----------
                                                               U.K. GAAP
                                                              -----------
                                                                   L

Turnover....................................................      33,863
Less: joint ventures........................................       4,877
                                                              -----------
Group turnover..............................................      28,986
Replacement cost of sales...................................      23,182
Production taxes............................................         446
                                                              -----------
Gross profit................................................       5,358
Distribution and administration expenses....................       2,042
Exploration expense.........................................         281
                                                              -----------
                                                                   3,035
Other income................................................         219
                                                              -----------
Group replacement cost operating profit.....................       3,254
Share of profits of joint ventures..........................         160
Share of profits of associated undertakings.................         161
                                                              -----------
Total replacement cost operating profit.....................       3,575
                                                              -----------
Profit (loss) on sale or termination of operations..........          (5)
                                                              -----------
Replacement cost profit before interest and tax.............       3,570
Inventory holding gains (losses)............................        (545)
                                                              -----------
Historical cost profit before interest and tax..............       3,025
Interest expense............................................         275
                                                              -----------
Profit before taxation......................................       2,750
Taxation....................................................         971
                                                              -----------
Profit after taxation.......................................       1,779
Minority shareholders' interest (MSI).......................          41
                                                              -----------
Profit for the period.......................................       1,738
                                                              -----------
Profit for the period applicable to ordinary shares.........       1,738
                                                              -----------
                                                              -----------
Profit per ordinary share
  Profit for the period.....................................       18.1p
  Replacement cost profit before exceptional items..........       23.9p
                                                              -----------
                                                              -----------
Average number outstanding of ordinary shares (in
  millions).................................................       9,589
                                                              -----------
                                                              -----------
Reconciliation of replacement cost results
Profit for the period.......................................       1,738
Inventory holding (gains) losses............................         545
                                                              -----------
Replacement cost profit for the period......................       2,283
Exceptional items net of tax and MSI........................           5
                                                              -----------
Replacement cost profit before exceptional items............       2,288
                                                              -----------
                                                              -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1997

    The following unaudited pro forma condensed consolidated income statement for the year ended December 31, 1997 is derived from the historical condensed consolidated income statements of Amoco and BP for the year then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. Such adjustments have been determined as if the Merger took place on January 1, 1995, the first day of the earliest financial period presented in the Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/ Prospectus. The pro forma amounts for BP Amoco conveyed in U.S. dollars have been adjusted to comply with U.K. GAAP.

                                                         BP                               AMOCO
                                                     -----------  ------------------------------------------------------
                                                      U.K. GAAP    U.S. GAAP     ADJUSTMENTS     U.K. GAAP    U.K. GAAP
                                                     -----------  -----------  ---------------  -----------  -----------
                                                          L            $              $              $            L
                                                                   (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                      (NOTE 1)     (NOTE 2)       (NOTE 3)                    (NOTE 4)
Turnover...........................................      46,563       32,103             98(a)      32,201       19,635
Less: joint ventures...............................      10,178           71             41(a)         112           69
                                                     -----------  -----------           ---     -----------  -----------
Group turnover.....................................      36,385       32,032             57         32,089       19,566
Replacement cost of sales..........................      29,624       25,304             41(b)      25,345       15,454
Production taxes...................................         617          286              9(c)         295          180
                                                     -----------  -----------           ---     -----------  -----------
Gross profit.......................................       6,144        6,442              7          6,449        3,932
Distribution and administration expenses...........       2,432        2,633            120(d)       2,753        1,679
Exploration expense................................         199          635              1(e)         636          388
                                                     -----------  -----------           ---     -----------  -----------
                                                          3,513        3,174           (114)         3,060        1,865
Other income.......................................         205          902           (574)(f)        328          200
                                                     -----------  -----------           ---     -----------  -----------
Group replacment cost operating profit.............       3,718        4,076           (688)         3,388        2,065
Share of profits of joint ventures.................         317            5             19(g)          24           15
Share of profits of associated undertakings........         316           19             17(h)          36           22
                                                     -----------  -----------           ---     -----------  -----------
Total replacement cost operating profit............       4,351        4,100           (652)         3,448        2,102
Profit (loss) on sale or termination of
  operations.......................................        (105)      --                612(i)         612          373
Refinery network rationalization...................          43       --             --             --           --
                                                     -----------  -----------           ---     -----------  -----------
Replacement cost profit before interest and tax....       4,289        4,100            (40)         4,060        2,475
Inventory holding gains (losses)...................        (317)          --           (419)(j)       (419)        (255)
                                                     -----------  -----------           ---     -----------  -----------
Historical cost profit before interest and tax.....       3,972        4,100           (459)         3,641        2,220
Interest expense...................................         326          339             34(k)         373          227
                                                     -----------  -----------           ---     -----------  -----------
Profit before taxation.............................       3,646        3,761           (493)         3,268        1,993
Taxation...........................................       1,168        1,046            105(l)       1,151          702
                                                     -----------  -----------           ---     -----------  -----------
Profit after taxation..............................       2,478        2,715           (598)         2,117        1,291
Minority shareholders' interest (MSI)..............           8           (5)           143(m)         138           84
                                                     -----------  -----------           ---     -----------  -----------
Profit for the year................................       2,470        2,720           (741)         1,979        1,207
Dividend requirements on preference shares.........           1       --                            --           --
                                                     -----------  -----------           ---     -----------  -----------
Profit for the year applicable to ordinary
  shares...........................................       2,469        2,720           (741)         1,979        1,207
                                                     -----------  -----------           ---     -----------  -----------
                                                     -----------  -----------           ---     -----------  -----------
Profit per ordinary share
  Profit for the year..............................       43.3p                                       2.02       123.2p
  Replacement cost profit before exceptional
    items..........................................       49.5p                                       2.06       125.7p
                                                     -----------
                                                     -----------
Average number outstanding of ordinary shares (in
  millions)........................................       5,702                                        980          980
                                                     -----------                                -----------  -----------
                                                     -----------                                -----------  -----------

Reconciliation of replacement cost results
Profit for the year................................       2,470                                      1,979        1,207
Inventory holding (gains) losses...................         317                                        419          255
                                                     -----------                                -----------  -----------
Replacement cost profit for the year...............       2,787                                      2,398        1,462
Exceptional items net of tax and MSI...............          35                                       (377)        (230)
                                                     -----------                                -----------  -----------
Replacement cost profit before exceptional items...       2,822                                      2,021        1,232
                                                     -----------                                -----------  -----------
                                                     -----------                                -----------  -----------

                                                        BP AMOCO PRO FORMA
                                                     ------------------------
                                                      U.K. GAAP    U.K. GAAP
                                                     -----------  -----------
                                                          L            $

Turnover...........................................      66,198      110,551
Less: joint ventures...............................      10,247       17,113
                                                     -----------  -----------
Group turnover.....................................      55,951       93,438
Replacement cost of sales..........................      45,078       75,280
Production taxes...................................         797        1,331
                                                     -----------  -----------
Gross profit.......................................      10,076       16,827
Distribution and administration expenses...........       4,111        6,865
Exploration expense................................         587          980
                                                     -----------  -----------
                                                          5,378        8,982
Other income.......................................         405          677
                                                     -----------  -----------
Group replacment cost operating profit.............       5,783        9,659
Share of profits of joint ventures.................         332          554
Share of profits of associated undertakings........         338          564
                                                     -----------  -----------
Total replacement cost operating profit............       6,453       10,777
Profit (loss) on sale or termination of
  operations.......................................         268          447
Refinery network rationalization...................          43           72
                                                     -----------  -----------
Replacement cost profit before interest and tax....       6,764       11,296
Inventory holding gains (losses)...................        (572)        (955)
                                                     -----------  -----------
Historical cost profit before interest and tax.....       6,192       10,341
Interest expense...................................         553          924
                                                     -----------  -----------
Profit before taxation.............................       5,639        9,417
Taxation...........................................       1,870        3,122
                                                     -----------  -----------
Profit after taxation..............................       3,769        6,295
Minority shareholders' interest (MSI)..............          92          154
                                                     -----------  -----------
Profit for the year................................       3,677        6,141
Dividend requirements on preference shares.........           1            2
                                                     -----------  -----------
Profit for the year applicable to ordinary
  shares...........................................       3,676        6,139
                                                     -----------  -----------
                                                     -----------  -----------
Profit per ordinary share
  Profit for the year..............................       38.3p         0.64
  Replacement cost profit before exceptional
    items..........................................       42.3p         0.71

Average number outstanding of ordinary shares (in
  millions)........................................       9,593        9,593
                                                     -----------  -----------
                                                     -----------  -----------
Reconciliation of replacement cost results
Profit for the year................................       3,677        6,141
Inventory holding (gains) losses...................         572          955
                                                     -----------  -----------
Replacement cost profit for the year...............       4,249        7,096
Exceptional items net of tax and MSI...............        (195)        (326)
                                                     -----------  -----------
Replacement cost profit before exceptional items...       4,054        6,770
                                                     -----------  -----------
                                                     -----------  -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

    The following unaudited pro forma condensed consolidated income statement for the year ended December 31, 1996 is derived from the historical condensed consolidated income statements of Amoco and BP for the year then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. Such adjustments have been determined as if the Merger took place on January 1, 1995, the first day of the earliest financial period presented in the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus.

                                                                    BP                               AMOCO
                                                                -----------  ------------------------------------------------------
                                                                 U.K. GAAP    U.S. GAAP     ADJUSTMENTS     U.K. GAAP    U.K. GAAP
                                                                -----------  -----------  ---------------  -----------  -----------
                                                                     L            $              $              $            L
                                                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                                 (NOTE 1)     (NOTE 2)       (NOTE 3)                    (NOTE 4)
Turnover......................................................      44,731       32,284         --    (a)      32,284       20,695
Less: joint ventures..........................................      --           --             --    (a)      --           --
                                                                -----------  -----------           ---     -----------  -----------
Group turnover................................................      44,731       32,284         --             32,284       20,695
Replacement cost of sales.....................................      36,325       25,062            193(b)      25,255       16,189
Production taxes..............................................         823          327         --    (c)         327          210
                                                                -----------  -----------           ---     -----------  -----------
Gross profit..................................................       7,583        6,895           (193)         6,702        4,296
Distribution and administration expenses......................       3,704        2,646            (56)(d)      2,590        1,660
Exploration expense...........................................         203          680         --    (e)         680          436
                                                                -----------  -----------           ---     -----------  -----------
                                                                     3,676        3,569           (137)         3,432        2,200
Other income..................................................         233          432            (82)(f)        350          225
                                                                -----------  -----------           ---     -----------  -----------
Group replacement cost operating profit.......................       3,909        4,001           (219)         3,782        2,425
Share of profits of joint ventures............................      --           --             --    (g)      --           --
Share of profits of associated undertakings...................         311          144             34(h)         178          114
                                                                -----------  -----------           ---     -----------  -----------
Total replacement cost operating profit.......................       4,220        4,145           (185)         3,960        2,539
Profit (loss) on sale or termination of operations............        (175)      --                102(i)         102           65
European refining and marketing joint venture
  implementation..............................................        (341)      --             --             --           --
                                                                -----------  -----------           ---     -----------  -----------
Replacement cost profit before interest and tax...............       3,704        4,145            (83)         4,062        2,604
Inventory holding gains (losses)..............................         402       --                545(j)         545          349
                                                                -----------  -----------           ---     -----------  -----------
Historical cost profit before interest and tax................       4,106        4,145            462          4,607        2,953
Interest expense..............................................         439          295             24(k)         319          204
                                                                -----------  -----------           ---     -----------  -----------
Profit before taxation........................................       3,667        3,850            438          4,288        2,749
Taxation......................................................       1,107        1,016             12(l)       1,028          659
                                                                -----------  -----------           ---     -----------  -----------
Profit after taxation.........................................       2,560        2,834            426          3,260        2,090
Minority shareholders' interest (MSI).........................           8       --             --    (m)      --           --
                                                                -----------  -----------           ---     -----------  -----------
Profit for the year...........................................       2,552        2,834            426          3,260        2,090
Dividend requirements on preference shares....................           1       --                            --           --
                                                                -----------  -----------           ---     -----------  -----------
Profit for the year applicable to ordinary shares.............       2,551        2,834            426          3,260        2,090
                                                                -----------  -----------           ---     -----------  -----------
                                                                -----------  -----------           ---     -----------  -----------
Profit per ordinary share
  Profit for the year.........................................       45.5p                                       3.28       210.3p
  Replacement cost profit before exceptional items............       46.7p                                       2.62       168.3p
                                                                -----------                                -----------  -----------
                                                                -----------                                -----------  -----------
Average number outstanding of ordinary shares (in
  millions)...................................................       5,613                                        994          994
                                                                -----------                                -----------  -----------
                                                                -----------                                -----------  -----------

Reconciliation of replacement cost results
Profit for the year...........................................       2,552                                      3,260        2,090
Inventory holding (gains) losses..............................        (402)                                      (545)        (349)
                                                                -----------                                -----------  -----------
Replacement cost profit for the year..........................       2,150                                      2,715        1,741
Exceptional items net of tax and MSI..........................         470                                       (106)         (68)
                                                                -----------                                -----------  -----------
Replacement cost profit before exceptional items..............       2,620                                      2,609        1,673
                                                                -----------                                -----------  -----------
                                                                -----------                                -----------  -----------

                                                                 BP AMOCO
                                                                 PRO FORMA
                                                                -----------
                                                                 U.K. GAAP
                                                                -----------
                                                                     L

Turnover......................................................      65,426
Less: joint ventures..........................................      --
                                                                -----------
Group turnover................................................      65,426
Replacement cost of sales.....................................      52,514
Production taxes..............................................       1,033
                                                                -----------
Gross profit..................................................      11,879
Distribution and administration expenses......................       5,364
Exploration expense...........................................         639
                                                                -----------
                                                                     5,876
Other income..................................................         458
                                                                -----------
Group replacement cost operating profit.......................       6,334
Share of profits of joint ventures............................      --
Share of profits of associated undertakings...................         425
                                                                -----------
Total replacement cost operating profit.......................       6,759
Profit (loss) on sale or termination of operations............        (110)
European refining and marketing joint venture
  implementation..............................................        (341)
                                                                -----------
Replacement cost profit before interest and tax...............       6,308
Inventory holding gains (losses)..............................         751
                                                                -----------
Historical cost profit before interest and tax................       7,059
Interest expense..............................................         643
                                                                -----------
Profit before taxation........................................       6,416
Taxation......................................................       1,766
                                                                -----------
Profit after taxation.........................................       4,650
Minority shareholders' interest (MSI).........................           8
                                                                -----------
Profit for the year...........................................       4,642
Dividend requirements on preference shares....................           1
                                                                -----------
Profit for the year applicable to ordinary shares.............       4,641
                                                                -----------
                                                                -----------
Profit per ordinary share
  Profit for the year.........................................       48.6p
  Replacement cost profit before exceptional items............       44.9p
                                                                -----------
                                                                -----------
Average number outstanding of ordinary shares (in
  millions)...................................................       9,559
                                                                -----------
                                                                -----------
Reconciliation of replacement cost results
Profit for the year...........................................       4,642
Inventory holding (gains) losses..............................        (751)
                                                                -----------
Replacement cost profit for the year..........................       3,891
Exceptional items net of tax and MSI..........................         402
                                                                -----------
Replacement cost profit before exceptional items..............       4,293
                                                                -----------
                                                                -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1995

    The following unaudited pro forma condensed consolidated income statement for the year ended December 31, 1995 is derived from the historical condensed consolidated income statements of Amoco and BP for the year then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. Such adjustments have been determined as if the Merger took place on January 1, 1995, the first day of the earliest financial period presented in the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus.

                                                                                                                         BP AMOCO
                                                           BP                             AMOCO                          PRO FORMA
                                                       -----------  --------------------------------------------------  -----------
                                                        U.K. GAAP    U.S. GAAP   ADJUSTMENTS   U.K. GAAP    U.K. GAAP    U.K. GAAP
                                                       -----------  -----------  -----------  -----------  -----------  -----------
                                                            L            $            $            $            L            L
                                                                         (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                        (NOTE 1)     (NOTE 2)     (NOTE 3)                  (NOTE 4)
Turnover.............................................      36,106       27,169       --    (a)     27,169      17,196       53,302
Less: joint ventures.................................      --           --           --    (a)     --          --           --
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Group turnover.......................................      36,106       27,169       --           27,169       17,196       53,302
Replacement cost of sales............................      28,648       21,642          (39)(b)     21,603     13,673       42,321
Production taxes.....................................         673          213       --    (c)        213         135          808
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Gross profit.........................................       6,785        5,314           39        5,353        3,388       10,173
Distribution and administration expenses.............       3,768        2,542          (52)(d)      2,490      1,576        5,344
Exploration expense..................................         177          643       --    (e)        643         407          584
                                                       -----------  -----------  -----------  -----------  -----------  -----------
                                                            2,840        2,129           91        2,220        1,405        4,245
Other income.........................................         180          429         (130)(f)        299        189          369
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Group replacment cost operating profit...............       3,020        2,558          (39)       2,519        1,594        4,614
Share of profits of joint ventures...................      --           --           --    (g)     --          --           --
Share of profits of associated undertakings..........         418          170           49(h)        219         139          557
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Total replacement cost operating profit..............       3,438        2,728           10        2,738        1,733        5,171
Profit (loss) on sale or termination of operations...          (3)                      132(i)        132          83           80
Refinery network rationalization.....................        (965)      --           --           --           --             (965)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Replacement cost profit before interest and tax......       2,470        2,728          142        2,870        1,816        4,286
Inventory holding gains (losses).....................           2                       (35)(j)        (35)        (22)        (20)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Historical cost profit before interest and tax.......       2,472        2,728          107        2,835        1,794        4,266
Interest expense.....................................         526          306            9(k)        315         199          725
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Profit before taxation...............................       1,946        2,422           98        2,520        1,595        3,541
Taxation.............................................         829          560          131(l)        691         437        1,266
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Profit after taxation................................       1,117        1,862          (33)       1,829        1,158        2,275
Minority shareholders' interest (MSI)................          (5)      --           --    (m)     --          --               (5)
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Profit for the year..................................       1,122        1,862          (33)       1,829        1,158        2,280
Dividend requirements on preference shares...........           1       --           --           --           --                1
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Profit for the year applicable to ordinary shares....       1,121        1,862          (33)       1,829        1,158        2,279
                                                       -----------  -----------  -----------  -----------  -----------  -----------
                                                       -----------  -----------  -----------  -----------  -----------  -----------
Profit per ordinary share
  Profit for the year................................       20.2p                                   1.85       116.9p        24.1p
  Replacement cost profit before exceptional items...       36.3p                                   1.80       113.7p        33.1p
                                                       -----------                            -----------  -----------  -----------
                                                       -----------                            -----------  -----------  -----------
Average number outstanding of ordinary shares (in
  millions)..........................................       5,538                                    991          991        9,472
                                                       -----------                            -----------  -----------  -----------
                                                       -----------                            -----------  -----------  -----------
Reconciliation of replacement cost results
Profit for the year..................................       1,122                                  1,829        1,158        2,280
Inventory holding (gains) losses.....................          (2)                                    35           22           20
                                                       -----------                            -----------  -----------  -----------
Replacement cost profit for the year.................       1,120                                  1,864        1,180        2,300
Exceptional items net of tax and MSI.................         893                                    (83)         (53)         840
                                                       -----------                            -----------  -----------  -----------
                                                       -----------                            -----------  -----------  -----------
Replacement cost profit before exceptional items.....       2,013                                  1,781        1,127        3,140
                                                       -----------                            -----------  -----------  -----------
                                                       -----------                            -----------  -----------  -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                AT JUNE 30, 1998

    The following unaudited pro forma condensed consolidated balance sheet consolidates the respective unaudited historical condensed consolidated balance sheets of Amoco and BP as of June 30, 1998 and has been prepared to reflect the Merger after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and supplemental to, the respective historical consolidated financial statements and notes thereto of Amoco and BP, which are incorporated by reference in this Proxy Statement/Prospectus. The pro forma amounts for BP Amoco conveyed in U.S. dollars have been adjusted to comply with U.K. GAAP.

                                                          BP                              AMOCO
                                                      -----------  ----------------------------------------------------
                                                       U.K. GAAP    U.S. GAAP    ADJUSTMENTS    U.K. GAAP    U.K. GAAP
                                                      -----------  -----------  -------------  -----------  -----------
                                                           L            $             $             $            L

                                                                                (IN MILLIONS)
                                                       (NOTE 1)     (NOTE 2)      (NOTE 6)                   (NOTE 7)
ASSETS
Fixed assets
Intangible assets...................................       1,267          874           (17)(a)        857         513
Tangible assets.....................................      18,060       22,652           (88)(b)     22,564      13,511
Investments.........................................
  Joint Ventures
  Gross assets......................................       4,188        1,920           418         2,338        1,400
  Gross liabilities.................................      (1,744)        (809)           (9)         (818)        (490)
                                                      -----------  -----------       ------    -----------  -----------
  Net investment....................................       2,444        1,111           409         1,520          910
  Associated undertakings...........................       2,092        1,178          (214)          964          578
  Other.............................................         376       --            --            --           --
                                                      -----------  -----------       ------    -----------  -----------
                                                           4,912        2,289           195(c)      2,484        1,488
                                                      -----------  -----------       ------    -----------  -----------
Total fixed assets..................................      24,239       25,815            90        25,905       15,512
                                                      -----------  -----------       ------    -----------  -----------
Current assets
Inventories.........................................       1,456        1,220           740(d)      1,960        1,174
Trade receivables...................................       2,261        2,338             1(e)      2,339        1,401
Other receivable falling due
  Within one year...................................       1,666        1,188            10(f)      1,198          717
  After more than one year..........................       1,544          583            50(g)        633          379
Investments.........................................          47          769        --               769          460
Cash in bank and in hand............................         200          143            (5)(h)        138          83
                                                      -----------  -----------       ------    -----------  -----------
Total current assets................................       7,174        6,241           796         7,037        4,214
                                                      -----------  -----------       ------    -----------  -----------
Current liabilities falling due within one year
  Finance debt......................................       1,541        1,520        --             1,520          910
  Trade payables....................................       2,331          962             1(i)        963          577
  Other creditors...................................       4,678        3,304           (73)(j)      3,231       1,935
                                                      -----------  -----------       ------    -----------  -----------
Net current (liabilities) assets....................      (1,376)         455           868         1,323          792
                                                      -----------  -----------       ------    -----------  -----------
Total assets less current liabilities...............      22,863       26,270           958        27,228       16,304
                                                      -----------  -----------       ------    -----------  -----------
Noncurrent liabilities
  Finance debt......................................       3,181        5,373             1(k)      5,374        3,218
  Accounts payable and accrued liabilities..........       1,175          207        --               207          124
Provisions for liabilities and charges
  Deferred taxation.................................         506        2,072        (1,471)(l)        601         360
  Other provisions..................................       3,612        2,711           (70)(m)      2,641       1,581
                                                      -----------  -----------       ------    -----------  -----------
Net assets..........................................      14,389       15,907         2,498        18,405       11,021
Minority shareholders' interest.....................          35          163           857(n)      1,020          611
                                                      -----------  -----------       ------    -----------  -----------
Shareholders' interest..............................      14,354       15,744         1,641        17,385       10,410
                                                      -----------  -----------       ------    -----------  -----------
                                                      -----------  -----------       ------    -----------  -----------
REPRESENTED BY
Capital shares
  Preference........................................          12       --            --            --           --
  Ordinary..........................................       1,456        2,542        --             2,542        1,522
Paid in surplus.....................................       2,282       --            --            --           --
Merger reserve......................................      --           --            --            --           --
Retained earnings...................................      10,604       13,202         1,641(o)     14,843        8,888
                                                      -----------  -----------       ------    -----------  -----------
                                                          14,354       15,744         1,641        17,385       10,410
                                                      -----------  -----------       ------    -----------  -----------

                                                          MERGER               BP AMOCO
                                                        ADJUSTMENTS           PRO FORMA
                                                      ---------------  ------------------------
                                                         U.K. GAAP      U.K. GAAP    U.K. GAAP
                                                      ---------------  -----------  -----------
                                                             L              L            $

                                                         (NOTE 8)
ASSETS
Fixed assets
Intangible assets...................................        --              1,780        2,973
Tangible assets.....................................        --             31,571       52,723
Investments.........................................
  Joint Ventures
  Gross assets......................................        --              5,588        9,332
  Gross liabilities.................................        --             (2,234)      (3,731)
                                                               ---     -----------  -----------
  Net investment....................................        --              3,354        5,601
  Associated undertakings...........................        --              2,670        4,459
  Other.............................................        --                376          628
                                                               ---     -----------  -----------
                                                            --              6,400       10,688
                                                               ---     -----------  -----------
Total fixed assets..................................        --             39,751       66,384
                                                               ---     -----------  -----------
Current assets
Inventories.........................................        --              2,630        4,392
Trade receivables...................................        --              3,662        6,115
Other receivable falling due
  Within one year...................................        --              2,383        3,980
  After more than one year..........................        --              1,923        3,211
Investments.........................................        --                507          847
Cash in bank and in hand............................        --                283          473
                                                               ---     -----------  -----------
Total current assets................................        --             11,388       19,018
                                                               ---     -----------  -----------
Current liabilities falling due within one year
  Finance debt......................................        --              2,451        4,093
  Trade payables....................................        --              2,908        4,856
  Other creditors...................................           102          6,715       11,214
                                                               ---     -----------  -----------
Net current (liabilities) assets....................          (102)          (686)      (1,145)
                                                               ---     -----------  -----------
Total assets less current liabilities...............          (102)        39,065       65,239
                                                               ---     -----------  -----------
Noncurrent liabilities
  Finance debt......................................        --              6,399       10,687
  Accounts payable and accrued liabilities..........        --              1,299        2,169
Provisions for liabilities and charges
  Deferred taxation.................................        --                866        1,446
  Other provisions..................................        --              5,193        8,672
                                                               ---     -----------  -----------
Net assets..........................................          (102)        25,308       42,265
Minority shareholders' interest.....................        --                646        1,079
                                                               ---     -----------  -----------
Shareholders' interest..............................          (102)        24,662       41,186
                                                               ---     -----------  -----------
                                                               ---     -----------  -----------
REPRESENTED BY
Capital shares
  Preference........................................        --                 12           20
  Ordinary..........................................          (101)         2,877        4,805
Paid in surplus.....................................          (287)         1,995        3,331
Merger reserve......................................           388            388          648
Retained earnings...................................          (102)        19,390       32,382
                                                               ---     -----------  -----------
                                                              (102)        24,662       41,186
                                                               ---     -----------  -----------

     The Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information
                     are an integral part of the Statement.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 1--REPLACEMENT COST PROFIT

    Operating profit is a U.K. GAAP measure of trading performance. It excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, interest expense and taxation.

    BP determines operating profit on a replacement cost basis, which eliminates the effect of inventory holding gains and losses. For the oil and gas industry, the price of crude oil can vary significantly from period to period, hence the value of crude oil (and products) also varies. As a consequence, the amount that would be charged to cost of sales on a FIFO basis of inventory valuation would include the effect of oil price fluctuations on oil and products inventories. BP therefore charges cost of sales with the average cost of supplies incurred during the period rather than the historical cost of supplies on a FIFO basis. For this purpose, inventories at the beginning and end of the period are valued at the average cost of supplies incurred during the period rather than at their historical cost. These valuations are made quarterly by each business unit, based on local oil and product price indices applicable to their specific inventory holdings, following a methodology that has been consistently applied by BP for many years. Operating profit on the replacement cost basis is used by BP management as the primary measure of business unit trading performance and BP management believes that this measure assists investors to assess the Group's underlying trading performance from period to period.

    Replacement cost is not a U.S. GAAP measure. The major U.S. oil companies apply the LIFO basis of inventory valuation. The LIFO basis is not permitted under U.K. GAAP. The LIFO basis eliminates the effect of price fluctuations on crude oil and product inventory except where an inventory drawdown occurs in a period. BP management believes that where inventory volumes remain constant or increase in a period, operating profit on the LIFO basis will not differ materially from operating profit on BP's replacement cost basis.

    Where an inventory drawdown occurs in a period, cost of sales on a LIFO basis will be charged with the historical cost of the inventory drawn down, whereas BP's replacement cost basis charges cost of sales at the average cost of supplies for the period. To the extent that the historical cost on the LIFO basis of the inventory drawn down is lower than the current cost of supplies in the period, operating profit on the LIFO basis will be greater than operating profit on BP's replacement cost basis. To the extent that the historical cost on the LIFO basis of the inventory drawdown is greater than the current cost of supplies in the period, operating profit on the LIFO basis will be lower than operating profit on BP's replacement cost basis.

    Replacement cost profit before exceptional items excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, which are defined by U.K. GAAP. This is the measure of profit used by the BP Board in setting targets for and monitoring performance within BP. BP's management believes this indicator provides the most relevant and useful measure for investors because it most accurately reflects underlying trading performance.

NOTE 2--RECLASSIFICATION

    Reclassifications have been made to the Amoco historical financial information presented under U.S. GAAP to conform to BP's presentation under U.K. GAAP.

NOTE 3--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO INCOME STATEMENTS

    Amoco prepares its financial statements in accordance with U.S. GAAP. For purposes of preparing the Unaudited Pro Forma Condensed Consolidated Income Statements, the income statements of Amoco have been restated to conform with BP accounting policies under U.K. GAAP by giving effect to the adjustments described below.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 3--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO INCOME STATEMENTS (CONTINUED)
(a) CONSOLIDATION BASES

    Under U.S. GAAP, certain oil and gas joint ventures are proportionately consolidated, whereas under U.K. GAAP the joint ventures would either be equity accounted or completely consolidated depending on the ownership interest. Amoco's joint ventures were set up in early 1997.

(b) INVENTORY ACCOUNTING

    Amoco carries inventories at the lower of current market value or cost. Cost is determined under the LIFO method for the majority of inventories of crude oil, petroleum products and chemical products. The costs of remaining inventories are determined on the FIFO or average cost methods.

    BP carries inventories at the lower of cost or net realizable value. Cost to BP is determined using the FIFO method. Cost of sales determined on a FIFO basis is adjusted to a replacement cost basis, I.E., to reflect the average cost of supplies incurred during the year, by excluding inventory holding gains and losses.

(c) DEFERRED TAXATION

    Under the U.K. GAAP restricted liability method, deferred taxation is only provided for where timing differences are expected to reverse in the foreseeable future. For U.S. GAAP under the liability method, deferred taxation is provided for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

(d) FOREIGN CURRENCY TRANSLATION

    BP considers that the functional currency of its non-U.K. operations is the local currency except for certain exploration and production operations where the U.S. dollar is the functional currency. Amoco considers the functional currency of substantially all of its operations to be the U.S. dollar. Where there is a difference between the two companies in terms of functional currency, the functional currency of Amoco's operations has been changed to the local currency.

    The retranslation of Amoco's assets and liabilities resulting from this gives rise to currency translation differences.

(e) EXCEPTIONAL ITEMS

    Under U.K. GAAP, certain exceptional items should be shown separately on the face of the income statement after operating profit. These items are profits or losses on the sale or termination of an operation, fundamental restructuring charges and profits and losses on the disposal of fixed assets. Under U.S. GAAP these items would be classified as operating income or expenses.

(f) EQUITY ACCOUNTING

    U.K. GAAP requires the investor's share of operating profit or loss, exceptional items and interest expense of associated undertakings and joint ventures to be shown separately from those of the group on the face of the income statement. The charge for taxation for associated undertakings and joint ventures may be aggregated with the amounts shown on the face of the income statement, but must be disclosed in the notes to the accounts. For U.S. GAAP, the after-tax profits or losses (I.E., operating results after exceptional items, interest expense and taxation) should be included in the income statement as a single line item.

    U.K. GAAP requires the investor's share of the gross assets and gross liabilities of the joint venture to be shown on the face of the balance sheet, whereas under U.S. GAAP the net investment should be included as a single line item.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 3--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO INCOME STATEMENTS (CONTINUED)

                                                                               FOR THE SIX MONTHS
                                                                                     ENDED                FOR THE YEAR ENDED
                                                                                    JUNE 30,                 DECEMBER 31,
                                                                              --------------------  -------------------------------
INCREASE (DECREASE) IN CAPTION HEADING                                          1998       1997       1997       1996       1995
----------------------------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
                                                                                                  ($ MILLIONS)
Consolidation bases
    Turnover................................................................         89         78         98     --         --
    Joint ventures..........................................................         25     --             41     --         --
    Replacement cost of sales...............................................         47         18        (65)    --         --
    Production taxes........................................................          2          5          9     --         --
    Distribution and administration costs...................................          1     --         --         --         --
    Exploration expense.....................................................     --         --              1     --         --
    Share of profits of joint ventures......................................         12     --             19     --         --
    Other income............................................................          4     --             12     --         --
    Minority shareholders' interest.........................................         30         55        143     --         --
    Profit for the period...................................................     --         --         --         --         --

Inventory accounting
    Replacement cost of sales................................         33         43        130        195         11
    Inventory holding gains (losses).........................       (151)      (358)      (419)       545        (35)
    Profit for the period....................................       (184)      (401)      (549)       350        (46)
Deferred taxation
    Taxation.................................................         43        (64)       110         (3)        92
    Profit for the period....................................        (43)        64       (110)         3        (92)
Foreign currency translation
    Replacement cost of sales................................        (19)        (8)       (24)        (2)       (50)
    Distribution and administration costs....................         55         56        120        (56)       (52)
    Share of profits of associated undertakings..............     --              1        (17)    --         --
    Other income.............................................          3         23         26         20          2
    Taxation.................................................         (1)    --             (5)         5         (1)
    Profit for the period....................................        (32)       (24)       (82)        73        105
Exceptional items
    Other income.............................................        (66)    --           (612)      (102)      (132)
    Profit (loss) on the sale or termination of operations...         66     --            612        102        132
    Profit for the period....................................     --         --         --         --         --
Equity accounting
    Share of profits of joint ventures.......................         24     --         --         --         --
    Share of profits of associated undertakings..............         24         29         34         34         49
    Interest expense.........................................         46         18         34         24          9
    Taxation.................................................          2         11     --             10         40
    Profit for the period....................................     --         --         --         --         --

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 3--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO INCOME STATEMENTS (CONTINUED)

These adjustments may be summarized by caption heading as set out below.

                                                                               FOR THE SIX MONTHS
                                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                                 ENDED JUNE 30,
                                                                              --------------------  -------------------------------
                                                                                1998       1997       1997       1996       1995
                                                                              ---------  ---------  ---------  ---------  ---------
                                                                                                  ($ MILLIONS)
(a) Turnover
      Consolidation bases...................................................         89         78         98     --         --
    Joint ventures
      Consolidation bases...................................................         25     --             41     --         --
                                                                                    ---        ---        ---        ---        ---
(b) Replacement cost of sales
    Consolidation bases.....................................................         47         18        (65)    --         --
    Inventory accounting....................................................         33         43        130        195         11
    Foreign currency translation............................................        (19)        (8)       (24)        (2)       (50)
                                                                                    ---        ---        ---        ---        ---
                                                                                     61         53         41        193        (39)
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(c) Production taxes
    Consolidation bases.....................................................          2          5          9     --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(d) Distribution and administration expenses
    Consolidation bases.....................................................          1     --         --         --         --
    Foreign currency translation............................................         55         56        120        (56)       (52)
                                                                                    ---        ---        ---        ---        ---
                                                                                     56         56        120        (56)       (52)
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(e) Exploration expense
    Consolidation bases.....................................................     --         --              1     --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---

(f) Other income
    Consolidation bases.....................................................          4     --             12     --         --
    Foreign currency translation............................................          3         23         26         20          2
    Exceptional items.......................................................        (66)    --           (612)      (102)      (132)
                                                                                    ---        ---        ---        ---        ---
                                                                                    (59)        23       (574)       (82)      (130)
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(g) Share of profits of joint ventures
    Consolidation bases.....................................................         12     --             19     --         --
    Equity accounting.......................................................         24     --         --         --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                     36     --             19     --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(h) Share of profits of associated undertakings
    Equity accounting.......................................................         24         29         34         34         49
    Foreign currency translation............................................     --              1        (17)    --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                     24         30         17         34         49
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(i) Profit (loss) on sale or termination of operations
    Exceptional items.......................................................         66     --            612        102        132
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(j) Inventory holding gains (losses)
    Inventory accounting....................................................       (151)      (358)      (419)       545        (35)
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(k) Interest expense
    Equity accounting.......................................................         46         18         34         24          9
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 3--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO INCOME STATEMENTS (CONCLUDED)

                                                                               FOR THE SIX MONTHS
                                                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                                 ENDED JUNE 30,
                                                                              --------------------  -------------------------------
                                                                                1998       1997       1997       1996       1995
                                                                              ---------  ---------  ---------  ---------  ---------
                                                                                                  ($ MILLIONS)
 (l) Taxation
     Deferred taxation......................................................         43        (64)       110         (3)        92
     Foreign currency translation...........................................         (1)    --             (5)         5         (1)
     Equity accounting......................................................          2         11     --             10         40
                                                                                    ---        ---        ---        ---        ---
                                                                                     44        (53)       105         12        131
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---
(m) Minority shareholders' interest
     Consolidation bases....................................................         30         55        143     --         --
                                                                                    ---        ---        ---        ---        ---
                                                                                    ---        ---        ---        ---        ---

NOTE 4--TRANSLATION OF AMOCO INCOME STATEMENTS

    Amoco presents its financial statements in U.S. dollars. The results of Amoco, as restated under U.K. GAAP, have been translated into pounds sterling at the average rates of $1.65 to L1.00 for the six months ended June 30, 1998, $1.63 to L1.00 for the six months ended June 30, 1997, $1.64 to L1.00 for the year ended December 31, 1997, $1.56 to L1.00 for the year ended December 31, 1996, and $1.58 to L1.00 for the year ended December 31, 1995.

NOTE 5--MERGER ADJUSTMENTS TO THE CONSOLIDATED INCOME STATEMENT

    The Unaudited Pro Forma Condensed Consolidated Income Statements do not include adjustments to eliminate transactions between Amoco and BP, because such amounts are not considered material.

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO BALANCE SHEET

    Amoco presents its financial statements in accordance with U.S. GAAP. For purposes of preparing the Unaudited Pro Forma Condensed Consolidated Balance Sheet, the balance sheet of Amoco has been restated to conform with BP accounting policies under U.K. GAAP by giving effect to the adjustments described below.

(a) CONSOLIDATION BASES

    Under U.S. GAAP, certain oil and gas joint ventures are proportionately consolidated, whereas under U.K. GAAP the joint ventures would either be equity accounted or completely consolidated depending on the ownership interest. Amoco's joint ventures were set up in early 1997.

(b) INVENTORY ACCOUNTING

    Amoco carries inventories at the lower of current market value or cost. Cost is determined under the LIFO method for the majority of inventories of crude oil, petroleum products and chemical products. The costs of remaining inventories are determined on the FIFO or average cost methods.

    BP carries inventories at the lower of cost or net realizable value. Cost to BP is determined using the FIFO method. Cost of sales determined on a FIFO basis is adjusted to a replacement cost basis, I.E., to reflect the average cost of supplies incurred during the year, by excluding inventory holding gains and losses.

(c) DEFERRED TAXATION

    Under the U.K. GAAP restricted liability method, deferred taxation is only provided for where timing differences are expected to reverse in the foreseeable future. For U.S. GAAP under the liability method, deferred taxation is provided for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO BALANCE SHEET (CONTINUED)

(d) FOREIGN CURRENCY TRANSLATION

    BP considers that the functional currency of its non-U.K. operations is the local currency except for certain exploration and production operations where the U.S. dollar is the functional currency. Amoco considers the functional currency of substantially all of its operations to be the U.S. dollar. Where there is a difference between the two companies in terms of functional currency, the functional currency of Amoco's operations has been changed to the local currency.

    The retranslation of Amoco's assets and liabilities resulting from this gives rise to currency translation differences.

INCREASE (DECREASE) IN CAPTION HEADING                                                             AT JUNE 30, 1998
-------------------------------------------------------------------------------------------------  -----------------
                                                                                                     ($ MILLIONS)
Consolidation bases
    Intangible assets............................................................................              3
    Tangible assets..............................................................................            414
    Investments..................................................................................            409
    Inventories..................................................................................             (2)
    Trade receivables............................................................................              1
    Other receivables falling due
      Within one year............................................................................             10
      After more than one year...................................................................             50
    Cash at bank and in hand.....................................................................             (5)
    Trade payables...............................................................................              1
    Other accounts payable and accrued liabilities...............................................             21
    Finance debt.................................................................................              1
    Minority shareholders' interest..............................................................            857
    Retained earnings............................................................................         --
Inventory accounting
    Inventories..................................................................................            763
    Retained earnings............................................................................            763
Deferred taxation
    Investments..................................................................................            (34)
    Other accounts payable and accrued liabilities...............................................            (94)
    Deferred taxation............................................................................         (1,469)
    Other provisions for liabilities and charges.................................................            (48)
    Retained earnings............................................................................          1,577
Foreign currency translation
    Intangible assets............................................................................            (20)
    Tangible assets..............................................................................           (502)
    Investments..................................................................................           (180)
    Inventories..................................................................................            (21)
    Deferred taxation............................................................................             (2)
    Other provisions for liabilities and charges.................................................            (22)
    Retained earnings............................................................................           (699)

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO BALANCE SHEET (CONTINUED)

    These adjustments may be summarized by caption heading as set out below.

                                                                                                  AT JUNE 30, 1998
                                                                                                  -----------------
                                                                                                    ($ MILLIONS)
(a) Intangible assets
    Consolidation bases.........................................................................              3
    Foreign currency translation................................................................            (20)
                                                                                                         ------
                                                                                                            (17)
                                                                                                         ------
                                                                                                         ------
(b) Tangible assets
    Consolidation bases.........................................................................            414
    Foreign currency translation................................................................           (502)
                                                                                                         ------
                                                                                                            (88)
                                                                                                         ------
                                                                                                         ------
(c) Investments
    Consolidation bases.........................................................................            409
    Deferred taxation...........................................................................            (34)
    Foreign currency translation................................................................           (180)
                                                                                                         ------
                                                                                                            195
                                                                                                         ------
                                                                                                         ------

(d) Inventories
    Consolidation bases......................................................            (2)
    Inventory accounting.....................................................           763
    Foreign currency translation.............................................           (21)
                                                                                     ------
                                                                                        740
                                                                                     ------
                                                                                     ------
(e) Trade receivables
    Consolidation bases......................................................             1
                                                                                     ------
                                                                                     ------

(f) Other receivables falling due within 1 year
    Consolidation bases......................................................            10
                                                                                     ------
                                                                                     ------
(g) Other receivables falling due after 1 year
    Consolidation bases......................................................            50
                                                                                     ------
                                                                                     ------
(h) Cash at bank and in hand
    Consolidation bases......................................................            (5)
                                                                                     ------
                                                                                     ------
(i) Trade payables
    Consolidation bases......................................................             1
                                                                                     ------
                                                                                     ------
(j) Other creditors
    Consolidation bases......................................................            21
    Deferred taxation........................................................           (94)
                                                                                     ------
                                                                                        (73)
                                                                                     ------
                                                                                     ------
(k) Finance debt
    Consolidation bases......................................................             1
                                                                                     ------
                                                                                     ------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL AMOCO BALANCE SHEET (CONCLUDED)

                                                                                 AT JUNE 30,
                                                                                    1998
                                                                               ---------------
                                                                                                    ($ MILLIONS)
(l) Deferred taxation
    Deferred taxation...........................................................................         (1,469)
    Foreign currency translation................................................................             (2)
                                                                                                         ------
                                                                                                         (1,471)
                                                                                                         ------
                                                                                                         ------
(m) Other provisions
    Deferred taxation...........................................................................            (48)
    Foreign currency translation................................................................            (22)
                                                                                                         ------
                                                                                                            (70)
                                                                                                         ------
                                                                                                         ------
(n) Minority shareholders' interest
    Consolidation bases.........................................................................            857
                                                                                                         ------
                                                                                                         ------
(o) Retained earnings
    Consolidation bases.........................................................................         --
    Inventory accounting........................................................................            763
    Deferred taxation...........................................................................          1,577
    Foreign currency translation................................................................           (699)
                                                                                                         ------
                                                                                                          1,641
                                                                                                         ------
                                                                                                         ------

NOTE 7--TRANSLATION OF AMOCO BALANCE SHEET

    Amoco's balance sheet at June 30, 1998 in U.S. dollars, as restated into U.K. GAAP, has been translated into pounds sterling at $1.67 to L1.00, the effective Noon Buying Rate at June 30, 1998.

NOTE 8--MERGER ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet does not include adjustments to eliminate amounts payable and receivable between Amoco and BP, because such amounts are not considered material.

    In connection with the Merger, BP Amoco will incur fees and expenses of approximately L102 million. These costs relate principally to investment banking fees as well as legal, accounting and regulatory filing fees. The pro forma adjustments represent BP management's best estimate based on available information at this time. Actual amounts will differ from those reflected in the Unaudited Pro Forma Condensed Consolidated Financial Information.

    BP Amoco expects to incur significant severance and other restructuring costs as a result of the Merger. Preliminary estimates indicate that these costs will be approximately $2 billion and will be charged to income as and when the criteria for recognition of such costs under U.K. GAAP are met. As management will not be able to estimate these pre-tax costs with sufficient degree of confidence until after the Merger has occurred, no amount has been included in the Unaudited Pro Forma Condensed Consolidated Financial Information. Most of these costs will be incurred in the two years following the Effective Time.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 8--MERGER ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET (CONTINUED)

    Amoco Shareholders will be entitled to receive for each Amoco Share held as of the Effective Time 3.97 BP Amoco Ordinary Shares. Such BP Amoco Ordinary Shares will be delivered in the form of BP Amoco ADSs. The precise number of Amoco Shares to be canceled and exchanged in the Merger cannot be determined until the Effective Time. For purposes of the Merger adjustments within the Unaudited Pro Forma Condensed Consolidated Financial Information at June 30, 1998, the number of Amoco Shares issued and outstanding on June 30, 1998 (954 million shares) has been used, which would result in the issue of approximately 631 million BP Amoco ADSs.

    Assuming the Redenomination takes place, immediately prior to the Effective Time the issued BP Ordinary Shares with nominal value of 25p each will be cancelled and an equivalent number of BP Ordinary Shares with nominal value of US$0.50 each will be issued. The precise number of such shares cannot be determined until the Effective Time. For the purposes of the merger adjustments within the Unaudited Pro Forma Condensed Consolidated Financial Information at June 30, 1998, the number of BP Ordinary Shares outstanding on June 30, 1998 (5,824 million) has been used and the resulting U.S. dollar nominal value amount converted to pounds sterling at $1.67 per L1.00, the closing rate on June 30, 1998. This results in the capitalization of L287 million of the share premium account.

NOTE 9--STAMP DUTY RESERVE TAX

    SDRT liability of 1.5% of the issue price of BP Amoco Ordinary Shares (estimated at US$822 million (L489 million), assuming a price per share of 838p and applying the Noon Buying Rate of $1.68 per L1.00 at October 26, 1998) would arise and be jointly payable by BP Amoco and Amoco on the issue of BP Amoco ADSs although this liability should not occur provided that (i) the BP Amoco Ordinary Shares are redenominated in U.S. dollars; (ii) the directors of BP determine it is appropriate and, accordingly, the BP Amoco Ordinary Shares are delivered in bearer form to the Depositary; and (iii) there is no change in applicable law.

    Amoco Shareholders will be entitled to receive for each Amoco Share held at the Effective Time, 3.97 BP Amoco Ordinary Shares. Such BP Amoco Ordinary Shares will be delivered in the form of BP Amoco ADSs. The precise number of Amoco Shares to be cancelled and exchanged in the Merger cannot be determined until the Effective Time. The merger adjustments within the Unaudited Pro Forma Financial Information at June 30, 1998 are based on 954 million Amoco Shares being in issue, the number of Amoco Shares issued and outstanding on June 30, 1998, which would result in the issue of approximately 631 million BP Amoco ADSs.

NOTE 10--NET DEBT TO NET DEBT PLUS EQUITY RATIO

    This is calculated as debt (L8,850 million) less cash (L283 million) and liquid resources (L507 million) to net debt (L8,060 million) plus equity (L25,308 million). At June 30, 1998, based on the pro forma balance sheet, this gives a ratio of 24%.

NOTE 11--OPERATING COST SAVINGS

    BP Amoco expects to achieve pre-tax cost savings of approximately $2 billion annually by the end of 2000, through staff reductions in areas of overlap, more focused exploration efforts, streamlining of business processes, improved procurement and the rationalization of duplicative operations. No adjustment has been included in the Unaudited Pro Forma Consolidated Financial Information for the anticipated benefits of these operating cost savings. There can be no assurance that anticipated cost savings will be achieved in the expected amounts or at the times anticipated.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 12--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP

    The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP.

    The main differences between U.K. GAAP and U.S. GAAP that are relevant to BP Amoco's Unaudited Pro Forma Condensed Consolidated Financial Information relate to deferred taxation, the recognition of severance and restructuring costs and the treatment of shares held by employee share ownership plans.

DEFERRED TAXATION

    Under the U.K. GAAP restricted liability method, deferred taxation is only provided where timing differences are expected to reverse in the foreseeable future. For U.S. GAAP under the liability method, deferred taxation is provided for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

    For purchase business combinations occurring prior to the year in which the statement is first applied, SFAS 109 requires that, where practicable, remaining balances of assets and liabilities acquired in such combinations be adjusted from a net-of-tax amount to a pre-tax amount. In adopting SFAS 109 for U.S. GAAP purposes, BP increased the carrying amounts at January 1, 1993 of certain fixed assets acquired prior to 1993, with a corresponding increase in the deferred taxation liability.

    The adjustments for fixed assets, depreciation and deferred taxation arise from the difference between the U.K. GAAP and U.S. GAAP bases for deferred taxation.

SEVERANCE COSTS

    Under the provision of U.S. GAAP (FASB Emerging Issues Task Force Abstract No. 94-3), the cost of certain employee termination benefits is recognized (i) when specific conditions exist, in the period management approves of the plan of termination, or (ii) in such later accounting period when the specified conditions have been satisfied. Under U.S. GAAP severance costs of L90 million were not recognized in 1995. Of these costs L13 million was recognized in 1996 and L24 million in 1997.

JOINT VENTURE IMPLEMENTATION COSTS

    Under the provisions of U.S. GAAP (FASB Emerging Issues Task Force Abstract No. 94-3), certain restructuring costs are not recognized until incurred. Certain costs associated with the implementation of the European joint venture accrued in 1996 would not have been recognized under U.S. GAAP. These costs relate to rebranding, relocation and systems development costs and amount to L170 million. Of these costs, L157 million was recognized in 1997.

ORDINARY SHARES HELD FOR FUTURE AWARDS TO EMPLOYEES

    BP has established Employee Share Ownership Plans (ESOPs) to acquire BP shares to satisfy requirements of certain employee share schemes and the long-term performance plan. The ESOPs are funded by BP to make purchases. U.K. GAAP requires the assets and liabilities of ESOPs to be recognized as assets and liabilities of BP, and any shares held by the ESOPs to be disclosed as owning shares within fixed asset investments. At December 31, 1997 BP held 22,064,000 shares acquired for a total cost of L192 million. Under U.S. GAAP, such shares are recorded in the balance sheet as a reduction of shareholders' interest.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 12--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP (CONCLUDED)

    The following statements summarize the material adjustments, gross of their tax effect, which reconcile the BP Amoco pro forma profit and ordinary shareholders' interest under U.K. GAAP to the amounts that would have been reported had U.S. GAAP been applied.

                                                                    FOR THE SIX MONTHS         FOR THE YEAR ENDED
                                                                      ENDED JUNE 30,              DECEMBER 31,
                                                                   --------------------  -------------------------------
PROFIT FOR THE PERIOD                                                1998       1997       1997       1996       1995
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                                       (L MILLIONS)
Profit as reported under U.K. GAAP...............................        999      1,738      3,677      4,642      2,280
Adjustments
  Depreciation charge............................................        (32)       (33)       (99)      (113)      (110)
  Deferred taxation..............................................        (85)      (110)       (65)      (262)       261
  Severance costs................................................     --            (15)       (24)       (13)        90
  European joint venture implementation costs....................         (5)       (56)      (157)       170     --
  Other..........................................................          6          5         12          2          7
  Minority shareholders interest.................................     --         --         --         --             (2)
                                                                   ---------  ---------  ---------  ---------  ---------
Profit for the year as adjusted to accord with U.S. GAAP.........        883      1,529      3,344      4,426      2,526
Dividend requirements on preference shares.......................     --         --              1          1          1
                                                                   ---------  ---------  ---------  ---------  ---------
Profit for the period applicable to Ordinary Shares as adjusted
  to accord with U.S. GAAP.......................................        883      1,529      3,343      4,425      2,525
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Profit for the year as adjusted:
Per ordinary share
  Basic..........................................................       9.2p      15.9p      34.8p      46.3p      26.7p
  Diluted........................................................       9.2p      15.9p      34.7p      46.1p      26.6p
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Per ADS..........................................................
  Basic..........................................................      55.2p      95.4p     208.8p     277.8p     160.2p
  Diluted........................................................      55.2p      95.4p     208.2p     276.6p     159.6p
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------

BP AMOCO SHAREHOLDERS' INTEREST

                                                                                                     AT JUNE 30,
                                                                                                        1998
                                                                                                   ---------------
                                                                                                    (L MILLIONS)
Shareholders' interest as reported in the consolidated balance sheet.............................        24,662
Adjustments
  Fixed assets...................................................................................           837
  Deferred taxation..............................................................................        (3,338)
  Severance costs................................................................................            41
  Ordinary shares held for future awards to employees............................................          (321)
  Other..........................................................................................           (93)
                                                                                                         ------
Shareholders' interest as adjusted to accord with US GAAP........................................        21,788
                                                                                                         ------
                                                                                                         ------

NOTE 13--PROFIT PER ORDINARY SHARE ON A U.S. GAAP BASIS

                                                                        AMOCO          BP
PERIOD ENDED JUNE 30, 1998                                           HISTORICAL    HISTORICAL    BP AMOCO     PRO FORMA
                                                                    -------------  -----------  -----------  -----------
                                                                          $             L            L            $

                                                                      (IN MILLIONS, EXCEPT PER SHARE AND ADS AMOUNTS)
Profit for the period applicable to common (ordinary) shares......          673           607          883        1,475
                                                                            ---    -----------  -----------  -----------
                                                                            ---    -----------  -----------  -----------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 13--PROFIT PER ORDINARY SHARE ON A U.S. GAAP BASIS (CONTINUED)

                                                                       AMOCO         BP        BP AMOCO     BP AMOCO
PERIOD ENDED JUNE 30, 1998                                          HISTORICAL   HISTORICAL    PRO FORMA    PRO FORMA
                                                                    -----------  -----------  -----------  -----------
                                                                         $            L            L            $

                                                                     (IN MILLIONS, EXCEPT PER SHARE AND ADS AMOUNTS)
Profit for the period:
  Per common (ordinary) share
    Basic.........................................................        0.70        10.5p         9.2p         0.15
    Diluted.......................................................        0.70        10.5p         9.2p         0.15
  Per ADS
    Basic.........................................................                    63.0p        55.2p         0.92
    Diluted.......................................................                    63.0p        55.2p         0.92
                                                                                 -----------  -----------  -----------
                                                                                 -----------  -----------  -----------
Average number of common (ordinary) shares outstanding (in
 millions)
  Basic...........................................................         959        5,765        9,572        9,572
  Assuming dilution...............................................         964        5,787        9,614        9,614
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

PERIOD ENDED JUNE 30, 1997

Profit for the period applicable to common (ordinary) shares......       1,296          995        1,529
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------
Profit for the period:
  Per common (ordinary) share
    Basic.........................................................        1.31        17.5p        15.9p
    Diluted.......................................................        1.30        17.5p        15.9p
  Per ADS
    Basic.........................................................                   105.0p        95.4p
    Diluted.......................................................                   105.0p        95.4p
                                                                                 -----------  -----------
                                                                                 -----------  -----------
Average number of common (ordinary) shares outstanding (in
 millions)
    Basic.........................................................         987        5,671        9,589
    Assuming dilution.............................................         993        5,701        9,643
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------

YEAR ENDED DECEMBER 1997

Profit for the year applicable to ordinary shares                        2,720        2,069        3,343        5,583
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------
Profit for the year:
  Per common (ordinary) share
    Basic.........................................................        2.77        36.3p        34.8p         0.58
    Diluted.......................................................        2.76        36.1p        34.7p         0.58
  Per ADS
    Basic.........................................................                   217.8p       208.8p         3.49
    Diluted.......................................................                   216.6p       208.2p         3.48
                                                                                 -----------  -----------  -----------
                                                                                 -----------  -----------  -----------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 13--PROFIT PER ORDINARY SHARE ON A U.S. GAAP BASIS (CONCLUDED)

                                                          AMOCO         BP        BP AMOCO     BP AMOCO
                                                       HISTORICAL   HISTORICAL    PRO FORMA    PRO FORMA
                                                       -----------  -----------  -----------  -----------
                                                            $            L            L            $
                                                        (IN MILLIONS, EXCEPT PER SHARE AND ADS AMOUNTS)
Average number of common (ordinary) shares
 outstanding (in millions)
  Basic..............................................         980        5,702        9,593        9,593
  Assuming dilution..................................         986        5,727        9,641        9,641
                                                            -----   -----------  -----------  -----------
                                                            -----   -----------  -----------  -----------

YEAR ENDED DECEMBER 1996

Profit for the year applicable to common (ordinary)
 shares..............................................       2,834        2,337        4,425
                                                            -----   -----------  -----------
                                                            -----   -----------  -----------
Profit for the year:
  Per common (ordinary) share
    Basic............................................        2.85        41.7p        46.3p
    Diluted..........................................        2.83        41.5p        46.1p
  Per ADS
    Basic............................................                   250.2p       277.8p
    Diluted..........................................                   249.0p       276.6p
                                                                    -----------  -----------
                                                                    -----------  -----------
Average number of common (ordinary) shares
 outstanding (in millions)
  Basic..............................................         994        5,613        9,559
  Assuming dilution..................................         998        5,637        9,599

YEAR ENDED DECEMBER 1995

Profit for the year applicable to common (ordinary)
 shares..............................................       1,862        1,309        2,525
                                                            -----   -----------  -----------
                                                            -----   -----------  -----------
Profit for the year:
  Per common (ordinary) share
    Basic............................................        1.88        23.6p        26.7p
    Diluted..........................................        1.87        23.5p        26.6p
  Per ADS
    Basic............................................                   141.6p       160.2p
    Diluted..........................................                   141.0p       159.6p
                                                                    -----------  -----------
                                                                    -----------  -----------
Average number of common (ordinary) shares
 outstanding (in millions)
  Basic..............................................         991        5,538        9,472
  Assuming dilution..................................         994        5,560        9,506
                                                            -----   -----------  -----------
                                                            -----   -----------  -----------

                    DESCRIPTION OF BP AMOCO ORDINARY SHARES

    The following information is a summary of the material terms of the BP Amoco Ordinary Shares as specified in the BP Articles as presently in effect and in certain amendments to the BP Articles proposed for adoption at the BP Extraordinary General Meeting, which would take effect as of the Effective Time. This summary is qualified in its entirety by reference to the full BP Amoco Articles, which are filed as an exhibit to the Registration Statement of which this Proxy Statement/Prospectus forms a part. See also "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES" and "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS."

    BP Amoco Ordinary Shares issued in exchange for Amoco Shares in the Merger will be delivered in the form of BP Amoco ADSs which will each represent six BP Amoco Ordinary Shares. The rights of holders of BP Amoco ADSs will be governed by the Deposit Agreement and such rights differ in certain respects from the rights of the holders of BP Amoco Ordinary Shares. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES."

    All of the existing issued BP Ordinary Shares are fully paid. BP Ordinary Shares are represented in certificated form and also in uncertificated form under CREST. "CREST" is an electronic settlement system in the U.K. which enables BP Ordinary Shares to be evidenced otherwise than by a physical certificate and transferred electronically rather than by delivery of a physical certificate. BP Amoco Ordinary Shares (i) may be represented by certificates in registered form issued (subject to the terms of issue of such shares) following allotment or receipt of the form of transfer bearing the appropriate stamp duty by BP Amoco's registrars, Lloyds Bank Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, England, (ii) may be in uncertificated form with the relevant CREST member account being credited with the BP Amoco Ordinary Shares allotted or transferred, or (iii) may be in the form of Bearer Shares if the amendments described below are adopted at the BP Extraordinary General Meeting. BP Amoco ADS holders shall have the same rights in respect of the BP Amoco Ordinary Shares represented by their ADSs, irrespective of whether those Ordinary Shares are in registered, bearer or uncertificated form. Under English law, persons who are neither residents nor nationals of the U.K. may freely hold, vote and transfer BP Amoco Ordinary Shares in the same manner and subject to the same terms as U.K. residents or nationals.

    Immediately prior to the Effective Time, BP proposes to redenominate the nominal value of the ordinary share capital of BP from a nominal value of 25p to a nominal value of US$0.50. The Redenomination will require confirmation by the High Court of England, and the approval of BP shareholders at the BP Extraordinary General Meeting and holders of BP Ordinary Shares at the Separate Class Meeting. A quorum of persons holding or representing by proxy one-third of the issued BP Ordinary Shares and the approval of not less than 75% of the votes cast by such holders in person or on a poll are required at the Separate Class Meeting. Approval by not less than 75% of the votes cast by BP shareholders present in person or on a poll is required at the BP Extraordinary General Meeting for the redenomination of BP's ordinary share capital and the amendments to the BP Articles required to effect it.

    The Merger is not conditioned upon the Redenomination being approved. If the BP Ordinary Shares are not redenominated into U.S. dollars there will be no direct effect on Amoco Shareholders. There are no material differences between ordinary shares denominated in pounds sterling and ordinary shares denominated in U.S. dollars.

    At October 26, 1998, 5,856,526,887 BP Ordinary Shares were issued and outstanding. At the BP Extraordinary General Meeting to be held on November 25, 1998, shareholders of BP will, in addition to voting with respect to approval of the Merger and certain other matters, vote on proposals to increase the authorized share capital of BP from L2,000,000,000 to $6,000,000,000 and L12,750,000 or, if the Redenomination does not come into effect, to L3,000,000,000 and to authorize the directors of BP Amoco to allot shares up to certain specified values and for cash, disapplying shareholder rights of pre-emption. The approval of the foregoing proposals (but not the Redenomination) is required as a condition to the

Merger. See "THE BP EXTRAORDINARY GENERAL MEETING AND THE SEPARATE CLASS
MEETING."

DIVIDENDS

    BP Amoco Shareholders may, by ordinary resolution, declare dividends but no such dividend may be declared in excess of the amount recommended by the directors. The directors may also pay interim dividends. No dividend may be paid otherwise than out of profits available for distribution under the Companies Act 1985 (the "Companies Act"). Dividends on BP Amoco Ordinary Shares are payable only after payment of dividends on the BP Amoco Preference Shares. BP and Amoco have agreed that for at least the five years following the Merger, BP Amoco will announce dividends for BP Amoco Ordinary Shares in U.S. dollars and state an equivalent pounds sterling dividend. Dividends on BP Amoco Ordinary Shares will be paid in pounds sterling and on BP Amoco ADSs in dollars.

    The BP Articles permit a share dividend plan or plans under which holders of BP Ordinary Shares may be given the opportunity to elect to receive fully paid BP Ordinary Shares instead of cash, or a combination of such shares and cash, in respect of future dividends. Because of the U.K. government's decision to abolish the Advance Corporation Tax, BP presently intends to discontinue the share dividend plan for dividends to be paid on BP Amoco Ordinary Shares on or after April 6, 1999. See "BP AMOCO FOLLOWING THE MERGER--Dividends." In its announcement of interim results for the quarterly period ended June 30, 1998, BP announced that it anticipated that a dividend reinvestment program for holders of BP Ordinary Shares would be introduced. In addition, it is anticipated that a direct access plan will be made available to Canadian and U.S. investors from the Effective Time. This will replace the Amoco Direct Access Plan.

    The BP Articles will be amended to permit the directors to make provision for such shareholders (including an approved depositary) as they may determine to receive a dividend duly announced in any currency or currencies other than pounds sterling. For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange generally used to determine the foreign currency equivalent of any sum payable as a dividend is such market rate selected by the directors, as they consider appropriate, at the close of business in London on the business day last preceding the date when they announce their intention to pay that dividend. For additional information, see "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Sources and Payment of Dividends."

VOTING RIGHTS

    The BP Articles are intended to be amended to provide that voting at a general meeting shall be decided by reference to the shares held by each shareholder who is present or represented at the meeting (on a poll) in relation to special and extraordinary resolutions (as defined in "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Special Meeting of Shareholders"). Ordinary resolutions will be decided on a show of hands (where each shareholder who is present at the meeting will have one vote, regardless of the number of shares held), unless a poll is requested or demanded.

    Unless, before or on the declaration of the result, voting on a poll is demanded in accordance with the BP Amoco Articles, shareholders present will be entitled to vote on a show of hands on an ordinary resolution and they have one vote each. If voting is on a poll, every shareholder who is present in person or by proxy has two votes for every L5 in nominal amount of the BP Preference Shares held, and one vote for every BP Amoco Ordinary Share. BP Amoco Shareholders will not have cumulative voting rights. An extraordinary resolution (requiring an affirmative vote of at least 75% of the votes cast in person or on a poll) is necessary under the BP Amoco Articles in respect of any proposal at a meeting of the BP Amoco Shareholders for a variation of the rights of such holders.

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    Record holders of BP Amoco ADSs will be entitled to attend, speak and vote, on a poll or a show of hands, at any general meeting of BP Amoco by the Depositary's appointment of them as proxies in respect of the underlying BP Amoco Ordinary Shares represented by their BP Amoco ADSs. Each such proxy may also appoint a proxy. Alternatively, holders of BP Amoco ADSs are entitled to vote on a poll by supplying their voting instructions to the Depositary, who will vote the BP Amoco Ordinary Shares underlying their BP Amoco ADSs on their behalf. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Voting Rights."

LIQUIDATION RIGHTS

    In the event of the liquidation of BP Amoco, after payment of all liabilities and the deduction of any provision made under Section 719 of the Companies Act or Section 187 of the Insolvency Act 1986 (which enables a liquidator to make payments to employees or former employees on the cessation or transfer of BP's business), the holders of the BP Preference Shares would be entitled to a sum equal to the capital paid up on such shares plus an amount in respect of accrued and unpaid dividends and a premium equal to the higher of (i) 10% of the capital paid up on the Preference Shares or (ii) the excess of the average market price over par value of such shares on the LSE during the previous six months. The remaining assets would be divided among the BP Amoco Shareholders in order of rank, including holders of BP Amoco Ordinary Shares.

PRE-EMPTIVE RIGHTS AND NEW ISSUES OF SHARES

    Under Section 80 of the Companies Act the directors are, with certain exceptions, unable to allot relevant securities (relevant securities as defined in the Companies Act include BP Amoco Ordinary Shares or securities convertible into BP Amoco Ordinary Shares) without the authority of the shareholders in general meeting. In addition, Section 89 of the Companies Act imposes further restrictions on the issue of equity securities (equity securities as defined in Section 94 of the Companies Act, which includes BP Amoco Ordinary Shares or securities convertible into BP Amoco Ordinary Shares) which are, or are to be, paid up wholly in cash. The BP Articles provide for the shareholders to authorize the directors to allot relevant securities generally up to an aggregate nominal amount (the "Section 80 Amount") and equity securities for cash otherwise than in connection with a rights issue (the "Section 89 Amount"), of up to 5% of the issued share capital. The Section 80 Amount and the Section 89 Amount set at the annual general meeting in 1998 were L480 million and L72 million, respectively. This authority expires at the annual general meeting in 1999 or July 15, 1999, whichever is earlier. At the BP Extraordinary General Meeting, the shareholders of BP will be asked to set the Section 80 amount at $6,000,000,000, or if the Redenomination does not come into effect, L1,515,000,000 and the Section 89 amount at $244,000,000, or if the Redenomination does not come into effect, L122,000,000. It is normal practice to renew the Section 80 amount and Section 89 amount at each annual general meeting.

DISCLOSURE OF INTERESTS IN SHARES

    The Companies Act gives BP Amoco power to require persons who it believes to be, or to have been within the previous three years, interested in its voting shares, to disclose prescribed particulars of those interests. Failure to supply the information required may lead to disenfranchisement of the relevant shares and a prohibition on their transfer and on dividend and other payments in respect of them. In this context the term "interest" is widely defined and will generally include an interest of any kind whatsoever in voting shares, including the interest of a holder of a BP Amoco ADS. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Disclosure of Interests."

CHANGES IN CAPITAL

    The BP Amoco Articles will permit BP Amoco to:

        (i) consolidate and divide all or any of its share capital into shares of larger amounts than its existing shares;

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        (ii) cancel any shares which have not, at the date of the relevant resolution, been taken or agreed to be taken by any person and diminish the amount of its authorised share capital by the amount of the shares so cancelled;

       (iii) sub-divide all or any part of its share capital into shares of a smaller amount; and

        (iv) increase its share capital.

    BP may also:

        (i) with the authority of shareholders by ordinary or special resolution, purchase its own shares; and

        (ii) by special resolution and with the sanction of the court, reduce its share capital, any capital redemption reserve, share premium account or any other undistributable reserve.

TRANSFER OF SHARES

    Except as described in this paragraph, the BP Amoco Articles will not in any way restrict the transferability of BP Amoco Ordinary Shares. BP Amoco Ordinary Shares may be transferred by an instrument in any usual form or in any other form acceptable to the directors. The directors may refuse to register a transfer if it is (i) of shares which are not fully paid, (ii) not stamped and duly presented for registration together with the share certificate and such other evidence of title as the directors reasonably require, (iii) in respect of more than one class of share, or (iv) in favor of more than four persons jointly. The refusal to register transfers of BP Amoco Ordinary Shares must also be exercised in such a way as to ensure that dealings in such shares on the LSE can take place on an open and proper basis. The registration of transfers may be suspended at such times and for such periods as the directors may determine. The register of shareholders may not be closed for more than 30 days in any year.

GENERAL MEETINGS AND NOTICES

    A shareholder who is not registered on BP Amoco's register of shareholders with an address in the U.K. and who has not supplied to BP Amoco an address within the U.K. for the purpose of the giving of notice is not entitled to receive notices from BP Amoco. In certain circumstances, BP Amoco may give notices to shareholders by advertisement in newspapers in the U.K. Holders of BP Amoco ADSs will be entitled to receive notices under the terms of the Deposit Agreement. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES--Voting of the Underlying Deposited Securities." Under the BP Amoco Articles, the annual general meeting of shareholders shall be held at such time (within a period of not more than 15 months after the last preceding annual general meeting) and at such place in England as the directors shall determine.

LIABILITY OF DIRECTORS AND OFFICERS

    See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO
SHAREHOLDERS--Liability of Directors and Officers" for a discussion of the inability of an English company to exempt directors and other officers from certain liabilities.

REGISTRAR

    The registrar for BP Amoco Ordinary Shares after the Merger will be Lloyds Bank Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, England.

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
               DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES

    The following is a summary of the material provisions of the Amended and Restated Deposit Agreement, dated as of August 1, 1992, as amended as of June 5, 1997 among BP, Morgan Guaranty Trust Company of New York, as Depositary (such term to include any successor Depositary referred to therein), and each holder from time to time of BP Amoco ADRs issued thereunder. Such Amended and Restated Deposit Agreement, as it is proposed to be amended with effect from the Effective Time (including the addition of Amoco as a party thereto), is referred to herein as the "Deposit Agreement." This summary does not purport to be complete and is qualified in its entirety by reference to the Deposit Agreement, a copy of which has been filed as an exhibit to the F-6 Registration Statement, and to the BP Amoco Articles, a copy of which has been filed as an exhibit to the F-4 Registration Statement, in each case filed with the SEC. Copies of the Deposit Agreement and the BP Amoco Articles are available for inspection at the office of the Depositary (the "Depositary's Office") currently located at 60 Wall Street, New York, New York 10260, and at the London office of the Depositary, as custodian (the "Custodian"), and at the principal offices of the co-registrar and co-transfer agent, The Royal Trust Company, in Toronto, Halifax, Montreal, Winnipeg, Regina, Calgary and Vancouver.

AMERICAN DEPOSITARY RECEIPTS

    BP Amoco ADRs evidencing BP Amoco ADSs are issuable in certificated or book-entry form by the Depositary pursuant to the terms of the Deposit Agreement. Each BP Amoco ADS represents six BP Amoco Ordinary Shares (or evidence of rights to receive six BP Amoco Ordinary Shares, in registered form), deposited with the Custodian, currently the London office of the Depositary located at 60 Victoria Embankment, London, EC4Y 0JP, England. A BP Amoco ADR may evidence any number of BP Amoco ADSs. Only persons in whose names BP Amoco ADRs are registered on the books of the Depositary will be treated by the Depositary and BP Amoco as holders thereof ("Holders").

DEPOSITED SECURITIES

    As used herein, "Deposited Securities" means, at any time, all BP Amoco Ordinary Shares, whether in registered form or in the form of Bearer Shares (or evidence of rights to receive BP Amoco Ordinary Shares), at such time deposited under the Deposit Agreement and any and all other BP Amoco Ordinary Shares, securities, property and cash received at any time by the Depositary or the Custodian in respect of or in lieu of such deposited BP Amoco Ordinary Shares and other BP Amoco Ordinary Shares (or evidence of rights to receive the same), securities, property and cash at such time held under the Deposit Agreement.

    The Deposit Agreement will provide for the Depositary to accept for deposit Bearer Shares (defined above under "THE MERGER AGREEMENT--Consideration to Be Received in the Merger") against the issuance to Amoco Shareholders of the BP Amoco ADSs which they are entitled to receive in the Merger. Notwithstanding the allotment and issue of the Bearer Shares to the Depositary, upon any withdrawal by a Holder of the BP Amoco Ordinary Shares represented by such Holder's BP Amoco ADSs, as described below under "--Deposit and Withdrawal of Deposited Securities," certificates for such BP Amoco Ordinary Shares in registered form will be delivered. Except with respect to the Deposited Securities, which may at any time include the Bearer Shares, references in this section to "BP Amoco Ordinary Shares" are in each case to such registered BP Amoco Ordinary Shares.

DEPOSIT AND WITHDRAWAL OF DEPOSITED SECURITIES

    In connection with the deposit of BP Amoco Ordinary Shares under the Deposit Agreement, the Custodian shall have delivered to it a duly executed instrument or instruments of transfer in form satisfactory to it (other than in respect of Bearer Shares), together with any payments required under the Deposit Agreement, and a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a BP Amoco ADR or BP Amoco ADRs evidencing the number of BP Amoco ADSs representing such Deposited Securities (a "Delivery Order").

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
At the request, risk and expense of any Holder, the Depositary may receive certificates or other instruments of title for BP Amoco Ordinary Shares to be deposited, together with any other documents and payments required under the Deposit Agreement, for the purpose of forwarding such certificates to the Custodian for deposit. The Depositary may require the following in a form satisfactory to it: (a) an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the transfer to the Custodian or its nominee of any dividend or right to subscribe for additional BP Amoco Ordinary Shares or to receive other property which any person who holds BP Amoco Ordinary Shares may be entitled to receive upon or in respect of such deposited BP Amoco Ordinary Shares, or such agreement of indemnity or other agreement in respect thereof as shall be satisfactory to the Depositary, and (b) if BP Amoco Ordinary Shares are registered in the name of the person on whose behalf they are presented for deposit, a proxy or proxies entitling the Custodian to vote such deposited BP Amoco Ordinary Shares until the BP Amoco Ordinary Shares are registered in the name of the Custodian or its nominee. As soon as practicable after the Custodian receives Deposited Securities in registered form, together with any other documents and payments required under the Deposit Agreement, pursuant to any such deposit, the Custodian shall present such Deposited Securities for registration of transfer into the name of the Custodian or its nominee, at the cost and expense of the person making such deposit (or for whose benefit such deposit is made) and shall obtain evidence satisfactory to it of such registration. Deposited Securities shall be held by the Custodian for the account and to the order of the Depositary at such place or places and in such manner as the Depositary shall determine.

    After the deposit of any BP Amoco Ordinary Shares, the Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order a BP Amoco ADR or BP Amoco ADRs are deliverable in respect thereof and the number of BP Amoco ADSs to be evidenced thereby. Such notification shall be made by letter, first class airmail postage prepaid, or, at the request, risk and expense of the person making the deposit, by cable, telex, electronic or facsimile transmission. After receiving such notice from the Custodian, the Depositary, subject to the Deposit Agreement, shall issue in book-entry form or, if specifically requested in the Delivery Order, execute and deliver in certificated form at the Depositary's Office to or upon the order of the person or persons named in the Delivery Order, a BP Amoco ADR or BP Amoco ADRs, registered in the name or names requested by such person or persons, and evidencing in the aggregate the number of BP Amoco ADSs to which such person or persons are entitled.

    Subject to the terms and conditions of the Deposit Agreement, upon receipt at the Depositary's Office or at such other office as the Depositary may designate of a Holder's written order directing the Depositary to cause the Deposited Securities represented by the BP Amoco ADSs evidenced by a BP Amoco ADR to be withdrawn and delivered to or upon the written order of the person or persons designated in such order together with, in the case of a BP Amoco ADR in book-entry form, proper instruments of transfer to the extent required by the Depositary or, in the case of a BP Amoco ADR in certificated form, the surrender of such BP Amoco ADR (properly endorsed in blank or accompanied by proper instruments of transfer in blank, to the extent required by the Depositary), the Depositary will direct the Custodian to deliver the Deposited Securities without unreasonable delay to or upon the written order of the person or persons designated in that order. Delivery of Deposited Securities consisting of BP Amoco Ordinary Shares will be made by delivery of BP Amoco Ordinary Shares in registered form only. To the extent that Deposited Securities consist of Bearer Shares, such Bearer Shares will be delivered to BP Amoco or to the registrar of BP Amoco Ordinary Shares in exchange for a like number of BP Amoco Ordinary Shares in registered form in the name of the Custodian or the Custodian's nominee prior to delivering such BP Amoco Ordinary Shares to, or upon the order of, the person or persons so designated. In each case, such Holder is entitled to delivery of Deposited Securities at the Custodian's office or, at the request, risk and expense of the Holder, the Depositary may deliver such Deposited Securities without unreasonable delay at such other place as may have been requested by the Holder. Notwithstanding any other provision of the Deposit Agreement or the BP Amoco ADRs, the withdrawal of Deposited Securities may be restricted in connection with (i) temporary delays caused by closing the transfer books of

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the Depositary or BP Amoco or the deposit of shares in connection with voting at a shareholders' meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, or (iii) compliance with any laws or governmental regulations relating to BP Amoco ADRs or to the withdrawal of Deposited Securities.

DIVIDENDS, OTHER DISTRIBUTIONS, RIGHTS AND CHANGES AFFECTING DEPOSITED
  SECURITIES

    Holders will receive cash dividends payable on Deposited Securities in U.S. dollars. Whenever BP Amoco shall make cash dividends or other cash distributions on Deposited Securities available in U.S. dollars and it is possible, whether by election or other action, for the Depositary to receive such dividends or distributions in U.S. dollars, the Depositary will take any action required to enable it to receive such dividends or distributions in U.S. dollars. In respect of any other cash dividend or cash distribution by BP Amoco upon any Deposited Securities, whenever the Depositary or the Custodian receives any cash dividend or cash distribution upon any Deposited Securities, the Depositary will convert such dividend or distribution into U.S. dollars. After fixing a record date in respect thereof as described below under "--Record Dates," subject to the terms and conditions of the Deposit Agreement, the Depositary shall distribute the amount thus received in U.S. dollars, by checks drawn on or electronic transfers from a bank in the U.S., to the Holders of record on such record date in proportion to the number of BP Amoco ADSs representing such Deposited Securities held by each of them respectively. The Depositary shall make appropriate adjustments in the amounts so distributed in respect of (a) any of such Deposited Securities being not entitled, by reason of its date of issuance or otherwise, to receive all or any portion of such distribution or (b) any amounts required to be withheld from any such distribution on account of taxes, or charged by the Depositary in connection with the conversion of foreign currency into U.S. dollars, provided that if BP Amoco announces any cash dividend on Deposited Securities in U.S. dollars, BP Amoco will cause the amount of U.S. dollars paid to the Depositary to be such that, subject to withholding of taxes as provided in this clause (b), the amount paid in respect of each Deposited Security will be equal to the amount of the cash dividend per Deposited Security as so announced.

    The Depositary will distribute only such amounts as can be distributed without distributing a fraction of a cent, and any balance not so distributable will be held by the Depositary (without liability for interest thereon) and shall be added to future cash distributions.

    If a distribution of any Deposited Securities consists of a dividend in, or free distribution of, BP Amoco Ordinary Shares, the Depositary may, in accordance with the provisions of the Deposit Agreement, distribute to the Holders, in proportion to their holdings of BP Amoco ADSs, additional BP Amoco ADRs evidencing an aggregate number of BP Amoco ADSs that represent the number of BP Amoco Ordinary Shares received as such dividend or free distribution. In lieu of delivering BP Amoco ADRs for fractional BP Amoco ADSs in the event of any such distribution, the Depositary will sell the number of BP Amoco Ordinary Shares represented by the aggregate of such fractions and distribute the net proceeds to Holders in accordance with the Deposit Agreement. If additional BP Amoco ADRs are not so distributed, each BP Amoco ADS shall thenceforth also represent the additional BP Amoco Ordinary Shares distributed in respect of the BP Amoco Ordinary Shares represented by such BP Amoco ADS prior to such distribution.

    If BP Amoco offers or causes to be offered to the holders of Deposited Securities any rights to subscribe for additional BP Amoco Ordinary Shares or any rights of any other nature, the Depositary will have discretion after consultation with BP Amoco as to the procedure to be followed in making such rights available to Holders or in disposing of such rights for the benefit of such Holders and making the net proceeds available in U.S. dollars to such Holders; provided that the Depositary will, at the request of BP Amoco, either
(a) after consultation with BP Amoco make such rights available to Holders by means of warrants or otherwise, if lawful and feasible, or (b) if making such rights available by means of warrants or otherwise is not lawful or not feasible, or if the rights represented by such warrants or other instruments are not exercised and appear to be about to lapse, sell such rights or warrants or other instruments by public or private sale, at such place or places and upon such terms as the Depositary may deem proper, and allocate the proceeds of such sales for the account of the Holders otherwise entitled thereto upon an averaged or other practicable basis without regard to any distinctions among such Holders because of exchange restrictions or the date of delivery of any BP Amoco ADR or BP Amoco ADRs, or otherwise. The Depositary will not offer to Holders in the U.S. any right to subscribe for or to purchase any securities unless a required registration statement is in effect under the Securities Act or such offer is exempt from registration.

    If the Depositary shall receive a distribution other than cash, BP Amoco Ordinary Shares or rights upon any Deposited Securities, the Depositary shall cause securities or property to be distributed proportionately to Holders by any means that the Depositary may deem equitable and practicable; provided that if the Depositary deems that such distribution cannot be made proportionately among the Holders entitled thereto, or if for any other reason (including any tax withholding or securities laws requirements) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale of the securities or property thus received and the distribution to the Holders of the net proceeds of any such sale.

    If the Depositary determines that in its judgment any foreign currency received by it cannot be converted on a reasonable basis into U.S. dollars transferrable into the U.S., or if any approval or license of any governmental authority or agency thereof that is required for such conversion is denied or in the opinion of the Depositary is not obtainable at a reasonable cost or within a reasonable period, the Depositary shall, in its discretion, but subject to applicable laws and regulations, either distribute the foreign currency to, or hold such foreign currency (without liability for interest thereon) for the respective accounts of, the Holders entitled to receive the same for whom such conversion and distribution is not practicable.

DISCLOSURE OF INTERESTS

    Notwithstanding any other provision of the Deposit Agreement, each Holder agrees to comply with requests from BP Amoco which are made under statutory provisions in the U.K. to provide information as to the capacity in which such Holder owns BP Amoco ADRs and regarding the identity of any other person interested in such BP Amoco ADRs and the nature of such interest and may, pursuant to such statutory provisions and any provisions of the BP Amoco Articles, forfeit the right to vote and to direct the voting of, and be prohibited from transferring, BP Amoco ADRs as to which compliance is not made, all as if such BP Amoco ADRs were to the extent practicable the BP Amoco Ordinary Shares represented thereby, and the Depositary will use its reasonable efforts to comply with any instructions received from BP Amoco requesting that the Depositary take the reasonable actions specified therein to obtain such information.

    Sections 198 and 212 of the Companies Act impose certain notification and information reporting obligations on holders of an English public limited company's share capital (including that held through American Depositary Receipts). A person who fails to fulfill the obligations imposed by such provisions is subject to criminal penalties. See "COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS AND BP AMOCO SHAREHOLDERS--Disclosure of Interests."

RECORD DATES

    Whenever any distribution upon Deposited Securities shall be made or whenever the Depositary shall receive notice of any meeting of holders of Deposited Securities, or in connection with the giving of any notice, solicitation of any consent or any other matter, the Depositary will, after consultation with BP Amoco, fix a record date for the determination of the Holders who shall be entitled to receive such distribution or the net proceeds of the sale thereof, to vote or to give instructions for the exercise of voting rights at any such meeting, to receive such notice or solicitation or to act in respect of such other matter which shall, to the extent practicable, be the same record date as that fixed by BP Amoco for the Deposited Securities, in each case subject to the provisions of the Deposit Agreement.

VOTING OF THE UNDERLYING DEPOSITED SECURITIES

    Pursuant to the Deposit Agreement and subject to and in accordance with the BP Amoco Articles, the Depositary or, if the Deposited Securities are registered in the name of or held by its nominee, its nominee irrevocably appoints each Holder for the time being on the record date fixed by the Depositary in respect of any meeting (at which holders of Deposited Securities are entitled to vote) as its proxy to attend, vote and speak at the relevant meeting (or any adjournment thereof) in respect of the Deposited Securities represented by the BP Amoco ADRs held by such Holder on the record date. In respect of any such meeting, each such Holder can appoint either the Depositary or any other person as its substitute proxy to attend, vote and speak on its behalf subject to and in accordance with the provisions of the Deposit Agreement and the BP Amoco Articles. The Depositary will fix the record date as soon as practicable after receipt of notice of any meeting at which the holders of Deposited Securities are entitled to vote, or of solicitation of consents or proxies from holders of Deposited Securities. The Depositary or BP Amoco will mail to Holders of record on the record date: (a) such information as is contained in such notice of meeting or in the solicitation materials, (b) a BP Amoco ADR proxy card, (c) a statement that each Holder at the close of business on the specified record date will be entitled, subject to any applicable law, the provisions of the BP Amoco Articles and the provisions of or governing the Deposited Securities, either (i) to use such proxy card in order to attend, vote and speak at such meeting as the proxy of the Depositary or its nominee solely with respect to the BP Amoco Ordinary Shares or other Deposited Securities represented by such Holder's BP Amoco ADSs or (ii) to appoint any other person as its substitute proxy solely with respect to the BP Amoco Ordinary Shares or other Deposited Securities represented by such Holder's BP Amoco ADSs or (iii) to appoint the Depositary as its substitute proxy and to instruct the Depositary as to the exercise of the voting rights pertaining to the BP Amoco Ordinary Shares or other Deposited Securities represented by such Holder's BP Amoco ADSs, and (d) if the Depositary is to be appointed a substitute proxy, a brief statement as to the manner in which voting instructions may be given to the Depositary.

    Upon the written request of a Holder of record on such record date received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, insofar as practicable and permitted under applicable law, and the provisions of the BP Amoco Articles and the provisions of the Deposited Securities, to vote or cause to be voted the Deposited Securities in accordance with the instructions set forth in such request.

    Neither the Depositary nor the Custodian shall exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote or attempt to exercise the right to vote the BP Amoco Ordinary Shares or other Deposited Securities represented by BP Amoco ADSs except pursuant to and in accordance with such written instructions from Holders. BP Amoco Ordinary Shares or other Deposited Securities represented by BP Amoco ADSs for which no specific voting instructions are received by the Depositary from the Holder shall not be voted by the Depositary but may be directly voted by Holders in attendance at meetings of shareholders as proxy for the Depositary subject to, and in accordance with, the Deposit Agreement and the BP Amoco Articles.

ACTIONS BY HOLDERS

    The Depositary will cause its nominee, Guaranty Nominees Limited, or a successor nominee, in its capacity as a member of BP Amoco in respect of the BP Amoco Ordinary Shares and other Deposited Securities, from time to time, to take such limited actions as may be reasonably requested in writing by a Holder, to the extent practicable and subject to any applicable law, regulation, stock exchange requirement or the BP Amoco Articles, solely to enable such Holder to exercise those rights to which Guaranty Nominees Limited or such successor nominee is entitled by virtue of being a member of BP Amoco in respect of the BP Amoco Ordinary Shares or other Deposited Securities represented by the BP Amoco ADSs evidenced by such Holder's BP Amoco ADRs; provided, however, that with respect to rights other than those set forth in "--Voting of the Underlying Deposited Securities," Guaranty Nominees Limited or such successor nominee will take such action only to the extent that (a) it has been fully indemnified to its

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reasonable satisfaction by the Holder against any and all loss, liability, or expense which it shall suffer or reasonably incur, (b) such Holder has provided and will continue to provide as reasonably requested from time to time security in the form of a bond or otherwise in relation to such action reasonably satisfactory to the Depositary, and (c) any legal proceeding or similar action brought on behalf of such Holder pursuant to the exercise of such rights shall be brought in the name of Guaranty Nominees Limited or a successor nominee and not in the name of the Depositary and shall state that Guaranty Nominees Limited or such successor nominee is involved solely for the purpose of enabling the Holder to establish a right of action and for no other purpose and that Guaranty Nominees Limited or such successor nominee has no other interest in such matter. Any exercise of such rights or powers shall be for the sole benefit of, and at the cost and expense of, such Holder.

INSPECTION OF TRANSFER BOOKS

    The Depositary will keep books at its transfer office in The City of New York for the registration and transfer of BP Amoco ADRs such that at all reasonable times, the books will be open for inspection by Holders and BP Amoco, provided that such inspection shall not be for the purpose of communicating with Holders in the interest of a business or object other than the business of BP Amoco or a matter related to the Deposit Agreement or the BP Amoco ADRs.

REPORTS

    The Depositary will make available for inspection by Holders at the Depositary's Office, at the office of the Custodian and at any other designated transfer offices any reports and other communications received from BP Amoco which are both (a) received by the Depositary, the Custodian or the nominee of either as the holder of the Deposited Securities, and (b) made generally available to the holders of such Deposited Securities by BP Amoco. The Depositary will also mail or, when requested by BP Amoco, otherwise make available to Holders copies of such reports and communications as provided in the Deposit Agreement. In addition, the Depositary will furnish such information to the SEC and to any other securities regulatory authority or stock exchange to the extent received by the Depositary as holder of Deposited Securities and not otherwise furnished or filed.

CHANGES AFFECTING DEPOSITED SECURITIES

    Upon any change in par value, split-up, consolidation, cancellation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting BP Amoco or to which it is a party, any securities that shall be received by the Depositary or the Custodian in exchange for or in conversion, replacement or otherwise in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and BP Amoco ADRs shall thenceforth represent the new Deposited Securities so received, unless additional BP Amoco ADRs are delivered as in the case of a stock dividend, or unless the Depositary calls for the surrender of outstanding BP Amoco ADRs to be exchanged for new BP Amoco ADRs representing the new Deposited Securities.

AMENDMENT AND TERMINATION OF THE DEPOSIT AGREEMENT

    The form of the BP Amoco ADRs and the Deposit Agreement may at any time be amended by agreement between BP Amoco and the Depositary. Any amendment that imposes or increases any fees or charges (other than the fees and charges listed in clauses (i) through (iv) under "--Charges of Depositary"), or that otherwise prejudices any substantial existing right of Holders, will not take effect as to outstanding BP Amoco ADRs until the expiration of 30 days after notice of such amendment has been given to the Holders. Every Holder at the expiration of 30 days after such notice will be deemed by continuing to hold such BP Amoco ADR to consent and agree to such amendment and to be bound by the Deposit Agreement or BP Amoco ADR, or both of them, as applicable, as amended thereby. In no event may any amendment impair the right of any Holder to surrender the BP Amoco ADRs held by such

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Holder and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

    Whenever so directed by BP Amoco, the Depositary will terminate the Deposit Agreement by mailing notice of such termination to the Holders of all BP Amoco ADRs then outstanding at least 30 days prior to the date fixed in such notice for such termination. The Depositary may terminate the Deposit Agreement at any time 90 days after the Depositary shall have delivered to BP Amoco a notice of its election to resign provided that a successor depositary has not been appointed and accepted its appointment. After the date so fixed for termination, the Depositary and its agents shall perform no further acts under the Deposit Agreement, except to advise Holders of such termination, to receive and hold distributions on Deposited Securities (or sell property or rights or convert Deposited Securities into cash as provided in the Deposit Agreement) and to deliver Deposited Securities in exchange for BP Amoco ADRs in book-entry form or surrendered to the Depositary. As soon as practicable after the expiration of six months from the date fixed for termination, the Depositary shall sell the Deposited Securities and shall thereafter hold the net proceeds, together with any other cash then held, without liability for interest, for the PRO RATA benefit of the Holders that have not theretofore surrendered their ADRs.

CHARGES OF DEPOSITARY

    The Depositary will charge each person to whom BP Amoco ADRs are delivered against deposits of BP Amoco Ordinary Shares, and each person surrendering BP Amoco ADRs for delivery of Deposited Securities, $5.00 for each 100 BP Amoco ADSs (or portion thereof) evidenced by the BP Amoco ADRs delivered or surrendered. BP Amoco will pay such other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian, other than as provided in the Deposit Agreement) as may be provided pursuant to agreements from time to time between BP Amoco and the Depositary, except (i) stock transfer or other taxes and other governmental charges (which are payable by Holders or persons depositing BP Amoco Ordinary Shares or other Deposited Securities) (other than Additional Costs described under "--Liability of Holder for Taxes"), (ii) cable, telex, electronic and facsimile transmission and delivery charges incurred at the request of persons depositing BP Amoco Ordinary Shares or Holders delivering BP Amoco Ordinary Shares, BP Amoco ADRs or Deposited Securities (which are payable by such Holders or persons), (iii) transfer or registration fees for the registration of transfers of Deposited Securities on any applicable register in the name of the Custodian or its nominee in connection with the deposit of BP Amoco Ordinary Shares or in the name of such person as a Holder may direct in connection with the withdrawal of Deposited Securities (which are payable by persons depositing BP Amoco Ordinary Shares and Holders withdrawing Deposited Securities; there will be no such fees in respect of the BP Ordinary Shares as of the date of the Deposit Agreement) and (iv) expenses of the Depositary in connection with the conversion of foreign currency into U.S. dollars (which are paid out of such foreign currency).

    No charges will be payable by Amoco Shareholders or by holders of Amoco Stock Options outstanding as of the Effective Time in connection with their receipt of BP Amoco ADSs, or BP Amoco ADRs in connection therewith, pursuant to the Merger.

LIABILITY OF HOLDER FOR TAXES

    Any tax or other governmental charge (including any interest or penalties thereon) payable by the Custodian, the Depositary or the nominee of either of them with respect to any BP Amoco ADR or any Deposited Securities, shall be payable by the Holder in whose name such BP Amoco ADR is registered at the time such tax or other governmental charge is incurred, who shall pay the amount thereof to the Depositary; provided that to the extent that any U.K. stamp duty, SDRT or other similar U.K. governmental charge (or any interest or penalties thereon) (each, an "Additional Cost") arises in connection with (a) the deposit of BP Amoco Ordinary Shares, whether in registered or bearer form (the "Exchange Shares"), in connection with (i) the exchange of BP Amoco ADRs for Amoco Shares pursuant to the Merger Agreement or (ii) the issue upon the exercise of Amoco Stock Options outstanding as of the Effective

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Time, into the facility established by the Deposit Agreement, including but not limited to the agreement to transfer, the transfer and the delivery of Exchange Shares to the Depositary, the Custodian or the nominee of either of them and any issue of BP Amoco ADSs by the Depositary in respect thereof or (b) the holding of Bearer Shares, the transfer of BP Amoco ADRs representing Bearer Shares or the exchange of Bearer Shares for BP Amoco Ordinary Shares in registered form by the Depositary, the Custodian or the nominee of either of them, but only, in the case of this clause (b), to the extent that such Additional Cost arises out of, or is imposed as a consequence of, the fact that Exchange Shares were deposited in bearer form as referred to in clause (a), such Additional Cost will be payable by BP Amoco or Amoco (BP Amoco Corporation after the Merger) and not by the Holder, and BP Amoco and Amoco will be jointly and severally liable for such payment. The Depositary may refuse to effect any registration of transfer of such BP Amoco ADR or any split-up or combination thereof or any withdrawal of such Deposited Securities until such payment is made, and may withhold or deduct from any distributions on such Deposited Securities or may sell for the account of the Holder thereof any part or all of such Deposited Securities, and may apply such cash or the proceeds of any such sale in payment of any such tax or other governmental charge (and any taxes or expenses arising out of such sale), the Holder of such BP Amoco ADR remaining liable for any deficiency. No such tax will be payable by Amoco Shareholders or by holders of Amoco Stock Options outstanding as of the Effective Time in connection with their receipt of BP Amoco ADRs in the Merger.

    If the Depositary determines that any distribution of property other than cash (including BP Amoco Ordinary Shares or rights to subscribe therefor) is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner, by public or private sale, as the Depositary deems necessary and practicable, and the Depositary will distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Holders entitled thereto.

GENERAL LIMITATIONS

    The Depositary, its agents and BP Amoco shall each: (a) incur no liability
(i) if any law, the provisions of or governing any Deposited Securities, act of God, war or other circumstances beyond its control shall prevent, delay, forbid or subject to any civil or criminal penalty any act or thing which the Deposit Agreement provides shall be done or performed by it, or (ii) by reason of any exercise or failure to exercise any discretion given it in the Deposit Agreement; (b) assume no obligation and shall be subject to no liability, except to perform its obligations to the extent they are specifically set forth in the Deposit Agreement without negligence or bad faith; (c) be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or BP Amoco ADRs, which in its opinion may involve it in expense or liability, unless an indemnity satisfactory to it against all expense and liability be furnished as often as may be required; or (d) not be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting BP Amoco Ordinary Shares for deposit, any Holder, or any other person believed by it to be competent to give such advice or information. Each of the Depositary, its agents and BP Amoco may rely and shall be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The Depositary and its agents may own and deal in any class of securities of BP Amoco and its affiliates and in BP Amoco ADRs. BP Amoco has agreed to indemnify the Depositary and its agents in certain circumstances, and the Depositary has agreed to indemnify BP Amoco and Amoco in certain circumstances. No disclaimer of liability under the Securities Act is intended by any provision of the Deposit Agreement.

    Prior to the issue, execution, delivery, registration, registration of transfer, split-up or combination of any BP Amoco ADR, the delivery of any distribution in respect thereof or, subject to the terms and conditions of the Deposit Agreement, the withdrawal of any Deposited Securities, BP Amoco, the

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
Depositary or the Custodian may require of the Holder, the presenter of the BP Amoco ADR or the depositor of BP Amoco Ordinary Shares: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge other than Additional Costs payable by BP Amoco or Amoco, (ii) any stock transfer or registration fees for the registration of transfers of BP Amoco Ordinary Shares or other Deposited Securities upon any applicable register and
(iii) any charges of the Depositary upon delivery of BP Amoco ADRs against deposits of BP Amoco Ordinary Shares and upon withdrawal of Deposited Securities against surrender of BP Amoco ADRs set forth in "--Charges of Depositary"; (b) the production of proof satisfactory to it as to (i) the identity and genuineness of any signature and (ii) such other information, including, without limitation, information as to citizenship, residence, exchange control approval, legal or beneficial ownership of any securities, and compliance with applicable laws, regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement, as the Depositary or BP Amoco may deem necessary or proper; and (c) compliance with such reasonable regulations as the Depositary and BP Amoco may establish consistent with the Deposit Agreement. The issuance of BP Amoco ADRs, the acceptance of deposits of BP Amoco Ordinary Shares, the registration of transfer, split-up or combination of BP Amoco ADRs or, subject to the terms of the Deposit Agreement, the withdrawal of Deposited Securities may be suspended, generally or in particular instances, when the BP Amoco ADR register or any register for Deposited Securities is closed or when any such action is deemed necessary or advisable by the Depositary or BP Amoco.

REGISTRARS AND CO-TRANSFER AGENTS

    If any BP Amoco ADRs or the BP Amoco ADSs evidenced thereby are listed on one or more stock exchanges in the U.S., the Depositary or its agent will act as registrar or, upon the written request or with the written approval of BP Amoco, appoint a registrar, or one or more co-registrars, for registry of the BP Amoco ADRs in accordance with any requirements of such exchanges.

    The Depositary, upon the request or with the approval of BP Amoco, may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of BP Amoco ADRs at designated transfer offices on behalf of the Depositary. In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Holders of BP Amoco ADRs or persons entitled thereto and will be entitled to protection and indemnity to the same extent as the Depositary.

CANADIAN HOLDERS

    The co-transfer agent and co-registrar for the BP Amoco ADRs in Canada is CIBC Mellon Trust at its principal offices in Toronto, Halifax, Montreal, Winnipeg, Regina, Calgary and Vancouver. Holders who are registered on the books of the Depositary with an address in Canada will receive cash dividends and distributions in Canadian dollars, unless any such Holder has filed a timely election to receive such dividends and distributions in U.S. dollars.

GOVERNING LAW

    The Deposit Agreement is governed by the laws of the State of New York.

THE DEPOSITARY

    The Depositary is Morgan Guaranty Trust Company of New York, a New York banking corporation, which has its principal office located in New York, New York.

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                   COMPARISON OF RIGHTS OF AMOCO SHAREHOLDERS
                           AND BP AMOCO SHAREHOLDERS

    As a result of the Merger, Amoco Shareholders will receive BP Amoco ADSs, each of which represents six BP Amoco Ordinary Shares of BP Amoco, a public limited company incorporated under the laws of England and Wales. The following is a summary of material differences between the rights of Amoco Shareholders and the rights of BP Amoco Shareholders arising from the differences between the corporate laws of Indiana and England, the governing instruments of the two companies, and as a result of certain LSE requirements. For information as to where the governing instruments of Amoco and BP (which, upon the Merger becoming effective and including the amendments proposed for adoption at the BP Extraordinary General Meeting by the shareholders of BP, will be the governing instruments of BP Amoco) may be obtained, see "AVAILABLE INFORMATION."

LIMITATIONS ON ENFORCEABILITY OF CIVIL LIABILITIES UNDER U.S. FEDERAL SECURITIES
  LAWS

    BP is, and BP Amoco will be, an English company. Most of BP's directors and officers and certain of the experts named in this Proxy Statement/Prospectus are residents of the U.K. and not the U.S. In addition, a majority of BP Amoco's directors and officers will be residents of the U.K. and not the U.S. A large portion of the assets of BP and of such other persons are and, in the case of BP Amoco, after completion of the Merger, will be located outside of the U.S., although BP Amoco will have very substantial assets in the U.S. following the completion of the Merger. As a result, it may be difficult for investors to effect service within the U.S. upon such persons located outside the U.S. or to enforce in U.S. courts or outside the U.S. judgments obtained against such persons in U.S. courts, or to enforce in U.S. courts judgments obtained against such persons in courts in jurisdictions outside the U.S., in each case, in any action, including actions predicated upon the civil liability provisions of U.S. securities laws. BP believes that there may be doubt as to the enforceability against such persons in the U.K., whether in original actions or in actions for the enforcement of judgments of U.S. courts, of civil liabilities predicated solely upon the laws of the U.S., including its federal securities laws. Unlike directors and officers of Amoco presently, directors and officers of BP Amoco, a foreign private issuer under the Exchange Act, will not be subject to rules under the Exchange Act that under certain circumstances would require directors and officers to forfeit to BP Amoco any "short swing" profits realized from purchases and sales (as determined under the Exchange Act and the rules thereunder) of BP Amoco equity securities.

    Individual shareholders of an English company (including U.S. persons and depositary shareholders) have the right under English law to bring lawsuits on behalf of the company in which they are a shareholder, and on their own behalf against the company, in certain limited circumstances. Except in limited circumstances, English law does not permit class action lawsuits by shareholders. See "--Shareholders' Suits."

PROXY STATEMENTS AND REPORTS

    Pursuant to Section 14(a) of the Exchange Act and the rules promulgated thereunder (the "Proxy Rules"), Amoco is required to comply with certain notice and disclosure requirements relating to the solicitation of proxies in respect of shareholder meetings. As a foreign private issuer, BP is not subject to the Proxy Rules. However, BP is, and BP Amoco will be, subject to the Companies Act and the Listing Rules regulating notices of shareholder meetings. Under the applicable Companies Act and LSE requirements, notice of a shareholder meeting is normally accompanied by a shareholder circular containing an explanation of the purpose of the meeting and the BP Board's recommendations with respect to actions to be taken. BP Amoco Shareholders will be sent a summary of the BP Amoco annual report and accounts, although a full BP Amoco annual report and accounts is available to BP Amoco Shareholders who so request. All such communications will be sent by BP Amoco to the Depositary at the same time as they are sent to BP Amoco Shareholders. As a foreign private issuer with securities listed on the NYSE and registered under Section 12 of the Exchange Act, BP Amoco will also be required under the Exchange Act to publicly file with the SEC and the NYSE, as the case may be, annual reports and other information.

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Pursuant to the Merger Agreement, BP has agreed to use all reasonable efforts
(i) within 45 days after the end of its first three fiscal quarters in each of its fiscal years to file quarterly interim reports containing the principal financial information contained in Form 10-Q with the SEC under cover of a Report on Form 6-K, and (ii) within 90 days after the end of each fiscal year to file with the SEC its Annual Report on Form 20-F.

VOTING RIGHTS

    Under Indiana Law, each shareholder is entitled to one vote per share unless the articles of incorporation provide otherwise. In addition, the articles of incorporation may provide for class voting. The Amoco Amended Articles provide that Amoco Shareholders have the right, voting separately by class, to cast one vote for each share held by that shareholder upon each question or matter in respect of which, under Indiana Law, such holder is entitled to vote by class. Shareholders elect directors by a plurality. A quorum consists of a majority of the shares entitled to vote, unless otherwise required by law. Amoco has only one class of shares issued and outstanding.

    Under English law, the voting rights of shareholders are governed by a company's articles of association, subject to the statutory right of shareholders to demand a poll (in the case of BP, a vote where ordinary shareholders have one vote for each share held and preference shareholders have two votes for every five shares held) at a general meeting. The BP Amoco Articles will provide that all special and extraordinary resolutions (as defined below under "--Special Meeting of Shareholders") shall be conducted on a poll. The BP Amoco Articles will also provide that ordinary resolutions (as defined below under "-- Special Meeting of Shareholders") will be conducted on a show of hands, unless a poll is demanded by the Chairman of the meeting, or by at least five shareholders present in person or by proxy and having the right to vote at the meeting, or by any shareholder or shareholders representing at least 10% of the voting rights of all shareholders having the right to vote at the meeting or by any shareholder or shareholders holding shares conferring a right to vote at the meeting on which the aggregate sum paid up on such shares is equal to not less than 10% of the total sum paid upon all the shares conferring such right. See "DESCRIPTION OF BP AMOCO ORDINARY SHARES--Voting Rights." Cumulative voting is essentially unknown under English law. Under English law, two shareholders present in person constitute a quorum for purposes of a general meeting, unless the company's articles of association specify otherwise. The BP Amoco Articles specify that five shareholders present in person or by proxy and entitled to vote constitute a quorum for a general meeting of shareholders, except in certain specific circumstances.

    See "--Special Meeting of Shareholders" for a discussion of who may call meetings of shareholders of Amoco and BP Amoco.

    Under the terms of the BP Amoco Articles (subject to certain related amendments proposed for approval at the BP Extraordinary General Meeting) and the Deposit Agreement, record holders of BP Amoco ADSs may attend, speak and vote in respect of the BP Amoco Ordinary Shares represented by their BP Amoco ADSs at any general meeting in person in their capacity as proxies for the Depositary in respect of the BP Amoco ADSs held by them. Holders of BP Amoco ADSs may also appoint a representative to act as their agent at a general meeting. Alternatively, they may appoint the Depositary to vote on their behalf. See "DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES-- Voting of the Underlying Deposited Securities."

ACTION BY WRITTEN CONSENT

    Under Indiana Law and the Amoco Amended Articles, Amoco Shareholders may act by written consent in lieu of a meeting only if, prior to the action, all shareholders entitled to vote on the action sign a written consent setting forth the action.

    Under English law, a company's articles of association may provide that a resolution in writing executed by or on behalf of each shareholder who would have been entitled to vote upon it if it had been proposed at a general meeting at which he was present will be as valid and effectual as if it had been passed

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at a general meeting properly convened and held. Such a written resolution requires the unanimous consent of all such shareholders entitled to attend and vote. The BP Amoco Articles do not contain such a provision.

SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS OF DIRECTORS

    Generally, Indiana Law allows only certain matters to be submitted to shareholders, typically based on prior action by the board of directors. The SEC, under its rules, allows even precatory resolutions to be included in management's proxy statement for annual meetings of shareholders if certain conditions are met, including advance notice to the corporation. The Amoco By-laws provide that no vote on any shareholder proposal, including nomination of directors, will be permitted unless proper notice thereof is received by Amoco not less than 90 or more than 120 days before the next anniversary of Amoco's previous annual meeting.

    Under English law, shareholders may requisition a resolution to be voted on at a general meeting if (a) the requisition is made by the holders of shares which represent not less than one twentieth of the voting rights of all shareholders having at the date of the requisition a right to vote at the meeting to which the requisition relates; or (b) the requisition is made by not less than 100 shareholders holding shares on which there has been paid up an average sum, per shareholder, of not less than L100. The requisition must be deposited at the company's registered office not less than six weeks before the general meeting to which it relates. At a general meeting a resolution to appoint two or more directors by a single resolution may not be proposed unless a resolution approving that it may be proposed is passed by the general meeting with no dissenting votes.

SOURCES AND PAYMENT OF DIVIDENDS

    Under Indiana Law, the payment of dividends is permitted if, after giving effect to such action, the corporation is able to pay its debts as they become due in the ordinary course of business and the corporation's total assets exceed its total liabilities plus the amount that would be needed for preferential rights upon dissolution. The board of directors may base its determination that these requirements have been met on the corporation's financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances or on a fair valuation or other method that is reasonable under the circumstances.

    Under English law, a company may pay dividends on its ordinary shares, subject to the prior rights of holders of its preferred shares, only out of its distributable profits (accumulated, realized profits less accumulated, realized losses) and not out of share capital, which includes share premiums (paid-in surplus). Amounts credited to the share premium account (representing the excess of the consideration for the issue of shares over the aggregate nominal amount of such shares) may not be paid out as cash dividends but may be used, among other things, to pay up unissued shares which may then be distributed to shareholders in proportion to their holdings. In addition, an English public company such as BP Amoco may make a distribution at any time only if, at that time, the amount of its net assets is not less than the aggregate of its called-up (I.E., issued and paid-up) share capital and undistributable reserves. BP has historically paid four dividends per year. BP Amoco's Board will have the power under the BP Amoco Articles to pay dividends.

RIGHTS OF PURCHASE AND REDEMPTION

    Under Indiana Law, the repurchase and redemption of stock are subject to the same limitations as payment of dividends. See "--Sources and Payment of Dividends."

    Under English law, a company may issue redeemable shares if authorized by its articles of association and subject to the conditions stated therein. The BP Amoco Articles will permit the issue of redeemable shares. A company may purchase its own shares, including any redeemable shares, if authorized by its articles of association and provided that such purchase has been previously approved by an ordinary

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resolution of its shareholders in the case of an on-market purchase (which, in the case of BP Amoco, means on the LSE only) or a special resolution in other cases. Such shares may be redeemed or repurchased only if fully paid and, in the case of public companies, only, subject as provided below, out of distributable profits or the proceeds of a new issue of shares issued for the purpose of the repurchase or redemption. When a company purchases its own shares wholly out of profits, an amount equal to the nominal amount of the shares purchased and subsequently cancelled must be transferred to the capital redemption reserve, which is generally treated as paid-up share capital. In addition, any amount payable by the company on purchase of its shares in excess of the par value thereof may be paid out of the proceeds of a new issue of shares up to an amount equal to whichever is the lesser of the aggregate of the original premiums received by the company on the issue of those shares or the amount of the company's share premium account as at the time of the repurchase including any sum transferred to that account in respect of premiums on the new issue. The LSE, on which the BP Amoco Ordinary Shares will be listed, requires that purchases within a period of 12 months of 15% or more of a company's share capital must be made by way of either a tender or partial offer to all shareholders, and in the case of a tender offer, at a stated maximum or fixed price. Notice of a tender offer must be given by advertising in two U.K. national newspapers at least seven days before the offer closes. Purchases within a period of 12 months below the 15% threshold may be made through the market in the ordinary way provided that the price is not more than 5% above the average of the middle market quotations taken from the Daily Official List of the LSE for the five trading days before the purchase date or by way of an off-market purchase negotiated with one or more shareholders.

GENERAL MEETING OF SHAREHOLDERS

    The Amoco Amended Articles provide that the Amoco Board will determine the location of annual meetings.

    Under the BP Amoco Articles, all general meetings are to be held in England. See "DESCRIPTION OF BP AMOCO ORDINARY SHARES--General Meetings."

SPECIAL MEETING OF SHAREHOLDERS

    The Amoco By-laws provide that special meetings of shareholders can be called upon notice only by the Chairman of the Board or a majority of the number of directors elected and qualified. Shareholders are not permitted to call a special meeting or to require that the Board call a special meeting of shareholders. Moreover, the business permitted to be conducted at any special meeting of shareholders is limited to the business specified in the notice of the meeting.

    Under English law, an extraordinary general meeting of shareholders may be called by the board of directors or (notwithstanding any provision to the contrary in a company's articles of association) by a requisition of shareholders holding not less than one-tenth of the paid-up capital of the company carrying voting rights at general meetings. An ordinary resolution (as defined below) requires 14 clear days' notice (as defined below), and a majority vote of those present and voting. An extraordinary resolution (as defined below) also requires 14 clear days' notice. A special resolution (as defined below) requires 21 clear days' notice. Both an extraordinary resolution and a special resolution require a three-quarters majority vote of those present (in person or by proxy) and voting. General meetings may be called at shorter notice if (a) in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice; or (b) in the case of an extraordinary general meeting, a majority of the shareholders holding at least 95% by nominal value of the shares which can be voted at such meeting so agree. The term "clear days' notice" means calendar days and excludes the date of mailing, the deemed date of receipt of such notice (which is provided for in the articles of association when first-class mail is employed with an extra day's notice required where second-class mail is employed), and the date of the meeting itself. "Extraordinary resolutions" are relatively unusual and are confined to certain matters out of the ordinary course of business such as a proposal to wind up the affairs of the company. "Special resolutions" generally involve proposals to change the name of the company, to alter its capital structure,

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to change or amend the rights of shareholders, to permit the company to issue new shares for cash without applying the shareholders' pre-emptive rights, to amend the company's objects (purpose) clause in its memorandum of association, to amend the company's articles of association and to carry out certain other matters where either the company's articles of association or the Companies Act prescribe that a "special resolution" is required. All other proposals relating to the ordinary course of the company's business, such as the election of directors, would be the subject of an "ordinary resolution."

DISSENTERS' RIGHTS

    Under Indiana Law, shareholders who follow prescribed statutory procedures are entitled to dissent from certain mergers or consolidations and to receive fair value for their shares in lieu of the consideration they would otherwise receive in the transaction. There are no dissenters' rights for shareholders of a company which has shares of stock (or depositary receipts in respect thereof) registered on a national securities exchange or traded on the NASDAQ National Market System. Amoco Shares are listed on the NYSE and, therefore, Amoco Shareholders have no dissenters' rights of appraisal with respect to the Merger.

    While English law does not generally provide for dissenters' rights, if a shareholder applies to a court as described under "--Shareholders' Votes on Certain Transactions" below, the court may specify such terms for the acquisition as it considers appropriate.

PRE-EMPTIVE RIGHTS

    Unless the articles of incorporation expressly provide otherwise, shareholders of an Indiana corporation do not have pre-emptive rights. The Amoco Amended Articles do not provide for pre-emptive rights.

    Under English law, the issue for cash of equity securities (securities which with respect to dividends or capital carry a right to participate beyond a specified amount) or rights to subscribe for or convert into equity securities must be offered in the first instance to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution has been passed in a general meeting of shareholders to the contrary. As is the custom of many English companies listed on the LSE, at its annual general meeting each year, BP proposes a resolution to authorize the BP Board to allot up to a specified amount of share capital otherwise than PRO RATA to its existing shareholders. See "DESCRIPTION OF BP AMOCO ORDINARY SHARES."

AMENDMENT OF GOVERNING INSTRUMENTS

    Under Indiana Law, a corporation's board of directors may propose, and its shareholders may adopt, one or more amendments to the corporation's articles of incorporation. The Amoco Amended Articles also provide that amending, altering or repealing any provision of the Amended Articles relating to the Amoco Board requires the affirmative vote of holders of at least 75% of the shares entitled to vote on the amendment to the Amoco Amended Articles. Under Indiana law, the power to amend or repeal the by-laws of a corporation is vested solely in the board of directors unless the articles of incorporation provide otherwise. The Amoco By-laws provide that only the Amoco Board has the power to amend the Amoco By-laws.

    Under English law, the shareholders have the authority to alter, delete, substitute or add to the objects clause in a company's memorandum of association and all provisions of its articles of association by a vote of not less than three-quarters of the shareholders entitled to vote and who do vote, either in person or by proxy, at a general meeting subject, in the case of certain alterations to the memorandum of association, to the right of dissenting shareholders to apply to the courts to cancel the alterations. Under English law, the board of directors is not authorized to change the memorandum of association or the articles of association. Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to such class and the nature of the amendments, also require approval of the classes affected in separate class meetings.

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PREFERRED STOCK AND PREFERENCE STOCK

    The Amoco Amended Articles authorize the Amoco Board to establish series of either voting preferred stock or non-voting preferred stock and to determine, with respect to any series of voting or non-voting preferred stock, the designations and the relative rights, preferences, qualifications, limitations and restrictions (other than voting rights) of each such series by the adoption and filing in accordance with Indiana Law of an appropriate resolution of the Amoco Board. Voting preferred stock is entitled to vote with the Amoco Shares upon each question or matter submitted generally to Amoco Shareholders in respect of which voting by class or series is not required under Indiana Law. Both the voting preferred stock and the non-voting preferred stock is entitled to vote separately as a class upon each question or matter in respect of which such stock is entitled to vote by class or by series under Indiana Law.

    The BP Amoco Articles specify two types of preference shares that have been or may be issued with rights which entitle the holders, INTER ALIA, to a fixed cumulative preferential dividend.

STOCK CLASS RIGHTS

    Under the BP Amoco Articles, the rights attached to any class of shares may only be varied with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the relevant class of shares. The quorum for the separate general meetings is specified in the BP Amoco Articles as being persons holding or representing by proxy one-tenth of the issued shares of one class (in respect of the two types of preference shares) and one-third of the issued shares of any other class of share. A poll may be demanded at a separate class meeting by not less than five members present in person or by proxy and entitled to vote.

SHAREHOLDERS' VOTES ON CERTAIN TRANSACTIONS

    Under Indiana Law, the vote of a majority of the outstanding shares of capital stock entitled to vote thereon generally is necessary to approve a merger or other reorganization or a sale of all or substantially all of the assets of the corporation out of the ordinary course of business. After adoption by the board of directors, the Merger Agreement must be submitted to the shareholders for approval.

    Under the rules of the NYSE, acquisitions involving substantial security holders or the issuance of additional shares of common stock of a listed company aggregating 20% or more of the outstanding shares of common stock require the approval of the holders of a majority of the shares voting thereon. Other transactions do not require shareholder approval.

    Indiana Code SectionSection 23-1-43-1 ET SEQ. (the "Indiana Business Combination Law") generally prohibits a "resident domestic corporation" of Indiana, such as Amoco, from engaging in certain business combinations with an interested shareholder for a period of five years from the date the person becomes an interested shareholder unless, before such person became an interested shareholder, the board of directors of the corporation approved either the business combination or the purchase of more than 10% of the corporation's voting securities by the interested shareholder. "Interested shareholder" is defined as any person that is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the corporation's outstanding voting securities, or an affiliate or associate of the corporation who within the past five years was such a beneficial owner of 10% or more of the voting power of the corporation's outstanding voting securities. The Indiana Business Combination Law also provides that a resident domestic corporation may not engage in a merger or other business combination with an interested shareholder at any time unless one of three conditions is satisfied: (i) the board of directors of the corporation had, before such person became an interested shareholder, approved either the business combination or the purchase of more than 10% of the corporation's voting securities by the interested shareholder,
(ii) certain "fair price" criteria are satisfied (including a requirement that the interested shareholder and its affiliates and associates have not purchased any additional shares after first acquiring 10% of the corporation's voting securities), or (iii) five years have passed since the interested shareholder acquired more than 10% of the corporation's voting securities and the business combination is approved by

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a majority of the "disinterested" voting securities of the corporation. Although an Indiana corporation may elect, pursuant to its articles of incorporation or by-laws, not to be governed by this provision, neither the Amoco Amended
Articles nor the Amoco By-laws contain such an election.

    Shareholder approval is usually required under the rules of the LSE for an acquisition or disposition by a listed company, if the net assets of the company or business to be acquired or disposed of represent 25% or more of the net asset value of the company or of various other ratios prescribed by the listing rules of the LSE. Where the size of the acquisition or disposal falls below that level, certain information may nevertheless be required to be published or circulated to shareholders. Shareholder approval may also be required for an acquisition or disposal of assets between a listed company and certain parties including (i) directors of the company or its subsidiaries, (ii) holders of 10% of the nominal value of any class of the company's or any holding company's or subsidiary's shares having the right to vote in all circumstances at general meetings of the relevant company or (iii) any associate of persons described in
(i) or (ii) above.

    The Companies Act provides for schemes of arrangement, which are arrangements or compromises between a company and (any class of) its shareholders (or (any class of) its creditors) and are used for certain types of reconstructions, amalgamations, capital reorganizations or takeovers. They require the approval at a special meeting of the company convened by order of the court of a majority in number of the shareholders representing 75% in value of the capital or debt owed to the class of creditors or shareholders or class of shareholders present and voting, either in person or by proxy, and the sanction of the court. Once so approved and sanctioned, all creditors and shareholders (of the relevant class) are bound by the terms of the scheme; a dissenting shareholder would have no rights comparable to dissenters' rights described above. The Companies Act also provides that where a takeover offer (as defined therein) is made for the shares of a company incorporated in the U.K. and, within four months of the date of the offer the offeror has, by virtue of acceptances of the offer, acquired or contracted to acquire not less than nine-tenths in value of the shares of any class to which the offer relates, the offeror may, within two months of reaching the nine-tenths level, by notice require shareholders who do not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder may apply to the court within six weeks of the date on which such notice was given objecting to the transfer or its proposed terms. The court is unlikely (absent fraud or oppression) to exercise its discretion to order that the acquisition not take effect, but it may specify such terms of the transfer as it finds appropriate. A minority shareholder is also entitled in these circumstances to require the offeror to acquire his shares on the terms of the offer.

RIGHTS OF INSPECTION

    Indiana Law allows any shareholder, upon five days' written notice to the board of directors, to have the right during the usual hours for business to inspect the corporation's shareholder list, minutes of board and shareholder meetings, records of action taken by the board or shareholders without a meeting, accounting records and other corporate records. With respect to records of director and shareholder actions, the shareholder list and accounting records, the shareholder's notice must be made in good faith and for a proper purpose, and the records must be connected with the shareholder's purpose.

    Except when closed in accordance with the provisions of the Companies Act, the register and index of names of shareholders of an English company may be inspected during business hours by its shareholders including, in the case of BP Amoco, holders of BP Amoco ADSs, without charge and by other persons upon payment of a fee, and copies may be obtained on payment of a fee. The shareholders of an English public company may, without charge, also inspect the minutes of meetings of the shareholders during business hours and obtain copies on payment of a fee. The published annual accounts of a public company are required to be laid before the shareholders in a general meeting and a shareholder is entitled to a copy of such accounts. The shareholders of BP Amoco have no rights to inspect its accounting records or minutes of meetings of its directors. Certain registers required to be kept by the company are open to public inspection and service contracts of directors of the company (which have more than 12 months unexpired or require more than 12 months' notice to terminate) must be available for inspection during business hours. Rights of inspection during business hours mean that the company must make the register,

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index or document available for inspection for not less than two hours during the period between 9:00 a.m. and 5:00 p.m. on each business day. The rules of the LSE require the service contracts of directors, whether or not they have less than 12 months unexpired or require more than 12 months' notice to terminate, to be open for inspection during normal business hours and each business day at certain times for periods longer than two hours.

STANDARD OF CONDUCT FOR DIRECTORS

    Indiana Law requires that directors, in performing their duties, are obligated as fiduciaries to exercise their business judgment and act in what they reasonably determine in good faith, after appropriate consideration, to be the best interests of the corporation. Decisions made on that basis are protected by the so-called "business judgment rule." In performing their duties, directors are entitled to rely on information prepared and presented by certain officers and employees of the corporation, legal counsel, accountants and certain other professionals as to matters within the person's professional or expert competence and any committee of the board of directors if the director reasonably believes the committee merits confidence.

    Under English law, directors are under fiduciary duties to act in a company's best interest. Such duties include the obligation of a director not to put himself in a position where there is an actual or potential conflict between his duty to his company and duties to any other person or his personal interests and the obligation to exercise his powers only in accordance with the articles of association of the company. In addition, the standard of skill required of directors is judged on a subjective basis; directors are required to exercise the degree of competence which could reasonably be expected from someone with their degree of knowledge and experience. The standard of care required is, however, judged on an objective basis; directors are expected to exercise the degree of care which a reasonable person would exercise on his own behalf.

    Various duties are also imposed upon directors of a company by English statute in that they are required to disclose certain information (E.G., personal interests in contracts with the company) to the company.

CLASSIFICATION OF THE BOARD OF DIRECTORS

    Under Indiana Law, the articles of incorporation of an Indiana corporation may provide for the classification of the board of directors in order to stagger the terms of directors. The term "classified board" generally means the specification of selected board seats for a term of more than one year (but not more than three years), with different classes of board seats coming up for election each year. The Amoco Amended Articles and Amoco By-laws provide for a classified board of directors consisting of three classes of directors, each class elected for a term of three years.

    English law permits a company to provide for the classification of the board of directors with respect to the time for which directors severally hold office. The BP Articles provide that there shall not be less than three directors and not more than eighteen. Pursuant to the Merger Agreement and subject to the approval of amendments to the BP Articles to be proposed at the BP Extraordinary General Meeting, the BP Amoco Articles will provide that there shall be not less than three and not more than twenty-two directors. All directors are subject to the general corporate law requirements concerning the removal of directors. See "--Removal of Directors." It is proposed to amend the BP Articles at the BP Extraordinary General Meeting to provide that all directors who have been in office for three years or more since they were elected or re-elected shall retire from office by rotation. Such retired directors are eligible for re-election. Any director appointed by the directors since the last annual general meeting is required to retire at the next following annual general meeting and is then eligible for election.

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REMOVAL OF DIRECTORS

    Under Indiana Law, directors may be removed in any manner provided in the articles of incorporation. In addition, directors may be removed by the shareholders or directors with or without cause unless the articles of incorporation specify otherwise. The Amoco Amended Articles provide that directors may be removed only for cause and only by a vote, at a meeting of shareholders called for that purpose, of 75% of the outstanding shares entitled to vote at an election of directors.

    Under the Companies Act, shareholders have the right to remove a director without cause by ordinary resolution of which special notice (28 clear days' notice) has been given to the company, irrespective of the provisions of the articles of association of the company or of any service contract the director has with the company.

VACANCIES ON THE BOARD OF DIRECTORS

    Under Indiana Law, the board of directors of a corporation may fill any vacancy on the board, including vacancies resulting from an increase in the number of directors. Under the Amoco Amended Articles and the Amoco By-laws, in case of a vacancy among the directors, the remaining directors, although less than a quorum, by an affirmative vote of a majority thereof, may fill such vacancy.

    Under English law, shareholders of an English public company may, by ordinary resolution at a meeting at which any director retires by rotation, appoint a person who is willing to be a director either to fill a vacancy or (subject to any maximum provided in the company's articles of association) as an additional director. The board of directors also has the power to appoint a director to fill a vacancy or as an additional director, subject to such conditions as may be set out in the company's articles of association, provided that such appointment will only last until the next following general meeting of the company, at which the director concerned may be reelected.

LIABILITY OF DIRECTORS AND OFFICERS

    Under Indiana Law, a director is not liable for any action taken as a director, or any failure to take any action, unless (i) the director has breached or failed to perform the duties of the director's office in compliance with Indiana law and (ii) the breach or failure to perform constitutes willful misconduct or recklessness.

    English law does not permit a company to exempt any director or other officer of the company or any person employed by the company as auditor from any liability which by virtue of any rule of law would otherwise attach to him in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Indiana Law permits indemnification of directors, officers, employees and agents against liabilities and expenses incurred in proceedings if the individual acted in good faith and reasonably believed (1) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, and (2) in all other cases, that his conduct was at least not opposed to its best interests. In the case of any criminal proceeding, the individual must either have had reasonable cause to believe the conduct was lawful or had no reasonable cause to believe such individual's conduct was unlawful. Indiana Law provides that statutory indemnification is not exclusive of rights to indemnification provided in the articles of incorporation or by-laws, or through resolutions of its board of directors or shareholders.

    The Amoco By-laws provide that to the extent not inconsistent with Indiana Law, every director or officer will be indemnified against any and all liability and reasonable expense incurred by him in connection with a claim, action, suit or proceeding, provided such person is wholly successful and satisfied

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the statutory provisions set forth above. In addition, the Amoco Board may approve indemnification of persons to the full extent permitted by Indiana Law on account of past or future transactions.

    English law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability which by virtue of any rule of law would otherwise attach to him in respect of negligence, default, breach of duty or breach of trust in relation to the company, except liability incurred by such director, officer or auditor in defending any legal proceedings (whether civil or criminal) in which judgment is given in his favor or in which he is acquitted or in certain instances where, although he is liable, a court finds that such director, officer or auditor acted honestly and reasonably and that having regard to all the circumstances he ought fairly to be excused and relief is granted by the court. Section 310 of the Companies Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability which would otherwise attach to them in respect of any negligence, default, breach of duty or breach of trust in relation to the company. Both Amoco and BP maintain directors' and officers' insurance.

ADDITIONAL PROVISIONS OF INDIANA LAW

    Indiana Law specifically authorizes directors, in considering the best interest of a corporation, to consider the effects of any action on shareholders, employees, suppliers, and customers of the corporation and communities in which offices or other facilities of the corporation are located and any other factors the directors consider pertinent. Under Indiana Law, directors are not required to approve a proposed business combination or other corporate action if the directors determine in good faith that such approval is not in the best interests of the corporation. In addition, Indiana Law states that directors are not required to redeem any rights under or render inapplicable a shareholder rights plan or to take or decline to take any other action solely because of the effect such action might have on a proposed change of control of the corporation or the amounts to be paid to shareholders upon such a change of control. Indiana Law explicitly provides that the different or higher degree of scrutiny imposed in certain other jurisdictions upon director actions taken in response to potential changes in control will not apply.

    In taking or declining to take any action or in making any recommendation to a corporation's shareholders with respect to any matter, directors are authorized under Indiana Law to consider both the short-term and long-term interests of the corporation as well as interests of other constituencies and other relevant factors. Any determination made with respect to the foregoing by a majority of the disinterested directors shall conclusively be presumed to be valid unless it can be demonstrated that such determination was not made in good faith.

SHAREHOLDERS' SUITS

    Under Indiana Law, a shareholder may institute a lawsuit against one or more directors, either on his own behalf or derivatively on behalf of the corporation. A shareholder's derivative complaint must include details of any demand made on the board of directors, or the reason or reasons why a demand was not made. The board may (unless the articles of incorporation provide otherwise) establish a committee of disinterested board members to conduct an investigation of any action. The committee's determination is conclusive on all shareholders unless the shareholders can show that the members were not disinterested or the investigation was not conducted in good faith. If reasonable cause does not exist for the action, a plaintiff can be ordered to pay the defendant's reasonable expenses. No discontinuance or settlement of the proceeding may occur without court approval.

    In addition to having the right to institute a lawsuit on behalf of the company in certain limited circumstances under English law, Section 459 of the Companies Act permits a shareholder whose name is on the register of shareholders of the company (including U.S. persons) to apply for a court order when the company's affairs are being or have been conducted in a manner unfairly prejudicial to the interests of the shareholders generally or some part of the shareholders, including at least such shareholder, or when

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any actual or proposed act or omission of the company is or would be so prejudicial. A court when granting relief has wide discretion, including authorizing civil proceedings to be brought in the name of the company by a shareholder on such terms as the court may direct. Except in these limited respects, English law does not permit class action lawsuits by shareholders on behalf of the company or on behalf of other shareholders. In order to become a shareholder and enforce such rights under English law, holders of BP Amoco ADSs will be required to convert at least one of such BP Amoco ADS into BP Amoco Ordinary Shares in accordance with the terms of the Deposit Agreement.

CERTAIN PROVISIONS RELATING TO SHARE ACQUISITIONS

    Indiana has a control share acquisition statute, which generally provides that any person or group of persons that acquires the power to vote more than specified levels (one-fifth, one-third, or a majority) of certain domestic corporations' shares in a transaction not approved by the corporation's board of directors will not have the right to vote such shares unless granted voting rights by the holders of a majority of the votes entitled to be cast, excluding "interested shares." Interested shares are those shares held by the acquiring persons and by officers of the corporation and employees of the corporation who are also directors of the corporation. If the approval of voting power for the shares is obtained at one of the specified levels, additional shareholder approvals are required when a shareholder seeks to acquire the power to vote shares at the next level. In the absence of such approval, the additional shares acquired by the shareholder may not be voted. The Indiana control share acquisition statute is applicable only to corporations that have (a) one hundred or more shareholders; (b) its principal place of business, its principal office, or substantial assets within Indiana; and (c) either (i) more than ten percent of its shareholders resident in Indiana; (ii) more than ten percent of its shares owned by Indiana residents; or (iii) ten thousand shareholders resident in Indiana. Although an Indiana corporation may elect, pursuant to its articles of incorporation or by-laws, not to be governed by this provision, neither the Amoco Amended Articles nor the Amoco By-laws contains such an election.

    In the case of a company listed on the LSE, shareholder approval must be obtained for certain acquisitions or disposals of assets involving directors or substantial shareholders or their associates. See "--Shareholders' Votes on Certain Transactions." In addition, takeovers of public companies are regulated by the City Code, non-statutory rules not enforceable at law but administered by the Takeover Panel, a body comprising representatives of certain City of London financial and professional institutions which oversees the conduct of such takeovers. One of the provisions of the City Code is to the effect that, (i) when any person acquires, whether by a series of transactions over a period of time or not, shares which (taken together with shares held or acquired by persons acting in concert with him) carry 30% or more of the voting rights of a public company; or (ii) when any person, together with persons acting in concert with him, holds not less than 30% but not more than 50% of the voting rights and such person, or any person acting in concert with him, acquires any additional shares, such person must generally make an offer for all of the equity shares of the company (whether voting or non-voting) and any class of voting non-equity shares of the company held by such person or any person acting in concert with him, for cash, or accompanied by a cash alternative, at not less than the highest price paid for the relevant shares during the 12 months preceding the date of the offer.

ANTI-TAKEOVER MEASURES UNDER ENGLISH LAW

    Under English law, directors of a company have a fiduciary duty to take only those actions which are in the interests of the company. Generally speaking, anti-takeover measures are not actions which under English law fall within this category. Under the City Code, a company is prohibited from taking any action without the approval of its shareholders at a general meeting held at any time after a BONA FIDE offer has been communicated to its board of directors or after its board of directors has reason to believe that a bona fide offer might be imminent which action could effectively result in a bona fide offer being frustrated or in the shareholders being denied an opportunity to decide on its merits.

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DISCLOSURE OF INTERESTS

    Acquirors of Amoco Shares are subject to disclosure requirements under
Section 13(d)(1) of the Exchange Act and Rule 13d-1 thereunder, which provide that any person who becomes the beneficial owner of more than 5% of the issued and outstanding Amoco Shares shall, within 10 days after such acquisition, file a Schedule 13D with the SEC disclosing certain specified information, and send a copy of the Schedule 13D to Amoco and to the securities exchange on which the security is traded.

    After the Merger, acquirors of BP Amoco ADSs will be required to comply with, among other things, the provisions of Section 13(d) of the Exchange Act and Rule 13d-1 thereunder with respect to their attributed ownership of the underlying BP Amoco Ordinary Shares.

    Section 198 of the Companies Act provides that a person (including a company and other legal entities) who acquires a material interest or becomes aware that he has acquired a material interest of 3% or more of any class of shares comprised in a public company's "relevant share capital" (which, for these purposes, means that company's issued share capital carrying rights to vote in all circumstances at general meetings of the company) is obliged to notify that company in writing of his interest within two days following the day on which the obligation arises. Thereafter, any changes in respect of whole percentage figure increases or decreases, rounded down to the next whole number or which reduce such interest below 3%, must be notified in writing to the company. The BP Amoco Ordinary Shares are "relevant share capital" for this purpose.

    In addition, the Companies Act provides that a public company may, by notice in writing (a "Section 212 Notice"), require a person whom the company knows or has reasonable cause to believe to be, or to have been at any time during the three years immediately preceding the date on which the notice is issued, interested in shares comprised in the company's "relevant share capital" to confirm that fact or (as the case may be) to indicate whether or not that is the case, and when he holds or has during the relevant time period held an interest in such shares, to give such further information as may be required by BP Amoco relating to his interest and any other interest in the company's shares of which he is aware. The disclosure must be made within such reasonable period as may be specified in the relevant notice (which may, depending on the circumstances, be as short as one or two days).

    For the purpose of the above obligations, the interest of a person in shares means any kind of interest in shares including interests in any shares (i) in which his spouse, his child or his stepchild is interested, (ii) if a corporate body is interested in them and either (a) that corporate body is or its directors are accustomed to act in accordance with that person's directions or instructions or (b) that person is entitled to control or controls one-third or more of the voting power of that corporate body or (iii) if another party is interested in shares and the person and that other party are parties to a "concert party" agreement under Section 204 of the Companies Act (being an agreement which provides for one or more parties to it to acquire interests in shares of a particular public company, which imposes obligations or restrictions on any one or more of the parties as to the use, retention or disposal of such interests acquired pursuant to such agreement and any interest in the company's shares is in fact acquired by any of the parties pursuant to the agreement). The holding of a BP Amoco ADR or a BP Amoco ADS would generally constitute an interest in the underlying BP Amoco Ordinary Shares.

    When a Section 212 Notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, INTER ALIA, any transfer of those shares, the exercise of voting rights in respect of such shares, the issue of further shares in respect of such shares and, other than in a liquidation, payments, including dividends, in respect of such shares. Such restrictions may also void any agreement to transfer such shares. In respect of an interest in shares that is less than 0.25% of the relevant class of shares in a company listed on the LSE, the restrictions extend only to a prohibition on attending and voting at general meetings. In addition, a person who fails to fulfill the obligations described above is subject to criminal penalties in the U.K. Under the BP Amoco Articles, certain of the powers of imposing restrictions granted to the courts may be imposed by the BP Amoco Board in certain circumstances.

CERTAIN LONDON STOCK EXCHANGE LISTING REQUIREMENTS

    In addition to the provisions of the BP Amoco Articles and the Companies Act, BP Amoco will be subject to the Listing Rules of the LSE ("Listing Rules") made under Section 142 of the U.K. Financial Services Act 1986 and in particular to the continuing obligations under those rules. Among other things, these require a listed company to notify the LSE of any major new developments in its sphere of activities which are not public knowledge which may by virtue of the effect of these developments on its assets and liabilities or financial position or in the general course of its business, lead to a substantial movement in the price of its listed securities. The company must ensure equality of treatment for all holders of listed securities who are in the same position and, when its securities are listed on more than one stock exchange, must ensure that equivalent information is made available to the market on each exchange on which its securities are listed. In addition, the BP Amoco Articles, the general law and/or the Listing Rules impose obligations on listed companies to send the following information to shareholders:

        (i) details relating to certain acquisitions, disposals, takeovers, mergers and offers either made by or in respect of the company, and

        (ii) an explanatory circular, whenever a general meeting of the shareholders is convened. If the meeting includes any business other than routine business at an annual general meeting, it must specify the general nature of such business (routine business means declarations of dividends, considering the report and accounts, election of directors in place of those retiring, and appointment and fixing remuneration of auditors or approving the manner in which fixed).

    In addition to the above requirements, a listed company is required to notify the LSE of certain notifications received by the company of persons holding an interest in 3% or more of (any class of) the company's relevant share capital, any changes on the company's board of directors, any purchase or redemption by the company of its own equity securities, any directors' interests (including changes) in the shares or the debentures of their company and changes in the capital structure of the company. Unaudited half yearly reports of results for the first six months of any fiscal year and an unaudited preliminary announcement of results for each full fiscal year must also be published. BP Amoco will also publicly announce unaudited results for quarterly periods. See "THE MERGER--Certain Other Effects of the Merger."

           DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE MERGER

DIRECTORS AND EXECUTIVE OFFICERS

    Pursuant to the Merger Agreement, at the Effective Time, the BP Amoco Board will consist of twenty-two directors, nine of whom will be designated by Amoco and thirteen of whom will be designated by BP. The name, age, current position and business experience of the twenty-two persons who have been designated to serve on the BP Amoco Board are set forth below. For a listing of those individuals who have been designated to serve as executive officers of BP Amoco, see "THE MERGER AGREEMENT-- Directors and Management of BP Amoco Following the Merger."

DIRECTORS DESIGNATED BY AMOCO

    H. LAURANCE FULLER, age 59, has been a director of Amoco since 1981. He was elected Chairman and Chief Executive Officer of Amoco in February 1991 and served as President of Amoco from 1983 through 1995. Mr. Fuller is a director of Chase Manhattan Corporation, Chase Manhattan Bank, Motorola, Inc., Security Capital Group and Abbott Laboratories. He also serves on the boards of directors of Catalyst, the American Petroleum Institute and the Rehabilitation Institute of Chicago and is a trustee of The Orchestral Association.

    WILLIAM G. LOWRIE, age 54, has been a director of Amoco and has served as President since 1996. He is a director of Bank One Corporation and First National Bank of Chicago. He is also a board member of Northwestern Memorial Corporation, Chicago United, the American Petroleum Institute, Junior Achievement and the Lyric Opera of Chicago. Mr. Lowrie also serves as a member of the University of Illinois at Chicago Chancellor's Corporate Advisory Board and is a vice chairman of the Ohio State University Foundation.

    RUTH S. BLOCK, age 67, has been a director of Amoco since 1986. Mrs. Block retired as executive vice president and chief insurance officer of The Equitable (insurance and financial services) in 1987. She served as chairman and chief executive officer of the Equitable Variable Life Insurance Company from 1980-1984. She is also a director of Ecolab, Inc. and 39 Alliance Capital Mutual Funds.

    JOHN H. BRYAN, age 62, has been a director of Amoco since 1982. He is Chairman and Chief Executive Officer of Sara Lee Corporation, a global manufacturer and retailer of packaged foods and consumer products, and also serves on the boards of Bank One Corporation, The First National Bank of Chicago and General Motors Corporation.

    ERROLL B. DAVIS, JR., age 54, has been a director of Amoco since 1991. He is President and Chief Executive Officer and a director of Interstate Energy Corporation, a regulated utility and environmental, energy, transportation and real estate development services company. Mr. Davis served as President and Chief Executive Officer and director of WPL Holdings from 1990-1998 and is a director of PPG Industries, Inc., the Wisconsin Utilities Association, the Wisconsin Association of Manufacturers and Commerce, the Iowa Business Council and the Edison Electric Institute. He is a member of the Board of Trustees of Carnegie-Mellon University.

    RICHARD J. FERRIS, age 62, has been a director of Amoco since 1981. He retired in 1997 as a Co-chairman and director of Doubletree Corporation, a hotel property management company. He is a director of The Proctor & Gamble Company and Candlewood Hotel Corporation. He currently serves on the Executive Committee of the board of directors of Promus Hotel Corporation.

    FLORIS A. MALJERS, age 65, has been a director of Amoco since 1994. He is a member of the Supervisory Boards of SHV Holding, Vendex N.V. and KLM Royal Dutch Airlines. Mr. Maljers is Chairman of the Supervisory Boards of Philip Electronics N.V. and the Amsterdam Concertgebouw N.V. and Chairman of the Board of Trustees of the Utrecht University Hospital and Governor of the London-based European Policy Forum.

    DR. WALTER E. MASSEY, age 60, has been a director of Amoco since 1993 and was also on the Amoco Board from 1983 to 1991. Dr. Massey is President of Morehouse College, and is a director of Motorola, Inc., Bank of America, McDonald's Corporation and the Mellon Foundation. He has been a member of the National Science Board and the President's Council of Advisors on Science and Technology.

    MICHAEL H. WILSON, age 60, has been a director of Amoco since 1993. He is Vice Chairman and a director of RBC Dominion Securities Inc., a Canadian investment bank, and is also a director of Manufacturers Life Insurance Company, Rio Algom Limited and several other technology and finance enterprises. Mr. Wilson is also a member of the board of trustees of The Aspen Institute, the Institute of the Americas and the advisory committee of the Clarke Institute of Psychiatry.

CONTINUING BP DIRECTORS

    PETER D. SUTHERLAND, age 52, became chairman of BP in May 1997, having rejoined the BP Board in 1995 as deputy chairman following service as director-general of the GATT and the World Trade Organization. He is chairman of Goldman Sachs International and a non-executive director of Telefonaktiebolaget LM Ericsson, Investor AB and ABB Asea Brown Boveri. Mr. Sutherland will serve as a co-chairman on the BP Amoco Board.

    SIR JOHN BROWNE, age 50, became group chief executive of BP in 1995, having been a managing director since 1991. He is a non-executive director of SmithKline Beecham and the Intel Corporation, a trustee of the British Museum and a member of the supervisory board of Daimler-Benz. He is also Vice President and a member of the Board of the Prince of Wales Business Leaders Forum.

    DR. JOHN G. S. BUCHANAN, age 55, became group chief financial officer and a managing director of BP in 1996. He was formerly group treasurer and chief executive, BP Finance. He is a non-executive director of Boots and a member of the UK Accounting Standards Board.

    RODNEY F. CHASE, age 55, is the president and deputy chief executive officer of BP. He became a managing director of BP in 1992 and is currently chief executive of BP's refining and marketing business. He is a non-executive director of the BOC Group.

    DR. CHRISTOPHER S. GIBSON-SMITH, age 53, became a managing director of BP in 1997. He is currently responsible for regional management and for BP policies on ethical conduct, employees, relationships and health, safety and environment.

    RICHARD L. OLVER, age 51, became a managing director of BP in January 1998. He is currently chief executive of BP's exploration and production business. He is a non-executive director of Reuters Holdings.

    BRYAN K. SANDERSON, age 57, became a managing director of BP in 1992. He is currently chief executive of BP's chemicals business. He is chairman of Sunderland p.l.c., a non-executive director of British Steel and president of CEFIC, the European Chemical Industry Council.

    CHARLES F. KNIGHT, age 62, became a director of BP in 1987. He is chairman and chief executive officer of Emerson Electric and is a director of Anheuser-Busch, SBC Communications Inc. and IBM.

    H. MICHAEL P. MILES, age 62, became a director of BP in 1994. He is chairman of Johnson Matthey and a director of John Swire & Sons, ING Baring Holdings and BICC.

    SIR ROBIN NICHOLSON, age 64, became a director of BP in 1987. He is chairman of Pilkington Optronics, a non-executive director of Rolls-Royce and a member of the U.K. Government's Council for Science and Technology.

    SIR IAN PROSSER, age 55, became a director of BP in 1997. He is chairman and chief executive of Bass, a non-executive director of Lloyds TSB and vice president of the council of the Brewers and Licensed Retailers Association.

    ROBERT P. WILSON, age 55, became a director of BP in July 1998. He is chairman of Rio Tinto plc, a non-executive director of Diageo plc and a trustee of the Camborne School of Mines.

    THE LORD WRIGHT OF RICHMOND, age 67, became a director of BP in 1991, having been Permanent Under-Secretary and Head of the U.K. Diplomatic Service. He is chairman of the Royal Institute of International Affairs and is a non-executive director of De La Rue and an advisory director of Unilever.

MEETINGS OF THE BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

    The Merger Agreement provides that a majority of the meetings of the BP Amoco Board will be held in London. The committees of the BP Amoco Board will initially be the same as the current standing committees of the BP Board, which are: the Audit Committee, the Chairman's Committee, the Ethics and Environment Assurance Committee, the Nominations Committee, the Remuneration Committee, the Results Committee and the Equity Committee. The Audit Committee will review the application and effectiveness of the policies and processes of BP Amoco on matters of internal financial policy, control and risk. It will review all group financial statements and other related documents to be sent to shareholders prior to their submission to the BP Amoco Board. The auditors and the chief financial officer will regularly attend the committee's meetings.

    The Chairman's Committee will review the structure and effectiveness of BP Amoco's organization and overall performance of the Chief Executive Officer. It will also review the succession plans for all executive directors and any other matters which are appropriate for the non-executive directors to consider.

    The Ethics and Environment Assurance Committee will review policies and processes which bear upon BP Amoco's reputation and its community, customer, employee, health, safety, environmental and other relationships.

    The Remuneration Committee will determine on behalf of the BP Amoco Board the terms of engagement and remuneration of the Chief Executive Officer and Managing Directors. It also establishes the principles of the remuneration of other senior executives.

    The Nominations Committee will recommend to the BP Amoco Board candidates for appointment as directors.

    The Results Committee will be authorized on behalf of the BP Amoco Board to release financial statements and dividend announcements, and the Equity Committee will exercise the BP Amoco Board's authority to issue and allot shares.

    The initial members and chairmen of these Committees will be determined by the new BP Amoco Board on the recommendation of the Co-Chairmen.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND FIVE PERCENT SHAREHOLDERS

    The directors and executive officers of BP Amoco as a group are expected to beneficially own less than 1.0% of the issued BP Amoco Ordinary Shares (including interests therein represented by BP Amoco ADSs) after giving effect to the Merger. No person is expected to beneficially own more than five per cent of the outstanding BP Amoco Ordinary Shares (including interests therein represented by BP Amoco ADSs) after giving effect to the Merger.

    The following table summarizes as of October 26, 1998, the latest practicable date prior to the printing of this Proxy Statement/Prospectus, the stock ownership of the proposed directors of BP Amoco designated by Amoco and the continuing BP directors, before the Merger and after giving effect to the Merger (assuming no changes in ownership between the date of this Proxy Statement/Prospectus and the Effective Time). This stock ownership information does not include any options to purchase Amoco Shares or options to purchase BP Amoco Ordinary Shares.

                                                                                            AFTER THE MERGER(A)
                                                                                          -----------------------
                                                               BEFORE THE MERGER           NUMBER OF
                                                       ---------------------------------   BP AMOCO    NUMBER OF
                                                        NUMBER OF BP       NUMBER OF       ORDINARY     BP AMOCO
                                                       ORDINARY SHARES  AMOCO SHARES(A)     SHARES        ADSS
                                                       ---------------  ----------------  -----------  ----------
DIRECTORS DESIGNATED BY AMOCO
H.L. Fuller..........................................        --                171,996(b)     --          113,804
W.G. Lowrie..........................................        --                 85,621(b)     --           56,652
R.S. Block...........................................        --                 10,233        --            6,770
J.H Bryan............................................        --                 12,448        --            8,236
E.B. Davis, Jr.......................................        --                  7,566        --            5,006
R.J. Ferris..........................................        --                 32,848        --           21,734
F.A. Maljers.........................................        --                  4,224        --            2,794
Dr. W.E. Massey......................................        --                  5,715        --            3,781
M.H. Wilson..........................................        --                  5,448        --            3,604

CONTINUING BP DIRECTORS
P.D. Sutherland......................................         3,318            --              3,318       --
Sir John Browne......................................       422,115(c)         --            398,017        4,016
Dr. J.G.S. Buchanan..................................       151,702            --            151,702       --
R.F. Chase...........................................       274,064            --            274,064       --
Dr. C.S. Gibson-Smith................................       118,132            --            118,132       --
C.F. Knight..........................................        13,851(d)         --             --            2,309
H.M.P. Miles.........................................         4,516            --              4,516       --
Sir Robin Nicholson..................................         1,670            --              1,670       --
R.L. Olver...........................................       115,924            --            115,924       --
Sir Ian Prosser......................................           413            --                413       --
B.K. Sanderson.......................................       269,742            --            269,742       --
R.P. Wilson..........................................         2,739            --              2,739       --
The Lord Wright of Richmond..........................         1,964            --              1,964       --

------------------------

NOTES:

(a) Does not include fractional shares, if any.

(b) Includes share equivalents held in the Amoco Stock Fund of the Amoco Employee Savings Plan as of September 30, 1998.

(c) Includes 24,098 BP Ordinary Shares held in American Depositary Share form.

(d) Held in American Depositary Share form.

    As of October 26, 1998 (the latest practicable date prior to the printing of this Proxy Statement/ Prospectus) the directors designated by Amoco and the continuing BP directors owned the following outstanding options on Amoco Shares and BP Ordinary Shares:

                                                                                 NUMBER OF BP    NUMBER OF AMOCO
                                                                                ORDINARY SHARES    SHARES UNDER
                                                                                 UNDER OPTION         OPTION
                                                                                ---------------  ----------------
DIRECTORS DESIGNATED BY AMOCO
H.L. Fuller...................................................................        --              1,860,000(a)
W.G. Lowrie                                                                           --                922,000(b)

CONTINUING BP DIRECTORS
Sir John Browne...............................................................          2,984(c)        --
Dr. J.G.S. Buchanan...........................................................         48,000(d)        --
                                                                                       11,600(d)        --
                                                                                        1,071(c)        --
                                                                                        1,490(c)        --
                                                                                          928           --
R.F. Chase....................................................................          4,662(c)        --
R.L. Olver....................................................................            741(e)        --
                                                                                        2,235(c)        --
                                                                                        1,193(c)        --
B.K. Sanderson................................................................          2,142(c)        --
                                                                                          932(c)        --
                                                                                        1,193(c)        --

------------------------

NOTES:

(a) Includes 1,420,000 currently exercisable options.

(b) Includes 687,000 currently exercisable options.

(c) Options granted under the savings related share option schemes. All other options were granted under the BP Group Executive Share Option Scheme 1984.

(d) Dr. J.G.S. Buchanan has notified BP of his intention to exercise his options to acquire 59,600 BP Ordinary Shares in the period between February 16, 1999 and March 8, 1999.

(e) Options granted under the BP Group Overseas Share Option Scheme (Supplemental) 1988.

    As of October 26, 1998, the directors and executive officers of Amoco held options to purchase an aggregate of 6,069,200 Amoco Shares, of which 4,430,200 are currently exercisable.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The BP Amoco Board will rely on its Remuneration Committee, which will be composed of non-executive directors, to determine the form and amount of compensation to be paid to BP Amoco's executive directors, subject to the Employment Agreements which Amoco has entered into with certain Amoco officers. See "THE MERGER--Interests of Certain Persons in the Merger."

    For information regarding the compensation paid to certain executive officers of BP, see the 1997 BP 20-F. Since December 31, 1997, BP has not entered into or amended any service agreements with its directors or officers. BP has agreed that Dr. J.G.S. Buchanan's service agreement should not expire automatically on September 30, 2000, unless terminated on 12 months' notice from BP Amoco. On October 21, 1998, he signed a revised service agreement incorporating this change,effective as of October 6, 1998.

                               FEES AND EXPENSES

    Pursuant to the Merger Agreement, Amoco and BP have agreed to each pay half of certain expenses. See "THE MERGER AGREEMENT--Expenses."

    Estimated fees and expenses incurred or to be incurred by Amoco in connection with the Merger are approximately $90 million.

    Estimated fees and expenses incurred or to be incurred by BP in connection with the Merger are approximately $80 million.

    All fees or expenses will be furnished from available general funds at Amoco and BP or from borrowings of Amoco or BP, which may be made under existing short-term credit facilities or may take the form of larger indebtedness on terms to be determined, or any combination thereof.

    Neither Amoco nor BP will pay any fees or commissions to any broker or dealer or any other person (other than Morgan Stanley, J.P. Morgan, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cazenove & Co., D.F. King & Co. and the Exchange Agent) for soliciting Amoco Shares pursuant to the Merger. Brokers, dealers, commercial banks and trust companies will, upon request, be reimbursed by Amoco for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers.

                             VALIDITY OF SECURITIES

    The validity under English law of the BP Amoco Ordinary Shares to be issued pursuant to the Merger will be passed upon for BP by Peter B.P. Bevan, Group General Counsel of BP. As of the date of this Proxy Statement/Prospectus, Mr. Bevan owned less than 0.1% of BP Ordinary Shares outstanding (including options representing certain rights to purchase such shares).

                                    EXPERTS

    The consolidated financial statements of Amoco Corporation incorporated in this Proxy Statement/ Prospectus by reference to the 1997 Amoco 10-K have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The consolidated financial statements of BP as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 incorporated in this Proxy Statement/Prospectus by reference to the 1997 BP Form 20-F, as restated and presented in the Form 6-K filed on October 23, 1998 and incorporated herein by reference, have been audited by Ernst & Young, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                     U.K. LISTING PARTICULARS AND CIRCULAR

    A copy of a document comprising the U.K. listing particulars relating to BP Amoco in accordance with the Listing Rules will be delivered to the Registrar of Companies in England and Wales for registration and will be available for inspection at the offices of Linklaters & Paines, One Silk Street, London, EC2Y 8HQ, England, until the date on which the Effective Time occurs. Summary listing particulars are attached as Appendix D to this Proxy Statement/Prospectus. Neither the listing particulars nor the documents listed in the summary listing particulars as available for inspection form part of, or are incorporated into, this Proxy Statement/Prospectus, except to the extent specifically provided herein. In addition, BP is convening the BP Extraordinary General Meeting and the Separate Class Meeting, and distributing to its shareholders a Circular relating to the Merger, a copy of which will also be available for inspection at the offices of Linklaters & Paines until the date on which the Effective Time occurs and at the BP Extraordinary General Meeting. The contents of such Circular do not form part of, nor are they incorporated into, this Proxy Statement/Prospectus.

                          FUTURE SHAREHOLDER PROPOSALS

    If the Merger is consummated as expected, Amoco will not hold an annual meeting of Amoco Shareholders (the "Annual Meeting") in 1999. If the Merger Agreement is not approved by Amoco Shareholders or is not consummated for any other reason, Amoco will hold a 1999 Annual Meeting. Shareholder proposals submitted for inclusion in the proxy statement for the 1999 Annual Meeting must comply with the requirements of the SEC. A shareholder proposal generally will be voted on only if the shareholder or the shareholder's representative attends the 1999 Annual Meeting and presents the proposal. In the event that such a meeting is held, shareholder proposals submitted for inclusion in the proxy statement for the 1999 Annual Meeting must be received no later than November 16, 1998, at Amoco's executive offices to the attention of:

                                Stephen F. Gates
                        Vice President, General Counsel
                            and Corporate Secretary
                               Amoco Corporation
                                Mail Code 2106A
                             200 E. Randolph Drive
                             Chicago, IL 60601-7125

    Any other proposal which a shareholder desires to be presented for action at an Annual Meeting must be received by the Chairman or the Corporate Secretary no more than 120 and no fewer than 90 days prior to the relevant meeting date and must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, evidence of share ownership, the number of shares owned and disclosure of any interest or benefit which the proponent may have in the matter proposed that is not shared with the shareholders at large.

                              DEFINED TERMS INDEX

TERMS                                         PAGE
------------------------------------------  ---------
1997 Amoco 10-K...........................        vii
1997 BP 20-F..............................        vii
Acquisition Proposal......................         57
Additional Costs..........................        105
American Depositary Share.................          1
Amoco.....................................      Cover
Amoco Amended Articles....................          5
Amoco Board...............................      Cover
Amoco By-laws.............................         11
Amoco Certificates........................         54
Amoco Failure to Reconfirm................         63
Amoco Shareholders........................      Cover
Amoco Shares..............................      Cover
Amoco Stock Options.......................      Cover
Amoco Tax Opinion.........................         47
Amoco Termination Amount..................         64
Amoco Withdrawal..........................         63
Annual Meeting............................        127
Antitrust Division........................          9
Bearer Shares.............................         54
BP........................................      Cover
BP ADSs...................................      Cover
BP Amoco..................................      Cover
BP Amoco ADRs.............................         54
BP Amoco ADSs.............................      Cover
BP Amoco Articles.........................         10
BP Amoco Board............................         26
BP Amoco Corporation......................         39
BP Amoco Ordinary Shares..................      Cover
BP Amoco Share Option Plan................         40
BP Amoco Shareholders.....................         10
BP Board..................................          5
BP Extraordinary General Meeting..........         26
BP Failure to Reconfirm...................         63
BP Ordinary Shares........................      Cover
BP Preference Shares......................         59
BP Requisite Resolution...................         27
BP Termination Amount.....................         64
BP Withdrawal.............................         63
City Code.................................         57
CFIUS.....................................         45
classified board..........................        115
clear days' notice........................        111
Closing...................................         53
Closing Date..............................         53
Code......................................      Cover
Companies Act.............................         96
CREST.....................................         95

TERMS                                         PAGE
------------------------------------------  ---------
Custodian.................................         99
Delivery Order............................        100
Deposit Agreement.........................         99
Depositary................................         54
Depositary's Office.......................         99
Deposited Securities......................         99
DRS.......................................         54
Effective Time............................         53
Eligible U.S. Holder......................         47
Employment Agreements.....................         41
EPS.......................................         35
Estate Tax Treaty.........................         51
EU........................................          9
Exchange Act..............................         vi
Exchange Agent............................         54
Exchange Ratio............................      Cover
Exchange Shares...........................        105
Excluded Amoco Shares.....................          5
Exon-Florio...............................         45
extraordinary resolutions.................        111
Exxon.....................................         31
FIFO......................................         13
FTC.......................................          9
Holders...................................         99
HSR Act...................................         45
IBES......................................         35
IRS.......................................         40
Indiana Business Combination Law..........        113
Indiana Law...............................      Cover
interested shareholder....................        113
J.P. Morgan...............................          6
LIFO......................................         13
LSE.......................................      Cover
Listing Rules.............................        120
market/offer price........................         66
Material Adverse Effect...................         60
Maximum Option Price......................         67
Merger....................................      Cover
Merger Agreement..........................      Cover
Merger Consideration......................         53
Merger Sub................................      Cover
Merger Sub Common Stock...................         53
Mid-Majors................................         34
MMC.......................................         59
Morgan Stanley............................          5
NGL.......................................         72
Nominee...................................         54
Nominee Agreement.........................         53

TERMS                                         PAGE
------------------------------------------  ---------
Noon Buying Rate..........................       viii
Notification and Report Form..............         45
Notice Date...............................         66
Notional Total Profit.....................         67
NYSE......................................      Cover
NYSE Composite Tape.......................      Cover
Option....................................         65
Option Closing Date.......................         66
Option Price..............................         65
Option Shares.............................         65
Order.....................................         60
ordinary resolution.......................        112
P/E multiple..............................         38
Proxy Rules...............................        108
Record Date...............................          4
Redenomination............................      Cover
Registration Statements...................         vi
Regulation................................         59
Repurchase Notice.........................         66
Required Consents.........................         59
S&P 500...................................         34
SDRT......................................         52
SEC.......................................         vi
Section 212 Notice........................        119
TERMS                                         PAGE
------------------------------------------  ---------
Section 80 Amount.........................         97
Section 89 Amount.........................         97
Securities Act............................         vi
Separate Class Meeting....................         26
Service Contracts.........................         40
Shell.....................................         31
Shell T&T.................................         38
SOP.......................................         16
Special Meeting...........................      Cover
special resolutions.......................        111
Stock Option Agreement....................          8
Superior Proposal.........................         57
Surviving Corporation.....................         53
Takeover Panel............................         57
Termination Date..........................         63
Total Profit..............................         66
Treaty....................................         47
Triggering Event..........................         65
U.K.......................................       viii
U.K. GAAP.................................          6
U.K. Withholding Tax......................         51
U.S.......................................       viii
U.S. GAAP.................................          6
U.S. Holder...............................         47

                                                                      APPENDIX A

                               AGREEMENT AND PLAN

                                   OF MERGER

                                     AMONG

                     THE BRITISH PETROLEUM COMPANY P.L.C.,

                               AMOCO CORPORATION

                                      AND

                              EAGLE HOLDINGS, INC.

                          DATED AS OF AUGUST 11, 1998,

                       AS AMENDED AS OF OCTOBER 22, 1998

    This AGREEMENT AND PLAN OF MERGER, dated as of August 11, 1998 , as amended as of October 22, 1998 (this "AGREEMENT"), among THE BRITISH PETROLEUM COMPANY p.l.c. ("BP"), an English public limited company, AMOCO CORPORATION, an Indiana corporation ("AMOCO"), and EAGLE HOLDINGS, INC., an Indiana corporation and a direct, wholly owned subsidiary of BP ("MERGER SUB" and, together with Amoco, the "CONSTITUENT CORPORATIONS");

                             W I T N E S S E T H :

    WHEREAS, the respective Boards of Directors of each of Amoco, BP and Merger Sub (each, a "PARTY" and, together, the "PARTIES") have each determined that it is in the best interest of their respective companies and shareholders to combine their respective businesses as BP Amoco p.l.c. to conduct their operations on a unified basis, under the governance arrangements set forth herein;

    WHEREAS, in furtherance of such combination, the respective Boards of Directors of Amoco and Merger Sub have each adopted this Agreement and approved the merger (the "MERGER") of Merger Sub with and into Amoco in accordance with the Indiana Business Corporation Law, as amended (the "BCL"), and upon the terms and subject to the conditions set forth herein;

    WHEREAS, it is intended that, for U.S. federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE");

    WHEREAS, it is intended that, for financial accounting purposes, the Merger shall be accounted for as a "pooling of interests" under generally accepted accounting principles in the United States ("U.S. GAAP"), and using merger accounting methods under generally accepted accounting principles in the United Kingdom ("U.K. GAAP");

    WHEREAS, as an inducement to the willingness of BP to enter into this Agreement, the Board of Directors of Amoco has approved the grant to BP of an option to purchase shares of common stock, without par value, of Amoco ("AMOCO COMMON SHARES") pursuant to a stock option agreement, dated as of August 11, 1998, between Amoco and BP (the "STOCK OPTION AGREEMENT"), and each of Amoco and BP has duly authorized, executed and delivered the Stock Option Agreement as of August 11, 1998; and

    WHEREAS, Amoco and BP desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

    NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                           THE CLOSING AND THE MERGER

    1.1.  CLOSING.  The closing of the Merger (the "CLOSING") shall take place
(i) at 9:00 A.M. (New York time) at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, on the third business day after the day on which the last to be fulfilled or waived of the conditions set forth in Article IV (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance with this Agreement or (ii) at such other places and time and/or on such other date as Amoco and BP may agree in writing (the "CLOSING DATE"). It is the intention of the Parties to target December 31, 1998 as the Closing Date, based on the currently anticipated timetable for the Merger.

    1.2.  THE MERGER.

        1.2.1. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2.2), Merger Sub shall be merged with and into Amoco in accordance with the BCL, whereupon the separate existence of Merger Sub shall cease, and Amoco shall be the surviving corporation in the Merger (the "SURVIVING CORPORATION").

        1.2.2. As soon as practicable after satisfaction or waiver (to the extent herein permitted) of the conditions to the obligations of the Parties to consummate the Merger set forth in Article IV, Amoco and Merger Sub will file articles of merger (the "ARTICLES OF MERGER") with the Secretary of State of the State of Indiana and make all other filings or recordings required by applicable law in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Indiana or at such later time as is specified in the Articles of Merger (the "EFFECTIVE TIME").

        1.2.3. From and after the Effective Time, title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation and the Surviving Corporation shall have all liabilities of the Constituent Corporations, all as provided under the BCL.

    1.3. CONVERSION AND EXCHANGE OF SHARES.  At the Effective Time:

        1.3.1. Each Amoco Common Share owned by BP or any Subsidiary (as defined in Section 2.1.1) of BP or Amoco immediately prior to the Effective Time (each, an "EXCLUDED AMOCO SHARE") shall, by virtue of the Merger, and without any action on the part of the holder thereof, no longer be outstanding, shall be cancelled and retired without payment of any consideration therefor and shall cease to exist.

        1.3.2. Each Amoco Common Share outstanding immediately prior to the Effective Time, other than Excluded Amoco Shares, shall be converted into and shall be canceled in exchange for the right to receive 3.97 (the "EXCHANGE RATIO") ordinary shares of BP ("BP ORDINARY SHARES"), of nominal value 25p each or, if the redenomination of BP's ordinary share capital from pounds sterling into U.S. dollars (the "REDENOMINATION") is approved by the requisite vote of shareholders of BP at the meetings convened for such purpose as contemplated by Section 3.4 and otherwise becomes effective, US$0.50 each, which shall be delivered to the holders of Amoco Common Shares (other than Excluded Amoco Shares) in the form of American depositary shares, each representing the right to receive six BP Ordinary Shares (the "BP DEPOSITARY SHARES") (the "MERGER CONSIDERATION"). The BP Depositary Shares may be evidenced by one or more receipts ("BP ADRS") issued in accordance with the Amended and Restated Deposit Agreement, dated as of August 1, 1992, among BP, Morgan Guaranty Trust Company of New York, as Depositary (the "DEPOSITARY"), and the holders from time to time of BP ADRs, as amended and restated as of the date on which the Effective Time occurs (the "Deposit Agreement"). At the Effective Time, all Amoco Common Shares shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate (a "CERTIFICATE") formerly representing any of such Amoco Common Shares (other than Excluded Amoco Shares) and each uncertificated Amoco Common Share (other than Excluded Amoco Shares) held through the electronic or "direct registration system" (the "DRS") shall thereafter represent only the right to the Merger Consideration and the right, if any, to receive pursuant to Section 1.6 cash in lieu of fractional BP Depositary Shares, and any distribution or dividend pursuant to Section 1.4.6, in each case without interest. The BP Ordinary Shares issued in accordance with Section 1.4.1, and the BP Depositary Shares issued as provided in this Section 1.3.2 shall be of the same class and shall have the same rights as the currently outstanding BP Ordinary Shares and the currently outstanding BP Depositary Shares, respectively (other than in relation to the nominal value of all BP Ordinary Shares, which may be US $0.50 each, provided that the Redenomination takes effect). Following the Closing, BP and Amoco shall be jointly and severally liable for all stamp duties, stamp duty reserve tax and other similar taxes and similar levies imposed in connection with the issuance or creation of the BP

    Depositary Shares constituting the Merger Consideration and any BP ADRs in connection therewith and any other United Kingdom stamp duty, stamp duty reserve tax or other similar United Kingdom governmental charge (or any interest or penalties thereon) that may be payable by BP and Amoco pursuant to the Deposit Agreement.

        1.3.3. Each share of common stock of Merger Sub, no par value ("MERGER SUB COMMON STOCK"), outstanding immediately prior to the Effective Time shall be canceled and, in consideration for the issuance, in accordance with
    Section 1.4.1, of the BP Ordinary Shares referred to in Section 1.3.4 below, the Surviving Corporation shall issue to BP (or the shareholder(s) of Merger Sub, if other than BP) at the Effective Time such number of shares of common stock as is equal to the number of shares of Merger Sub Common Stock with the same rights, powers and privileges as the Amoco Common Shares and shall constitute the only outstanding shares of common stock of the Surviving Corporation.

        1.3.4. In consideration of the issue to BP (or the shareholder(s) of Merger Sub, if other than BP) by the Surviving Corporation of shares of common stock of the Surviving Corporation pursuant to Section 1.3.3 hereof, BP shall issue, in accordance with Section 1.4.1, such number of BP Ordinary Shares as is equal to the number of Amoco Common Shares outstanding as of the Effective Time (other than the Excluded Amoco Shares) multiplied by the Exchange Ratio to permit the issuance of BP Depositary Shares to the holders of such Amoco Common Shares for the purpose of giving effect to the delivery of the Merger Consideration referred to in Section 1.3.2 of this Agreement.

        1.3.5. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, Amoco changes the number of Amoco Common Shares, or BP changes the number of BP Ordinary Shares, issued and outstanding as a result of a stock split, reverse stock split, stock dividend, recapitalization, redenomination of share capital (other than the Redenomination) or other similar transaction, the Exchange Ratio and other items dependent thereon shall be appropriately adjusted.

    1.4.  SURRENDER AND PAYMENT.

        1.4.1. Prior to the Effective Time, BP shall appoint Boston EquiServe Limited Partnership or, failing Boston EquiServe Limited Partnership, another agent acceptable to Amoco as exchange agent (the "EXCHANGE AGENT") for the purpose of exchanging Certificates or Amoco Common Shares held through DRS for BP Depositary Shares. Promptly after the Effective Time, the Surviving Corporation will send, or will cause the Exchange Agent to send, to each holder of record as of the Effective Time of Amoco Common Shares (other than holders of Excluded Amoco Shares and Amoco Shareholders holding Amoco Common Shares only through the DRS) a letter of transmittal, in such form as Amoco and BP may reasonably agree, for use in effecting delivery of Amoco Common Shares to the Exchange Agent. Amoco shall act as agent for each holder of record as of the Effective Time of Amoco Common Shares (other than Excluded Amoco Shares) (each, a "RECORD HOLDER") and shall enter into an agreement (the "NOMINEE AGREEMENT") with BP and Boston EquiServe Limited Partnership. BP shall issue the BP Ordinary Shares referred to in Section
    1.3.4 in registered form to Boston EquiServe Limited Partnership or its nominee (the "NOMINEE"), as nominee and agent for and on behalf of the Record Holders for the issuance of BP Depositary Shares in accordance with this Article I, subject to the terms and conditions of this Agreement and the Nominee Agreement. If the Redenomination shall take effect immediately prior to the Effective Time, then, unless the directors of BP shall determine not to issue Bearer Shares, the Nominee shall, as agent for the Record Holders, instruct BP, and BP shall, strike the name of the Nominee from the BP Shareholders' register, create share warrants to bearer ("BEARER SHARES") in respect of such BP Ordinary Shares and deliver the Bearer Shares to the Nominee, as agent as aforesaid. Regardless of whether the Redenomination takes effect and the Bearer Shares are delivered to the Nominee, the BP Ordinary Shares in registered form or the Bearer Shares, as the case may be, held by the Nominee shall be deposited by the Nominee or on its behalf with the Depositary (or as it may direct) as and when required for the issuance of BP Depositary Shares in accordance with this Article I. To the extent required, the

    Exchange Agent will requisition from the Depositary, from time to time, such number of BP Depositary Shares, in such denominations as the Exchange Agent shall specify, as are issuable in respect of Amoco Common Shares properly delivered to the Exchange Agent or held in the DRS.

        1.4.2. Each holder of any Amoco Common Shares that have been converted into a right to receive the consideration set forth in Section 1.3.2 shall, upon surrender to the Exchange Agent of a Certificate or Certificates, together with a properly completed letter of transmittal covering the Amoco Common Shares represented by such Certificate or Certificates, or, in the case of Amoco shareholders holding Amoco Common Shares only through the DRS, without further action, be entitled to receive (i) the number of whole BP Depositary Shares included in the Merger Consideration in respect of such Amoco Common Shares, and (ii) a check in the amount (after giving effect to any required tax withholdings) of (A) any cash in lieu of fractional shares to be paid pursuant to Section 1.6, plus (B) any cash dividends or other distributions that such holder has the right to receive pursuant to Section
    1.4.6. Until so surrendered, each Certificate shall, after the Effective Time, represent for all purposes only the right to receive the number of whole BP Depositary Shares included in the Merger Consideration and the applicable amounts provided in the foregoing clause (ii).

        1.4.3. If any BP Depositary Shares are to be issued to a person other than the registered holder of the Amoco Common Shares represented by a Certificate or Certificates surrendered with respect thereto, it shall be a condition to such issue that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such issue shall pay to the Exchange Agent any transfer or other taxes required as a result of such issue to a person other than the registered holder of such Amoco Common Shares or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

        1.4.4. After the close of the stock transfer books of Amoco on the day prior to the Effective Time, there shall be no further registration of transfers of Amoco Common Shares that were outstanding prior to the Effective Time. After the Effective Time, Certificates presented to the Surviving Corporation for transfer shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article I.

        1.4.5. Any BP Ordinary Shares issued and delivered in respect of Amoco Common Shares pursuant to this Article I and any cash in lieu of fractional interests in BP Depositary Shares to be paid pursuant to Section 1.6, plus any cash dividend or other distribution that such holder has the right to receive pursuant to Section 1.4.6, that remains unclaimed by any holder of Amoco Common Shares six months after the Effective Date shall be held by the Exchange Agent (or a successor agent appointed by BP) or shall be delivered to the Depositary upon the instruction of BP and held by the Depositary, in either case subject to the instruction of BP in an account or accounts designated for the purpose. BP shall not be liable to any holder of Amoco Common Shares for any securities delivered or any amount paid by the Depositary, the Exchange Agent or its nominee, as the case may be, to a public official pursuant to applicable abandoned property laws. Any cash remaining unclaimed by holders of Amoco Common Shares three years after the Effective Time (or such earlier date immediately prior to such time as such cash would otherwise escheat to or become property of any governmental entity or as is otherwise provided by applicable Law (as defined herein)) shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation or BP, as BP may determine.

        1.4.6. No dividends, interest or other distributions with respect to securities of BP or the Surviving Corporation issuable with respect to Amoco Common Shares shall be paid to the holder of any unsurrendered Certificates until such Certificates are surrendered as provided in this Section. Subject to the effect of applicable Law, upon such surrender, there shall be issued and/or paid to the holder of the BP Depositary Shares issued in exchange therefor, without interest, (A) at the time of such surrender, the dividends or other distributions payable with respect to such BP Depositary Shares with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (B) at the appropriate payment date, the dividends or other distributions payable with respect to such BP Depositary Shares with a record date after the Effective Time but with a payment date subsequent to such surrender. For purposes of dividends or other distributions in respect of BP Depositary Shares, all BP Depositary Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

    1.5.  AMOCO STOCK OPTIONS.

        1.5.1. At the Effective Time, all employee and director stock options to purchase Amoco Common Shares (each, an "AMOCO STOCK OPTION") which are then outstanding and unexercised shall cease to represent a right to acquire Amoco Common Shares and shall be converted automatically into options to purchase BP Ordinary Shares, and BP shall assume each such Amoco Stock Option subject to the terms of any of the Amoco Stock Plans (as defined in Section 2.1.2.1), and the agreements evidencing grants thereunder; PROVIDED, HOWEVER, that from and after the Effective Time, (i) the number of BP Ordinary Shares purchasable upon exercise of each such Amoco Stock Option shall be equal to the number of Amoco Common Shares that were purchasable under such Amoco Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio, subject to adjustment as provided in
    Section 1.3.5, and rounding down to the nearest whole BP Ordinary Share (or, if issued in the form of BP Depositary Shares, the nearest whole BP Depositary Share), and (ii) the per BP Ordinary Share exercise price under each such Amoco Stock Option shall be obtained by dividing the per share exercise price of each such Amoco Stock Option by the Exchange Ratio, subject to adjustment as provided in Section 1.3.5, and rounding down to the nearest cent. Notwithstanding the foregoing, the number of BP Ordinary Shares and the per BP Ordinary Share exercise price of each Amoco Stock Option which is intended to be an "incentive stock option" (as defined in Section 422 of the Code) shall be adjusted in accordance with the requirements of Section 424 of the Code. Accordingly, with respect to any incentive stock options, fractional BP Ordinary Shares shall be rounded down to the nearest whole number of BP Ordinary Shares (or, if applicable, BP Depositary Shares) and where necessary the per BP Ordinary Share exercise price shall be rounded up to the nearest cent. BP Ordinary Shares to be issued upon the exercise of Amoco Stock Options, shall, at the election of the holders of such Amoco Stock Options, be delivered in the form of BP Depositary Shares through the direct registration system maintained by the Depositary or evidenced by BP ADRs.

        1.5.2. Prior to the Effective Time, BP shall make available for issuance in accordance with Section 1.4.1 the number of BP Ordinary Shares necessary to satisfy BP's obligations under Section 1.5.1. At the Effective Time, BP shall file with the Securities and Exchange Commission (the "SEC") a registration statement on an appropriate form or a post-effective amendment to a previously filed registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to the BP Ordinary Shares and the BP Depositary Shares subject to options issued pursuant to Section 1.5.1, and shall use its best reasonable efforts to maintain the current status of the prospectus contained therein, as well as comply with any applicable state securities or "blue sky" laws, for so long as such options remain outstanding.

    1.6. FRACTIONAL BP DEPOSITARY SHARES. No fraction of a BP Depositary Share will be issued, but in lieu thereof each holder of Amoco Common Shares otherwise entitled to receive a fraction of a BP Depositary Share will be entitled to receive in accordance with the provisions of this Section 1.6 from the Exchange Agent a cash payment in lieu of such fraction of a BP Depositary Share representing such holder's proportionate interest in the net proceeds from the sale by the Exchange Agent on behalf of all such holders of the aggregate of the fractions of BP Depositary Shares which would otherwise be issued ("EXCESS SHARES"). The sale of the Excess Shares by the Exchange Agent shall be executed on the New York Stock Exchange, Inc. (the "NYSE") through one or more member firms of the NYSE and shall be executed in round lots to the extent practicable. Until the net proceeds of such sale or sales have been distributed to the holders of Amoco Common Shares, the Exchange Agent will hold such proceeds in trust for the holders of Amoco Common Shares (the "COMMON SHARES TRUST"). BP shall pay all commissions, transfer taxes and other out-of-pocket transaction costs, including the expenses and compensation, of the Exchange Agent incurred in connection with such sale of the Excess Shares. The Exchange Agent shall determine the portion of the Common Shares Trust to which each holder of Amoco Common Shares shall be entitled, if any, by multiplying the amount of the aggregate net proceeds comprising the Common Shares Trust by a fraction the numerator of which is the amount of the fractional BP Depositary Share interest to which such holder of Amoco Common Shares is entitled and the denominator of which is the aggregate amount of fractional share interests to which all holders of Amoco Common Shares are entitled. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Amoco Common Shares in lieu of any fractional BP Depositary Share interests, the Exchange Agent shall make available such amounts to such holders of Amoco Common Shares without interest.

    1.7.  THE SURVIVING CORPORATION.

        1.7.1. The articles of incorporation of Amoco in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation until amended in accordance with applicable law.

        1.7.2. The bylaws of Amoco in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

        1.7.3. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation, and (ii) the officers of Amoco at the Effective Time shall be the officers of the Surviving Corporation.

    1.8. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificate shall have been lost, stolen or destroyed, upon the holder's compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate, BP Depositary Shares and any cash payable in lieu of fractional BP Depositary Shares and any unpaid dividends or other distributions deliverable pursuant to Section 1.4.6 in respect of the Amoco Common Shares represented by such Certificate pursuant to this Agreement.

    1.9. RESERVATION OF RIGHT TO REVISE TRANSACTION. If and to the extent that BP and Amoco determine that it would be beneficial to the Parties to effect the combination contemplated by this Agreement by means of a merger of an indirect subsidiary of BP with and into Amoco, or of Amoco with and into an indirect subsidiary of BP, then BP may cause Merger Sub to become an indirect subsidiary of BP and the Merger shall be effected in such manner as is so determined by BP and Amoco, PROVIDED, HOWEVER, that no such change shall (i) alter or change the amount or kind of consideration to be issued to holders of Amoco Common Shares or Amoco Stock Options as provided for in this Agreement, (ii) adversely affect the tax treatment to holders of Amoco Common Shares as a result of such change,
(iii) adversely affect the qualification of the Merger for the merger method of accounting under U.K. GAAP or for pooling-of-interests treatment under U.S. GAAP, (iv) reasonably be expected to materially impede or delay the consummation of the Merger or (v) constitute a waiver of any condition to the Merger provided in the Merger Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

    2.1. REPRESENTATIONS AND WARRANTIES OF AMOCO AND BP. Except as set forth in the corresponding sections or subsections of the disclosure letter, dated the date hereof and signed by an authorized officer, delivered by Amoco to BP or by BP to Amoco (each a "DISCLOSURE LETTER," and the "AMOCO DISCLOSURE LETTER" and the "BP DISCLOSURE LETTER," respectively), as the case may be, Amoco (except for subparagraphs 2.1.2.2, 2.1.3.2, 2.1.5.2, 2.1.9(ii), 2.1.11.2 and 2.1.12 below and references in paragraph 2.1.1 below to documents made available by BP to Amoco) hereby represents and warrants to BP, and BP (except for subparagraphs 2.1.2.1, 2.1.3.1, 2.1.5.1, 2.1.8, 2.1.9(i) and 2.1.11.1 below and references in paragraph 2.1.1 below to documents made available by Amoco to BP), hereby represents and warrants to Amoco, that:

        2.1.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of it and its Subsidiaries (as defined below) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority, and has been duly authorized by all necessary approvals and orders, to own, operate and lease its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing in each jurisdiction where the ownership, operation or leasing of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, when taken together with all other such failures, is not reasonably likely to have a Material Adverse Effect (as defined below) on it. Amoco has made available to BP complete and correct copies of its articles of incorporation and by-laws, and BP has made available to Amoco complete and correct copies of its memorandum and articles of association, in all cases as amended to date. Such articles of incorporation and by-laws or memorandum and articles of association, as the case may be, as so made available are in full force and effect.

        As used in this Agreement, the term (i) "SUBSIDIARY" means, with respect to Amoco, any entity, whether incorporated or unincorporated, in which Amoco owns, directly or indirectly, more than fifty percent of the securities or other ownership interests having by their terms ordinary voting power to elect more than fifty percent of the directors or other persons performing similar functions, or the management and policies of which Amoco otherwise has the power to direct, and, with respect to BP, any body corporate which is a subsidiary or subsidiary undertaking, in each case within the meaning of the Companies Act of 1985 of the United Kingdom, as amended (the "COMPANIES ACT"), (ii) "MATERIAL ADVERSE EFFECT" means, with respect to any Person (as defined below), a material adverse effect on the financial condition, properties, business or results of operations of such Person and its Subsidiaries taken as a whole, (iii) "PERSON" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization, Governmental Entity (as defined in paragraph 2.1.4 (Governmental Filings; No Violations)) or other entity of any kind or nature, and (iv) "AFFILIATE" shall have the meaning specified in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

        2.1.2.  CAPITAL STRUCTURE.

        2.1.2.1. The authorized capital stock of Amoco consists of 1,600,000,000 Amoco Common Shares, of which 953,684,773 Amoco Common Shares were issued and outstanding as of the close of business on August 4, 1998, 50,000,000 shares of Voting Preferred Stock, without par value ("AMOCO VOTING PREFERRED SHARES"), and 50,000,000 shares of Non-Voting Preferred Stock, without par value ("AMOCO NON-VOTING PREFERRED SHARES"), none of which Amoco Voting Preferred Shares or Amoco Non-Voting Preferred Shares is outstanding as of the date hereof. All of the outstanding Amoco Common Shares have been duly authorized and validly issued and are fully paid and nonassessable. Amoco has no Amoco Common Shares, Amoco Voting Preferred Shares or Amoco Non-Voting Preferred Shares reserved for or otherwise subject to issuance, except that (i) as of the close of business on August 4, 1998, there were 36,319,340 Amoco Common Shares subject to issuance pursuant to options outstanding under the plans of Amoco identified in paragraph 2.1.2.1 of the Amoco Disclosure Letter as being the only compensation or benefit plans or agreements pursuant to which Amoco Common Shares may be issued (the "AMOCO STOCK PLANS") and (ii) as of the date hereof, there are not less than 189,783,270 Amoco Common Shares reserved for issuance pursuant to the Stock Option Agreement. Each of the outstanding shares of capital stock or other ownership interests of each of Amoco's Subsidiaries that constitutes a "SIGNIFICANT SUBSIDIARY" (as defined in Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act) is duly authorized, validly issued, fully paid and nonassessable and owned by Amoco or a direct or indirect wholly owned subsidiary of Amoco, in each case free and clear of any lien, pledge, security interest, claim or other encumbrance. Except as set forth above, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind which obligate Amoco or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of Amoco or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from Amoco or any of its Subsidiaries, any securities of Amoco or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The Amoco Common Shares issuable pursuant to the Stock Option Agreement have been duly reserved for issuance by Amoco, and upon any issuance of such Amoco Common Shares in accordance with the terms of the Stock Option Agreement, such Amoco Common Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any lien, pledge, security interest, claim or other encumbrance. Amoco does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of Amoco on any matter.

        2.1.2.2. The authorized share capital of BP is L2,000 million. As of the close of business on August 4, 1998, the allotted share capital of BP consisted of 5,851,031,121 ordinary shares of nominal value 25p each ("BP ORDINARY SHARES"), not more than 7,232,838 shares of 8% cumulative first preference shares, of nominal value L1 each ("BP FIRST PREFERENCE SHARES"), and not more than 5,473,414 9% cumulative second preference shares, of nominal value L1 each ("BP SECOND PREFERENCE SHARES"). All of the outstanding BP Ordinary Shares, BP First Preference Shares and BP Second Preference Shares have been, and the BP Ordinary Shares to be issued as Merger Consideration shall be, duly authorized and validly issued and are or will be, as the case may be, fully paid or credited as fully paid. BP has no BP Ordinary Shares, BP First Preference Shares, or BP Second Preference Shares reserved for or otherwise subject to issuance. Of the BP Ordinary Shares described in the first sentence of this paragraph, as of the close of business on August 4, 1998, there were 37,956,426 BP Ordinary Shares held by trusts operated by the BP Employee Share Scheme (Jersey) Ltd. in relation to the option schemes identified in subparagraph 2.1.2.2 of the BP Disclosure Letter as being the only compensation or benefit plans or agreements pursuant to which BP Ordinary Shares may be issued (the "OPTION SCHEMES"). Each of the outstanding shares of capital stock or other ownership interests of each of BP's Significant Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by BP or a direct or indirect wholly owned Subsidiary of BP, in each case free and clear of any lien, pledge, security interest, claim or other encumbrance. Except as set forth above or as contemplated by this Agreement, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind which obligate BP or any of its Subsidiaries to issue or to sell any shares of capital stock or other securities of BP or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from BP or any of its Subsidiaries, any securities of BP or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. BP does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of BP on any matter.

        2.1.3.  CORPORATE AUTHORITY; APPROVAL AND FAIRNESS.

        2.1.3.1. Amoco has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Stock Option Agreement and to consummate the Merger and the other transactions contemplated hereby and thereby, subject only to the approval of the Merger by the vote of the holders of not less than a majority of all of the votes entitled to be cast at the Amoco Shareholders Meeting (as defined in Section 3.4 (Shareholders Meetings)) by holders of Amoco Common Shares (the "AMOCO REQUISITE VOTE"). The execution and delivery of this Agreement and the Stock Option Agreement have been duly authorized by all necessary corporate action on the part of Amoco and, assuming the due authorization, execution and delivery of this Agreement and the Stock Option Agreement by BP, this Agreement and the Stock Option Agreement constitute valid and binding agreements of Amoco enforceable against Amoco in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "BANKRUPTCY AND EQUITY EXCEPTION"). The Board of Directors of Amoco (A) has approved this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated hereby and thereby and (B) has received the opinion of its financial advisor, Morgan Stanley & Co. Incorporated, to the effect that, as of the date of this Agreement, the Exchange Ratio is fair to the holders of Amoco Common Shares from a financial point of view.

        2.1.3.2. BP has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Stock Option Agreement and to consummate the Merger and the other transactions contemplated hereby and thereby, subject only to the approval of the resolution set forth in clause (i) of the third sentence of Section 3.4 (the "BP REQUISITE RESOLUTION") by, on a show of hands, not less than the requisite majority of the holders of the outstanding BP Ordinary Shares, BP First Preference Shares and BP Second Preference Shares (collectively, the "BP SHARES") present in person or, on a poll, by the holders of not less than the requisite majority of the votes attaching to the BP Shares who vote in person or by proxy at the BP Shareholders Meeting (as defined in Section 3.4 (Shareholders Meetings)) (the "BP REQUISITE VOTE"). The execution and delivery of this Agreement and the Stock Option Agreement have been duly authorized by all necessary corporate action on the part of BP, and, assuming the due authorization, execution and delivery of this Agreement and the Stock Option Agreement by Amoco, this Agreement and the Stock Option Agreement constitute valid and binding agreements of BP, enforceable against BP in accordance with their terms, subject to the Bankruptcy and Equity Exception. The Board of Directors of BP has approved this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated hereby and thereby and the Board of Directors has received the opinion of its financial advisor, Morgan Guaranty Trust Company of New York, to the effect that, as of the date of this Agreement, the Exchange Ratio is fair, from a financial point of view, to BP.

        2.1.4.  GOVERNMENTAL FILINGS; NO VIOLATIONS.

        2.1.4.1. Other than the necessary filings, notices, approvals, confirmations, consents, declarations and/or decisions (A) pursuant to Sections 1.2.2 and 3.3.1, (B) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Exchange Act, the Securities Act of 1933, as amended (the "SECURITIES ACT") and the Exon-Florio provisions of the Omnibus Trade and Competitiveness Act of 1988 ("EXON-FLORIO"), (C) to comply with the rules and regulations of the NYSE or the London Stock Exchange Limited (the "LSE"), (D) from the European Commission, in accordance with Article 6(1)(b), 8(2) or 10(6) of Council Regulation (EEC) No 4064/89 as amended (the "REGULATION") (insofar as the Merger constitutes a concentration with a Community dimension within the scope of the Regulation), (E) from the UK Office of Fair Trading that it is not the intention of the UK Secretary of State for Trade and Industry to refer the Merger or any matters arising therefrom to the UK Monopolies and Mergers Commission (the "MMC") or from the Secretary of State for Trade and Industry in the event that the Merger or any matters arising therefrom are referred to the MMC (insofar as the Merger qualifies for investigation by the MMC under the UK Fair Trading Act 1973 or a referral is made by the European Commission to the UK Competent Authority under Article 9 of the Regulation) and (F) from H.M. Treasury pursuant to section 765 of the Income and Corporation Taxes Act 1988 (or the confirmation from H.M. Treasury or the Inland Revenue that no such consent is required to the transactions contemplated by this Agreement) (such filings, notices, approvals, confirmations, consents, declarations and/or decisions to be made, given or obtained by Amoco being, if any, the "AMOCO REQUIRED CONSENTS" and by BP being the "BP REQUIRED CONSENTS"), no filings, notices, declarations and/or decisions are required to be made by it with, nor are any approvals or other confirmations or consents required to be obtained by it from, any governmental or regulatory (including stock exchange) authority, agency, court, commission, body or other governmental entity (including the Panel on Takeovers and Mergers) ("GOVERNMENTAL ENTITY"), in connection with the execution and delivery by it of this Agreement and the Stock Option Agreement and the consummation by it of the Merger and the other transactions contemplated hereby and thereby, except those the failure of which to make, give or obtain, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.4.2. The execution, delivery and performance of this Agreement and the Stock Option Agreement by it do not, and the consummation by it of the Merger and the other transactions contemplated hereby and thereby (including, in the case of BP, the issue of BP Ordinary Shares, including the Bearer Shares, if any, the delivery by BP of BP Ordinary Shares to the Nominee and the deposit of BP Ordinary Shares by the Nominee with the Depositary against issuance of BP Depositary Shares in accordance with the Deposit Agreement) will not, constitute or result in (A) a breach or violation of, or a default under, its articles of incorporation or by-laws, in the case of Amoco, or memorandum or articles of association, in the case of BP, or the comparable governing instruments of any of the Significant Subsidiaries of Amoco and BP (in each case as amended from time to time),
    (B) subject to making, giving or obtaining all necessary filings, notices, approvals, confirmations, declarations and/or decisions in Subparagraph
    2.1.4.1 and all other necessary third-party consents as set forth in Subparagraph 2.1.4.2 of its Disclosure Letter, a breach or violation of, or a default under, the acceleration of any obligations or the creation of a lien, pledge, security interest, right of purchase, sale or termination or other encumbrance on the assets of it or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation ("CONTRACTS") binding upon it or any of its Subsidiaries or any law, ordinance, regulation, judgment, order, decree, arbitration, award, license or permit of any Governmental Entity ("LAW") or governmental or non-governmental permit or license to which it or any of its Subsidiaries is subject, or (C) any change in the rights or obligations of either Party under any of its Contracts, except, in the case of clause (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.5.  REPORTS; FINANCIAL STATEMENTS.

        2.1.5.1. Amoco has made available to BP copies of each registration statement, report, proxy statement or information statement prepared by it or its Subsidiaries and filed with the SEC since

    December 31, 1997 (December 31, 1997 being the "AMOCO AUDIT DATE"), including Amoco's Annual Report on Form 10-K for the year ended December 31, 1997, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such registration statement, report, proxy statement or information statement filed with the SEC subsequent to the date hereof, the "AMOCO REPORTS"). As of their respective dates, the Amoco Reports did not, and any Amoco Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated statements of financial condition included in or incorporated by reference into the Amoco Reports (including the related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated financial position of Amoco and its Subsidiaries as of its date and each of the related consolidated statements of income, shareholders' equity and cash flows included in or incorporated by reference into the Amoco Reports (including any related notes and schedules) fairly presents, or will fairly present in all material respects, the consolidated results of operations, retained earnings and changes in financial position, as the case may be, of Amoco and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with U.S. GAAP consistently applied during the periods involved except as may be noted therein.

        2.1.5.2. BP has made available to Amoco copies of (A) each registration statement, report or annual report prepared by it or its Subsidiaries and filed with the SEC since December 31, 1997 (the "BP AUDIT DATE," with the BP Audit Date and the Amoco Audit Date each being referred to herein as the relevant Party's "AUDIT DATE"), including BP's Annual Report on Form 20-F for the year ended December 31, 1997, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC and each quarterly report distributed by BP to its shareholders (collectively, including any such registration statement, report or annual report filed with the SEC or, in the case of quarterly reports, distributed to BP shareholders subsequent to the date hereof, the "BP REPORTS"); and (B) all circulars, reports and other documents distributed by BP to its shareholders since its Audit Date. As of their respective dates, the BP Reports did not, and any BP Report filed, distributed or delivered subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the audited consolidated balance sheets of BP and its Subsidiaries included in or incorporated by reference into the BP Reports (including the related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated financial position of BP and its Subsidiaries as of its date, and each of the related consolidated statements of income, changes in shareholders' interest, total recognized gains and losses and cash flows included in or incorporated by reference into the BP Reports (including any related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated results of its operations, retained earnings and cash flows of BP and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with U.K. GAAP consistently applied during the periods involved except as may be noted therein. The related notes reconciling to U.S. GAAP such consolidated balance sheet, consolidated statement of income, statement of changes in shareholders' interest, and statement of cash flows comply in all material respects with the requirements of the SEC applicable to such reconciliation. The Amoco Reports and the BP Reports are collectively referred to herein as the "REPORTS."

        2.1.6. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Reports filed prior to the date hereof, or as expressly contemplated by this Agreement, since its respective Audit Date it and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses, and there has not been (i) any change in the financial condition, properties, business or results of operations of it and its Subsidiaries except those changes that, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on it; (ii) any declaration, setting aside or payment of any dividend or other distribution in cash, stock or property in respect of its capital stock, except for dividends or other distributions on its capital stock publicly announced prior to the date hereof and except as expressly permitted hereby; (iii) any split in its capital stock, combination, subdivision or reclassification of any of its capital stock or issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except as expressly contemplated hereby or, in the case of Amoco, in the Stock Option Agreement; or (iv) any change by it in accounting principles, practices or methods except as required by changes in U.S. GAAP or U.K. GAAP, as the case may be. Since its respective Audit Date, except as provided for herein or as disclosed in the Reports filed prior to the date hereof, there has not been any increase in the compensation payable or that could become payable by it or any of its Subsidiaries to officers or key employees or any amendment of any of its compensation or benefit plans or agreements other than increases or amendments in the ordinary course or as contemplated by this Agreement.

        2.1.7. LITIGATION AND LIABILITIES. Except as disclosed in the Reports filed prior to the date hereof, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of, in the case of Amoco, its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or General Counsel ("AMOCO OFFICERS"), and, in the case of BP, its Chief Executive Officer, Deputy Chief Executive Officer, Chief Financial Officer or General Counsel ("BP OFFICERS"), threatened against it or any of its Affiliates or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, or any other facts or circumstances of which, in the case of Amoco, the Amoco Officers, and, in the case of BP, the BP Officers, have knowledge that would reasonably be expected to result in any claims against, or obligations or liabilities of, it or any of its Affiliates, except, in each case, for those that, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.8. TAKEOVER STATUTES. The board of directors of Amoco has taken or will take all appropriate and necessary action such that the "Business Combinations" provisions of the BCL (SectionSection 23-1-43-1 ET SEQ.) will not have any effect on the Merger or the other transactions contemplated by this Agreement, and the Stock Option Agreement. No other "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation, including such Business Combinations provisions of the BCL (each, a "TAKEOVER STATUTE"), and no anti-takeover provision in the amended articles of incorporation or by-laws of Amoco is, or at the Effective Time will be, applicable to the Merger or any of the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.9. BROKERS AND FINDERS. Neither it nor any of its Subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the execution and delivery of this Agreement, the Stock Option Agreement, the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement, except that (i) Amoco has retained Morgan Stanley & Co. Incorporated as its financial advisors, the arrangements with which have been disclosed to BP prior to the date hereof and (ii) BP has employed Morgan Guaranty Trust Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cazenove & Co. as its financial advisors, the arrangements with which have been disclosed to Amoco prior to the date hereof.

        2.1.10. ACCOUNTING TREATMENT. It is not aware of any fact or circumstance with respect to itself or the Merger that would cause the Merger to fail to (i) qualify as a pooling of interests under U.S. GAAP or
    (ii) be accounted for using merger accounting methods under U.K. GAAP.

        2.1.11.  OWNERSHIP OF OTHER PARTY'S COMMON STOCK.

        2.1.11.1. Neither Amoco nor any of its Subsidiaries "beneficially owns" (as such term is defined in Rule 13d-3 under the Exchange Act) any BP Ordinary Shares or BP Depositary Shares.

        2.1.11.2. Neither BP nor any of its Subsidiaries "beneficially owns" (as such term is defined in Rule 13d-3 under the Exchange Act) any Amoco Common Shares.

        2.1.12. MERGER SUB'S OPERATIONS. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not (i) engaged in any business activities, (ii) conducted any operations other than in connection with the transactions contemplated hereby or (iii) incurred any liabilities other than in connection with the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by Amoco, this Agreement constitutes a valid and binding agreement of Merger Sub enforceable against Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. BP, as Merger Sub's sole stockholder, has approved Merger Sub's execution of this Agreement.

                                  ARTICLE III

                                   COVENANTS

    3.1. INTERIM OPERATIONS. Each of Amoco and BP covenants and agrees as to itself and its Subsidiaries that, after the date hereof and until the Effective Time (unless the other Party shall otherwise approve in writing and except as otherwise expressly contemplated by or provided in this Agreement, or as required by applicable Law):

        3.1.1. the business of it and its Subsidiaries shall be conducted in the ordinary and usual course and, to the extent consistent therewith, it and each of its Subsidiaries shall use its best reasonable efforts to preserve its business organization intact and maintain its existing relations and goodwill with customers, suppliers, creditors, regulators, lessors, employees and business associates;

        3.1.2. it shall not (i) amend its articles of incorporation or by-laws, in the case of Amoco, or memorandum and articles of association, in the case of BP; (ii) split, combine, subdivide or reclassify its outstanding shares of capital stock; (iii) subject to Section 3.10.2, declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of any capital stock other than (A) in the case of Amoco, regular quarterly cash dividends consistent with past practice, including periodic dividend increases and (B) in the case of BP, regular quarterly cash dividends and scrip alternative in respect thereof payable under BP's gross scrip dividend scheme, in each case, consistent with past practice, including periodic dividend increases, and regular cash dividends on the issued and outstanding BP First Preference Shares and BP Second Preference Shares; or (iv) repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire (except for repurchases, redemptions or acquisitions (A) required by the terms of its capital stock or securities outstanding on the date hereof, (B) required by or in connection with the respective terms as of the date hereof of, any Amoco Stock Plans, in the case of Amoco, or Option Schemes, in the case of BP, or any dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans or (C) in the case of BP, required to effect the Redenomination), any shares of the capital stock of BP or Amoco, as the case may be, or any securities convertible into or exchangeable or exercisable for any shares of its capital stock;

        3.1.3. neither it nor any of its Subsidiaries shall (i) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind to acquire, the capital stock of BP or Amoco, as the case may be, of any class (other than (x) in the case of Amoco, Amoco Common Shares issuable pursuant to options outstanding on the date hereof under the Amoco Stock Plans or pursuant to the Stock Option Agreement, additional options or rights to acquire Amoco Common Shares granted under the terms of any Amoco Stock Plan as in effect on the date hereof in the ordinary course of the operation of such Amoco Stock Plan, (y) in the case of BP, BP Ordinary Shares issuable or transferable pursuant to options outstanding on the date hereof under the Option Schemes and additional options or rights to acquire BP Ordinary Shares granted under the terms of any Option Scheme as in effect on the date hereof in the ordinary course of the operation of such Option Scheme and the BP Ordinary Shares to be issued in February, 1999, in lieu of dividends pursuant to BP's gross scrip dividend scheme, and (z) issuances of securities in connection with grants or awards of stock-based compensation made in accordance with paragraph 3.1.4 hereof); (ii) incur or modify any significant indebtedness or other liability except in the ordinary and usual course of business, pursuant to financial plans previously communicated to the other Party, or for long-term indebtedness incurred in connection with the refinancing of existing indebtedness, without first consulting with the other Party; or (iii) make any decision or commitment with respect to a significant investment or divestment except in the ordinary and usual course of business or pursuant to financial plans previously communicated to the other Party without first consulting with the other Party;

        3.1.4. neither it nor any of its Subsidiaries shall terminate, establish, adopt, enter into, make any new grants or awards of stock-based compensation or other benefits under, amend or otherwise modify any compensation or benefit plan or agreement or increase the salary, wage, bonus or other compensation of any directors, officers or employees except for grants or awards to directors, officers and employees of it or its Subsidiaries under existing compensation or benefit plans or agreements in the normal and usual course of business (which shall include normal periodic performance reviews) and related compensation and benefit increases, annual reestablishment of compensation or benefit plans or agreements and the provision of individual compensation or benefit plans or agreements for newly hired or appointed officers and employees and the adoption of compensation or benefit plans or agreements for employees of new Subsidiaries or for actions necessary to satisfy existing contractual obligations under compensation or benefit plans or agreements existing as of the date hereof;

        3.1.5. neither it nor any of its Subsidiaries shall take any action or omit to take any action for the purpose of preventing, delaying or impeding the consummation of the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement including any action or omission that would cause (i) the Merger to (A) fail to qualify as a "pooling of interests" under U.S. GAAP or fail to be accounted for using merger accounting methods under U.K. GAAP (and each Party agrees to use its best reasonable efforts to remove any impediment that would cause the Merger to fail to qualify as a "pooling-of-interests" under U.S. GAAP or fail to be accounted for using merger accounting methods under U.K. GAAP) or (B) fail to qualify as a reorganization under Section 368(a) of the Code or (ii) the exchange of Amoco Common Stock for BP Ordinary Shares in the Merger to fail to qualify for nonrecognition of gain (except with respect to cash received in lieu of fractional BP Depositary Shares); and

        3.1.6. neither it nor any of its Subsidiaries shall authorize or enter into an agreement to do any of the foregoing.

    3.2.  ACQUISITION PROPOSALS.

        3.2.1. Each of Amoco and BP agrees that, subject to paragraph 3.2.3 and except as expressly contemplated by this Agreement, neither it nor any of its Subsidiaries nor any of the officers or directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' officers, directors, employees, investment bankers, attorneys, accountants, financial advisors, agents or other representatives (collectively, with respect to each of Amoco and BP, such

    Person's "REPRESENTATIVES") not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, dual-holding company transaction, consolidation or similar transaction involving Amoco or BP, or any purchase of, or offer to purchase, all or substantially all of the equity securities of Amoco or BP, as the case may be, or of its and its Subsidiaries' assets taken as a whole (any such proposal or offer being hereinafter referred to as an "ACQUISITION PROPOSAL"). Each of Amoco and BP further agrees that neither it nor any of its Subsidiaries nor any of its or its Subsidiaries' officers or directors shall, and that it shall direct and use its best efforts to cause its Representatives not to, directly or indirectly, have any discussions with or provide any confidential information or data to any Person relating to an Acquisition Proposal or engage in any negotiations concerning an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent either Amoco or BP or its board of directors from
    (i) making any disclosure to its shareholders if, in the good faith judgment of its board of directors, failure so to disclose would be inconsistent with its obligations under applicable Law; (ii) negotiating with or furnishing information to any Person who has made a bona fide written Acquisition Proposal which did not result from a breach of this Section 3.2.1; or (iii) recommending such an Acquisition Proposal to its shareholders, if and only to the extent that, in the case of actions referred to in clause (ii) or clause (iii), such Acquisition Proposal is a Superior Proposal (as defined below). For purposes of this Agreement, a "SUPERIOR PROPOSAL" means in respect of Amoco or BP, as applicable, any Acquisition Proposal by a third party (y) on terms which the board of directors of such Party determines in its good faith judgment (i) after consultation with its financial advisors (whose advice shall be communicated to the other Party), to be more favorable from a financial point of view to its shareholders than the Merger and the other transactions contemplated hereby and (ii) to be more favorable to such Party than the Merger and the other transactions contemplated hereby after taking into account any additional constituencies (including shareholders) and other relevant factors permitted under the Laws of the State of Indiana, in the case of Amoco, and the Laws of England or any requirement of any regulatory authority therein (including the City Code on Takeovers and Merger (the "CITY CODE")), in the case of BP, and after giving the other Party at least seven business days to respond to such third party Acquisition Proposal and (z) which the board of directors of such Party determines in its good faith judgment to constitute a transaction that is reasonably likely to be consummated on the terms set forth, taking into account all legal, financial, regulatory and other aspects of such proposal. Each of Amoco and BP agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal. Each of Amoco and BP also agrees that if it has not already done so, it will promptly request each Person, if any, that has heretofore executed a confidentiality agreement within the 12 months prior to the date hereof in connection with its consideration of any Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

        3.2.2. Each of Amoco and BP agrees that it will take the necessary steps promptly to inform its Subsidiaries and its and its Subsidiaries' Representatives of the obligations undertaken in this Section 3.2 (Acquisition Proposals). Each of Amoco and BP agrees that it will notify the other promptly if any such inquiries, proposals or offers relating to or constituting an Acquisition Proposal are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its or its Subsidiaries' Representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers and thereafter shall keep the other informed, on a current basis, of the status and material terms of any such proposals or offers.

        3.2.3. Nothing contained herein shall prohibit a Party from taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act with respect to an Acquisition Proposal by means of a tender or exchange offer or, in the case of BP, taking such action and making such recommendations as the directors of BP reasonably consider necessary so as to comply with any obligations imposed on them or BP by the City Code or the Takeover Panel in relation to any Acquisition Proposal (provided that it is hereby acknowledged, for the avoidance of doubt, that no provision of the City Code requires BP or its directors to solicit or initiate any Acquisition Proposal).

    3.3.   INFORMATION SUPPLIED.

        3.3.1.  REGISTRATION STATEMENT.

        3.3.1.1. Each of BP and Amoco shall cooperate and promptly prepare and BP shall file with the SEC as soon as practicable a Registration Statement on Form F-4 (the "FORM F4") under the Securities Act, with respect to the issuance of the BP Depositary Shares and the BP ADRs in the Merger and, if applicable, the allotment and issue of BP Ordinary Shares in the Merger, a portion of which Form F-4 shall also serve as the Amoco Proxy Statement (as defined in Section 3.3.1.2), the prospectus with respect to the BP Depositary Shares and BP ADRs issuable in the Merger and, so far as appropriate, the BP Documents (as defined in Section 3.3.2). The Parties will cause the Form F-4 to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder. Each of BP and Amoco shall use its respective best reasonable efforts to have the Form F-4 declared effective by the SEC as promptly as practicable after such filing. BP shall use its reasonable efforts to obtain, prior to the effective date of the Form F-4, all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement. BP will advise Amoco, promptly after it receives notice thereof, of the time when the Form F-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the BP Depositary Shares or BP Ordinary Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Amoco Proxy Statement or the Form F-4 or comments thereon and responses thereto or requests by the SEC for additional information.

        3.3.1.2. Amoco and BP each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Form F-4, including, without limitation the proxy statement/prospectus constituting a part thereof (the "AMOCO PROXY STATEMENT"), and any amendment or supplement thereto will, at the time the Form F-4 becomes effective under the Securities Act, at the date of mailing to shareholders and at the time or times of the Amoco Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time prior to the date of the Amoco Shareholders Meeting any information relating to Amoco or BP, or any of their respective Affiliates, officers or directors, should be discovered by Amoco or BP which should be set forth in an amendment to the Form F-4 or a supplement to the Amoco Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and, to the extent required by Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Amoco shareholders.

        3.3.1.3. Each of BP and Amoco will use its best reasonable efforts to cause the BP Documents and the Amoco Proxy Statement, respectively, to be mailed to its shareholders as promptly as practicable after the date hereof.

        3.3.2. Amoco and BP shall cooperate and promptly prepare and BP shall file with the LSE (a) a circular to be sent to BP shareholders in connection with the BP Shareholders Meeting (as defined in Section 3.4 (Shareholders Meetings)) (the "BP CIRCULAR"), containing (i) a notice convening the BP Shareholders Meeting, (ii) such other information (if any) as may be required by the LSE and (iii) such other information as BP and Amoco shall agree to include therein; and (b) listing particulars relating to BP and its Subsidiaries and the BP Ordinary Shares (the "BP LISTING PARTICULARS," and the BP Circular and the BP Listing Particulars together being the "BP DOCUMENTS"). Amoco and BP each agrees, as to itself and its Subsidiaries, that the BP Documents and any supplements thereto and any other circulars or documents issued to shareholders, employees or debentureholders of BP, will contain all particulars relating to Amoco and BP required to comply in all material respects with all United Kingdom statutory and other legal provisions (including, without limitation, the Companies Act, the Financial Services Act 1986 (the "FSA") and the rules and regulations made thereunder, and the rules and requirements of the LSE) and all such information contained in such documents will be substantially in accordance with the facts and will not omit anything material likely to affect the import of such information.

    3.4. SHAREHOLDERS MEETINGS. Amoco will take all action necessary to convene a meeting of the holders of Amoco Common Shares at which the holders of Amoco Common Shares shall consider approval of the Merger and the other transactions contemplated hereby (the "AMOCO SHAREHOLDERS MEETING") as promptly as practicable after the Form F-4 has been declared effective by the SEC. BP will take all action necessary to convene an extraordinary general meeting of BP shareholders at which resolutions will be proposed to approve the Merger and the other matters specified in the next succeeding sentence (the "BP SHAREHOLDERS MEETING") and a separate class meeting of the holders of BP Ordinary Shares as promptly as practicable after the BP Documents are cleared by the LSE and the Form F-4 has been declared effective by the SEC. BP shall propose at the BP Shareholders Meeting referred to above the following resolutions: (i) a resolution to approve all of the following transactions or matters: (A) the Merger, (B) an increase in the authorized ordinary share capital of BP, (C) the authorization of the BP Board to allot securities, including to Amoco shareholders pursuant to the Merger, and to disapply shareholders' pre-emption rights, (D) amendments to the BP Articles of Association to increase the maximum number of Directors of BP to 22 and to provide for the appointment of a Co-Chairman of the BP Board and (E) an amendment to change the name of BP to "BP Amoco p.l.c."; (ii) resolutions to elect the New Directors (as defined in Section 3.8.3) designated by Amoco as directors of BP, subject to the Merger becoming effective; (iii) a resolution to approve amendments to the BP Articles of Association and other transactions necessary to effect the Redenomination;
(iv) resolutions to increase the ordinary remuneration of directors of BP, to approve the rules of the BP Amoco Share Option Plan and BP Amoco Long Term Incentive Plan and other compensation or benefits for employees overseas which are based on the BP Amoco Share Option Plan or the BP Amoco Long Term Incentive Plan; (v) resolutions to amend the BP Articles of Association to provide for the delivery of notice of BP Board meetings to Directors outside the U.K., to provide for the announcement of dividends in U.S. dollars, to provide for the appointment of multiple proxies by certain types of shareholders, to permit the appointment of substitutes instead of the proxies and to provide that special and extraordinary resolutions shall be taken on a poll, to allow the issue of Bearer Shares, and to make certain other minor amendments; and (vi) subject to the provisions of Section 3.1, such other resolutions as BP may determine to propose to BP shareholders. BP and Amoco each agrees to use all reasonable efforts such that, to the extent practical, the Amoco Shareholders Meeting and the BP Shareholders Meeting shall be held as promptly as practicable after the conditions precedent to holding such meetings have been fulfilled. Subject to fiduciary obligations and the requirements of applicable Law and the terms of this Agreement, including the provisions of Section 3.2 (Acquisition Proposals), the board of directors of each of BP and Amoco shall recommend to its respective shareholders the approval of the Merger and the other transactions contemplated hereby and shall use best reasonable efforts to solicit such approval.

    3.5.  FILINGS; OTHER ACTIONS; NOTIFICATION.

        3.5.1. Amoco and BP shall each cooperate with the other and (i) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) all their respective best reasonable efforts promptly to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement, the Stock Option Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) all their respective best reasonable efforts to obtain as promptly as practicable all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any third party (other than Amoco Required Consents and BP Required Consents) necessary, proper or advisable to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement, and (iii) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) their respective best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable to obtain the Amoco Required Consents or BP Required Consents, as the case may be; PROVIDED that neither Party shall be required by this Section 3.5.1(iii) to accept or agree to any conditions, terms or restrictions in connection with any such Amoco Required Consent or BP Required Consent, as the case may be, which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect on BP or Amoco after the Effective Time (it being understood that, for this purpose, materiality shall be considered with reference to the total equity market value of BP and Amoco). Subject to applicable Laws relating to the exchange of information, Amoco and BP shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to Amoco and its Subsidiaries or BP and its Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement. In exercising the foregoing right, each of Amoco and BP shall act reasonably and as promptly as practicable.

        3.5.2. Amoco and BP each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Form F-4, the Amoco Proxy Statement, the BP Documents or any other necessary or appropriate filing, notice, statement, registration, submission of information or application made by or on behalf of Amoco or BP or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        3.5.3. Amoco and BP each shall keep the other apprised of the status of matters relating to completion of the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement, including promptly furnishing the other with copies of notices or other communications received by Amoco or BP, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement. Amoco and BP each shall give prompt notice to the other of any change that is reasonably likely to result in a Material Adverse Effect on it or of any failure of any condition set forth in Article IV to the other Party's obligations to effect the Merger.

        3.5.4. Prior to making any filing, notice, petition, statement, registration, submission of information or application to or with any third party and/or Governmental Entity (including any domestic or foreign national securities exchange) in connection with the consummation of the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement and except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any domestic or foreign national securities exchange, each Party shall make all reasonable efforts to consult with the other Party with respect to the content of such filing, notice, petition, statement, registration, submission of information or application and to provide the other Party with copies of the proposed filing, notice, petition, statement, registration, submission of information or application. Amoco and BP each shall not agree to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the Merger and the other transactions contemplated by this Agreement unless it consults with the other Party in advance and, to the extent practicable and permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate thereat.

        3.5.5. In the event any claim, action, suit, investigation or other proceeding by any Governmental Entity or other Person or other legal or administrative proceeding is commenced that questions the validity or legality of this Agreement, the Stock Option Agreement, or the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement or claims damages in connection therewith, the Parties agree to cooperate and use their best efforts, subject to the limitations set forth in Section 3.5.1, to defend against and respond thereto.

    3.6. ACCESS. In order to facilitate consummation of the Merger and the other transactions contemplated by this Agreement, the Parties hereby agree that upon reasonable request to any executive officer of BP or Amoco, as the case may be, designated for the purpose, and except as may otherwise be required by applicable Law, Amoco and BP each shall (and shall cause its Subsidiaries to) afford the other's Representatives access, during normal business hours throughout the period prior to the Effective Time, to its properties, books, contracts and records and, during such period, each shall (and shall cause its Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as may reasonably be requested, PROVIDED that no receipt of information pursuant to this Section shall affect or be deemed to modify any representation or warranty made by Amoco or BP hereunder, and PROVIDED, FURTHER, that the foregoing shall not require Amoco or BP to permit any inquiry, or to disclose any information, that in the reasonable judgment of Amoco or BP, as the case may be, would (i) violate any antitrust or competition Law or (ii) result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality to third parties if Amoco or BP, as the case may be, shall have used reasonable efforts to obtain the consent of such third party to such inspection or disclosure. All such information shall be governed by the terms of the Confidentiality Agreement, dated July 24, 1998, between the Parties (the "CONFIDENTIALITY AGREEMENT"), including without limitation all such information disclosed in the Disclosure Letters, and Amoco and BP, and each of their respective Subsidiaries, shall use their respective best reasonable efforts to maintain the confidentiality of all such information disclosed in the Disclosure Letters.

    3.7. PUBLICITY. The initial press release concerning this Agreement, the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement shall be a joint press release, and thereafter Amoco and BP shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

    3.8.  BENEFITS AND OTHER MATTERS.

    3.8.1.  EMPLOYEE BENEFITS.

           3.8.1.1. It is the specific intention that the compensation and benefit programs (including annual and long-term incentive programs) to be provided by BP and its Subsidiaries for current and former employees and directors of Amoco will be competitive with those provided generally by large industrial companies for each respective home-country market, both with respect to the type and variety of programs as well as the level of compensation and benefits afforded.

           3.8.1.2. (a) For at least two years following the Effective Time (such period, the "INITIAL PERIOD"), BP shall provide or cause to be provided to current and former employees and directors of Amoco and its Subsidiaries compensation and benefits that are at least as favorable in the aggregate as the compensation and benefits they were entitled to receive immediately prior to the Effective Time (including, without limitation, benefits pursuant to qualified and non-qualified restoration retirement plans, savings plans, medical plans and programs, deferred compensation arrangements, incentive plans, and retiree benefit plans, policies and arrangements); PROVIDED, HOWEVER, that, with respect to employees who are subject to collective bargaining, all benefits shall be provided in accordance with the applicable collective bargaining or other labor agreements; and PROVIDED, FURTHER, that all incentive, bonus and similar plans shall after the Effective Time be substantially performance-based. BP shall cause Amoco's general severance program as in effect immediately prior to the Effective Time to continue without any reduction in benefits for at least two years following the Effective Time.

           (b) Following the Effective Time, BP shall, and shall cause its Subsidiaries to, recognize service with Amoco and its Subsidiaries and any predecessor entities (and any other service credited by Amoco under similar benefit plans) prior to the Effective Time for all purposes (including, without limitation, eligibility to participate, vesting, benefit accrual, eligibility to commence benefits and severance) under any benefit plans of BP or its Subsidiaries in which the particular employee or former employee of Amoco (or its respective Subsidiaries) participates; PROVIDED, HOWEVER, that the foregoing shall not result in any duplication of benefits. From and after the Effective Time, BP shall, and shall cause its Subsidiaries to, recognize any and all appropriate out-of-pocket expenses of each employee or former employee of Amoco and its Subsidiaries for purposes of determining such employee's and former employee's (including their beneficiaries and dependents) deductible and copayment expenses.

           3.8.1.3. (a) At or prior to the Effective Time, Amoco shall enter into employment agreements with certain Amoco officers on the principal terms agreed between BP and Amoco and having a comparable financial effect to that identified in the Amoco Disclosure Letter, to take effect from the Effective Time, from which date certain such officers will be seconded to BP Amoco.

           (b) From and after the Effective Time, BP shall honor, and shall cause its Subsidiaries to honor, in accordance with its terms, each existing employment, change of control, severance and termination agreement between Amoco or any of its Subsidiaries, and any officer, director or employee of such company, including without limitation all legal and contractual obligations pursuant to outstanding restoration plans, bonus deferral plans, vested and accrued benefits and similar employment and benefit arrangements and agreements in effect as of the Effective Time.

        3.8.2.  DIRECTOR AND OFFICER LIABILITY.

        (a) BP agrees that all rights to indemnification and all limitations on liability existing in favor of any Indemnitee (as defined below) in respect of acts or omissions of such Indemnitees on or prior to the Effective Time as provided in the articles of incorporation and by-laws of Amoco or an agreement between an Indemnitee and Amoco or its Subsidiaries in effect as of the date hereof shall continue in full force and effect in accordance with the terms thereof.

        (b) For six years after the Effective Time, BP shall indemnify and hold harmless the individuals who on or prior to the Effective Time were officers or directors of Amoco or any of its Subsidiaries (the "INDEMNITEES") to the same extent as set forth in Subsection (a) above with respect to all actions or omissions by them in their capacities as officers or directors of Amoco, or taken by them at the request of, Amoco or any of its Subsidiaries. In the event any claim in respect of which indemnification is available pursuant to the foregoing provisions is asserted or made within such six-year period, all rights to indemnification shall continue until such claim is disposed of or all judgments, orders, decrees or other rulings in connection with such claim are duly satisfied.

        (c) For six years after the Effective Time, BP shall procure the provision of officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Person currently covered by Amoco's officers' and directors' liability insurance policy on terms with respect to coverage and in amounts no less favorable than those of such policy in effect on the date hereof; PROVIDED, HOWEVER, that during such period, BP shall not be required to procure any coverage in excess of the amount that can be obtained for the remainder of such period for an annual premium of 300% of the current annual premium paid by Amoco for its existing coverage.

        (d) The obligations of BP under this Section 3.8.2 shall not be terminated or modified in such a manner as to adversely affect any Indemnitee to whom this Section 3.8.2 applies without the consent of such affected Indemnitee (it being expressly agreed that the Indemnitees to whom this Section 3.8.2 applies shall be third party beneficiaries of this
    Section 3.8.2).

        3.8.3. DIRECTORS OF BP. At the Effective Time, the board of directors of BP shall consist of 22 directors, 13 of which shall be directors designated prior to the Effective Time by BP, of which seven shall be non-executive directors, and nine of which shall be directors designated by Amoco, of which seven shall be non-executive directors, and such Amoco and BP director designees shall be the "NEW DIRECTORS." Those New Directors designated by Amoco shall be nominated for election as directors of BP with effect from the Effective Time. BP agrees to procure such resignations of its respective directors as may be necessary so that at the Effective Time the New Directors are the only directors of BP. BP shall be entitled to designate the chairman of each of the nominating, compensation and policy committees of the BP board of directors. Following the Effective Time, a majority of the meetings of the board of directors of BP in each year shall be held in London.

        3.8.4. OFFICERS. At the Effective Time, the following persons, so long as they are willing and able to serve, shall be duly appointed to the following offices: (A) Peter Sutherland and Larry Fuller to the office of Co-Chairman, (B) Sir John Browne to the office of Chief Executive Officer of BP Amoco p.l.c., and (C) such persons as are as set forth in Section 3.8.4 of the Amoco Disclosure Letter (the "LIST OF NEW OFFICERS"), to the offices set forth therein. If at or immediately prior to the Effective Time, any person designated on the List of New Officers shall be unwilling or unable to serve, a person to fill such position shall be designated by mutual agreement of BP and Amoco.

    3.9. EXPENSES. Except as otherwise provided in Section 5.5 (Effect of Termination and Abandonment), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement shall be paid by the party incurring such expense, except that the parties shall share equally the costs and expenses of filing, printing and distributing the Form F-4, the Amoco Proxy Statement, the BP Documents and related documents.

    3.10.  OTHER ACTIONS BY AMOCO AND BP.

        3.10.1. TAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement, each of Amoco and BP and its board of directors shall, subject to applicable Law, grant such approvals and take such actions as are necessary so that the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Stock Option Agreement, and otherwise act to eliminate or minimize the effects of such Takeover Statute on such transactions.

        3.10.2. DIVIDENDS. For a period of at least five years after the Closing, dividends on the BP Ordinary Shares will be declared in U.S. dollars. After the date of this Agreement, each of BP and Amoco shall coordinate with the other the declaration of any dividends in respect of BP Ordinary Shares and Amoco Common Shares and the record dates and payment dates related thereto, it being the intention of the Parties that record dates with respect to such dividends do not occur more or less frequently than once each calendar quarter with respect to BP Ordinary Shares or Amoco Common Shares.

    3.11. LISTING APPLICATIONS/ESTABLISHMENT OF BP DEPOSITARY SHARES. BP shall promptly prepare and submit to the LSE a listing application with respect to the BP Ordinary Shares, and to the NYSE a listing application in respect of the BP Depositary Shares issuable in the Merger, and shall use its best efforts to obtain, prior to the Effective Time, approval for the listing of such BP Ordinary Shares, in the case of the LSE, subject to allotment, and such BP Depositary Shares, in the case of the NYSE, subject to official notice of issuance under the symbol "BPA", or such other symbol as the Parties agree. BP will enter into all necessary agreements with the Depositary and other parties to establish the BP Depositary Shares issuable pursuant to the Merger.

    3.12.  LETTERS OF ACCOUNTANTS.

    (a) Amoco shall use its best reasonable efforts to cause to be delivered to BP "comfort" letters of PricewaterhouseCoopers LLP, Amoco's independent public accountants, dated the effective date of the Form F-4 and the Closing Date, respectively, and addressed to BP and its directors, in form reasonably satisfactory to BP and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form F-4.

    (b) BP shall use its best reasonable efforts to cause to be delivered to Amoco "comfort" letters of Ernst & Young, BP's independent public accountants, dated the effective date of the Form F-4 and the Closing Date, respectively, and addressed to Amoco and its directors, in form reasonably satisfactory to Amoco and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form F-4.

    3.13.  AGREEMENTS OF RULE 145 AFFILIATES.

        3.13.1. Prior to the date of the Amoco Shareholders Meeting, Amoco shall cause to be prepared and delivered to BP a list identifying all persons who, at the time of the Amoco Shareholders Meeting, Amoco believes may be deemed to be "affiliates" of Amoco for purposes of applicable interpretation regarding use of the "pooling-of-interests" accounting method or for purposes of Rule 145 under the Securities Act (the "AMOCO RULE 145 AFFILIATES"). BP shall be entitled to place restrictive legends on any BP ADRs (or any underlying BP Ordinary Shares that may be withdrawn upon surrender of such BP ADRs) received by such Amoco Rule 145 Affiliates. Amoco shall use its best efforts to cause each person who is identified as an Amoco Rule 145 Affiliate in such list to deliver to BP, at or prior to the date of the Amoco Shareholders Meeting, a written agreement, in the form to be approved by the Parties, that such Amoco Rule 145 Affiliate will not sell, pledge, transfer or otherwise dispose of any BP Depositary Shares issued to such Amoco Rule 145 Affiliate pursuant to the Merger (or any underlying BP Ordinary Shares that may be withdrawn upon surrender of such BP Depositary Shares), except pursuant to an effective registration statement or in compliance with Rule 145 or an exemption from the registration requirements of the Securities Act. Amoco shall use its best efforts to cause each person who is identified as an Amoco Rule 145 Affiliate in such list to sign on or prior to the date of the Amoco Stockholders Meeting a written agreement, in the form to be approved by Amoco and BP, that such party will not sell or in any other way reduce such party's risk relative to any Amoco Common Shares held prior to the Closing or BP Depositary Shares received in the Merger (within the meaning of Section 201.01 of the SEC's Codification of Financial Policies) (or any underlying BP Ordinary Shares that may be withdrawn upon surrender of such BP Depositary Shares), until such time as financial results (including combined sales and net income) covering at least 30 days of post-merger operations have been published, except as permitted by and in accordance with Staff Accounting Series Release 135 and SEC Staff Accounting Bulletins Nos. 65 and 76 (or any successor thereto) issued by the SEC. Any BP Ordinary Shares or BP Depositary Shares held by any Amoco Rule 145 Affiliate shall not be transferable, regardless of whether such affiliate has provided the applicable written agreement referred to in this Section, if such transfer, either alone or in the aggregate with other transfers by affiliates, would preclude BP's ability to account for the business combination to be effected by the Merger as a pooling of interests. BP shall not register the transfer of any BP Ordinary Shares and shall cause the Depositary not to register the transfer of any BP Depositary Shares unless such transfer is made in compliance with the foregoing.

        3.13.2. Prior to the Effective Time, BP shall cause to be prepared and delivered to Amoco a list identifying all persons who, at the time of the BP Shareholders Meeting, BP believes may be deemed to be "affiliates" of BP for purposes of applicable interpretation regarding use of the "pooling-of-interests" accounting method (the "BP AFFILIATES"). BP shall use its best efforts to cause each person who is identified as a BP Affiliate in such list to sign on or prior to the thirtieth day prior to the Effective Time a written agreement, in the form to be approved by Amoco and BP, that such party will not sell or in any other way reduce such party's risk relative to any BP Ordinary Shares or BP Depositary Shares owned by such party (within the meaning of Section 201.01 of the SEC's Codification of Financial Policies, until such time as financial results (including combined sales and net income) covering at least 30 days of post-merger operations have been published, except as permitted by and in accordance with Staff Accounting Series Release 135 and SEC Staff Accounting Bulletins Nos. 65 and 76 (or any successor thereto) issued by the SEC. Any BP Ordinary Shares or BP Depositary Shares held by any BP Affiliate shall not be transferable, regardless of whether such affiliate has provided the applicable written agreement referred to in this Section, if such transfer, either alone or in the aggregate with other transfers by affiliates, would preclude BP's ability to account for the business combination to be effected by the Merger as a pooling of interests. BP shall not register the transfer of any BP Ordinary Shares and shall cause the Depositary not to register the transfer of any BP Depositary Shares unless such transfer is made in compliance with the foregoing.

    3.14. ACCOUNTING AND TAX MATTERS. The Parties agree that after the Closing the primary consolidated financial statements of BP shall be prepared in accordance with U.K. GAAP in U.S. dollars. Further, for a period of time not less than five years from the date of the Closing, BP shall prepare supplemental consolidated financial statements, which include a reconciliation to U.S. GAAP in U.S. dollars. Subsequent to the Closing, neither Party shall take any action that would cause, or omit to take any action the omission of which would cause,
(i) the Merger to fail to qualify as a pooling of interests under U.S. GAAP or fail to be accounted for using merger accounting methods under U.K. GAAP, (ii) the Merger to fail to qualify as a reorganization under Section 368(a) of the Code or (iii) the conversion of Amoco Common Stock into BP Ordinary Shares to fail to qualify for nonrecognition of gain (except with respect to cash received in lieu of fractional BP Depositary Shares) and in connection therewith shall satisfy the tax reporting and filing requirements contained in the Code.

    3.15. BP SEC FILINGS. Within 45 days after the end of each of its first three fiscal quarters in each of its fiscal years, BP agrees that it will use all reasonable efforts to make filings with the SEC on Form 6-K, containing the principal financial information required by Form 10-Q. BP further agrees that it will use all reasonable efforts to make any requisite filings on Form 20-F with the SEC within 90 days after the end of each of its fiscal years.

                                   ARTICLE IV

                                   CONDITIONS

    4.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of BP, Merger Sub and Amoco to effect the Merger are subject to the satisfaction or waiver of each of the following conditions:

        4.1.1. SHAREHOLDER APPROVALS. The Merger and the other transactions contemplated by this Agreement shall have been duly approved by holders of Amoco Common Shares constituting the Amoco Requisite Vote and the Merger and the BP Requisite Resolution shall have been duly approved by the shareholders of BP constituting the BP Requisite Vote.

        4.1.2. REGULATORY CONSENTS. All Amoco Required Consents and BP Required Consents from or with any Governmental Entity (collectively, "GOVERNMENTAL CONSENTS") in connection with the consummation of the Merger and the other transactions contemplated hereby shall have been made or obtained, and such Governmental Consents shall not contain any terms or impose any condition or restriction relating or applying to, or requiring changes in or limitations on, the operation of any asset or businesses of Amoco, BP or any of their respective Subsidiaries which term, condition or restriction, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect on BP or Amoco after the Effective Time (it being understood that, for this purpose, materiality shall be considered with reference to the total equity market value of BP and Amoco).

        4.1.3. LAWS AND ORDERS. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger or the other transactions contemplated by this Agreement and that, individually or in the aggregate with all other such Laws, is reasonably likely to have a Material Adverse Effect on Amoco or BP or that would materially frustrate the express intent and purposes of this Agreement (collectively, an "ORDER"), and no Governmental Entity shall have instituted or threatened any proceeding seeking any such Order.

        4.1.4. EFFECTIVENESS OF FORM F-4. The Form F-4 shall have become effective and no stop order with respect thereto shall be in effect.

        4.1.5. EXCHANGE LISTING. The BP Ordinary Shares to be issued pursuant to the Merger shall have been admitted to the Official List of the LSE and such admission shall have become effective in accordance with the rules and regulations of the LSE and the BP Depositary Shares shall have been authorized for listing on the NYSE, subject to official notice of issuance.

    4.2. CONDITIONS TO OBLIGATIONS OF BP. The obligation of BP to effect the Merger is also subject to the satisfaction or waiver by BP prior to the Effective Time of the following conditions:

        4.2.1. REPRESENTATIONS AND WARRANTIES OF AMOCO. The representations and warranties of Amoco set forth in this Agreement (i) to the extent qualified by Material Adverse Effect or any other materiality qualification shall be true and correct and (ii) to the extent not qualified by Material Adverse Effect or any other materiality qualification shall be true and correct (provided that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, do not have a Material Adverse Effect on Amoco) as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and BP shall have received a certificate signed on behalf of Amoco by an executive officer of Amoco to such effect.

        4.2.2. PERFORMANCE OF OBLIGATIONS OF AMOCO. Amoco shall have performed all material obligations required to be performed by it under this Agreement at or prior to the Closing Date, and BP shall have received a certificate signed on behalf of Amoco by an executive officer of Amoco to such effect.

        4.2.3. CONSENTS UNDER AGREEMENTS. BP shall have obtained the consent or approval of each Person whose consent or approval shall be required in order to consummate the Merger and the other transactions contemplated by this Agreement under any Contract to which BP or any of its Subsidiaries is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on BP or is not reasonably likely to prevent or materially impair the ability of BP to consummate the Merger and the other transactions contemplated by this Agreement.

        4.2.4. ACCOUNTING LETTERS. BP shall have received letters from Ernst & Young confirming that under U.S. GAAP and U.K. GAAP, respectively, they concur with BP management's conclusion that no conditions exist that would preclude BP from being a party to a business combination for which pooling-of-interests accounting would be available under U.S. GAAP and the use of merger accounting methods would be available under U.K. GAAP.

    4.3. CONDITIONS TO OBLIGATION OF AMOCO. The obligation of Amoco to effect the Merger is also subject to the satisfaction or waiver by Amoco prior to the Effective Time of the following conditions:

        4.3.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of BP set forth in this Agreement (i) to the extent qualified by Material Adverse Effect or any other materiality qualification shall be true and correct, and (ii) to the extent not qualified by Material Adverse Effect or any other materiality qualification shall be true and correct (provided that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, do not have a Material Adverse Effect on BP) as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date), and Amoco shall have received a certificate signed on behalf of BP by an executive officer of BP to such effect.

        4.3.2. PERFORMANCE OF OBLIGATIONS OF BP. BP shall have performed all material obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Amoco shall have received a certificate signed on behalf of BP by an executive officer of BP to such effect.

        4.3.3. CONSENTS UNDER AGREEMENTS. Amoco shall have obtained the consent or approval of each Person whose consent or approval shall be required in order to consummate the Merger and the other transactions contemplated by this Agreement under any Contract to which Amoco or any of its Subsidiaries is a party, except those for which the failure to obtain such consent or approval, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on Amoco or is not reasonably likely to prevent or materially impair the ability of Amoco to consummate the Merger and the other transactions contemplated by this Agreement.

        4.3.4. TAX OPINION. Amoco shall have received an opinion from Wachtell, Lipton, Rosen & Katz, dated as of the Effective Time, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion, the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of
    Section 368(a) of the Code and that no gain or loss will be recognized by the stockholders of Amoco who exchange Amoco Common Stock solely for BP Depositary Shares pursuant to the Merger (except with respect to cash received in lieu of fractional BP Depositary Shares). Such opinion may note that "5% shareholders" will qualify for such nonrecognition treatment only if they enter into a "gain recognition agreement" under regulations promulgated under Section 367 of the Code. In rendering such opinion, counsel may require and rely upon certain representations of BP and Amoco reasonably requested by such counsel.

        4.3.5. ACCOUNTING LETTERS. Amoco shall have received letters from PricewaterhouseCoopers LLP confirming that under U.S. GAAP and U.K. GAAP, respectively, they concur with Amoco management's conclusion that no conditions exist that would preclude Amoco from being a party to a business combination for which pooling-of-interests accounting would be available under U.S. GAAP and the use of merger accounting methods would be available under U.K. GAAP.

        4.3.6. NEW DIRECTORS. Those New Directors designated by Amoco shall have been elected as directors of BP Amoco at the BP Shareholders Meeting.

                                   ARTICLE V

                                  TERMINATION

    5.1. TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approvals by shareholders of Amoco and BP referred to in paragraph 4.1.1 (Shareholder Approvals), by mutual written consent of Amoco and BP, by action of their respective boards of directors.

    5.2. TERMINATION BY EITHER BP OR AMOCO. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either BP or Amoco if (i) the Merger shall not have been consummated by August 31, 1999, whether such date is before or after the date of approval by the shareholders of Amoco or BP (the "TERMINATION DATE"), (ii) any Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before or after the approval by the shareholders of Amoco or BP, (iii) the Amoco Requisite Vote shall not have been obtained at the duly held Amoco Shareholders Meeting, including any adjournments or postponements thereof, or (iv) the BP Requisite Vote shall not have been obtained at the duly held BP Shareholders Meeting, including any adjournments or postponements thereof; PROVIDED that the right to terminate this Agreement shall not be available to a Party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Merger to be consummated.

    5.3. TERMINATION BY AMOCO. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by shareholders of Amoco referred to in paragraph 4.1.1 (Shareholder Approvals), by action of the board of directors of Amoco, if (i) the board of directors of BP shall have withdrawn or adversely modified its approval or recommendation to shareholders of the Merger or failed to reconfirm such recommendation within seven business days after a written request by Amoco to do so; or (ii) BP or its board of directors shall take any of the actions described in clause (ii) or clause (iii) of the proviso to Section 3.2.1 (Acquisition Proposals); or (iii) there shall be a breach by BP of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in paragraph 4.3.1 or
4.3.2 and cannot be or is not cured prior to the Termination Date.

    5.4. TERMINATION BY BP. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by the shareholders of BP referred to in paragraph 4.1.1 (Shareholder Approvals), by action of the board of directors of BP, if (i) the board of directors of Amoco shall have withdrawn or adversely modified its approval or recommendation to shareholders of the Merger or failed to reconfirm such recommendation within seven business days after a written request by BP to do so; or (ii) Amoco or its board of directors shall take any of the actions described in clause (ii) or clause (iii) of the proviso to Section 3.2.1 (Acquisition Proposals); or (iii) there shall be a breach by Amoco of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in paragraph 4.2.1 or
4.2.2 and cannot be or is not cured prior to the Termination Date.

    5.5.  EFFECT OF TERMINATION AND ABANDONMENT.

        5.5.1. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article V, this Agreement (other than as set forth in Section 6.1 (Survival)) shall become void and of no effect with no liability on the part of either Party (or of any of its Representatives); PROVIDED, HOWEVER, that no such termination shall relieve either Party of any liability for damages resulting from any willful and intentional breach of this Agreement or from any obligation to pay, if applicable, the amounts payable pursuant to Section 5.5.2 or 5.5.3.

        5.5.2. In the event that (i) this Agreement is terminated by either Amoco or BP pursuant to Section 5.2(iii) and at the time of the Amoco Shareholders Meeting (or at any adjournment thereof) an Acquisition Proposal exists with respect to Amoco or (ii) this Agreement is terminated by BP pursuant to Section 5.4(i), 5.4(ii) (solely with respect to the recommendation by Amoco or the Board of Directors of Amoco of an Acquisition Proposal with respect to Amoco) or 5.4(iii) (solely with respect to a willful and intentional breach of Section 3.2), then Amoco shall promptly, but in no event later than two days after the date of such termination, pay to BP a termination payment equal to the Amoco Termination Amount (as defined below), which amount shall be exclusive of any expenses to be paid pursuant to Section 3.9 (Expenses), payable by wire transfer of same day funds. The term "AMOCO TERMINATION AMOUNT" shall mean, in the case of termination by BP pursuant to clause (ii) of the preceding sentence, $950,000,000 or, in the case of termination by Amoco or BP pursuant to clause (i) of the preceding sentence, "Amoco Termination Amount" shall mean $500,000,000, PLUS, if (x) Amoco executes and delivers an agreement with respect to any Acquisition Proposal (an "AMOCO ALTERNATIVE AGREEMENT") or
    (y) an Acquisition Proposal with respect to Amoco is consummated, in any such case, within 12 months from the date of termination, an additional $450,000,000 (which additional amount shall be paid promptly by wire transfer in same day funds, and in no event later than two days after the earliest date on which the event requiring Amoco to pay such additional sum occurs). In the event that the board of directors of Amoco recommends the acceptance by Amoco shareholders of a third-party tender or exchange offer for the Amoco Common Shares, such recommendation shall be treated for purposes of this paragraph as though an Amoco Alternative Agreement had been executed. Amoco acknowledges that the agreements contained in this Section
    5.5.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, BP would not enter into this Agreement; accordingly, if Amoco fails promptly to pay any amount due pursuant to this Section 5.5.2, and, in order to obtain such payment, BP commences a suit which results in a judgment against Amoco for the payment set forth in this Section 5.5.2, Amoco shall pay to BP its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the Amoco Termination Amount from each date for payment until the date of such payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus 2 percent.

        5.5.3. In the event that (i) this Agreement is terminated by either Amoco or BP pursuant to Section 5.2(iv) and at the time of the BP Shareholders Meeting (or at any adjournment thereof) an Acquisition Proposal exists with respect to BP or (ii) this Agreement is terminated by Amoco pursuant to Section 5.3(i), 5.3(ii) (solely with respect to the recommendation by BP or the board of directors of BP of an Acquisition Proposal with respect to BP) or 5.3(iii) (solely with respect to a willful and intentional breach of Section 3.2), then BP shall promptly, but in no event later than two days after the date of such termination, pay to Amoco a termination payment equal to the BP Termination Amount (as defined below), which amount shall be exclusive of any expenses to be paid pursuant to
    Section 3.9 (Expenses), payable by wire transfer of same day funds. The term "BP Termination Amount" shall mean, in the case of termination by Amoco pursuant to clause (ii) of the preceding sentence, $1,000,000,000 or, in the case of termination by Amoco or BP pursuant to clause (i) of the preceding sentence, "BP Termination Amount" shall mean $500,000,000, plus, if (x) BP executes and delivers an agreement with respect to any Acquisition Proposal (a "BP ALTERNATIVE AGREEMENT") or (y) an Acquisition Proposal with respect to BP is consummated, in any such case, within 12 months from the date of termination, an additional $500,000,000 (which additional amount shall be paid promptly by wire transfer in same day funds, and in no event later than two days after the earliest date on which the event requiring BP to pay such additional sum occurs). In the event that the board of directors of BP recommends the acceptance by BP shareholders of a third-party tender offer or exchange offer for the BP Ordinary Shares, such recommendation shall be treated for purposes of this paragraph as though a BP Alternative Agreement had been executed. BP acknowledges that the agreements contained in this
    Section 5.5.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Amoco would not enter into this Agreement; accordingly, if BP fails promptly to pay any amount due pursuant to this Section 5.5.3, and, in order to obtain such payment, Amoco commences a suit which results in a judgment against BP for the payment set forth in this Section 5.5.3, BP shall pay to Amoco its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the BP Termination Amount from each date for payment until the date of such payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus 2 percent.

                                   ARTICLE VI

                           MISCELLANEOUS AND GENERAL

    6.1. SURVIVAL. This Article VI and the agreements of Amoco and BP contained in Sections 3.8 (Benefits and Other Matters), 3.9 (Expenses), 3.10.2 (Dividends), 3.14 (Accounting and Tax Matters) and 3.15 (BP SEC Filings) shall survive the Effective Time. This Article VI (other than Section 6.2 (Modification or Amendment), Section 6.3 (Waiver of Conditions) and Section 6.12 (Assignment)), the representations and warranties contained in Section 2.1.3 (Corporate Authority; Approval and Fairness), the agreements of Amoco and BP contained in Section 3.9 (Expenses), Section 5.5 (Effect of Termination and Abandonment), and the last sentence of Section 3.6 (Access) shall survive the termination of this Agreement. All other representations, warranties, agreements and covenants in this Agreement shall not survive the Effective Time or the termination of this Agreement.

    6.2. MODIFICATION OR AMENDMENT. This Agreement may be modified or amended by agreement of the Parties, by action taken or authorized by their respective boards of directors, at any time prior to the Effective Time; PROVIDED, HOWEVER, that, after approval by shareholders of the matters presented at the Amoco Shareholders Meeting or the BP Shareholders Meeting, no modification or amendment shall be made which under applicable Law requires further approval by such shareholders without such further approval. This Agreement may not be modified or amended except by an instrument in writing executed and delivered by duly authorized officers of each of the Parties.

    6.3. WAIVER OF CONDITIONS. Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective.

    6.4. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

    6.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

    6.6.  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

        6.6.1. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN, AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY IN SUCH STATE, EXCEPT TO THE EXTENT THAT IN THE CASE OF AMOCO OR MERGER SUB, THE INDIANA BUSINESS CORPORATION LAW AND, IN THE CASE OF BP, THE COMPANIES ACT AND ENGLISH LAW ARE APPLICABLE. The parties hereby irrevocably submit to the jurisdiction of the federal courts of the United States of America located in the Borough of Manhattan, New York State solely in respect of the interpretation and enforcement of the provisions of this Agreement and the Stock Option Agreement and in respect of the transactions contemplated hereby and thereby and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.7 (Notices), or in such other manner as may be permitted by Law, shall be valid and sufficient service thereof.

        6.6.2. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE STOCK OPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE STOCK OPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND
    (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

    6.7. NOTICES. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) when sent if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a Party at the following address for such Party:

    IF TO AMOCO:

    Amoco Corporation
    200 East Randolph Drive
    Chicago, IL 60601
    Attention: Stephen F. Gates, Esq.
    Telecopier: (312) 856-2039

    with copies to

    Wachtell, Lipton, Rosen & Katz
    51 West 52nd Street
    New York, New York 10019
    Attention: Andrew R. Brownstein, Esq.
    Telecopier: (212) 403-2000

    and

    Freshfields
    65 Fleet Street
    London EC4Y 1HS
    Attention: William P.L. Lawes, Esq.
    Telecopier: (44) 171-832-7001

    IF TO BP OR MERGER SUB:

    The British Petroleum Company p.l.c.
    Britannic House
    1 Finsbury Circus
    London EC2M 7BA
    Attention: Peter B.P. Bevan, Esq.
    Telecopier: (44) 171-496-4571

    with copies to

    Sullivan & Cromwell
    125 Broad Street
    New York, New York 10004
    Attention: Benjamin F. Stapleton, Esq.
    Telecopier: (212) 558-3588

    and

    Linklaters & Paines
    One Silk Street
    London EC2Y 8HQ
    Attention: David W. Cheyne, Esq.
    Telecopier: (44) 171-456-2222

or to such other Persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

    6.8. ENTIRE AGREEMENT. This Agreement (including any exhibits hereto), the Amoco Disclosure Letter, the BP Disclosure Letter, the Stock Option Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, between the Parties with respect to the subject matter hereof. References herein to this Agreement shall for all purposes be deemed to include references to the Amoco Disclosure Letter and the BP Disclosure Letter. Except as set forth in Section 3.8.2 (Director and Officer Liability), this Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder. No employee or former employee of Amoco or BP who is not a director of Amoco or BP shall be deemed a third party beneficiary with respect to any provision of this Agreement. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, THE STOCK OPTION AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR THEREBY, NONE OF AMOCO, BP OR MERGER SUB MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE STOCK OPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

    6.9. OBLIGATIONS OF BP AND OF AMOCO. Whenever this Agreement requires a Subsidiary of BP to take any action, such requirement shall be deemed to include an undertaking on the part of BP to use best reasonable efforts to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of Amoco to take any action, such requirement shall be deemed to include an undertaking on the part of Amoco to use best reasonable efforts to cause such Subsidiary to take such action.

    6.10. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision unless the substitution of such provision would materially frustrate the express intent and purposes of this Agreement and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    6.11. INTERPRETATION. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    6.12. ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise, and any purported assignment in violation of this provision shall be void.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of BP, Amoco and Merger Sub as of the date hereof.

                                THE BRITISH PETROLEUM COMPANY p.l.c.

                                By:  /s/ PETER D. SUTHERLAND
                                     ------------------------------------------
                                     Name: Peter D. Sutherland
                                     Title:  CHAIRMAN

                                By:  /s/ JOHN BROWNE
                                     ------------------------------------------
                                     Name: John Browne
                                     Title:  CHIEF EXECUTIVE OFFICER

                                AMOCO CORPORATION

                                By:  /s/ H. LAURANCE FULLER
                                     ------------------------------------------
                                     Name: H. Laurance Fuller
                                     Title:  CHAIRMAN AND CHIEF EXECUTIVE
                                     OFFICER

                                EAGLE HOLDINGS, INC.

                                By:  /s/ PETER B. P. BEVAN
                                     ------------------------------------------
                                     Name: Peter B. P. Bevan
                                     Title:  PRESIDENT

                                                                      APPENDIX B

                                    [LOGO]

                                                                 August 11, 1998

Board of Directors
Amoco Corporation
200 East Randolph Dr.
Chicago, IL 60601

Members of the Board:

    We understand that Amoco Corporation ("Amoco"), an Indiana Corporation, The British Petroleum Company p.l.c. ("BP"), an English public limited company, and Eagle Holdings, Inc. (the "Merger Sub"), an Indiana corporation and a wholly owned subsidiary of BP, have entered into an Agreement and Plan of Merger, dated as of August 11, 1998 (the "Agreement"), which provides, among other things, for the merger of Merger Sub with and into Amoco (the "Merger"). Pursuant to the Merger, each issued and outstanding share of common stock, without par value, of Amoco (the "Amoco Common Stock"), other than shares held by BP or any subsidiary of BP or Amoco, will be converted into the right to receive either (i) 3.97 (the "Exchange Ratio") ordinary shares, of nominal value 25p each, of BP (the "BP Ordinary Shares"), which shall be in the form of American Depositary Receipts (the "ADRs"), or (ii) a form of BP Ordinary Shares, as BP and Amoco may agree in accordance with the terms of the Agreement. We further understand that BP and Amoco have entered into a Stock Option Agreement, dated as of August 11, 1998 (the "Stock Option Agreement"), pursuant to which Amoco has agreed to grant to BP an option to purchase a certain number of shares of Amoco Common Stock (the "Option"). The terms and conditions of the Merger and the Option are more fully set forth in the Agreement and the Stock Option Agreement, respectively.

    You have asked for our opinion as to whether the Exchange Ratio is fair from a financial point of view to the holders of shares of Amoco Common Stock (other than BP and its affiliates).

    For purposes of the opinion set forth herein, we have:

     (i) reviewed certain publicly available financial statements and other information of Amoco and BP, respectively;

     (ii) reviewed certain internal financial statements and other financial and operating data concerning Amoco, and had confirmatory discussions with the management of Amoco regarding their discussions with the management of BP regarding financial and operating data concerning BP;

    (iii) conducted confirmatory discussions with management of BP regarding its financial and operating performance;

     (iv) reviewed information relating to certain strategic, financial and operational benefits anticipated from the Merger, prepared by the management of Amoco and BP;

     (v) discussed the past and current operations and financial condition and the prospects of Amoco with management of Amoco;

     (vi) reviewed the reported prices and trading activity for Amoco Common Stock and BP Ordinary Shares;

    (vii) compared the financial performance of Amoco and BP and the prices and trading activity of Amoco Common Stock and BP Ordinary Shares with that of certain other publicly traded companies comparable with Amoco and BP;

   (viii) reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

     (ix) participated in discussions and negotiations among representatives of Amoco and BP and their financial and legal advisors;

     (x) reviewed the Agreement, Stock Option Agreement and certain related documents; and

     (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

    We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the internal financial statements and other financial and operating data, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Amoco and BP. We have not made any independent valuation or appraisal of the assets or liabilities of Amoco or BP, nor have we been furnished with any such appraisals. We have further assumed that the Merger will be consummated on the terms set forth in the Agreement and that the Merger will be accounted for as a pooling-of-interests under generally accepted accounting principles. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    We have acted as financial advisor to the Board of Directors of Amoco in connection with this transaction and will receive a fee for our services, including a transaction fee, which is contingent upon the consummation of the Merger. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for Amoco and BP and have received fees for the rendering of these services.

    It is understood that this letter is for the information of the Board of Directors of Amoco and may not be used for any other purpose without our prior written consent; except that this opinion may be included in its entirety in any filing made by Amoco with the Securities and Exchange Commission in connection with the Merger.

    Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Exchange Ratio is fair from a financial point of view to the holders of Amoco Common Stock (other than BP and its affiliates).

                                Very truly yours,

                                /s/ MORGAN STANLEY

                                                                      APPENDIX C

                                                                 [LOGO]

                           August 11, 1998
        [LOGO]
                           The Board of Directors
                           The British Petroleum Company p.l.c.
                           Britannic House
                           1 Finsbury Circus
                           London EC2M 7BA

                           Attn: Peter Sutherland, Chairman

                           Ladies and Gentlemen:

                           You have requested our opinion as to the fairness, from a financial point of view to The British Petroleum Company p.l.c. (the "Company"), of the Exchange Ratio (as defined below) negotiated between the Company and Amoco Corporation (the "Counterparty" and together with the Company, the "Parties"), with respect to the proposed merger to be implemented by the Parties (the "Transaction") pursuant to the Agreement and Plan of Merger proposed to be dated August 11, 1998 (the "Merger Agreement") between the Parties and the Stock Option Agreement to be dated August 11, 1998 (the "Option Agreement") (together the "Agreements").

                           Under the terms of the Agreements, Sub Corporation, a wholly owned subsidiary of the Company, will merge with and into the Counterparty, whereupon the Counterparty will be the surviving corporation in the merger and will become a wholly owned subsidiary of the Company. Each share of Common Stock of the Counterparty will be converted into 3.97 (the "Exchange Ratio") ordinary shares of the Company which, unless otherwise agreed, will be in the form of American Depositary Shares.

                           Please be advised that while certain provisions of the Transaction are summarized above, the terms of the Transaction are more fully described in the Agreements. As a result, the description of the Transaction and certain other information contained herein is qualified in its entirety by reference to the Agreements.

                           In arriving at our opinion, we have reviewed (i) an August 10, 1998 draft of the Merger Agreement and an August 9, 1998 draft of the Option Agreement; (ii) certain publicly available information concerning the businesses of the Parties and certain other companies that we have deemed comparable, and the reported market prices for the securities of certain other companies that we have deemed comparable; (iii) publicly available terms of certain transactions involving companies comparable to the Parties and the consideration paid in such transactions; (iv) current and historical market prices of the common stock of the Parties; (v) the audited financial statements of the Parties for the fiscal year ended December 31, 1997, the unaudited financial statements of the Parties for the periods ended March 31, 1998, and for the periods ended June 30, 1998; (vi) certain presentations to the investor community regarding the business outlook for each of the Parties; and (vii) certain internal financial analyses and forecasts prepared by the Company and its management, including a review of expected synergies.

                        [LOGO]

                                                                 [LOGO]

                           In addition, we have held discussions with certain members of the management of the Company with respect to the past and current business operations of the Parties, the financial condition and future prospects and operations of the Company, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry. We participated in a discussion of certain financial due diligence matters held between the senior management of the Parties on August 7 1998. We have reviewed such other financial studies and analyses and considered such other information as we have deemed appropriate for the purposes of this opinion.

                           In performing such analysis, we have used such valuation methodologies as we have deemed necessary or appropriate for the purposes of this opinion. Our view is based on (i) our consideration of the information the Parties and their respective representatives and advisors have supplied to us to date, (ii) our understanding of the terms upon which the Company and the Counterparty intend to consummate the Transaction, including, without limitation, those with respect to governance and control of the Company after consummation of the Transaction, (iii) the currently contemplated capital structure and the anticipated credit standing of the Company and its subsidiaries upon consummation of the Transaction, and (iv) the assumption that the Transaction will be consummated within the time periods contemplated by the Agreements.

                           In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company and the Counterparty and their respective representatives and advisors or otherwise reviewed by us. We have not verified the accuracy or completeness of any such information and we have not conducted any evaluation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of the Company as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We have also assumed that the transaction will have the tax and accounting consequences described in discussions with representatives and advisers of the Company. In particular we have also assumed that the Transaction will be accounted for as a "pooling of interests" under generally accepted accounting principles in the United States and using merger accounting methods under generally accepted accounting principles in the United Kingdom. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

                           Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion. In the ordinary course of their businesses, affiliates of the undersigned may actively trade the debt and equity securities of the Parties and their respective affiliates, for their own accounts, or for the accounts of customers, and accordingly, may at any time hold a long or short position in such securities.

                           We are expressing no opinion herein as to the price at which any securities of either of the Parties will trade at any time. Other factors after the date hereof may affect the value of the businesses of the Parties either before or after consummation of the Transaction, including but not limited to (i) the total or partial disposition of the equity securities of the Company by shareholders of the Parties within a short period of time after the effective date of the Transaction, (ii) changes in prevailing interest rates and other factors which generally influence the price of securities, (iii) adverse changes in the current capital markets, (iv) the occurrence of adverse changes in the financial condition, business, assets, results of operations or prospects of the Parties, (v) any actions taken or restrictions imposed by federal, state or other governmental

                                                                 [LOGO]
                           agencies or regulatory authorities, and (vi) timely execution of all necessary agreements to complete the Transaction on terms and conditions that are acceptable to all parties at interest. No opinion is expressed whether any alternative transaction might be more beneficial to the Company.

                           We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Transaction is consummated or in certain other circumstances. Please be advised that we have had and continue to have significant and on-going financial advisory and other relationships with the Company and the Counterparty.

                           On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the Company.

                           It is understood that this letter is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent.

                           Very truly yours,

                           MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                           By:  /s/ J.R. WILSON
                              ----------------------------------------

                               Name: J.R. Wilson

                               Title: Vice President

                                                                      APPENDIX D
                          SUMMARY LISTING PARTICULARS
1.  LISTING PARTICULARS
    Listing Particulars dated 30 October 1998 and prepared in accordance with the Listing Rules made under Section 142 of the Financial Services Act 1986 have been published and alone contain full details relating to BP and the BP Amoco Ordinary Shares to be issued in connection with the Merger (the "Consideration Shares").
    The Directors and the Proposed Directors, whose names appear in paragraph 2 below, accept responsibility for the information contained in the Listing Particulars and these Summary Listing Particulars. To the best of the knowledge and belief of the Directors and the Proposed Directors (who have taken all reasonable care to ensure that such is the case), such information is in accordance with the facts and does not omit anything likely to affect the import of such information.
    The Directors are satisfied that these Summary Listing Particulars contain a fair summary of the key information set out in the Listing Particulars. Unless otherwise defined herein, terms defined in the Proxy Statement/Prospectus, to which these Summary Listing Particulars are appended, shall apply herein.
    These Summary Listing Particulars have been authorised for issue by the London Stock Exchange without approval of their contents.
2.  DIRECTORS AND REGISTERED OFFICE
    2.1 The Directors of BP and their current functions are as follows:

Peter D Sutherland             Non-Executive Chairman
Sir John Browne                Group Chief Executive
Dr John G S Buchanan           Chief Financial Officer
Rodney F Chase                 Deputy Group Chief Executive and Managing Director
Dr Christopher S Gibson-Smith  Managing Director
Richard L Olver                Managing Director
Bryan K Sanderson              Managing Director
Sir James Glover*              Non-Executive Director
Dr Karen N Horn*               Non-Executive Director
Charles F Knight               Non-Executive Director
H Michael P Miles              Non-Executive Director
Sir Robin Nicholson            Non-Executive Director
Sir Ian Prosser                Non-Executive Director
Sir Patrick Sheehy*            Non-Executive Director
Robert P Wilson                Non-Executive Director
The Lord Wright of Richmond    Non-Executive Director

        The registered office and the principal place of business of BP is at Britannic House, 1 Finsbury Circus, London EC2M 7BA, England.

        Directors who will resign with effect from the Effective Time and therefore not become Directors of BP Amoco are marked with an asterisk (*).

      2.2 The Proposed Directors of BP Amoco designated by Amoco pursuant to the Merger Agreement and their functions will be as follows:

H Laurance Fuller.......  Executive Co-Chairman
William G Lowrie........  President and Deputy Chief Executive
                          Officer, Refining, Marketing and
                          Chemicals
Ruth S Block............  Non-Executive Director
John H Bryan............  Non-Executive Director
Erroll B Davis, Jr......  Non-Executive Director
Richard J Ferris........  Non-Executive Director
Floris A Maljers........  Non-Executive Director
Dr Walter E Massey......  Non-Executive Director
Michael H Wilson........  Non-Executive Director

           The business address of the Proposed Directors is 200 East Randolph Drive, Chicago, Illinois 60601, United States.
3.  INFORMATION ON BP

    BP was incorporated in 1909 and is one of the world's largest petroleum and petrochemical groups. The BP Group (being BP and its subsidiary undertakings and, where the context requires, its interests in joint ventures and associated undertakings) has well established operations in Europe, the U.S., Australasia and parts of Africa, and is expanding its presence in other areas, notably China, South East Asia, South America and the former Soviet Union.

    BP's main businesses are exploration and production, refining and marketing and chemicals. Exploration and production's activities include oil and gas exploration and field development and production (upstream activities), together with pipeline transportation, gas processing and gas marketing (midstream activities). The activities of refining and marketing include oil supply and trading as well as refining and marketing (downstream activities). Chemicals activities include petrochemicals manufacturing and marketing. The BP Group provides high quality technological support for all its businesses through its research and engineering activities.

    Over the five years to 31 December 1997 BP made significant investments in its core activities. Between 1993 and the end of 1997, BP has invested in aggregate almost L16 billion on capital expenditure and acquisitions. At the same time, BP reduced its net debt (that is, debt less cash and liquid resources) from U.S.$15.1 billion (L10.0 billion) at the beginning of 1993 to U.S.$6.9 billion (L4.2 billion) at 31 December 1997.

    During the period 1993 to 1997, the exploration and production business pursued a strategy of maximising the value realisable from existing assets and providing for the growth of the business by concentrating on areas where BP believes substantial volumes of low cost, high value reserves can be found. Accordingly, decline management and improved recovery techniques have been undertaken to improve the quality of the portfolio. Large new discoveries have been made across the world. The combination of the focus on acreage of good potential and the application of new technology has enabled BP to achieve a record of more than one productive exploration well for each two wells drilled over the five years to 31 December 1997.

    Refining and marketing has been reducing costs and improving BP's asset portfolio. Over the five years to 31 December 1997, the Ferndale, Lima and Marcus Hook refineries in the U.S. were sold and crude oil processing ceased at the Pernis refinery, Rotterdam. The remaining refineries are the object of an investment program aimed at improving their competitive position in their local markets. Similarly, the portfolio of marketing assets has been continually reshaped through a process of selected investment, swaps and divestments in order to concentrate on areas where strong market shares can be built.

    In 1996, BP and Mobil Corporation ("Mobil") announced their intention to create a joint venture by combining their respective European operations in the refining and marketing of fuels and lubricants. Under the joint venture which has now been implemented, BP operates and has a 70 per cent. interest in the fuels refining and marketing operations, and a 49 per cent. interest in the lubricants business which Mobil operates.

    Chemicals has been investing in sites which offer competitive advantages such as access to lower-cost feedstocks or to markets, and disposing of assets which are no longer seen as being in the core of the business. It has also been reducing its cash fixed costs. Chemicals' asset base is located principally in the U.K., Europe and the U.S. but the BP Group is building up chemicals' presence in the Far East through a series of joint ventures.

    Whilst BP remains confident in the ability of the BP Group to deliver further underlying performance improvements, a continuation of the current adverse external environment will affect the oil sector and hence BP's overall results. BP's results in the near future may be characterised by greater uncertainty than a year ago.
4.  INFORMATION ON AMOCO

    Amoco has been in business for 109 years. It has operations in approximately 30 countries and employs some 43,400 people worldwide. As at 31 December 1997, it had more than $32 billion in assets, and generated more than $2.7 billion net income in 1997. Amoco's business is conducted primarily in three sectors:

    (a) The exploration and production sector explores for, develops and produces crude oil and natural gas worldwide.

    (b) The petroleum products sector is one of the largest sellers of gasoline in the United States with approximately 9,300 retail outlets. It has five refineries and owns or operates about 15,000 miles of pipelines for transportation of crude oil, refined products, natural gas and carbon dioxide.

    (c) The chemicals sector is a major producer of chemicals, including PTA, poly alpha-olefins, linear alpha-olefins, polybutene and polypropylene.

    The mid-to-late 1990s have been highlighted by increased partnering and international growth. Perhaps the most innovative customer offerings can be seen through alliances and partnerships. For example, in 1997 Amoco entered into a joint venture with Shell Oil Company and Sonat Exploration to deliver natural gas from new, deepwater Gulf of Mexico fields.

    In 1997 Amoco and Shell Oil Company established Altura Energy Ltd to operate their oil and gas properties in Texas and New Mexico. Other alliances include the purchase of an interest in and role as operator of Empresa Petrolera Chaco, S.A., formed in the privatisation of Bolivia's state oil company, and the formation in 1997 of Pan American Energy LLC ("Pan American Energy") by combining the assets of Amoco Argentina Oil Company and Bridas Corporation to become one of the largest energy companies in Argentina.

    Early in 1998, Pan American Energy was selected as a partner to build, own and operate a natural gas pipeline connecting Argentina and Uruguay. Amoco's presence is strengthening in other areas of Latin America, including the construction of a liquified natural gas plant in Trinidad, scheduled to come on stream next year. Recently, a significant offshore crude oil discovery was made in Trinidad and Tobago, and crude oil extraction began from Azerbaijan's Aseri-Chirag-Guneshli development in the Caspian Sea, in which Amoco has 17 per cent. interest.
5.  PROPOSED MERGER WITH AMOCO

    BP and Amoco have entered into an Agreement and Plan of Merger, dated as of 11 August 1998, as amended (the "Merger Agreement"), together with Eagle Holdings, Inc. ("Merger Sub") pursuant to which they agreed that Merger Sub would be merged with and into Amoco, with Amoco being the surviving corporation in the merger (the "Merger"). Pursuant to the Merger, Amoco will become a wholly owned subsidiary of BP and BP will be renamed "BP Amoco p.l.c." ("BP Amoco").

    The terms of the Merger Agreement provide that each outstanding share of Amoco common stock, without par value (an "Amoco Share"), will, upon the terms and subject to the conditions set forth in the Merger Agreement, be cancelled and Amoco Shareholders will receive for each Amoco Share 3.97 Consideration Shares, in the form of BP Amoco American depositary shares ("BP Amoco ADSs"). Because each BP Amoco ADS represents six Consideration Shares, Amoco Shareholders will receive approximately 0.66167 of a BP Amoco ADS in exchange for each Amoco Share owned by them at the Effective Date. Fractional BP Amoco ADSs will not be issued in connection with the Merger. Amoco Shareholders will instead be paid cash equal to their proportionate interest in the net proceeds from the sale on the NYSE of the aggregate of all fractional BP Amoco ADSs that would otherwise be issued to Amoco Shareholders in the Merger.

    The Merger is subject to the approval of the shareholders of BP and Amoco at general meetings of the respective companies, together with the fulfillment of certain other conditions, including obtaining regulatory consents.

    The Merger Agreement may be terminated by either party in certain circumstances before the Merger becomes effective and in certain circumstances a termination payment of up to U.S.$1 billion may be payable by BP to Amoco or an equivalent sum will be paid by Amoco to BP pursuant to the Merger Agreement and received by BP pursuant to the Stock Option Agreement.

    The Merger will become effective only following the receipt of shareholder approvals and the satisfaction of the other conditions to the Merger. BP and Amoco hope to complete the Merger by 31 December 1998.
6.  PROCEDURE FOR RECEIVING BP ADSS

    Promptly after the Effective Time, the Surviving Corporation or the Exchange Agent will mail to each Amoco Shareholder of record (other than Amoco Shareholders who hold certificates representing Amoco Excluded Shares or who hold Amoco Shares only in DRS) a letter of transmittal for use in effecting delivery of Amoco Certificates to the Exchange Agent. Upon surrender by an Amoco Shareholder of an Amoco Certificate for cancellation to the Exchange Agent, together with a duly executed and completed letter of transmittal, and any other documents required by the Exchange Agent or, in the case of an Amoco Shareholder holding Amoco Shares only through DRS, without further action, each such holder will be entitled to receive (A) the whole number of BP Amoco ADSs that such holder has the right to receive as Merger Consideration and (B) a check in the amount (after giving effect to any required tax withholdings) of (i) cash in lieu of fractional BP Amoco ADSs to be paid pursuant to the terms of the Merger Agreement and (ii) any cash dividends or other distributions payable in respect of BP Amoco Ordinary Shares with a record date between the Effective Time and the date of the surrender of the Amoco Certificate and delivery of other documents required by the Exchange Agent. The Amoco Certificates so surrendered will be cancelled. No interest will be paid or accrued on any amount payable upon surrender of the Amoco Shares.

    The Exchange Agent for the purpose of the Merger is Boston EquiServe Limited Partnership or another agent acceptable to Amoco. The Registrar of BP Amoco will be Lloyds Bank Registrars, The Causeway, Worthing, West Sussex BN99 6DA, England.

    Application has been made to the London Stock Exchange for the Consideration Shares to be admitted to the Official List. Application has also been made to the NYSE for the BP Amoco ADSs issuable in the Merger to be listed. Admission is expected to take place and dealings commence on the Effective Date.

7.  REDENOMINATION, ACCOUNTING AND DIVIDENDS

    It is proposed to redenominate the existing BP Ordinary Shares of 25p each (the "BP Ordinary Shares") into ordinary shares of U.S.$0.50 each (the "Redenomination"). The Merger is not conditional upon the Redenomination. If the Redenomination does not take effect, the Consideration Shares will have a nominal value of 25p each, not U.S.$0.50 each.

    For a period of at least five years following the Merger, BP Amoco will announce dividends on BP Amoco Ordinary Shares in US dollars and state an equivalent pounds sterling dividend. BP Amoco Ordinary Shareholders will receive dividends in sterling and holders of BP Amoco ADSs will receive dividends in U.S. dollars.

8.  EXTRAORDINARY GENERAL MEETING ("EGM") AND SEPARATE CLASS MEETING

    The EGM and Separate Class Meeting have been convened for 25 November 1998. At the EGM the following resolutions will be proposed:

    (a) Resolution 1 will be proposed to approve the Merger and also to give effect to certain matters required to implement the Merger or to satisfy conditions to the Merger Agreement, namely:

       (i) to increase the authorised share capital of BP Amoco;

       (ii) to authorise the BP Amoco Board to allot shares (including the Consideration Shares) and to disapply shareholders' pre-emption rights in each case in respect of a certain amount of share capital;

       (iii) to amend BP's Articles of Association to increase the maximum number of directors of BP to twenty-two, provide for a Co-Chairman of the BP Amoco Board and reflect the increase in the authorised share capital of the Company; and

       (iv) to change the name of BP to BP Amoco p.l.c.

    (b) Resolutions 2 to 10 will be proposed to appoint as additional directors of BP Amoco H L Fuller, W G Lowrie, R S Block, J H Bryan, E B Davis, Jr, R J Ferris, F A Maljers, Dr W E Massey and M H Wilson. Each of these proposed directors has been designated by Amoco and will take up office only if the Merger becomes effective.

    (c) Resolution 11 will be proposed to give effect to the Redenomination and to approve the amendments to BP's Articles of Association required to enable the Redenomination to take effect. Resolution 11 also increases the authorised share capital of BP, permits the directors to allot BP Amoco Ordinary Shares of US$0.50 each in connection with the Redenomination and the Merger, and disapplies shareholders' pre-emption rights up to a certain amount. The equivalent provisions of Resolution 1 in respect of increases in share capital, authority to allot shares and disapplication of pre-emption rights will be ineffective if the Redenomination comes into effect.

    (d) Resolution 12 will be proposed to set the maximum remuneration authorised to be payable to BP Directors in their non-executive capacity and to amend the Articles of Association relating to how this remuneration is determined.

    (e) Resolution 13 will be proposed to approve the rules of the new Option Plan and the LTPP, respectively.

    (f) Resolution 14 will be proposed to amend the Articles of Association so as to enable BP Amoco Ordinary Shares to be issued in bearer form, to provide that the dividends on BP Amoco Ordinary Shares be announced in US dollars, to enable certain BP Amoco ADS holders to attend, vote and speak at general meetings by providing for the appointment of multiple proxies by certain approved depositaries (including the Depositary), to allow such proxies themselves to appoint a proxy, to provide that special or extraordinary resolutions may only be approved by a vote on a poll and to make certain other minor amendments.

    The Merger is conditional on the approval of Resolution 1. The approval of Resolutions 2 to 10 (the election of additional directors designated by Amoco), is a condition to Amoco's obligation to complete the Merger. The Merger will not become effective if such directors are not appointed unless this condition is waived by Amoco. The Merger is not conditional on Resolutions 11 to 14 being passed. Resolutions 2 to 13 will not be effective unless Resolution 1 is passed.

    Resolutions 1, 11, 12 and 14 are being proposed as special resolutions and require the approval of a majority of not less than 75 per cent. of the votes cast in person or on a poll at the EGM. The other resolutions are being proposed as ordinary resolutions which require the approval of a majority of the votes cast in person or on a poll at the meeting.

    The Separate Class Meeting of Ordinary Shareholders of the Company to approve the Redenomination has been convened for 11:30 a.m. on 25 November 1998 or as soon thereafter as the EGM shall have been concluded or adjourned. The resolution to be proposed at the Separate Class Meeting is being proposed as an extraordinary resolution and, accordingly, will require approval of not less than 75 per cent. of the votes cast in person or on a poll and a quorum of Ordinary Shareholders representing in person or by proxy one third of the issued ordinary share capital.

9.  BP CRUDE OIL AND NATURAL GAS RESERVES

    The BP Group's U.K. and U.S. fields are the main sources of its production of crude oil and natural gas.

    9.1  CRUDE OIL AND NATURAL GAS PRODUCTION

        9.1.1  CRUDE OIL PRODUCTION

              A total of 950,000 b/d of crude oil was produced from these two regions in the year ended December 1997, with the total produced worldwide, in that period, being 1,251,000 b/d.

        9.1.2  NATURAL GAS PRODUCTION

              In 1997, the BP Group's natural gas production in the UK totalled 1,189 mmcf/d. This is compared with the BP Group's worldwide natural gas production of 1,663 mmcf/d. The production from U.S. gas fields in 1997 was 92 mmcf/d.

    9.2  CRUDE OIL AND NATURAL GAS RESERVES

        The BP Group has crude oil and natural gas reserves in 12 countries.

        9.2.1  NET PROVED RESERVES

              The estimated net proved reserves of the BP Group at 31 December 1997 are summarized below:

                                                                                 CRUDE OIL(A)
                                                                                 (MILLIONS OF
                                              REST OF                 REST OF      BARRELS)                  REST OF
                                   U.K.       EUROPE       U.S.        WORLD         TOTAL        U.K.       EUROPE       U.S.
                                 ---------  -----------  ---------  -----------  -------------  ---------  -----------  ---------
Proved developed...............        699         172       1,853         324         3,048        2,482          17       2,510
Proved undeveloped.............        723          14         987         258         1,982        1,787           7         714
                                 ---------       -----   ---------         ---         -----    ---------       -----   ---------
                                     1,422         186       2,804(c)        582       5,030        4,269          24       3,224
                                 ---------       -----   ---------         ---         -----    ---------       -----   ---------
Associated Undertakings(e).....                                                        1,825(f)
                                                                                       -----
Total group and BP share of
  associated undertakings......                                                        6,855
                                                                                       -----
                                                                                       -----

                                                 NATURAL
                                                 GAS(B)
                                              (BILLIONS OF
                                   REST OF     CUBIC FEET)
                                    WORLD         TOTAL
                                 -----------  -------------
Proved developed...............       1,566         6,575
Proved undeveloped.............       1,421         3,929
                                      -----        ------
                                      2,987(d)      10,504
                                      -----        ------
Associated Undertakings(e).....

Total group and BP share of
  associated undertakings......                    10,504
                                                   ------
                                                   ------

    Notes:

     (a) Crude oil includes natural gas liquids and condensate. Net proved reserves of crude oil exclude production royalties due to others.

     (b) Net proved reserves of natural gas exclude production royalties due to others.

     (c) Proved reserves in the Prudhoe Bay field in Alaska include an estimated 65 million barrels upon which a net profits royalty will be payable over the life of the field under the terms of the BP Prudhoe Bay Royalty Trust.

     (d)   Includes reserves located in Australia totaling 1,830 bcf.

     (e)   Excludes reserves in AO Sidanco and AO Rusia Petroleum.

     (f) The BP Group holds proportionate interests, through associated undertakings, in onshore and offshore concessions in Abu Dhabi expiring in 2014 and 2018, respectively. If recent production levels were to continue, these reserves would not be fully recovered during the period of the concessions.

        9.2.2  CHANGES IN RESERVES SINCE 31 DECEMBER 1997

              As at 26 October 1998 no major discovery or significant event has occurred that would have a material effect on the estimated proved reserves reported at 31 December 1997.

              Current levels of reserves are expected to substantially support current levels of production for the foreseeable future.

10.  AMOCO CRUDE OIL AND NATURAL GAS RESERVES

    10.1  CRUDE OIL AND NATURAL GAS RESERVES

        The estimated net proved reserves of the Amoco Group (being Amoco and its subsidiaries) at 31 December 1997 are summarized below:

                                                                                                                   BILLIONS OF
                                                                                                                   CUBIC FEET
                                                                                             MILLIONS OF BARRELS   -----------
                      -------------------------------------------------------------------------------------------
                                                                        CRUDE OIL AND NGL                          NATURAL GAS
                           UNITED STATES        -----------------------------------------------------------------  -----------
                           -------------                       TRINIDAD &                    REST OF                 UNITED
                       CRUDE OIL       NGL        CANADA         TOBAGO         EUROPE        WORLD       TOTAL      STATES
                      -----------  -----------  -----------  ---------------  -----------  -----------  ---------  -----------
Proved developed....         638          267          284             65            149          243       1,646       8,017
Proved undeveloped..         151           24          122            111            179           20         607       1,080
                             ---        -----          ---            ---            ---          ---   ---------       -----
                             789          291          406            176            328          263       2,253       9,097
                             ---        -----          ---            ---            ---          ---   ---------       -----
Associated
  Undertakings......                                                                                          164
                                                                                                        ---------
Total Group and
  Amoco share of
  associated
  undertakings......                                                                                        2,417
                                                                                                        ---------
                                                                                                        ---------


                                    TRINIDAD &                   REST OF
                        CANADA        TOBAGO        EUROPE      WORLD(A)      TOTAL
                      -----------  -------------  -----------  -----------  ---------
Proved developed....       1,980         1,510         1,034          556      13,097
Proved undeveloped..         217         5,295           124          275       6,991
                           -----         -----         -----        -----   ---------
                           2,197         6,805         1,158          831      20,088
                           -----         -----         -----        -----   ---------
Associated
  Undertakings......                                                            1,368
                                                                            ---------
Total Group and
  Amoco share of
  associated
  undertakings......                                                           21,456
                                                                            ---------
                                                                            ---------

    10.2  CRUDE OIL AND NATURAL GAS PRODUCTION

         The Amoco Group's net production of crude oil and natural gas for the year ended 31 December 1997, which includes applicable volumes produced under service contracts and production sharing agreements is summarized below:

                                                                                              TRINIDAD &
                                                               UNITED STATES     CANADA         TOBAGO         EUROPE
                                                              ---------------  -----------  ---------------  -----------
Crude oil and natural gas liquids(a) (thousands of barrels
  per day)..................................................           274             61             51             65
Natural gas (millions of cubic feet per day)................         2,368            761            330            390

                                                                REST OF
                                                                 WORLD       TOTAL
                                                              -----------  ---------
Crude oil and natural gas liquids(a) (thousands of barrels
  per day)..................................................         186         637
Natural gas (millions of cubic feet per day)................         293       4,142

NOTES:

(A) Includes the Amoco Group's interest in affiliates' production. U.S. production includes NGL from processing plants in which Amoco has an ownership interest 62,000 barrels of oil per day.

         The major areas of Amoco's crude oil and gas production are the United States, Canada, the U.K., Norway, Trinidad and Tobago, Venezuela, the Southern cone of South America, Azerbaijan and Egypt.

    10.3  RECENT DEVELOPMENTS

         New wells in Wyoming, United States and in the Alberta Foothills, Canada recently began production, totaling 60 mmcf/d in May 1998. An oil and gas discovery approximately 200 km off the coast of Helgeland, North Norway has been estimated to produce approximately 200-500 million barrels of oil equivalent. Other discoveries include a crude oil discovery in January 1998 in Trinidad (with estimated resources of 50 to 100 millions barrels) and in the Gulf of Suez, Egypt (which produces 18,000 b/d).

         Amoco has also announced an intention to form an alliance with Repsol S.A. to pursue natural gas growth opportunities in a number of countries, which will include the future expansion of a liquified natural gas plant currently under construction in Trinidad and Tobago. Amoco has also entered into an agreement with Sonatrach Inc. for the development of gas fields in Southern Algeria.

         As of 1 October 1998, no major discovery or significant event had occurred that would have a material effect on the estimated proved reserves reported at 31 December 1997.
11.  DIRECTORS' SERVICE ARRANGEMENTS

    (a) Amoco has entered into service contracts with Messrs H L Fuller and W G Lowrie to be effective as of the Effective Date. They will be seconded to BP Amoco while they serve BP Amoco.

        Pursuant to his service contract, Mr H L Fuller will be engaged for a period ending 31 March 2000 at an initial annual base salary of $1,100,000. Pursuant to his service contact, Mr W G Lowrie will be engaged for a period of three years from the Effective Date at an initial annual base salary of $720,000.

    (b) In addition to a base salary, Mr Fuller and Mr Lowrie are eligible to receive an annual bonus in each fiscal year. They will each have a target bonus opportunity, expressed as a percentage of annual salary (subject to a maximum bonus opportunity of 150 per cent.), provided that pre-established performance targets are achieved. During their employment under the service contracts from the Effective Date their target bonus opportunity will be no less favorable than that available in the fiscal year immediately preceding the fiscal year in which the Effective Date occurs. From the Effective Date it is proposed that Mr Fuller and Mr Lowrie will participate in the new Option Plan, details of which are set out in paragraph 5.4.2 of Part VIII of the Listing Particulars. This will replace their existing participation in Amoco share option arrangements. In addition, they will also be eligible to participate in the LTPP, details of which are set out in paragraph
         5.4.1 at Part VIII of the Listing Particulars. Mr Fuller and Mr Lowrie participate in Amoco's corporate retirement plan. Under this retirement plan, the amount of the annuity which they are eligible to receive on a single-life basis is determined under an annuity benefit formula. The annuity benefit formula (including a percentage of US social security benefits) is calculated at 1 2/3 per cent. multiplied by the employee's years of participation, multiplied by the average annual earnings determined from the three highest consecutive calendar years' salaries and the three highest consecutive calendar years' bonus awards during the ten years preceding retirement. The maximum annuity is 60 per cent. of such average annual earnings, and years of participation in the plan in excess of 36 do not result in additional benefits. Average annual earnings for retirement plan purposes include salary and bonus where applicable. Mr Fuller and Mr Lowrie are also eligible to participate in other Amoco corporate benefit plans generally provided to Amoco employees, including an employee savings plan, containing a company matching contribution of up to 7 per cent. of annual earnings, and certain health and welfare plans, including medical and dental coverage, non-contributory group life insurance of one times annual earnings, additional employee paid group life insurance and short and long term sickness and disability coverage. In certain circumstances Amoco will also gross up payments made to the executives under their service contracts and will indemnify the executives in respect of taxes and expenses incurred by them as a result of Amoco's decision to contest a tax claim made by the IRS.

        Mr Fuller and Mr Lowrie will also receive expatriate benefits in accordance with the most favourable policies of Amoco and its affiliated companies during and after any expatriate assignment. In addition, the executives will be entitled to fringe benefits such as tax planning services, payment of club dues and use of a car (including driver service) in accordance with the most favorable policies of Amoco and its affiliated companies in respect of Amoco's U.S. payroll peer executives.

    (c) Pursuant to Mr Fuller's and Mr Lowrie's service contracts, Amoco must pay each executive a severance payment calculated in accordance with a formula set out in the service contract if Amoco terminates his employment other than for cause, disability or death, or if the executive terminates his employment with Amoco for Good Reason. "Good Reason" is defined as any of the following without the express written consent of the executive: (i) the assignment to the executive of duties inconsistent with his position, authority and duties in respect of Mr Fuller, as Executive Co-Chairman and, in respect of Mr Lowrie as Deputy Chief Executive Officer, Refining, Marketing and Chemicals of BP Amoco, or other action by Amoco which results in a diminution in the executive's position; (ii) failure to be nominated for and/or elected to be a member and in respect of Mr Fuller, Co-Chairman, of the BP Amoco Board; (iii) non compliance with Amoco's obligations to provide salary and benefits; (iv) requiring the executive to be based at a location more that 50 miles from Chicago, Illinois in respect of Mr Fuller, and more than 50 miles from London, England, in respect of Mr Lowrie, or requesting him to undertake substantially more business travel than before the Effective Date; (v) any purported termination of the service contract by Amoco in breach of its terms; and (vi) the failure by Amoco to obtain the agreement of any successor to substantially all of the business or assets of Amoco to agree to perform the service contract.

    (d) The cash lump sum payment to be paid by Amoco to the executive on termination by the executive for a Good Reason or by Amoco for a reason other that for cause, disability or death, would be the aggregate of the following: (i) accrued salary and benefits to the date of termination of employment; (ii) an amount equal to three times the sum of the executive's base salary and the product of the executive's highest target bonus opportunity percentage during his employment under his service contract and his base salary; (iii) a sum to compensate for pension loss for a three year period from the date of termination; and
         (iv) an amount equal to the product of three, seven per cent., and the executive's annual base salary, being the contribution which Amoco would have made to a savings plan on behalf of the executive for a three year period following the date of termination.

    (e) In addition, Amoco is contractually obliged to continue to provide benefits to the executive for a three year period under the welfare benefit plans provided by Amoco (or longer if the terms of the welfare benefit plan so provide). Amoco must also provide executive outplacement services and pay or provide any other amounts and benefits due under other plans or arrangements.

        These payments will only be made upon the effectiveness of a release signed by the executive in favour of Amoco in respect of his employment with Amoco. The executive is entitled to these payments whether or not he obtains other employment. If Amoco terminates the executive's service contract due to the executive's disability the executive will be entitled to receive disability and other benefits at least as favorable as those provided by Amoco to other disabled executives immediately preceding the Effective Date or, if more favorable, as provided for Amoco's US payroll peer executives. Amoco also, to the extent permitted by law, will pay the executive's legal fees and expenses reasonably incurred in any contest of the enforceability of, or liability under, the service contract provided the executive has not brought proceedings in bad faith.
12.  INDEBTEDNESS
    On 30 September 1998 the borrowings and indebtedness of the BP Group and the Amoco Group (excluding their respective intra group borrowings) were as follows:

                                                             BP        AMOCO       TOTAL        TOTAL
                                                          ---------  ---------  -----------  -----------
                                                              $          $           $            L
Loans and other borrowings (unsecured)
-Bonds, debentures and notes............................      4,296      5,469       9,765        5,744
-Finance leases.........................................      1,800         88       1,888        1,111
Other borrowings........................................      1,386        755       2,141        1,259
                                                          ---------  ---------  -----------  -----------
TOTAL...................................................      7,482      6,312      13,794        8,114
                                                          ---------  ---------  -----------  -----------
                                                          ---------  ---------  -----------  -----------

    Of the BP Group indebtedness set forth above, $7,101 million has been guaranteed by BP. Of the Amoco Group indebtedness, $5,140 million has been guaranteed by Amoco.

    Save as disclosed above and in respect of the litigation disclosed in paragraph 16 below and apart from their respective intra-group liabilities, neither the BP Group nor the Amoco Group had outstanding as at 30 September 1998 any loan capital issued, or created but unissued, term loans, other borrowings or indebtedness in the nature of borrowings, including bank overdrafts and liabilities under acceptances (other than normal trade bills), acceptance credits or hire purchase commitments, or obligations under finance leases, mortgages, charges, guarantees or other material contingent liabilities.

    In addition, as at 30 September 1998 the BP Group had cash and listed investments of $334 million and the Amoco Group had cash and listed investments of $657 million.

    Foreign currency amounts have been translated into US dollars at the exchange rates prevailing on 30 September 1998. US dollar amounts have been translated into sterling at the exchange rates prevailing on 30 September 1998, being a rate of $1.70:L1.

    At 30 September 1998, the BP Group had bank facilities of $2000 million. These facilities are mainly with a number of international banks and expire in 2001. Any borrowings under these facilities would be at prevailing money market rates. Certain of these facilities support the BP Group's $3,000 million commercial paper programme. In addition, in March 1998, BP set up a $2,000 million debt issuance programme. As at 30 September 1998, $933 million had been issued under this programme.

    At 30 September 1998, the Amoco Group had bank facilities of $790 million. These facilities are mainly with a number of international banks and expire in 1999. Any borrowings under these facilities would be at prevailing money market rates. These facilities support the Amoco Group's $3,000 million commercial paper programme.
13.  WORKING CAPITAL
    BP is of the opinion that, taking into account bonds in issue, available bank facilities and assuming future utilisation of existing commercial paper programmes and other money market facilities, the enlarged group (BP as enlarged by the merger with Amoco) has sufficient working capital for its present requirements.
14.  FINANCIAL AND TRADING POSITION
    Since 30 June 1998, being the date to which its most recent interim financial statements have been published, there has been no significant change in the financial or trading position of the BP Group.

    Save as disclosed in Amoco's press release on 21 October 1998 announcing its unaudited trading results for the third quarter and nine months ended 30 September 1998, since 30 June 1998, being the date to which its most recent interim financial statements have been published, there has been no significant change in the financial or trading position of the Amoco Group.

15.  MATERIAL CONTRACTS

    Except for the Merger Agreement and the Stock Option Agreement, no contracts, other than contracts entered into in the ordinary course of business, have been entered into by members of the BP Group within the two years immediately preceding the date of this document which are, or may be material.

    Except for the Merger Agreement and the Stock Option Agreement, no contracts, other than contracts entered into in the ordinary course of business, have been entered into by members of the Amoco Group within the two years immediately preceding the date of this document which are, or may be material.
16.  LITIGATION

    16.1   BP

       16.1.1 Other than as set out below, no member of the BP Group is or has been engaged in any legal or arbitration proceedings nor, so far as the Directors of BP are aware, are any such proceedings pending or threatened which may have, or have had during the 12 months preceding the date of this document, a significant effect on the BP Group's financial position.

       16.1.2 BP was involved in a number of lawsuits which arose out of the Exxon Valdez oil spill in Prince William Sound in March 1989. BP's interest in all those lawsuits has been settled. Exxon has indicated that it may file a claim for contribution against the Alyeska Pipeline Service Company ("Alyeska") in which BP has a 50 per cent. interest for a portion of the costs and damages which Exxon has incurred. If any such claims are asserted by Exxon which affect Alyeska and its owners BP would defend the claim vigorously and does not believe Alyeska or BP has any liability to Exxon.

    16.2   AMOCO

       16.2.1 Other than as set out below, no member of the Amoco Group is or has been engaged in any legal or arbitration proceedings, nor, so far as Amoco is aware, are any such proceedings pending or threatened which may have, or have had during the twelve months preceding the date of this document, a significant effect on the Amoco Group's consolidated financial position.

       16.2.2 The IRS has challenged the application of certain foreign income taxes as credits against Amoco's US taxes that otherwise would have been payable for the years 1980 to 1992. On 18 June 1992, the IRS issued a statutory Notice of Deficiency for additional taxes in the amount of US$466 million, plus interest, relating to the period from 1980 to 1982. Amoco filed a petition in the US Tax Court contesting the IRS statutory Notice of Deficiency. Trial on the matter was held in April 1995, and a decision was rendered by the US Tax Court in March 1996 in Amoco's favour. The IRS appealed the Tax Court's decision in the US Court of Appeals for the Seventh Circuit and on 11 March 1998 the Seventh Circuit affirmed the Tax Court's prior decision. A comparable adjustment of foreign tax credits for each year has been proposed for the years 1983 through 1992 based upon subsequent IRS audits. Amoco believes that the foreign income taxes have been reflected properly in its US federal tax returns. Consequently, this dispute is not expected to have a material adverse effect on liquidity, results of operations or the consolidated financial position of Amoco.
17.  AVAILABILITY OF LISTING PARTICULARS
    Copies of the Listing Particulars are available for collection during business hours from the Company Secretary, The British Petroleum Company p.l.c, Britannic House, 1 Finsbury Circus, London EC2M 7BA, England during normal business hours on any weekday (Saturdays and public holidays excepted) from 30 October 1998 to the Effective Date free of charge. The Listing Particulars may be inspected at the offices of Linklaters & Paines at One Silk Street, London EC2Y 8HQ.
18.  DOCUMENTS FOR INSPECTION
    In addition to the Listing Particulars the following documents may be inspected at the offices of Linklaters & Paines at One Silk Street, London EC2Y 8HQ, England, during usual business hours on any weekday (Saturdays and public holidays excepted) until the Effective Date and at the EGM and the Separate Class Meeting:
    18.1 the Memorandum and Articles of Association of BP in their current form;

    18.2 the Memorandum and Articles of Association of BP Amoco in their proposed form assuming the Redenomination and the Merger take effect and all the Resolutions proposed at the EGM which amend the Articles of Association are passed;
    18.3 the audited consolidated accounts of the BP Group for the two financial years ended 31 December 1997 and the interim statement of results for the six month period ended 30 June 1998;
    18.4 the audited consolidated accounts of the Amoco Group for the two financial years ended 31 December 1997 and the interim statement of results for the six month period ended 30 June 1998;

    18.5 the letter from Ernst & Young regarding the summary of differences between U.S. GAAP and U.K. GAAP for Amoco, set out in Part III of the Listing Particulars;

    18.6 the letter from Ernst & Young regarding the pro forma financial information set out in Part IV of the Listing Particulars;

    18.7  the Prospectus;

    18.8 the letter from J.P. Morgan to BP dated 11 August 1998 giving its opinion as of that date that the Exchange Ratio was fair from a financial point of view to BP;
    18.9 the service contracts referred to in paragraphs 7.3 and 7.4 of Part VIII of the Listing Particulars;
    18.10 the material contracts referred to in paragraph 9 of Part VIII of the Listing Particulars;
    18.11 the written consents referred to in paragraph 11 of Part VIII of the Listing Particulars;

    18.12 BP's Annual Report and Accounts for 1992-1997;

    18.13 the rules of the LTTP; and

    18.14 the rules of the Option Plan.

30 October 1998

                     STATE STREET BANK AND TRUST COMPANY, TRUSTEE
                          AMOCO EMPLOYEE SAVINGS PLAN (AESP)
                      AND/OR AMOCO PERFORMANCE SHARE PLAN (APSP)
          THIS VOTING FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO PARTICIPANTS IN THE AESP AND/OR APSP:

With this voting form you will receive a copy of Amoco Corporation s Proxy Statement/Prospectus and Notice of Special Meeting of Shareholders to be held in Chicago, Illinois on December 10, 1998.

Under the AESP and APSP, a participant may instruct the Trustee how to vote the Amoco shares allocable to or owned by his or her account at the December 10, 1998 Special Meeting.

IF YOU WISH TO INSTRUCT THE TRUSTEE HOW TO VOTE SUCH SHARES, PLEASE COMPLETE AND SIGN THE REVERSE SIDE OF THIS VOTING FORM AND MAIL IT TO REACH THE TRUSTEE BY DECEMBER 3, 1998. A postage paid return envelope is enclosed for your convenience. The Trustee will also then be authorized to vote in its discretion on any additional matters that may properly come before the Special Meeting.

IF YOU ONLY SIGN AND RETURN THIS VOTING FORM AND PROVIDE NO SPECIFIC VOTING DIRECTION, THE TRUSTEE WILL VOTE SUCH SHARES "FOR" PROPOSAL 1.

IF BY DECEMBER 3, 1998, THE TRUSTEE HAS NOT RECEIVED THIS COMPLETED FORM, the Trustee will be authorized to vote such shares in its discretion on all matters that are determined by vote at the Special Meeting.

PROPOSAL 1: Approval of the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP"); Amoco Corporation, an Indiana corporation; and Eagle Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE



                                        [LOGO]

                         SPECIAL MEETING OF SHAREHOLDERS OF
                                 AMOCO CORPORATION

                                 DECEMBER 10, 1998
                                     3:00 P.M.

                              CHICAGO HILTON & TOWERS
                               INTERNATIONAL BALLROOM


                             720 SOUTH MICHIGAN AVENUE
                              CHICAGO, ILLINOIS 60605

     PLEASE MARK YOUR                                                       9533
/X/  VOTE AS IN THIS                                                        ----
     EXAMPLE.


         I DIRECT THE AMOCO SHARES ALLOCABLE TO AND/OR OWNED BY MY ACCOUNT(S)
          WITHIN THE AESP AND/OR APSP WHICH THE TRUSTEE IS ENTITLED TO VOTE
                      AT SAID MEETING SHALL BE VOTED AS FOLLOWS:


--------------------------------------------------------------------------------
            AMOCO'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
--------------------------------------------------------------------------------
                                                        For   Against   Abstain

1. Approval of the Agreement and Plan of Merger, dated  / /     / /       / /
   as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP");
   Amoco Corporation, an Indiana corporation; and Eagle
   Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

--------------------------------------------------------------------------------

                             PLEASE CHECK THIS BOX TO REQUEST A
                             TICKET TO THE SPECIAL MEETING.       / /


                             Please complete, sign, and return this form so that it is received by the Trustee no later than December 3, 1998.



                             ---------------------------------------------------

                             ---------------------------------------------------
                             Signature(s)                         Date

--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE


IF YOU WISH TO INSTRUCT THE TRUSTEE HOW TO VOTE THE AMOCO SHARES ALLOCABLE TO AND/OR OWNED BY YOUR ACCOUNT(S) WITHIN THE AESP AND/OR APSP, PLEASE COMPLETE AND SIGN THE ATTACHED VOTING FORM AND MAIL IT TO REACH THE TRUSTEE BY DECEMBER 3, 1998. The Trustee will also then be authorized to vote in its discretion on any additional matters that may properly come before the Special Meeting.

IF YOU ONLY SIGN AND RETURN THIS VOTING FORM and provide no specific voting direction, the Trustee will vote such shares FOR Proposal 1.

IF BY DECEMBER 3, 1998, YOU HAVE NOT RETURNED THIS FORM TO THE TRUSTEE, the Trustee will be authorized to vote such shares in its discretion on all matters that are determined by vote at the Special Meeting.

                         BANKERS TRUST COMPANY, TRUSTEE
          AMOCO FABRICS AND FIBERS COMPANY HOURLY 401(K) SAVINGS PLAN
        OR AMOCO FABRICS AND FIBERS COMPANY SALARIED 401(K) SAVINGS PLAN
        THIS VOTING FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO PARTICIPANTS IN THE AMOCO FABRICS AND FIBERS COMPANY 401(K) SAVINGS PLANS:

With this voting form you will receive a copy of Amoco Corporation s Proxy Statement/Prospectus and Notice of Special Meeting of Shareholders to be held in Chicago, Illinois on December 10, 1998.

Under the Amoco Fabrics and Fibers Company 401(k) Savings Plans, a participant may instruct the Trustee how to vote the shares allocable to that participant s interest in the Amoco Stock Fund at the December 10, 1998 Special Meeting.

IF YOU WISH TO INSTRUCT THE TRUSTEE HOW TO VOTE SUCH SHARES, PLEASE COMPLETE AND SIGN THE REVERSE SIDE OF THIS VOTING FORM AND MAIL IT TO REACH THE TRUSTEE BY DECEMBER 3, 1998. A postage paid return envelope is enclosed for your convenience. The Trustee will also then be authorized to vote in its discretion on any additional matters that may properly come before the Special Meeting.

IF YOU ONLY SIGN AND RETURN THIS VOTING FORM AND PROVIDE NO SPECIFIC VOTING DIRECTION, THE TRUSTEE WILL VOTE SUCH SHARES "FOR" PROPOSAL 1.

IF BY DECEMBER 3, 1998, THE TRUSTEE HAS NOT RECEIVED THIS COMPLETED FORM, the Trustee will be authorized to vote such shares in its discretion on all matters that are determined by vote at the Special Meeting.

PROPOSAL 1: Approval of the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP"); Amoco Corporation, an Indiana corporation; and Eagle Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                                     [LOGO]

                      SPECIAL MEETING OF SHAREHOLDERS OF
                              AMOCO CORPORATION

                               DECEMBER 10, 1998
                                   3:00 P.M.

                           CHICAGO HILTON & TOWERS
                            INTERNATIONAL BALLROOM


                           720 SOUTH MICHIGAN AVENUE
                            CHICAGO, ILLINOIS 60605

     PLEASE MARK YOUR                                                       1966
/X/  VOTE AS IN THIS                                                        ----
     EXAMPLE.



     I DIRECT THE AMOCO SHARES ALLOCABLE TO MY INTEREST IN THE AMOCO STOCK
       FUND WHICH THE TRUSTEE IS ENTITLED TO VOTE AT SAID MEETING SHALL
                             BE VOTED AS FOLLOWS:
--------------------------------------------------------------------------------
         AMOCO'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
--------------------------------------------------------------------------------
                                                        For   Against   Abstain

1. Approval of the Agreement and Plan of Merger, dated  / /     / /       / /
   as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP");
   Amoco Corporation, an Indiana corporation; and Eagle
   Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

--------------------------------------------------------------------------------


                             PLEASE CHECK THIS BOX TO REQUEST A
                             TICKET TO THE SPECIAL MEETING.       / /


                             Please complete, sign, and return this form so that it is received by the Trustee no later than December 3, 1998.



                             ---------------------------------------------------

                             ---------------------------------------------------
                             Signature(s)                         Date
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


IF YOU WISH TO INSTRUCT THE TRUSTEE HOW TO VOTE THE AMOCO SHARES ALLOCABLE TO YOUR INTEREST IN THE AMOCO STOCK FUND, PLEASE COMPLETE AND SIGN THE ATTACHED VOTING FORM AND MAIL IT TO REACH THE TRUSTEE BY DECEMBER 3, 1998. The Trustee will also then be authorized to vote in its discretion on any additional matters that may properly come before the Special Meeting.

IF YOU ONLY SIGN AND RETURN THIS VOTING FORM and provide no specific voting direction, the Trustee will vote such shares "FOR" Proposal 1.

IF BY DECEMBER 3, 1998, YOU HAVE NOT RETURNED THIS FORM TO THE TRUSTEE, the Trustee will be authorized to vote such shares in its discretion on all matters that are determined by vote at the Special Meeting.

                                  AMOCO CORPORATION
          THIS VOTING FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints as proxies, with full power of substitution, H. L. Fuller and W. G. Lowrie, and each of them, to vote all shares of the undersigned at the Special Meeting of Shareholders of Amoco Corporation to be held at Chicago Hilton & Towers, 720 South Michigan Avenue, Chicago, Illinois, on December 10, 1998, at 3:00 p.m., or at any adjournment thereof, on the matter shown in the manner directed hereon and in their discretion on all other matters properly coming before the Special Meeting.

PROPOSAL 1: Approval of the Agreement and Plan of Merger, dated as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP"); Amoco Corporation, an Indiana corporation; and Eagle Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

The proxies cannot vote your shares unless you sign and return a voting form. You are encouraged to specify your vote by marking the appropriate box on the reverse side of this form.

IF YOU ONLY SIGN AND RETURN THIS VOTING FORM AND PROVIDE NO SPECIFIC VOTING DIRECTION TO THE PROXIES, YOUR SHARES WILL BE VOTED "FOR" PROPOSAL 1.

----------------------------------------------------
             ADDRESS CHANGE/COMMENTS


----------------------------------------------------

----------------------------------------------------

----------------------------------------------------                 -----------
(If you have written in this space, please mark the                  SEE REVERSE
corresponding box on the reverse side of this card.)                     SIDE
----------------------------------------------------                 -----------

--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE



                                        [LOGO]


                          SPECIAL MEETING OF SHAREHOLDERS OF
                                  AMOCO CORPORATION

                                  DECEMBER 10, 1998
                                      3:00 P.M.

                               CHICAGO HILTON & TOWERS
                                INTERNATIONAL BALLROOM


                              720 SOUTH MICHIGAN AVENUE
                               CHICAGO, ILLINOIS 60605

     PLEASE MARK YOUR                                                       2254
/X/  VOTE AS IN THIS                                                        ----
     EXAMPLE.

             THIS VOTING FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                               MANNER DIRECTED HEREON.
--------------------------------------------------------------------------------
            AMOCO'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
--------------------------------------------------------------------------------
                                                        For   Against   Abstain

1. Approval of the Agreement and Plan of Merger, dated  / /     / /       / /
   as of August 11, 1998, as amended as of October 22, 1998, by and among The British Petroleum Company p.l.c., an English public limited company ("BP");
   Amoco Corporation, an Indiana corporation; and Eagle
   Holdings, Inc., an Indiana corporation and wholly-owned subsidiary of BP ("Merger Sub"), and the transactions contemplated thereby, including the merger of Merger Sub with and into Amoco Corporation, after which Amoco Corporation shall be a wholly-owned subsidiary of BP.

--------------------------------------------------------------------------------


                             PLEASE CHECK THIS BOX TO REQUEST A
                             TICKET TO THE SPECIAL MEETING.                  / /

                             MARK THE BOX AT RIGHT IF A COMMENT OR
                             ADDRESS CHANGE HAS BEEN NOTED ON
                             THE REVERSE SIDE OF THIS FORM.                  / /

                             Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Each signer hereby revokes all proxies heretofore given by same to vote at said meeting or any adjournments thereof.

                             ---------------------------------------------------

                             ---------------------------------------------------
                             Signature(s)                         Date

--------------------------------------------------------------------------------
                                 FOLD AND DETACH HERE


PLEASE COMPLETE, SIGN, AND RETURN THE ATTACHED VOTING FORM. Thank you for responding promptly and saving your Corporation the expense of a second mailing.

The proxies cannot vote your shares unless you sign and return a voting form. You are encouraged to specify your vote by marking the appropriate box above.

If you only sign and return the attached voting form and provide no specific voting direction, the proxies will vote your shares "FOR" Proposal 1.